As filed with the Securities and Exchange Commission January 29, 1998

                                                                       File Nos.
                                                                         2-11346
                                                                         811-537

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.

                       Post Effective Amendment No. 77 (X)

                                     and/or

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                              Amendment No. 23         (X)

                         FRANKLIN CUSTODIAN FUNDS, INC.
               (Exact Name of Registrant as Specified in Charter)

                777  MARINERS  ISLAND  BLVD.,  SAN MATEO,  CA 94404
              (Address of Principal Executive Offices) (Zip Code)

      Registrant's Telephone Number, Including Area Code (650) 312-2000

       HARMON E. BURNS, 777 MARINERS ISLAND BLVD., SAN MATEO, CA 94404
              (Name and Address of Agent for Service of Process)

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box)

[ ]  immediately  upon filing  pursuant to paragraph (b)
[X] on February 1, 1998 pursuant to paragraph (b)
[ ] 60 days after filing pursuant to paragraph (a)(1)
[ ] on (Date) pursuant to paragraph  (a)(1)
[ ] 75 days after filing pursuant to paragraph (a)(2)
[ ] on (Date) pursuant to paragraph (a)(2)of Rule 485

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment

Title of Securities Being Registered:

Shares of Common Stock of:

Franklin  Custodian  Funds,  Inc.
     Growth Series - Class I and II
     Growth Series - Advisor Class
     Utilities  Series - Class I and II
     Utilities  Series - Advisor Class
     DynaTech  Series - Class I and II
     Income Series - Class I and II
     Income Series - Advisor Class
     U.S. Government Securities Series - Class I and II
     U.S. Government Securities Series - Advisor Class


                         FRANKLIN CUSTODIAN FUNDS, INC.
                              CROSS REFERENCE SHEET

                                    FORM N-1A

                PART A: INFORMATION REQUIRED IN THE PROSPECTUS
                           (All Series Class I and II)

N-1A                                     Location in
ITEM NO.  ITEM                           REGISTRATION STATEMENT

1.      Cover Page                       Cover Page

2.      Synopsis                         Expense Summary

3.      Condensed Financial Information  "Financial Highlights"; "How Does
                                         the Fund Measure Performance?"

4.      General Description of           "How Is the Fund Organized?"; "How
        Registrant                       Does the Fund Invest Its Assets?";
                                         "What Are the Risks of Investing in
                                         the Fund"

5.      Management of the Fund           "Who Manages the Fund?"

5A.     Management's Discussion of       Contained in Registrant's Annual
        Fund Performance                 Report to Shareholders

6.      Capital Stock and Other          "How Is the Fund Organized?";
        Securities                       "Services to Help You Manage Your
                                         Account"; "What Distributions Might
                                         I Receive from the Fund?"; "How
                                         Taxation Affects the Fund and Its
                                         Shareholders"; "What If I Have
                                         Questions About My Account?"

7.      Purchase of Securities Being     "How Do I Buy Shares?"; "May I
        Offered                          Exchange Shares for Shares of
                                         Another Fund?"; "Transaction
                                         Procedures and Special
                                         Requirements"; "Services to Help
                                         You Manage Your Account"; "Who
                                         Manages the Fund?"; "Useful Terms
                                         and Definitions"

8.      Redemption or Repurchase         "May I Exchange Shares for Shares
                                         of Another Fund?"; "How Do I Sell
                                         Shares?"; "Transaction Procedures
                                         and Special Requirements";
                                         "Services to Help You Manage Your
                                         Account"; "Useful Terms and
                                         Definitions"

9.      Pending Legal Proceedings        Not Applicable


                         FRANKLIN CUSTODIAN FUNDS, INC.
                              CROSS REFERENCE SHEET

                                    FORM N-1A

                PART A: INFORMATION REQUIRED IN THE PROSPECTUS
                         (Growth Series - Advisor Class
                        Utilities Series - Advisor Class
                          Income Series - Advisor Class
               U.S. Government Securities Series - Advisor Class)

N-1A                                    Location in
ITEM NO.  ITEM                          REGISTRATION STATEMENT

1.     Cover Page                       Cover Page

2.     Synopsis                         Expense Summary

3.     Condensed Financial              "Financial Highlights"; "How Does
       Information                      the Fund Measure Performance?"

4.     General Description of           "How Is the Fund Organized?"; "How
       Registrant                       Does the Fund Invest its Assets?";
                                        "What Are the Risks of Investing in
                                        the Fund?"

5.     Management of the Fund           "Who Manages the Fund?"

5A.    Management's Discussion of       Contained in Registrant's Annual
       Fund Performance                 Report to Shareholders

6.     Capital Stock and Other          "How Is the Fund Organized?";
       Securities                       "Services to Help You Manage Your
                                        Account"; "What Distributions Might
                                        I Receive From the Fund?"; "How
                                        Taxation Affects the Fund and Its
                                        Shareholders"; "What If I Have
                                        Questions About My Account?"

7.     Purchase of Securities Being     "How Do I Buy Shares?"; "May I
       Offered                          Exchange Shares for Shares of
                                        Another Fund?"; "Transaction
                                        Procedures and Special
                                        Requirements"; "Services to Help
                                        You Manage Your Account"; "Who
                                        Manages the Fund?"; "Useful Terms
                                        and Definitions"

8.     Redemption or Repurchase         "May I Exchange Shares for Shares
                                        of Another Fund?"; "How Do I Sell
                                        Shares?"; "Transaction Procedures
                                        and Special Requirements";
                                        "Services to Help You Manage Your
                                        Account"; "Useful Terms and
                                        Definitions"

9.     Pending Legal Proceedings        Not Applicable


                         FRANKLIN CUSTODIAN FUNDS, INC.
                              CROSS REFERENCE SHEET

                                    FORM N-1A

                       Part B: Information Required in the
                       STATEMENT OF ADDITIONAL INFORMATION
                           (All Series Class I and II)

N-1A                                     Location in
ITEM NO.  ITEM                           REGISTRATION STATEMENT

10.     Cover Page                       Cover Page

11.     Table of Contents                Table of Contents

12.     General Information and          Not Applicable

        History
13.     Investment Objectives and        "How Does the Fund Invest Its
        Policies                         Assets?"; "Investment
                                         Restrictions"

14.     Management of the Fund           "Officers and Directors";
                                         "Investment Management and Other
                                         Services"

15.     Control Persons and Principal    "Officers and Directors";
        Holders of Securities            "Investment Management and Other
                                         Services"; "Miscellaneous
                                         Information"

16.     Investment Advisory and Other    "Investment Management and Other
        Services                         Services"; "The Fund's Underwriter"

17.     Brokerage Allocation and Other   "How Does the Fund Buy Securities
        Practices                        for its Portfolio?"

18.     Capital Stock and Other          Not Applicable
        Securities

19.     Purchase, Redemption and         "How Do I Buy, Sell and Exchange
        Pricing of Securities Being      Shares?"; "How Are Fund Shares
        Offered                          Valued?"; "Financial Statements"

20.     Tax Status                       "Additional Information About
                                         Distributions and Taxes"

21.     Underwriters                     "The Fund's Underwriter"

22.     Calculation of Performance       "How Does the Fund Measure
        Data                             Performance?"

23.     Financial Statements             "Financial Statements"


                         FRANKLIN CUSTODIAN FUNDS, INC.
                              CROSS REFERENCE SHEET

                                    FORM N-1A

                       Part B: Information Required in the
                       STATEMENT OF ADDITIONAL INFORMATION
                         (Growth Series - Advisor Class
                        Utilities Series - Advisor Class
                          Income Series - Advisor Class
               U.S. Government Securities Series - Advisor Class)

N-1A                                          Location in
ITEM NO.     ITEM                             REGISTRATION STATEMENT

10.     Cover Page                       Cover Page

11.     Table of Contents                Table of Contents

12.     General Information and          Not Applicable
        History
13.     Investment Objectives and        "How Does the Fund Invest Its
        Policies                         Assets?"; "Investment Restrictions"

14.     Management of the Fund           "Officers and Directors";
                                         "Investment Management and Other
                                         Services"

15.     Control Persons and Principal    "Officers and Directors";
        Holders of Securities            "Investment Management and Other
                                         Services"; "Miscellaneous
                                         Information"

16.     Investment Advisory and Other    "Investment Management and Other
        Services                         Services"; "The Fund's Underwriter"

17.     Brokerage Allocation and Other   "How Does the Fund Purchase
        Practices                        Securities for Its Portfolio?"

18.     Capital Stock and Other          Not Applicable
        Securities

19.     Purchase, Redemption and         "How Do I Buy, Sell and Exchange
        Pricing of Securities Being      Shares?"; "How are Fund Shares
        Offered                          Valued?"; "Financial Statements"

20.     Tax Status                       "Additional Information About
                                         Distributions and Taxes"

21.     Underwriters                     "The Fund's Underwriter"

22.     Calculation of Performance       "How does the Fund Measure
        Data                             Performance?"

23.     Financial Statements             "Financial Statements"



PROSPECTUS & APPLICATION
FRANKLIN CUSTODIAN FUNDS, INC.
INVESTMENT STRATEGY
TAX-FREE INCOME
FEBRUARY 1, 1998                     INVESTMENT STRATEGY
UTILITIES SERIES                     GROWTH & INCOME
INCOME SERIES                        GROWTH & INCOME
GROWTH SERIES                        GROWTH
DYNATECH SERIES                      GROWTH
U.S. GOVERNMENT SECURITIES SERIES    INCOME


This prospectus describes Class I and Class II shares of the five series of Franklin Custodian Funds, Inc. ("Custodian Funds"). Each series may individually or together be referred to as the "Fund(s)." This prospectus contains information you should know before investing in the Fund. Please keep it for future reference.


Utilities Series, Income Series, Growth Series and U.S. Government Securities Series currently offer another class of shares with a different sales charge and expense structure, which affects performance. This class is described in a separate prospectus. For more information, contact your investment representative or call 1-800/DIAL BEN.

The Custodian Funds has a Statement of Additional Information ("SAI") for its Class I and Class II shares, dated February 1, 1998, which may be amended from time to time. It includes more information about the Custodian Funds' procedures and policies. It has been filed with the SEC and is incorporated by reference into this prospectus. For a free copy or a larger print version of this prospectus, call 1-800/DIAL BEN.


SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY STATE SECURITIES COMMISSION NOR HAS THE SEC OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


INCOME SERIES MAY INVEST UP TO 100% OF ITS NET ASSETS IN NON-INVESTMENT GRADE BONDS. THESE ARE COMMONLY KNOWN AS "JUNK BONDS." THEIR DEFAULT AND OTHER RISKS ARE GREATER THAN THOSE OF HIGHER RATED SECURITIES. YOU SHOULD CAREFULLY CONSIDER THESE RISKS BEFORE INVESTING IN THE FUND. PLEASE SEE "WHAT ARE THE RISKS OF INVESTING IN THE FUND?"

THIS PROSPECTUS IS NOT AN OFFERING OF THE SECURITIES HEREIN DESCRIBED IN ANY STATE, JURISDICTION OR COUNTRY IN WHICH THE OFFERING IS NOT AUTHORIZED. NO SALES REPRESENTATIVE, DEALER, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS. FURTHER INFORMATION MAY BE OBTAINED FROM DISTRIBUTORS.

FRANKLIN CUSTODIAN FUNDS, INC.
February 1, 1998

When reading this prospectus, you will see certain terms beginning with capital letters. This means the term is explained in our glossary section.

TABLE OF CONTENTS

ABOUT THE FUND
Expense Summary ............................................................2
Financial Highlights .......................................................4
How Does the Fund Invest Its Assets? ......................................13
What Are the Risks of Investing in the Fund? ..............................24
Who Manages the Fund? .....................................................29
How Does the Fund Measure Performance? ....................................33
How Taxation Affects the Fund and Its Shareholders ........................34
How Is the Fund Organized? ................................................37

ABOUT YOUR ACCOUNT
How Do I Buy Shares? ......................................................38
May I Exchange Shares for Shares of Another Fund? .........................46
How Do I Sell Shares? .....................................................49
What Distributions Might I Receive From the Fund? .........................52
Transaction Procedures and Special Requirements ...........................53
Services to Help You Manage Your Account ..................................57
What If I Have Questions About My Account? ................................60

GLOSSARY
Useful Terms and Definitions ..............................................60

APPENDIX
Description of Ratings ....................................................63

777 Mariners Island Blvd.
P.O. Box 7777
San Mateo
CA 94403-7777

1-800/DIAL BEN

ABOUT THE FUND


EXPENSE SUMMARY


This table is designed to help you understand the costs of investing in the Fund. It is based on the historical expenses of each class for the fiscal year ended September 30, 1997. The Fund's actual expenses may vary.


                                                 GROWTH      UTILITIES      INCOME       U.S. GOVERNMENT               DYNATECH
                                                 SERIES         SERIES      SERIES       SECURITIES SERIES       SERIES

A. SHAREHOLDER TRANSACTION EXPENSES+

   CLASS I

   Maximum Sales Charge (as a percentage
    of Offering Price)                              4.50%        4.25%       4.25%           4.25%               4.50%
    Paid at time of purchase++                      4.50%        4.25%       4.25%           4.25%               4.50%
    Paid at redemption++++                          NONE         NONE        NONE            NONE                NONE
   Exchange Fee (per transaction)                  $5.00*       $5.00*      $5.00*          $5.00*                NONE
   Class II
   Maximum Sales Charge (as a
   percentage of Offering Price)                    1.99%        1.99%       1.99%           1.99%               1.99%
    Paid at time of purchase+++                     1.00%        1.00%       1.00%           1.00%               1.00%
    Paid at redemption++++                          0.99%        0.99%       0.99%           0.99%               0.99%
   Exchange Fee (per transaction)                  $5.00*       $5.00*       5.00*          $5.00*                NONE
   B.Annual Fund Operating Expenses (as a percentage of average net assets)
   Class I
   Management Fees                                  0.48%        0.46%       0.46%           0.45%               0.60%
   Rule 12b-1 Fees**                                0.23%        0.13%       0.15%           0.09%               0.22%
   Other Expenses                                   0.18%        0.16%       0.11%           0.10%               0.22%
                                                    ------------------------------------------------------------------
   Total Fund Operating Expenses                    0.89%        0.75%       0.72%           0.64%               1.04%
                                                    ==================================================================
   Class II
   Management Fees                                  0.48%        0.46%       0.46%           0.45%               0.60%
   Rule 12b-1 Fees**                                1.00%        0.65%       0.65%           0.65%               1.00%
   Other Expenses                                   0.18%        0.16%       0.11%           0.10%               0.22%
                                                    ------------------------------------------------------------------
   Total Fund Operating Expenses                    1.66%        1.27%       1.22%           1.20%               1.82%
                                                   ==================================================================

C. Example

   Assume the annual return for each class is 5%, operating expenses are as described above, and you sell your shares after the number of years shown. These are the projected expenses for each $1,000 that you invest in the Fund.



                                 GROWTH            UTILITIES      INCOME          U.S. GOVERNMENT         DYNATECH
                                 SERIES            SERIES         SERIES          SECURITIES SERIES       SERIES

   CLASS I

   1 Year***                     $ 54              $ 50            $ 50                  $ 49               $ 55
   3 Years                       $ 72              $ 65            $ 65                  $ 62               $ 77
   5 Years                       $ 92              $ 82            $ 81                  $ 77               $100
   10 Years                      $150              $132            $128                  $119               $166

   CLASS II
   1 Year                        $ 37              $ 33            $ 32                  $ 32               $ 38
   3 Years                       $ 62              $ 50            $ 48                  $ 48               $ 67
   5 Years                       $ 99              $ 79            $ 76                  $ 75               $108
   10 Years                      $205              $162            $156                  $154               $222

   For the same Class II investment, you would pay projected expenses of $27 (Growth Series), $23 (Utilities Series), $22 (Income Series), $22 (U.S. Government Securities Series) and $28 (DynaTech Series) if you did not sell your shares at the end of the first year. Your projected expenses for the remaining periods would be the same.


   THIS IS JUST AN EXAMPLE. IT DOES NOT REPRESENT PAST OR FUTURE EXPENSES OR RETURNS. ACTUAL EXPENSES AND RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. The Fund pays its operating expenses. The effects of these expenses are reflected in the Net Asset Value or dividends of each class and are not directly charged to your account.


+If your transaction is processed through your Securities Dealer, you may be charged a fee by your Securities Dealer for this service. ++There is no front-end sales charge if you invest $1 million or more in Class I shares. +++Although Class II has a lower front-end sales charge than Class I, its Rule 12b-1 fees are higher. Over time you may pay more for Class II shares. Please see "How Do I Buy Shares? - Choosing a Share Class." ++++A Contingent Deferred Sales Charge may apply to any Class II purchase if you sell the shares within 18 months and to Class I purchases of $1 million or more if you sell the shares within one year. A Contingent Deferred Sales Charge may also apply to purchases by certain retirement plans that qualify to buy Class I shares without a front-end sales charge. The charge is 1% of the value of the shares sold or the Net Asset Value at the time of purchase, whichever is less. The number in the table shows the charge as a percentage of Offering Price. While the percentage is different depending on whether the charge is shown based on the Net Asset Value or the Offering Price, the dollar amount paid by you would be the same. See "How Do I Sell Shares? - Contingent Deferred Sales Charge" for details. *$5.00 fee is only for Market Timers. We process all other exchanges without a fee.
**For Utilities, Income and U.S. Government Securities Series, these fees may not exceed 0.15% for Class I and 0.65% for Class II. For Growth and DynaTech Series, these fees may not exceed 0.25% for Class I and 1.00% for Class II. The combination of front-end sales charges and Rule 12b-1 fees could cause long-term shareholders to pay more than the economic equivalent of the maximum front-end sales charge permitted under the NASD's rules.
***Assumes a Contingent Deferred Sales Charge will not apply.


FINANCIAL HIGHLIGHTS


This table summarizes each Fund's financial history. The information has been audited by Coopers & Lybrand L.L.P., the Funds' independent auditors. Their audit report covering each of the most recent five years appears in the financial statements in Custodian Funds' Annual Report to Shareholders for the fiscal year ended September 30, 1997. The Annual Report to Shareholders also includes more information about each Fund's performance. For a free copy, please call Fund Information.

GROWTH SERIES

                                                                       CLASS I+++
                                                            YEAR ENDED SEPT. 30,
                                          1997     1996    1995   1994    1993     1992    1991     1990    1989    1988
                                          -------------------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net Asset Value, beginning of year       $22.82  $19.38  $14.96  $14.25  $13.70   $13.45   $10.69   $11.97  $ 9.64  $10.39
                                        ----------------------------------------------------------------------------------
Income from investment operations:
 Net investment income                      .36     .22     .17     .19     .23      .23      .33      .32     .23     .21
 Net realized and unrealized
 gains (losses)                            4.34    3.53    4.43     .90     .58      .52     2.70    (1.19)   2.33    (.57)
                                          ---------------------------------------------------------------------------------
Total from investment operations           4.70    3.75    4.60    1.09     .81      .75     3.03     (.87)   2.56    (.36)
                                          =================================================================================
Less distributions:
 Dividends from net investment income      (.23)   (.16)   (.14)   (.30)   (.19)    (.35)    (.27)    (.21)   (.22)   (.20)
 Distributions from net realized gains     (.20)   (.15)   (.04)   (.08)  (.07)     (.15)      -      (.20)   (.01)   (.19)
                                          ---------------------------------------------------------------------------------
Total distributions                       (.43)    (.31)   (.18)   (.38)  (.26)     (.50)    (.27)    (.41)   (.23)   (.39)
                                          ---------------------------------------------------------------------------------
Net Asset Value, end of year            $27.09   $22.82  $19.38  $14.96 $14.25    $13.70   $13.45   $10.69  $11.97  $ 9.64
                                          ===================================================================================
Total return*                            20.84%   19.60%  31.11%   7.63%  5.87%     5.73%   28.65%  (7.55)%  27.02%  (3.28)%
Ratios/Supplemental Data
Net assets, end of year
(in millions)                             $1,436  $1,020   $713    $517   $561      $533     $331    $170    $135    $107
Ratio to average net assets:
 Expenses                                  .89%     .87%    .90%    .77%   .64%      .66%     .70%     .73%    .76%    .77%
 Net investment income                    1.60%    1.16%   1.08%   1.23%  1.64%     2.06%    2.58%    2.74%   1.94%   2.27%
Portfolio turnover rate                   1.77%    2.03%   1.39%   6.52%  1.70%      .81%    7.98%     -     -2.24%     -
Average commission rate paid***           $.0568   $.0543     -       -      -         -        -      -         -      -


                                                      CLASS II
                                              YEAR ENDED SEPT. 30,
                                                 1997     1996     1995+
                                                 -----------------------

PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
 the year)
Net Asset Value, beginning of year                $22.60   $19.33   $16.88
                                                  ------------------------
Income from investment operations:
 Net investment income                               .20      .12      .02
                                                    ---------------------
 Net realized and unrealized gains                  4.25     3.46     2.43
Total from investment operations                    4.45     3.58     2.45
                                                    ======================
Less distributions:
 Dividends from net investment income               (.15)    (.16)    -
 Distributions from net realized gains              (.20)    (.15)    -
                                                    -------------------
Total distributions                                 (.35)    (.31)    -
                                                    -------------------
Net Asset Value, end of year                      $26.70   $22.60   $19.33
                                                  ========================
Total return*                                      19.91%   18.73%   14.72%
Ratios/Supplemental Data
Net assets, end of year (in millions)              $117      $43      $4
Ratio to average net assets:
 Expenses                                           1.66%    1.63%  1.79%**
 Net investment income                               .85%     .40%  .37%**
Portfolio turnover rate                             1.77%    2.03%  1.39%
Average commission rate paid***                     $.0568  $ .0543   -


DYNATECH SERIES

                                                                    CLASS I+++
                                                               YEAR ENDED SEPT. 30,
                                          1997     1996     1995   1994     1993    1992  1991    1990     1989    1988
-----------------------------------------------------------------------------------------------------------------------

Per Share Operating Performance
(for a share outstanding throughout
  the year)
Net Asset Value, beginning of year        $14.03   $12.78   $ 9.85  $10.29  $9.21  $8.68   $6.77  $7.63    $5.89   $7.08
                                          ------------------------------------------------------------------------------
Income from investment operations:
 Net investment income                       .10      .06      .12     .07    .10    .12     .13    .15      .06     .04
 Net realized and unrealized gains (losses) 4.81     1.54     2.99     .21   1.21    .52    1.95   (.35)    1.72   (1.20)
                                            -----------------------------------------------------------------------------
Total from investment operations            4.91     1.60     3.11     .28   1.31    .64    2.08   (.20)    1.78   (1.16)
                                            =============================================================================
 Dividends from net investment income       (.06)    (.12)    (.05)   (.12)  (.12)  (.11)   (.17)  (.06)    (.04)   (.03)
 Distributions from net realized gains      (.40)    (.23)    (.13)   (.60)  (.11)     -      -    (.60)      -       -
                                            ---------------------------------------------------------------------------
Total distributions                         (.46)    (.35)    (.18)   (.72)  (.23)  (.11)   (.17)  (.66)    (.04)   (.03)
                                            -----------------------------------------------------------------------------
Net Asset Value, end of year              $18.48   $14.03   $12.78  $ 9.85 $10.29  $9.21   $8.68  $6.77    $7.63   $5.89
                                          ==============================================================================
Total return*                              35.63%  12.84%   32.10%    2.89% 14.36%  7.29%  31.21% (2.71)%  30.26% (16.41)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in millions)       $188     $105      $93     $67    $71     $65     $49      $37    $38      $34
Ratio to average net assets:
 Expenses                                   1.04%   1.05%    1.01%    1.00%   .81%    .81%    .93%     .79%    .83%    .87%
 Net investment income                       .75%    .43%    1.11%     .69%  1.03%   1.42%   1.57%    2.09%    .90%    .68%
Portfolio turnover rate                     5.59%  11.94%    9.83%    9.73% 26.56%  10.70%   7.12%   11.34%      -    3.68%
Average commission rate paid***             $.0536  $.0551       -       -      -      -       -        -        -       -


                                                                       CLASS II

                                                               YEAR ENDED SEPT. 30
                                                                   1997           1996++
                                                               -------------------------

Per Share Operating Performance

(for a share outstanding throughout the year)

Net Asset Value, beginning of year                                 $14.03       $13.57
                                                                   -------------------

Income from investment operations:

 Net investment income                                                .07           -

 Net realized and unrealized gains                                   4.66          .46
                                                                     -----------------

Total from investment operations                                     4.73          .46
                                                                     =================

Less distributions:  Dividends from net investment income            (.06)          -

 Distributions from net realized gains                               (.40)          -
                                                                     ----------------

Total distributions                                                  (.46)          -
                                                                     ----------------

Net Asset Value, end of year                                       $18.30       $14.03
                                                                   ===================

Total return*                                                       34.32%        3.39%

RATIOS/SUPPLEMENTAL DATA

Net assets, at end of year (in millions)                            $3 -

RATIOS TO AVERAGE NET ASSETS:

 Expenses                                                            1.82%      1.85%**

 Net investment income                                                .25%      (.14)%**

Portfolio turnover rate                                              5.59%      11.94%

Average commission rate paid***                                      $.0536      $.0551


UTILITIES SERIES
                                                                       CLASS I
                                                               YEAR ENDED SEPT. 30,
                                           1997    1996    1995    1994   1993    1992     1991     1990    1989    1988
                                           -----------------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE

(for a share outstanding throughout
 the year)

Net Asset Value, beginning of year       $ 9.73   $9.75   $8.33   $10.78  $ 9.63   $8.81  $7.48  $8.10    $7.46   $7.72
                                         ------------------------------------------------------------------------------

Income from investment operations:

 Net investment income                      .53     .54     .53      .55     .53     .53    .54    .53      .55     .55

 Net realized and unrealized gains
 (losses)                                   .73     .03    1.42    (2.44)   1.17     .85   1.38   (.56)     .67    (.24)
                                            ----------------------------------------------------------------------------

Total from investment operations           1.26     .57    1.95    (1.89)   1.70    1.38   1.92   (.03)    1.22     .31
                                           ============================================================================

Less distributions:

 Dividends from net investment income      (.52)   (.52)   (.52)    (.52)   (.55)   (.56)  (.59)  (.58)    (.58)   (.57)

 Distributions from net realized gains     (.43)   (.07)   (.01)    (.04)      -       -      -   (.01)       -       -
                                           ----------------------------------------------------------------------------

Total distributions                        (.95)   (.59)   (.53)    (.56)   (.55)   (.56)  (.59)  (.59)    (.58)   (.57)
                                           -----------------------------------------------------------------------------

Net Asset Value, end of year             $10.04   $9.73   $9.75   $ 8.33  $10.78   $9.63  $8.81  $7.48    $8.10   $7.46
                                         ===============================================================================

Total return*                             13.72%   5.94%  24.19%  (17.94)% 17.83%  15.89% 26.15%  (.93)%  16.71%   4.03%

Ratios/Supplemental Data

Net assets, end of year (in millions)     $1,953   $2,401  $2,766  $2,573   $3,627   $2,191   $1,226$ 749    $ 652  $ 616

Ratio to average net assets:

 Expenses                                   .75%    .71%    .73%     .64%    .55%    .57%   .59%   .60%     .62%    .64%

 Net investment income                     5.26%   5.24%   5.88%    5.76%   5.30%   5.90%  6.44%  6.50%    7.10%   7.36%

Portfolio turnover rate                    7.24%  17.05%   5.55%    6.34%   7.81%   1.39%   .89%  2.07%    4.02%   1.68%

Average commission rate paid***            $.0505  $.0486     -        -       -       -      -      -        -       -


                                                          CLASS II
                                                   YEAR ENDED SEPT. 30,
                                                       1997 1996    1995+
                                                       ------------------

PER SHARE OPERATING PERFORMANCE

(for a share outstanding throughout
 the year)

Net Asset Value, beginning of year        $ 9.72        $9.75         $8.89
                                          ---------------------------------

Income from investment operations:

 Net investment income                       .45          .46           .23

 Net realized and unrealized gains           .76          .06           .88
                                             ------------------------------

Total from investment operations            1.21          .52          1.11
                                            ===============================

Less distributions:

 Dividends from net investment income       (.48)        (.48)         (.25)

 Distributions from net realized gains      (.43)        (.07)          -
                                            --------------------------------

Total distributions                         (.91)        (.55)         (.25)
                                            --------------------------------

Net Asset Value, at end of year           $10.02        $9.72         $9.75
                                          =================================

Total return*                              13.06%        5.39%        13.01%

Ratios/Supplemental Data

Net assets, end of year (in millions)       $22          $20          $8

Ratio to average net assets:

 Expenses                                   1.27%        1.23%         1.21%**

 Net investment income                      4.78%        4.86%         5.15%**

Portfolio turnover rate                     7.24%       17.05%         5.55%

Average commission rate paid***             $.0505       $.0486           -


INCOME SERIES

                                                               CLASS I

                                                                       YEAR ENDED SEPT. 30,
                                            1997     1996   1995   1994     1993    1992     1991   1990     1989    1988
                                            -----------------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE

(for a share outstanding throughout the year)

Net Asset Value, beginning of year           $2.30   $2.30   $2.22   $2.46  $2.25   $2.08    $1.76    $2.11   $2.11   $2.22
                                             ------------------------------------------------------------------------------

Income from investment operations:

 Net investment income                         .18     .19     .18     .17    .18     .19      .19      .21     .22     .23

 Net realized and unrealized gains (losses)    .20     .02     .11    (.20)   .23     .19      .35     (.32)    .01    (.10)
                                               -----------------------------------------------------------------------------

Total from investment operations               .38     .21     .29    (.03)   .41     .38      .54     (.11)    .23     .13
                                               =============================================================================

Less distributions:

 Dividends from net investment income         (.18)   (.18)   (.18)   (.18)  (.19)   (.20)    (.22)    (.22)   (.22)   (.22)

 Distributions from net realized gains        (.01)   (.03)   (.03)   (.03)  (.01)   (.01)    -        (.02)   (.01)   (.02)
                                              ------------------------------------------------------------------------------

Total distributions                           (.19)   (.21)   (.21)   (.21)  (.20)   (.21)    (.22)    (.24)   (.23)   (.24)
                                              ------------------------------------------------------------------------------

Net Asset Value, end of year                 $2.49   $2.30   $2.30   $2.22  $2.46   $2.25    $2.08    $1.76   $2.11   $2.11
                                             ==============================================================================

Total return*                                17.31%  9.43   14.00%  (1.52)% 18.76%   18.80%   32.60%  (6.37)%11.16%    6.00%

Ratios/Supplemental Data

Net assets, end of year (in millions)      $7,739    $6,780  $5,886   $4,892  $3,935   $2,484   $1,673   $1,299$1,190  $727

Ratio to average net assets:

 Expenses                                      .72%    .70%    .71%    .64%   .54%    .55%     .56%     .55%    .57%    .61%

 Net investment income                        7.45%   8.27%   8.26%   7.37%  7.84%   9.11%   10.17%   10.73%  10.46%  10.50%

Portfolio turnover rate                      16.15%  25.29%  58.64%  23.37% 25.41%  23.30%   33.92%   12.14%  12.05   10.01%

Average commission rate paid***               $.0498  $.0518    -      -      -       -        -        -       -       -


                                                           CLASS II
                                                    YEAR ENDED SEPT. 30,
                                                 1997       1996       1995+
                                                 ---------------------------

PER SHARE OPERATING PERFORMANCE

(for a share outstanding throughout
 the year)

Net Asset Value, beginning of year               $2.30       $2.30    $2.18
                                                 --------------------------

Income from investment operations:

 Net investment income                             .16         .17      .08

 Net realized and unrealized gains                 .21         .03      .11
                                                   ------------------------

Total from investment operations                   .37         .20      .19
                                                   ========================

Less distributions:

 Dividends from net investment income             (.17)       (.17)    (.07)

 Distributions from net realized gains            (.01)       (.03)      -
                                                  --------------------------

Total distributions                               (.18)       (.20)    (.07)
                                                  --------------------------

Net Asset Value, end of year                     $2.49       $2.30    $2.30
                                                 ===========================

Total return*                                    16.72%       8.86%    8.96%

Ratios/Supplemental Data

Net assets, end of year (in millions)             $695       $343      $66

Ratio to average net assets:

 Expenses                                         1.22%       1.21%    1.23%**

 Net Investment Income                            6.96%       7.84%    7.89%**


Portfolio turnover rate                          16.15%      25.29%   58.64%

Average commission rate***                        $.0498      $.0518      -


U.S. GOVERNMENT SECURITIES SERIES

                                                           CLASS I

                                                               YEAR ENDED SEPT. 30,
                                           1997    1996    1995    1994   1993    1992     1991     1990    1989    1988
                                           -----------------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE

(for a share outstanding throughout
 the year)

Net Asset Value, beginning of year         $6.72   $6.87   $6.51   $7.20  $7.26   $7.14    $6.86    $6.90   $6.98   $6.87
                                             ------------------------------------------------------------------------------

Income from investment operations:

 Net investment income                       .48     .49     .50     .50    .56     .61      .65      .67     .69     .69

 Net realized and unrealized gains (losses)  .17    (.15)    .35    (.68)  (.06)    .11      .29     (.02)   (.07)    .12
                                               ----------------------------------------------------------------------------

Total from investment operations             .65     .34     .85    (.18)   .50     .72      .94      .65     .62     .81
                                             ============================================================================

Less distributions:
Dividends from net investment income        (.48)   (.49)   (.49)   (.51)  (.56)   (.60)    (.66)    (.69)   (.70)   (.70)
                                              ------------------------------------------------------------------------------

Net Asset Value, end of year                 $6.89   $6.72   $6.87   $6.51  $7.20   $7.26    $7.14    $6.86   $6.90   $6.98
                                             ==============================================================================

Total return*                                10.08%   5.15%  13.56%  (2.75%) 6.86%  10.14%   13.97%    9.47%   8.95%  11.77%

Ratios/Supplemental Data

Net assets, end of year (in millions)       $9,351  $10,12  $11,102 $11,669  $14,269 $13,617 $12,427  $11,143 $11,260 $12,113

Ratio to average net assets:

 Expenses                                      .64%    .61%    .61%    .55%   .52%    .53%     .52%     .52%    .52%    .53%

 Net investment income                        7.01%   7.18%   7.50%   7.37%  7.71%   8.46%    9.26%    9.72%   9.99%   9.85%

Portfolio turnover rate++++                   1.74%   8.01%   5.48%  18.28% 43.10%  38.75%   22.14%   18.23%  25.70%  34.14%

                                                         CLASS II
                                                   YEAR ENDED SEPT. 30,
                                              1997       1996         1995+
                                              -----------------------------

PER SHARE OPERATING PERFORMANCE

(for a share outstanding throughout
 the year)

Net Asset Value, beginning of year           $6.70      $ 6.85   $ 6.67
                                             --------------------------
 Income from investment operations:

 Net investment income                         .44         .45      .21

 Net realized and unrealized gains (losses)    .17        (.15)     .16
                                               ------------------------

Total from investment operations               .61         .30      .37
                                               ========================

Less distributions:

 Dividends from net investment income         (.44)       (.45)    (.19)

Net Asset Value, end of year                 $6.87      $ 6.70   $ 6.85

Total return*                                 9.48%       4.55%    5.66%
                                              ==========================

Ratios/Supplemental Data

Net assets, end of year (in millions)        $121       $58        $12

Ratio to average net assets:

 Expenses                                     1.20%       1.17%    1.18%**

 Net investment income                        6.44%       6.80%    6.48%**

Portfolio turnover rate++++                   1.74%       8.01%    5.48%

*Total return does not reflect sales commissions or the Continent Deferred Sales Charge, and is not annualized. Prior to May 1, 1994, dividends from net investment income were reinvested at the Offering Price.
**Annualized.
***Relates to purchases and sale of equity securities. Prior to September 30, 1996 disclosure of average commission rate was not required.
+For the period May 1, 1995 (effective date) to September 30, 1995. ++For the period September 16, 1996 (effective date) to September 30, 1996.
+++Data before 1992 has been adjusted to reflect a two-for-one stock split in the form of a 100% stock dividend to shareholders of record effective the beginning of business on June 1, 1992. ++++Maturity of U.S. government issues and the reinvestment of the proceeds thereof are considered as purchases and sales of securities in computing the portfolio turnover rate.

HOW DOES THE FUND INVEST ITS ASSETS?

THE FUND'S INVESTMENT OBJECTIVE

Each Fund's investment objective is a fundamental policy of the Fund and may not be changed without shareholder approval. Of course, there is no assurance that the Fund will achieve its objective.

GROWTH SERIES


The primary investment objective of this Fund is capital appreciation. The Fund seeks to achieve its objective by investing primarily in common stocks or convertible securities believed to offer favorable possibilities for capital appreciation, some of which may yield little or no current income. Current income is only a secondary consideration when selecting portfolio securities.


The Fund's assets may be invested in shares of common stock traded on any national securities exchange or issued by a corporation, association or similar legal entity with total assets of at least $1,000,000, according to its latest published annual report. The Fund's assets may also be invested in bonds or preferred stock convertible into shares of common stock listed for trading on a national securities exchange or held in cash or cash equivalents. The Fund may keep a significant portion of its assets in cash or cash equivalents from time to time. As a fundamental policy, the Fund may not concentrate or invest more than 25% of its total assets in any one industry.

To the extent that the Fund may invest in smaller capitalization companies (in general, companies with a market capitalization of less than $1 billion at the time of the Fund's investment), the Fund may place greater emphasis upon investments in relatively new or unseasoned companies that are in their early stages of development, or in new and emerging industries where the opportunity for rapid growth is expected to be above average. Securities of unseasoned companies present greater risks than securities of larger, more established companies. Please see "What are the Risks of Investing in the Fund? - Small Companies."


DYNATECH SERIES


The investment objective of this Fund is capital appreciation. The Fund is designed for investors who understand and are willing to accept the risk of loss involved in seeking capital appreciation. The Fund's investments tend to be more speculative in nature, and there can be greater emphasis on short-term trading profits. Certain investments may be based on market fluctuations caused by excessive optimism or pessimism of investors, with little or no basis in fundamental economic conditions.

The Fund seeks to achieve its objective by investing primarily in companies that emphasize technological development, in fast-growing industries, or in the securities of companies that Advisers considers undervalued. The Fund's assets may be invested in securities traded on any national securities exchange or issued by a corporation, association or similar legal entity with total assets of at least $1,000,000, according to its latest published annual report, or held in cash or cash equivalents. It is thought that most of the Fund's assets will be invested in common stocks, including securities convertible into common stocks. The Fund, however, may also invest in debt securities or preferred stocks that Advisers believes will further the Fund's investment objective. The Fund may keep a significant portion of its assets in cash or cash equivalents from time to time. The Fund may not concentrate or invest more than 25% of its total assets in any one industry. From time to time, concentration in a few issues may develop due to market appreciation of certain issues.


UTILITIES SERIES


The investment objectives of this Fund are both capital appreciation and current income. As a fundamental policy, the Fund's assets may be invested in securities of an issuer engaged in the public utilities industry, or held in cash or cash equivalents. The public utilities industry includes the manufacture, production, generation, transmission and sale of gas, water and electricity and companies involved in providing services related to these activities. The industry also includes issuers engaged in the communications field, such as telephone, cellular, paging, telegraph, satellite, microwave and other companies that provide communication facilities or services for the public's benefit. As required by the SEC, at least 65% of the Fund's investments will be in the securities of issuers engaged in the public utilities industry. Under normal circumstances, the Fund expects to have substantially all of its assets invested in securities issued by these types of issuers.

To achieve its investment objectives, the Fund invests primarily in common stocks, including, from time to time, non-dividend paying common stocks if, in the opinion of Advisers, these securities appear to offer attractive opportunities for capital appreciation. The Fund may also invest in preferred stocks and bonds issued by issuers engaged in the public utilities industry. When buying fixed-income debt securities, the Fund may invest in securities regardless of their rating depending upon prevailing market and economic conditions, including securities in the lowest rating categories and unrated securities. Most of the Fund's investments, however, are rated at least Baa by Moody's or BBB by S&P. These ratings represent the opinions of the rating services with respect to the securities and are not absolute standards of quality. They will be considered in connection with the investment of the Fund's assets but will not be a determining or limiting factor. Please see the Appendix to this prospectus for a discussion of the ratings.

With respect to unrated securities, it is also the Fund's intent to buy securities that, in the view of Advisers, would be comparable in quality to the Fund's rated securities and have been determined to be consistent with the Fund's objectives without exposing the Fund to excessive risk. The Fund will not buy issues that are in default or that Advisers believes involve excessive risk.

Like all debt securities, the value of the Fund's fixed-income debt securities generally has an inverse relationship with market interest rates. For example, when interest rates rise, the value of the Fund's debt securities tends to fall. On the other hand, when interest rates fall, the value of these securities tends to rise. Likewise, because securities issued by utility companies are particularly sensitive to movements in interest rates, the equity securities of these companies are more affected by movements in interest rates than are the equity securities of other issuers.


INCOME SERIES


The investment objective of this Fund is to maximize income while maintaining prospects for capital appreciation. The Fund invests in a diversified portfolio of securities selected with particular consideration of current income production. The Fund's assets may be invested in securities traded on any national securities exchange or issued by a corporation, association or similar legal entity with total assets of at least $1,000,000, according to its latest published annual report, or held in cash or cash equivalents. The Fund may also invest in preferred stocks. There are no restrictions as to the proportion of investments that may be made in a particular type of security and the determination is entirely within Advisers' discretion.

Lower Rated Securities. The Fund may invest up to 100% of its net assets in non-investment grade bonds. These are commonly known as "junk bonds." Their default and other risks are greater than those of higher rated securities. You should carefully consider these risks before investing in the Fund. Please see "What are the Risks of Investing in the Fund? - High Yield Securities."

Various investment services publish ratings of some of the types of securities in which the Fund may invest. Higher yields are ordinarily available from securities in the lower rating categories, such as securities rated Ba or lower by Moody's or BB or lower by S&P or from unrated securities deemed by the Fund's manager to be of comparable quality. These ratings represent the opinions of the rating services with respect to the issuer's ability to pay interest and repay principal. They do not purport to reflect the risk of fluctuations in market value and are not absolute standards of quality. These ratings will be considered in connection with the investment of the Fund's assets but will not be a determining or limiting factor. Please see the Appendix to this prospectus for a description of these ratings.

The Fund may invest in securities regardless of their rating or in securities that are unrated, including up to 5% of its assets in securities that are in default at the time of purchase. As an operating policy, however, the Fund will generally invest in securities that are rated at least Caa by Moody's or CCC by S&P, except for defaulted securities as noted below, or that are unrated but of comparable quality as determined by Advisers. Unrated debt securities are not necessarily of lower quality than rated securities, but they may not be attractive to as many buyers. A breakdown of the ratings for the bonds in the Fund's portfolio is included under "What are the Risks of Investing in the Fund?" below.

The Fund may also buy debt securities of issuers that are not currently paying interest, as well as issuers who are in default, and may keep an issue that has defaulted. The Fund will buy defaulted debt securities if, in the opinion of Advisers, they may present an opportunity for later price recovery, the issuer may resume interest payments, or other advantageous developments appear likely in the near future. In general, securities that default lose much of their value before the actual default so that the security, and thus the Fund's Net Asset Value, would be impacted before the default. Defaulted debt securities may be illiquid and, as such, will be part of the 10% limit discussed under "Illiquid Investments."

If the rating on an issue held in the Fund's portfolio is changed by the rating service or the security goes into default, this event will be considered by the Fund in its evaluation of the overall investment merits of that security but will not generally result in an automatic sale of the security.

Rather than relying principally on the ratings assigned by rating services, the investment analysis of securities being considered for the Fund's portfolio may also include, among other things, consideration of relative values based on such factors as anticipated cash flow, interest or dividend coverage, asset coverage, earnings prospects, the experience and managerial strength of the issuer, responsiveness to changes in interest rates and business conditions, debt maturity schedules and borrowing requirements, and the issuer's changing financial condition and the public recognition of such change.


Certain of the high yielding, fixed-income securities in which the Fund may invest may be purchased at a discount. When held to maturity or retired, these securities may include an element of capital gain. Capital losses may be realized when securities purchased at a premium, that is, in excess of their stated or par value, are held to maturity or are called or redeemed at a price lower than their purchase price. Capital gains or losses also may be realized upon the sale of securities.


ZERO COUPON AND PAY-IN-KIND BONDS. The Fund may buy certain bonds issued at a discount that defer the payment of interest or pay no interest until maturity, known as zero coupon bonds, or which pay interest through the issuance of additional bonds, known as pay-in-kind bonds. For federal tax purposes, holders of these bonds, such as the Fund, are deemed to receive interest over the life of the bonds and are taxed as if interest were paid on a current basis although no cash interest payments are in fact received by the holder until the bonds mature. See "What are the Fund's Potential Risks? High Yield Securities" for more information about these bonds.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS. The Fund may buy debt obligations on a "when-issued" or "delayed delivery" basis. These transactions are subject to market fluctuation before delivery to the Fund and generally do not earn interest until their scheduled delivery date. Therefore, the value or yields at delivery may be more or less than those available when the transaction was entered into. When the Fund is the buyer, it will maintain, in a segregated account with its custodian bank, cash or high-grade marketable securities having an aggregate value equal to the amount of its purchase commitments until payment is made. To the extent the Fund engages in when-issued and delayed delivery transactions, it will do so only for the purpose of acquiring portfolio securities consistent with its investment objective and policies, and not for the purpose of investment leverage. See "How Does the Fund Invest Its Assets? - When-Issued, Delayed Delivery and To-Be-Announced Transactions" in the SAI for a more complete discussion of these transactions.

LOAN PARTICIPATIONS. The Fund may invest up to 5% of its assets in loan participations and other related direct or indirect bank obligations. These instruments are interests in floating or variable rate senior loans to U.S. corporations, partnerships and other entities. While loan participations generally trade at par value, the Fund will also be able to acquire loan participations that sell at a discount because of the borrower's credit problems. To the extent the borrower's credit problems are resolved, the loan participation may appreciate in value. Advisers may acquire loan participations for the Fund when it believes that over the long term appreciation will occur. An investment in these securities, however, carries substantially the same risks as those for defaulted debt securities and may cause the loss of the entire investment to the Fund. Most loan participations are illiquid and, to that extent, will be included in the 10% limitation described under "Illiquid Investments."

TRADE CLAIMS. The Fund may invest a portion of its assets in trade claims. Trade claims are purchased from creditors of companies in financial difficulty. For buyers, such as the Fund, trade claims offer the potential for profits since they are often purchased at a significantly discounted value and, consequently, may generate capital appreciation if the value of the claim increases as the debtor's financial position improves. If the debtor is able to pay the full obligation on the face of the claim as a result of a restructuring or an improvement in the debtor's financial condition, trade claims offer the potential for higher income due to the difference in the face value of the claim as compared to the discounted purchase price.

An investment in trade claims is speculative and carries a high degree of risk. There can be no guarantee that the debtor will ever be able to satisfy the obligation on the trade claim. Trade claims are not regulated by federal securities laws or the SEC. Currently, trade claims are regulated primarily by bankruptcy laws. Because trade claims are unsecured, holders of trade claims may have a lower priority in terms of payment than most other creditors in a bankruptcy proceeding. In light of the nature and risk of trade claims, the Fund's investment in these instruments will not exceed 5% of its net assets at the time of acquisition.

CONCENTRATION. As market conditions change, it is conceivable that all of the assets of the Fund could be invested in common stocks or, conversely, in debt securities. It is a fundamental policy of the Fund that concentration of investment in a single industry may not exceed 25% of the total assets of the Fund.


U.S. GOVERNMENT SECURITIES SERIES


The investment objective of this Fund is income through investment in a portfolio limited to securities that are obligations of the U.S. government or its instrumentalities. U.S. government securities include, but are not limited to, U.S. Treasury bonds, notes and bills, Treasury certificates of indebtedness and securities issued by instrumentalities of the U.S. government. Other than investments in U.S. Treasury securities or assets held in cash pending investment, the assets of the Fund are currently invested solely in obligations of the Government National Mortgage Association ("GNMA(s)" or "Ginnie Maes").

The Fund's investments are continually monitored and changes are made as market conditions warrant. The Fund does not, however, engage in the trading of securities for the purpose of realizing short-term profits.

GNMAS. GNMAs are mortgage-backed securities representing part ownership of a pool of mortgage loans. GNMAs differ from other bonds in that principal may be paid back on an unscheduled basis rather than returned in a lump sum at maturity. The Fund will buy GNMAs whose principal and interest are guaranteed. The Fund also buys adjustable rate GNMAs and other types of securities that may be issued with the guarantee of the Government National Mortgage Association (the "Association").

The Association's guarantee of payment of principal and interest on GNMAs is backed by the full faith and credit of the U.S. government. The Association may borrow U.S. Treasury funds to the extent needed to make payments under its guarantee. Of course, this guarantee does not extend to the market value or yield of the GNMAs or the Net Asset Value or performance of the Fund, which will fluctuate daily with market conditions.

Payments to holders of GNMAs consist of the monthly distributions of interest and principal less the Association's and issuers' fees. The portion of the monthly payment that represents a return of principal will be reinvested by the Fund in securities that may have interest rates that are higher or lower than the obligation from which the principal payment was received.

When mortgages in the pool underlying a GNMA are prepaid by borrowers or as a result of foreclosure, the principal payments are passed through to the GNMA holders, such as the Fund. Accordingly, a GNMA's life is likely to be substantially shorter than the stated maturity of the mortgages in the underlying pool. Because of the variation in prepayment rates, it is not possible to accurately predict the life of a particular GNMA.

TO-BE-ANNOUNCED AND DELAYED DELIVERY TRANSACTIONS. The Fund may buy and sell GNMAs on a "To-Be-Announced" ("TBA") and "delayed delivery" basis. These transactions are arrangements under which the Fund may buy securities with payment and delivery scheduled for a future time, generally within 30 to 60 days. These transactions are subject to market fluctuation and the risk that the value or yields at delivery may be more or less than those available when the transaction was entered into. In TBA and delayed delivery transactions, the Fund relies on the seller to complete the transaction. The seller's failure to do so may cause the Fund to miss a price or yield considered advantageous. Securities purchased on a TBA or delayed delivery basis do not generally earn interest until their scheduled delivery date. The Fund is not subject to any percentage limit on the amount of its assets that may be invested in delayed delivery and TBA purchase obligations. For more information about these transactions, please see the SAI.


The price per share you receive when you sell your shares may be more or less than the price you paid for the shares. The dividends per share paid by the Fund may also vary.

OTHER INVESTMENT POLICIES OF THE FUND


FOREIGN SECURITIES. U.S. Government Securities Series may not buy securities of foreign issuers. Income Series may invest up to 25% of its assets in foreign securities and Growth, DynaTech and Utilities Series may invest without restriction in foreign securities, if the investments are consistent with their objectives and comply with their concentration and diversification policies. The Fund will ordinarily buy foreign securities that are traded in the U.S. or buy American Depositary Receipts, which are certificates issued by U.S. banks representing the right to receive securities of a foreign issuer deposited with that bank or a correspondent bank. The Fund may also buy the securities of foreign issuers directly in foreign markets. DynaTech and Utilities Series presently have no intention of investing more than 10% of their net assets in foreign securities not publicly traded in the U.S. Growth Series presently has no intention of investing more than 25% of its net assets in foreign securities not publicly traded in the U.S. Investments in foreign securities where delivery takes place outside the U.S. will be made in compliance with any applicable U.S. and foreign currency restrictions and tax and other laws limiting the amount and types of foreign investments. Changes of governmental administrations or economic or monetary policies in the U.S. or abroad, changed circumstances in dealings between nations, or changes in currency convertibility or exchange rates could result in investment losses for the Fund.


Investments may be in securities of foreign issuers, whether located in developed or undeveloped countries, but investments will not be made in any securities issued without stock certificates or comparable stock documents.

Securities that are acquired by the Fund outside the U.S. and that are publicly traded in the U.S. or on a foreign securities exchange or in a foreign securities market are not considered by the Fund to be illiquid assets so long as the Fund acquires and holds the securities with the intention of reselling them in the foreign trading market, the Fund reasonably believes it can readily dispose of the securities for cash in the U.S. or a foreign market, and current market quotations are readily available.


OPTIONS. Each Fund, except U.S. Government Securities Series, may write covered call options that are listed for trading on a national securities exchange. This means that the Fund will only write options on securities that it actually owns. A call option gives the buyer the right to buy the security on which the option is written for a specified period of time and at a price agreed to at the time the Fund sells the option, even though that price may be less than the value of the security at the time the option is exercised. When the Fund sells covered call options, it will receive a cash premium that can be used in whatever way is felt to be most beneficial to the Fund. The risks associated with covered call writing are that in the event of a price increase on the underlying security, which would likely trigger the exercise of the call option, the Fund will not participate in the increase in price beyond the exercise price. If the Fund determines that it does not wish to deliver the underlying securities from its portfolio, it would have to enter into a "closing purchase transaction," the premium on which may be higher or lower than that received by the Fund for writing the option. There is no assurance that a closing purchase transaction will be available in every instance.


Transactions in options are generally considered "derivative securities."


CONVERTIBLE SECURITIES. Each Fund, except U.S. Government Securities Series, may invest in convertible securities. A convertible security is generally a debt obligation or preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security provides a fixed-income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock. As with a straight fixed-income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. Because its value can be influenced by both interest rate and market movements, a convertible security is not as sensitive to interest rates as a similar fixed-income security, nor is it as sensitive to changes in share price as its underlying stock.


A convertible security is usually issued either by an operating company or by an investment bank. When issued by an operating company, a convertible security tends to be senior to common stock, but subordinate to other types of fixed-income securities issued by that company. When a convertible security issued by an operating company is "converted," the operating company often issues new stock to the holder of the convertible security but, if the parity price of the convertible security is less than the call price, the operating company may pay out cash instead of common stock. If the convertible security is issued by an investment bank, the security is an obligation of and is convertible through the issuing investment bank.


The issuer of a convertible security may be important in determining the security's true value. This is because the holder of a convertible security will have recourse only to the issuer. In addition, a convertible security may be subject to redemption by the issuer, but only after a specified date and under circumstances established at the time the security is issued.

While the Fund uses the same criteria to rate a convertible debt security that it uses to rate a more conventional debt security, a convertible preferred stock is treated like a preferred stock for the Fund's financial reporting, credit rating, and investment limitation purposes. A preferred stock is subordinated to all debt obligations in the event of insolvency, and an issuer's failure to make a dividend payment is generally not an event of default entitling the preferred shareholder to take action. A preferred stock generally has no maturity date, so that its market value is dependent on the issuer's business prospects for an indefinite period of time. In addition, distributions from preferred stock are dividends, rather than interest payments, and are usually treated as such for corporate tax purposes.

LOANS OF PORTFOLIO SECURITIES. Consistent with procedures approved by the Board and subject to the following conditions, each Fund, except U.S. Government Securities Series, may lend its portfolio securities to qualified securities dealers or other institutional investors, if such loans do not exceed 10% of the value of the Fund's total assets at the time of the most recent loan. The borrower must deposit with the Fund's custodian bank collateral with an initial market value of at least 102% of the market value of the securities loaned, including any accrued interest, with the value of the collateral and loaned securities marked-to-market daily to maintain collateral coverage of at least 100%. This collateral shall consist of cash, securities issued by the U.S. government, its agencies or instrumentalities, or irrevocable letters of credit. The lending of securities is a common practice in the securities industry. The Fund may engage in security loan arrangements with the primary objective of increasing the Fund's income either through investing cash collateral in short-term interest-bearing obligations or by receiving a loan premium from the borrower. Under the securities loan agreement, the Fund continues to be entitled to all dividends or interest on any loaned securities. As with any extension of credit, there are risks of delay in recovery and loss of rights in the collateral should the borrower of the security fail financially.

REPURCHASE AGREEMENTS. Each Fund, except U.S. Government Securities Series, may engage in repurchase transactions. In a repurchase agreement, the Fund buys U.S. government securities from a bank or broker-dealer at one price and agrees to sell them back to the bank or broker-dealer at a higher price on a specified date. The securities subject to resale are held on behalf of the Fund by a custodian bank approved by the Board. The bank or broker-dealer must transfer to the custodian securities with an initial market value of at least 102% of the repurchase price to help secure the obligation to repurchase the securities at a later date. The securities are then marked-to-market daily to maintain coverage of at least 100%. If the bank or broker-dealer does not repurchase the securities as agreed, the Fund may experience a loss or delay in the liquidation of the securities underlying the repurchase agreement and may also incur liquidation costs. The Fund, however, intends to enter into repurchase agreements only with banks or broker-dealers that are considered creditworthy by the investment manager.

BORROWING. None of the Funds borrow money or mortgage or pledge any of their assets, except that each Fund may borrow for temporary or emergency purposes in an amount up to 5% of its total asset value.

ILLIQUID INVESTMENTS. Each Fund's policy is not to invest more than 10% of its net assets in illiquid securities. Illiquid securities are generally securities that cannot be sold within seven days in the normal course of business at approximately the amount at which the Fund has valued them. Subject to this limitation, the Board has authorized each Fund, except U.S. Government Securities Series, to invest in restricted securities where such investment is consistent with the Fund's investment objective and has authorized such securities to be considered liquid to the extent the investment manager determines on a daily basis that there is a liquid institutional or other market for the securities. Notwithstanding the investment manager's determinations in this regard, the Board will remain responsible for such determinations and will consider appropriate action, consistent with the Fund's objective and policies, if the security should become illiquid after its purchase. To the extent the Fund invests in restricted securities that are deemed liquid, the general level of illiquidity in the Fund may be increased if qualified institutional buyers become uninterested in buying these securities, or the market for these securities contracts.

OTHER POLICIES AND RESTRICTIONS. Each Fund has a number of additional investment restrictions that limit its activities to some extent. Some of these restrictions may only be changed with shareholder approval. For a list of these restrictions and more information about the Fund's investment policies, please see "How Does the Fund Invest Its Assets?" and "Investment Restrictions" in the SAI.

Each of the Fund's policies and restrictions discussed in this prospectus and in the SAI is considered at the time the Fund makes an investment. The Fund is generally not required to sell a security because of a change in circumstances.

TAX CONSIDERATIONS. The investment of the Fund, except the U.S. Government Securities Series, in options, foreign securities and other complex securities are subject to special tax rules that may affect the amount, timing or character of the income earned by the Fund and distributed to you. The Fund may also be subject to withholding taxes on earnings from certain of its foreign securities. These special tax rules are discussed under "Additional Information on Distributions and Taxes" in the SAI.

WHAT ARE THE RISKS OF INVESTING IN THE FUND?

The value of your shares will increase as the value of the securities owned by the Fund increases and will decrease as the value of the Fund's investments decrease. In this way, you participate in any change in the value of the securities owned by the Fund. In addition to the factors that affect the value of any particular security that the Fund owns, the value of Fund shares may also change with movements in the stock and bond markets as a whole.

HIGH YIELD SECURITIES. Income Series may invest up to 100% of its net assets in non-investment grade securities. Because the Fund may invest in securities below investment grade, an investment in the Fund is subject to a higher degree of risk than an investment in a fund that invests primarily in higher-quality securities. You should consider the increased risk of loss to principal that is present with an investment in higher risk securities, such as those in which the Fund invests. Accordingly, an investment in the Fund should not be considered a complete investment program and should be carefully evaluated for its appropriateness in light of your overall investment needs and goals. Utilities Series may also invest a portion of its assets in non-investment grade securities.

The market value of high yield, lower-quality fixed-income securities, commonly known as junk bonds, tends to reflect individual developments affecting the issuer to a greater degree than the market value of higher-quality securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality securities also tend to be more sensitive to economic conditions than higher-quality securities.

Issuers of high yield, fixed-income securities are often highly leveraged and may not have more traditional methods of financing available to them. Therefore, the risk associated with buying the securities of these issuers is generally greater than the risk associated with higher-quality securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of lower-quality securities may experience financial stress and may not have sufficient cash flow to make interest payments. The issuer's ability to make timely interest and principal payments may also be adversely affected by specific developments affecting the issuer, including the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing.

The risk of loss due to default may also be considerably greater with lower-quality securities because they are generally unsecured and are often subordinated to other creditors of the issuer. If the issuer of a security in the Fund's portfolio defaults, the Fund may have unrealized losses on the security, which may lower the Fund's Net Asset Value. Defaulted securities tend to lose much of their value before they default. Thus, the Fund's Net Asset Value may be adversely affected before an issuer defaults. In addition, the Fund may incur additional expenses if it must try to recover principal or interest payments on a defaulted security.

High yield, fixed-income securities frequently have call or buy-back features that allow an issuer to redeem the securities from the Fund. Although these securities are typically not callable for a period of time, usually for three to five years from the date of issue, if an issuer calls its securities during periods of declining interest rates, Advisers may find it necessary to replace the securities with lower-yielding securities, which could result in less net investment income for the Fund. The premature disposition of a high yield security due to a call or buy-back feature, the deterioration of an issuer's creditworthiness, or a default by an issuer may make it more difficult for the Fund to manage the timing of its income. Under the Code and U.S. Treasury regulations, the Fund may have to accrue income on defaulted securities and distribute the income to shareholders for tax purposes, even though the Fund is not currently receiving interest or principal payments on the defaulted securities. To generate cash to satisfy these distribution requirements, the Fund may have to sell portfolio securities that it otherwise may have continued to hold or use cash flows from other sources, such as the sale of Fund shares.

Lower-quality, fixed-income securities may not be as liquid as higher-quality securities. Reduced liquidity in the secondary market may have an adverse impact on market price of a security and on the Fund's ability to sell a security in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer, or if necessary to meet the Fund's liquidity needs. Reduced liquidity may also make it more difficult to obtain market quotations based on actual trades for purposes of valuing the Fund's portfolio.

The Fund may buy high yield, fixed-income securities that are sold without registration under the federal securities laws and therefore carry restrictions on resale. While many high yielding securities have been sold with registration rights, covenants and penalty provisions for delayed registration, if the Fund is required to sell restricted securities before the securities have been registered, it may be deemed an underwriter of the securities under the Securities Act of 1933, which entails special responsibilities and liabilities. The Fund may also incur special costs in disposing of restricted securities, although the Fund will generally not incur any costs when the issuer is responsible for registering the securities.

The Fund may buy high yield, fixed-income securities during an initial underwriting. These securities involve special risks because they are new issues. Advisers will carefully review their credit and other characteristics. The Fund has no arrangement with its underwriter or any other person concerning the acquisition of these securities.

The high yield securities market is relatively new and much of its growth before 1990 paralleled a long economic expansion. The recession that began in 1990 disrupted the market for high yield securities and adversely affected the value of outstanding securities, as well as the ability of issuers of high yield securities to make timely principal and interest payments. Although the economy has improved and high yield securities have performed more consistently since that time, the adverse effects previously experienced may reoccur. For example, the highly publicized defaults on some high yield securities during 1989 and 1990 and concerns about a sluggish economy that continued into 1993 depressed the prices of many of these securities. While market prices may be temporarily depressed due to these factors, the ultimate price of any security generally reflects the true operating results of the issuer. Factors adversely impacting the market value of high yield securities may lower the Fund's Net Asset Value. The Fund relies on Advisers' judgment, analysis and experience in evaluating the creditworthiness of an issuer. In this evaluation, Advisers takes into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters.

The credit risk factors above also apply to lower-quality zero-coupon, deferred interest and pay-in-kind securities. These securities have an additional risk, however, because unlike securities that pay interest throughout the time until maturity, the Fund will not receive any cash until the cash payment date. If the issuer defaults, the Fund may not obtain any return on its investment.

Zero-coupon or deferred interest securities are debt obligations that make no periodic interest payments before maturity or a specified date when the securities begin paying current interest (the "cash payment date"), and therefore are generally issued and traded at a discount from their face amount or par value. The discount varies depending on the time remaining until maturity or the cash payment date, as well as prevailing interest rates, liquidity of the security, and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, typically decreases as the final maturity or cash payment date approaches.

The value of zero-coupon securities is generally more volatile than the value of other fixed-income securities that pay interest periodically. Zero-coupon securities are also likely to respond to changes in interest rates to a greater degree than other fixed-income securities having similar maturities and credit quality. The Fund is not limited in the amount of its assets that may be invested in these types of securities.

The table below shows the percentage of Income Series' assets invested in securities rated in each of the rating categories shown. A credit rating by a rating agency evaluates the safety of principal and interest based on an evaluation of the security's credit quality, but does not consider the market risk or the risk of fluctuation in the price of the security. The information shown is based on a dollar-weighted average of the Fund's portfolio composition based on month-end assets for each of the 12 months in the fiscal year ended September 30, 1997. The Appendix to this prospectus includes a description of each rating category.

                                AVERAGE WEIGHTED
MOODY'S RATING                  PERCENTAGE OF ASSETS
----------------------------------------------------
Aaa                                         9.05%
Aa                                          0.32%
A                                           0.00%
Baa                                         4.47%
Ba                                          6.95%
B                                           26.68%
Caa                                         6.35%*
Ca                                          0.15%
C                                           0.00%
*2.28% of these securities, which are unrated by Moody's, have been included in the Caa rating category.

PUBLIC  UTILITIES  INDUSTRY  SECURITIES.  Utilities  Series'  investments in the public utilities industry entail certain characteristics and risks that you should consider. These characteristics include: risks associated with regulatory changes including deregulation and interest rate fluctuations; the difficulty of obtaining adequate returns on invested capital in spite of frequent rate increases and of financing large construction programs during inflationary periods; restrictions on operations and increased costs and delays attributable to environmental considerations; difficulties of the capital markets in absorbing utility debt and equity securities; difficulties in obtaining fuel for electric generation at reasonable prices; risks associated with the operation of nuclear power plants; and general effects of energy conservation.

GNMAS. GNMA yields (interest income as a percentage of price) have historically exceeded the current yields on other types of U.S. government securities with comparable maturities. The effects of interest rate fluctuations and unpredictable prepayments of principal, however, can greatly change realized yields. As with most bonds, in a period of rising interest rates, the value of a GNMA will generally decline. In a period of declining interest rates, it is more likely that mortgages contained in GNMA pools will be prepaid, thus reducing the effective yield. This potential for prepayment during periods of declining interest rates may reduce the general upward price increases of GNMAs as compared to the increases experienced by noncallable debt securities over the same periods. In addition, any premium paid on the purchase of a GNMA will be lost if the obligation is prepaid. Of course, price changes of GNMAs and other securities held by U.S. Government Securities Series will have a direct impact on the Net Asset Value per share of the Fund.

SMALL COMPANIES. Growth Series may invest in companies that have relatively small revenues, limited product lines, and a small share of the market for their products or services. Small companies may lack depth of management, they may be unable to internally generate funds necessary for growth or potential development or to generate such funds through external financing on favorable terms, and they may be developing or marketing new products or services for which markets are not yet established and may never become established. Due to these and other factors, small companies may suffer significant losses, as well as realize substantial growth.


Historically, small capitalization stocks have been more volatile than larger capitalization stocks and are therefore more speculative than investments in larger companies. Among the reasons for the greater price volatility are the less certain growth prospects of smaller firms, the lower degree of liquidity in the markets for such stocks and the greater sensitivity of small companies to changing economic conditions. Besides exhibiting greater volatility, small company stocks may, to a degree, fluctuate independently of larger company stocks. Small company stocks may decline in price as large company stocks rise or rise in price as large company stocks decline.


FOREIGN SECURITIES. Investment in the shares of foreign issuers requires consideration of certain factors that are not normally involved in investments solely in U.S. issuers. Among other things, the financial and economic policies of some foreign countries in which the Fund may invest are not as stable as in the U.S. Furthermore, foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. corporate issuers. There may also be less government supervision and regulation of foreign securities exchanges, brokers and issuers than exist in the U.S. Restrictions and controls on investment in the securities markets of some countries may have an adverse effect on the availability and costs to the Fund of investments in those countries. In addition, there may be the possibility of expropriations, foreign withholding taxes, confiscatory taxation, political, economic or social instability or diplomatic developments that could affect assets of the Fund invested in issuers in foreign countries.


There may be less publicly available information about foreign issuers than is contained in reports and reflected in ratings published for U.S. issuers. Some foreign securities markets have substantially less volume than the NYSE and some foreign government securities may be less liquid and more volatile than U.S. government securities. Transaction costs on foreign securities exchanges may be higher than in the U.S. and foreign securities settlements may, in some instances, be subject to delays and related administrative uncertainties.


INTEREST RATE, CURRENCY AND MARKET RISK. To the extent the Fund invests in debt securities, changes in interest rates in any country where the Fund is invested will affect the value of the Fund's portfolio and its share price. Rising interest rates, which often occur during times of inflation or a growing economy, are likely to have a negative effect on the value of the Fund's shares. To the extent the Fund invests in common stocks, a general market decline, shown for example by a drop in the Dow Jones Industrials or other equity based index, in any country where the Fund is invested may cause the value of what the Fund owns, and thus the Fund's share price to decline. Changes in currency valuations may also affect the price of Fund shares. The value of stock markets, currency valuations and interest rates throughout the world have increased and decreased in the past. These changes are unpredictable.


WHO MANAGES THE FUND?


THE BOARD. The Board oversees the management of the Custodian Funds and elects its officers. The officers are responsible for each Fund's day-to-day operations. The Board also monitors each Fund to ensure no material conflicts exist among the Fund's classes of shares. While none is expected, the Board will act appropriately to resolve any material conflict that may arise.

INVESTMENT MANAGER. Advisers is the investment manager of each of the Funds, except Growth Series. As of July 1, 1997, Investment Advisory is the investment manager of Growth Series. Investment Advisory employs the same individuals to manage the Fund's portfolio as the previous investment manager and the management services provided to the Fund are also the same. The terms and conditions of the investment management agreement with Investment Advisory are substantially the same as those in the investment management agreement with Advisers.

The investment manager manages the Fund's assets and makes its investment decisions. The investment manager also performs similar services for other funds. It is wholly owned by Resources, a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources. Together, Advisers and its affiliates manage over $215 billion in assets. Please see "Investment Management and Other Services" and "Miscellaneous Information" in the SAI for information on securities transactions and a summary of the Fund's Code of Ethics.

MANAGEMENT TEAM. The teams responsible for the day-to-day management of each Fund's portfolio are:


GROWTH SERIES - Vivian J. Palmieri since 1965 and Conrad B. Herrmann since 1991.


Vivian J. Palmieri
Portfolio Manager of Investment Advisory

Mr. Palmieri holds a Bachelor of Arts degree in Economics from Williams College. He has been with the Franklin Templeton Group since 1965. Mr. Palmieri is a member of several securities industry-related associations.

Conrad B. Herrmann
Portfolio Manager of Investment Advisory


Mr. Herrmann is a Chartered Financial Analyst and holds a Master of Business Administration degree from Harvard University. He earned his Bachelor of Arts degree from Brown University. Mr. Herrmann has been with the Franklin Templeton Group since 1989 and is a member of several securities industry-related associations.

Utilities Series - Sally Edwards Haff since 1990, Gregory E. Johnson since 1987 and Ian Link since 1995.


Sally Edwards Haff
Vice President of Advisers

Ms. Haff is a Chartered Financial Analyst and holds a Bachelor of Arts degree in Economics from the University of California at Santa Barbara. She has been with the Franklin Templeton Group since 1986. Ms. Haff is a member of several securities industry-related associations.

Gregory E. Johnson
Vice President of Advisers

Mr. Johnson holds a Bachelor of Science degree in Accounting and Business Administration from Washington and Lee University and a certificate as a Certified Public Accountant. He has been with the Franklin Templeton Group since 1986.
Mr. Johnson is a member of several securities industry-related associations.

Ian Link
Portfolio Manager of Advisers

Mr. Link is a Chartered Financial Analyst and holds a Bachelor of Arts degree in Economics from the University of California at Davis. He has been with the Franklin Templeton Group since 1989. He is a member of several securities industry-related associations.


DynaTech Series - Rupert H. Johnson, Jr. since inception, Lisa Costa since 1983 and Kevin Carrington since 1995.


Rupert H. Johnson, Jr.
President of Advisers


Mr. Johnson is a graduate of Washington and Lee University. He has been with the Franklin Templeton Group since 1965 and prior thereto was an officer in the U.S. Marine Corps. Mr. Johnson is a member of several securities industry-related associations.


Lisa Costa
Portfolio Manager of Advisers

Ms. Costa holds a Master of Business Administration degree from Golden Gate University and a Bachelor of Science degree in Finance from California State University at Hayward. She has been with the Franklin Templeton Group since
1983. Ms. Costa is a Chartered Market Technician and a member of several securities industry-related committees and associations.

Kevin Carrington
Portfolio Manager of Advisers

Mr. Carrington is a Chartered Financial Analyst and holds a Bachelor of Science degree in Business Administration from California State University at Chico. He has been with the Franklin Templeton Group since 1992.


Income Series - Charles B. Johnson since 1957 and Matt Avery since 1989.


Charles B. Johnson
Chairman of the Board of Advisers

Mr. Johnson holds a Bachelor of Arts degree in Economics and Political Science from Yale University. He has been with the Franklin Templeton Group since 1957. Mr. Johnson is a member of several securities industry-related associations.

Matt Avery
Vice President of Advisers

Mr. Avery holds a Master of Business Administration degree from the University of California at Los Angeles and a Bachelor of Science degree in Industrial Engineering from Stanford University. He has been in the securities industry since 1982 and with the Franklin Templeton Group since 1987.


U.S. Government Securities Series - Jack Lemein since 1984, Anthony Coffey since 1989 and Roger Bayston since 1993.


Jack Lemein
Senior Vice President of Advisers

Mr. Lemein holds a Bachelor of Science degree in Finance from the University of Illinois. He has been in the securities industry since 1967 and with the Franklin Templeton Group since 1984. He is a member of several securities industry-related associations.

T. Anthony Coffey
Portfolio Manager of Advisers

Mr. Coffey is a Chartered Financial Analyst and holds a Master of Business Administration degree from the University of California at Los Angeles. He earned a Bachelor of Arts degree in Applied Mathematics and Economics from Harvard University. Mr. Coffey has been with the Franklin Templeton Group since 1989. He is a member of several securities industry-related associations.

Roger Bayston
Portfolio Manager of Advisers

Mr. Bayston is a Chartered Financial Analyst and holds a Master of Business Administration degree from the University of California at Los Angeles. He earned his Bachelor of Science degree from the University of Virginia. He has been with the Franklin Templeton Group since earning his MBA degree in 1991.

MANAGEMENT FEES. During the fiscal year ended September 30, 1997, management fees paid to the investment manager, as a percentage of average monthly net assets, and total expenses of Class I and Class II shares were as follows:

                                                        TOTAL
                                 MANAGEMENT        OPERATING EXPENSES
                                    FEES           CLASS I CLASS II
Growth Series*                      0.48%          0.89%   1.66%
DynaTech Series                     0.60%          1.04%   1.82%
Utilities Series                    0.46%          0.75%   1.27%
Income Series                       0.46%          0.72%   1.22%
U.S. Government Securities
 Series                             0.45%          0.64%   1.20%

*Prior to July 1, 1997, the fee was paid to Advisers.

PORTFOLIO TRANSACTIONS. The investment manager tries to obtain the best execution on all transactions. If the investment manager believes more than one broker or dealer can provide the best execution, it may consider research and related services and the sale of Fund shares, as well as shares of other funds in the Franklin Templeton Group of Funds, when selecting a broker or dealer. Please see "How Does the Fund Buy Securities for Its Portfolio?" in the SAI for more information.

ADMINISTRATIVE SERVICES. Under an agreement with the investment manager, FT Services provides certain administrative services and facilities for the Fund. Please see "Investment Management and Other Services" in the SAI for more information.


THE RULE 12B-1 PLANS


Class I and Class II have separate distribution plans or "Rule 12b-1 Plans" under which they may pay or reimburse Distributors or others for the expenses of activities that are primarily intended to sell shares of the class. These expenses may include, among others, distribution or service fees paid to Securities Dealers or others who have executed a servicing agreement with the Fund, Distributors or its affiliates; a prorated portion of Distributors' overhead expenses; and the expenses of printing prospectuses and reports used for sales purposes, and preparing and distributing sales literature and advertisements.

Payments by Growth and DynaTech Series under the Class I plan may not exceed 0.25% per year of Class I's average daily net assets. Payments by Utilities, Income and U.S. Government Securities Series under the Class I plan may not exceed 0.15% per year of Class I's average daily net assets. All distribution expenses over this amount will be borne by those who have incurred them. During the first year after certain Class I purchases made without a sales charge, Securities Dealers may not be eligible to receive the Rule 12b-1 fees associated with the purchase.

Under the Class II plan, Growth and DynaTech Series may pay Distributors up to 0.75% per year and Utilities, Income and U.S. Government Securities Series may pay Distributors up to 0.50% per year of Class II's average daily net assets to pay Distributors or others for providing distribution and related services and bearing certain Class II expenses. All distribution expenses over this amount will be borne by those who have incurred them. During the first year after a purchase of Class II shares, Securities Dealers may not be eligible to receive this portion of the Rule 12b-1 fees associated with the purchase.

Growth and DynaTech Series may also pay a servicing fee of up to 0.25% per year and Utilities, Income and U.S. Government Securities Series may pay a servicing fee of up to 0.15% per year of Class II's average daily net assets under the Class II plan. This fee may be used to pay Securities Dealers or others for, among other things, helping to establish and maintain customer accounts and records, helping with requests to buy and sell shares, receiving and answering correspondence, monitoring dividend payments from the Fund on behalf of customers, and similar servicing and account maintenance activities.

The Rule 12b-1 fees charged to each class are based only on the fees attributable to that particular class. For more information, please see "The Fund's Underwriter" in the SAI.

HOW DOES THE FUND MEASURE PERFORMANCE?

From time to time, each class of the Fund advertises its performance. Commonly used measures of performance include total return, current yield and current distribution rate. Performance figures are usually calculated using the maximum sales charges, but certain figures may not include sales charges.


Total return is the change in value of an investment over a given period. It assumes any dividends and capital gains are reinvested. Current yield for each class shows the income per share earned by that class. The current distribution rate shows the dividends or distributions paid to shareholders of a class. This rate is usually computed by annualizing the dividends paid per share during a certain period and dividing that amount by the current Offering Price of the class. Unlike current yield, the current distribution rate may include income distributions from sources other than dividends and interest received by the Fund.


The investment results of each class will vary. Performance figures are always based on past performance and do not guarantee future results. For a more detailed description of how the Fund calculates its performance figures, please see "How Does the Fund Measure Performance?" in the SAI.

HOW TAXATION AFFECTS THE FUND AND ITS SHAREHOLDERS

ON AUGUST 5, 1997, PRESIDENT CLINTON SIGNED INTO LAW THE TAXPAYER RELIEF ACT OF 1997 (THE "1997 ACT"). THIS NEW LAW MAKES SWEEPING CHANGES IN THE CODE. BECAUSE MANY OF THESE CHANGES ARE COMPLEX THEY ARE DISCUSSED IN THE SAI.

The Fund invests your money in the stocks, bonds and other securities that are described in the section "How Does the Fund Invest Its Assets?" Special tax rules may apply in determining the income and gains that the Fund earns on its investments. These rules may, in turn, affect the amount of distributions that the Fund pays to you. These special tax rules are discussed in the SAI.

TAXATION OF THE FUND. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains that it distributes to you.

FOREIGN TAXES. Foreign governments may impose taxes on the income and gains from the investments of the Fund, other than the U.S. Government Securities Series, in foreign stocks and bonds. These taxes will reduce the amount of the Fund's distributions to you. The Fund may also invest in the securities of foreign companies that are "passive foreign investment companies" ("PFICs"). These investments in PFICs may cause the Fund to pay income taxes and interest charges. If possible, the Fund will adopt strategies to avoid PFIC taxes and interest charges.

HOW DOES THE FUND EARN INCOME AND GAINS?

The Fund earns dividends and interest (the Fund's "income") on its investments. When the Fund sells a security for a price that is higher than it paid, it has a gain. When the Fund sells a security for a price that is lower than it paid, it has a loss. If the Fund has held the security for more than one year, the gain or loss will be a long-term capital gain or loss. If the Fund has held the security for one year or less, the gain or loss will be a short-term capital gain or loss. The Fund's gains and losses are netted together, and, if the Fund has a net gain (the Fund's "gains"), that gain will generally be distributed to you.

TAXATION OF SHAREHOLDERS.

DISTRIBUTIONS. Distributions from the Fund, whether you receive them in cash or in additional shares, are generally subject to income tax. The Fund will send you a statement in January of the current year that reflects the amount of ordinary dividends, capital gain distributions and non-taxable distributions you received from the Fund in the prior year. This statement will include distributions declared in December and paid to you in January of the current year, but which are taxable as if paid on December 31 of the prior year. The IRS requires you to report these amounts on your income tax return for the prior year. The Fund's statement for the prior year will tell you how much of your capital gain distribution represents 28% rate gain property. The remainder of the capital gain distribution represents 20% rate gain.

WHAT IS A DISTRIBUTION?

As a shareholder, you will receive your share of the Fund's income and gains on its investments in stocks, bonds and other securities. The Fund's income and short term capital gains are paid to you as ordinary dividends. The Fund's long-term capital gains are paid to you as capital gain distributions. If the Fund pays you an amount in excess of its income and gains, this excess will generally be treated as a non-taxable distribution. These amounts, taken together, are what we call the Fund's distributions to you.

DISTRIBUTIONS TO RETIREMENT PLANS. Fund distributions received by your qualified retirement plan, such as a Section 401(k) plan or IRA, are generally tax-deferred; this means that you are not required to report Fund distributions on your income tax return when paid to your plan, but, rather, when your plan makes payments to you.

DIVIDENDS-RECEIVED DEDUCTION. Corporate investors of the Fund, except the U.S. Government Securities Series, may be entitled to a dividends-received deduction on a portion of the ordinary dividends they receive from the Fund. No portion of the distributions from the U.S. Government Securities Series will qualify for the corporate dividends-received deduction.

REDEMPTIONS AND EXCHANGES. If you redeem your shares or if you exchange your shares in the Fund for shares in another Franklin Templeton Fund, you will generally have a gain or loss that the IRS requires you to report on your income tax return. If you exchange Fund shares held for 90 days or less and pay no sales charge, or a reduced sales charge, for the new shares, all or a portion of the sales charge you paid on the purchase of the shares you exchanged is not included in their cost for purposes of computing gain or loss on the exchange. If you hold your shares for six months or less, any loss you have will be treated as a long-term capital loss to the extent of any capital gain distributions received by you from the Fund. All or a portion of any loss on the redemption or exchange of your shares will be disallowed by the IRS if you purchase other shares in the Fund within 30 days before or after your redemption or exchange.

WHAT IS A REDEMPTION?

A redemption is a sale by you to the Fund of some or all of your shares in the Fund. The price per share you receive when you redeem Fund shares may be more or less than the price at which you purchased those shares. An exchange of shares in the Fund for shares of another Franklin Templeton Fund is treated as a redemption of Fund shares and then a purchase of shares of the other fund. When you redeem or exchange your shares, you will generally have a gain or loss, depending upon whether the basis in your shares is more or less than your cost or other basis in the shares. Call Fund Information for a free shareholder Tax Information Handbook if you need more information in calculating the gain or loss on the redemption or exchange of your shares.

U.S. GOVERNMENT AND STATE OBLIGATION INTEREST. Many states grant tax-free status to dividends paid from interest earned on direct obligations of the U.S. Government, subject to certain restrictions. Investments in state and local obligations also may qualify for tax-free treatment. The Fund will provide you with information after the end of each calendar year on the amounts of such dividends that may qualify for exemption from reporting on your individual income tax returns.

NON-U.S. INVESTORS. Ordinary dividends generally will be subject to U.S. income tax withholding. Your home country may also tax ordinary dividends, capital gain distributions and gains arising from redemptions or exchanges of your Fund shares. Fund shares held by the estate of a non-U.S. investor may be subject to U.S. estate tax. You may wish to contact your tax advisor to determine the U.S. and non-U.S. tax consequences of your investment in the Fund.

STATE TAXES. Ordinary dividends and capital gain distributions that you receive from the Fund, and gains arising from redemptions or exchanges of your Fund shares will generally be subject to state and local income tax. The holding of Fund shares may also be subject to state and local intangibles taxes. You may wish to contact your tax advisor to determine the state and local tax consequences of your investment in the Fund.

BACKUP WITHHOLDING. When you open an account, IRS regulations require that you provide your taxpayer identification number ("TIN"), certify that it is correct, and certify that you are not subject to backup withholding under IRS rules. If you fail to provide a correct TIN or the proper tax certifications, the Fund is required to withhold 31% of all the distributions (including ordinary dividends and capital gain distributions), and redemption proceeds paid to you. The Fund is also required to begin backup withholding on your account if the IRS instructs the Fund to do so. The Fund reserves the right not to open your account, or, alternatively, to redeem your shares at the current Net Asset Value, less any taxes withheld, if you fail to provide a correct TIN, fail to provide the proper tax certifications, or the IRS instructs the Fund to begin backup withholding on your account.

WHAT IS A BACKUP WITHHOLDING?

Backup withholding occurs when the Fund is required to withhold and pay over to the IRS 31% of your distributions and redemption proceeds. You can avoid backup withholding by providing the Fund with your TIN, and by completing the tax certifications on your shareholder application that you were asked to sign when you opened your account. However, if the IRS instructs the Fund to begin backup withholding, it is required to do so even if you provided the Fund with your TIN and these tax certifications, and backup withholding will remain in place until the Fund is instructed by the IRS that it is no longer required.

THIS TAX DISCUSSION IS FOR GENERAL INFORMATION ONLY. PROSPECTIVE INVESTORS SHOULD CONSULT THEIR OWN TAX ADVISORS CONCERNING THE FEDERAL, STATE, LOCAL OR FOREIGN TAX CONSEQUENCES OF AN INVESTMENT IN THE FUND. A MORE COMPLETE DISCUSSION OF THESE RULES AND RELATED MATTERS IS CONTAINED IN THE SECTION ENTITLED "ADDITIONAL INFORMATION ON DISTRIBUTIONS AND TAXES" IN THE SAI. THE TAX TREATMENT TO YOU OF DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS, FOREIGN TAXES PAID AND INCOME TAXES WITHHELD IS ALSO DISCUSSED IN A FREE FRANKLIN TEMPLETON TAX INFORMATION HANDBOOK WHICH IS AVAILABLE BY CONTACTING FUND INFORMATION.

HOW IS THE FUND ORGANIZED?

Each Fund is a diversified series of Custodian Funds, an open-end management investment company, commonly called a mutual fund. The Custodian Funds was incorporated under the laws of Delaware in 1947, reincorporated under the laws of Maryland in 1979, and is registered with the SEC. As of January 1, 1997, each Fund, except the DynaTech Series, began offering a new class of shares designated Income Series - Advisor Class, Utilities Series - Advisor Class, Growth Series - Advisor Class and U.S. Government Securities Series - Advisor Class. All shares outstanding before the offering of Advisor Class shares have been designated Income Series - Class I, Utilities Series - Class I, Growth Series - Class I, U.S. Government Securities Series - Class I, and DynaTech Series - Class I and Income Series - Class II, Utilities Series - Class II, Growth Series - Class II, U.S. Government Securities Series - Class II and DynaTech Series - Class II. Additional series and classes of shares may be offered in the future.

Shares of each class represent proportionate interests in the assets of the Fund and have the same voting and other rights and preferences as any other class of the Fund for matters that affect the Fund as a whole. For matters that only affect one class, however, only shareholders of that class may vote. Each class will vote separately on matters affecting only that class, or expressly required to be voted on separately by state or federal law. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of Custodian Funds for matters that affect Custodian Funds as a whole.


Custodian Funds has noncumulative voting rights. This gives holders of more than 50% of the shares voting the ability to elect all of the members of the Board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the Board.


Custodian Funds does not intend to hold annual shareholder meetings. Custodian Funds or a series of Custodian Funds may hold special meetings, however, for matters requiring shareholder approval. A meeting may also be called by the Board in its discretion or by shareholders holding at least 10% of the outstanding shares. In certain circumstances, we are required to help you communicate with other shareholders about the removal of a Board member. A special meeting may also be called by a majority of the Board or by the written request of shareholders holding at least 25% of the shares entitled to vote at the meeting.

ABOUT YOUR ACCOUNT


HOW DO I BUY SHARES?

OPENING YOUR ACCOUNT


To open your account, please follow the steps below. This will help avoid any delays in processing your request.

PLEASE KEEP IN MIND THAT DYNATECH SERIES DOES NOT CURRENTLY ALLOW INVESTMENTS BY MARKET TIMERS.

1. Read this prospectus carefully.

2. Determine how much you would like to invest. The Fund's minimum investments are:

  o To open your account: $100*

  o To add to your account: $25*

*We may waive these minimums for retirement plans. We also reserve the right to refuse any order to buy shares.

3. Carefully complete and sign the enclosed shareholder application, including the optional shareholder privileges section. By applying for privileges now, you can avoid the delay and inconvenience of having to send an additional application to add privileges later. Please also indicate which class of shares you want to buy. IF YOU DO NOT SPECIFY A CLASS, WE WILL AUTOMATICALLY INVEST YOUR PURCHASE IN CLASS I SHARES. It is important that we receive a signed application since we will not be able to process any redemptions from your account until we receive your signed application.

4. Make your investment using the table below.

METHOD                              STEPS TO FOLLOW

BY MAIL                             For an initial investment:
                                    Return the  application  to
                                    the Fund  with  your  check
                                    made payable to the Fund.

                                    For additional investments:

                                    Send a check  made  payable
                                    to the Fund. Please include
                                    your account  number on the
                                    check.

BY WIRE                            1. Call Shareholder Services or, if that
                                      number is busy, call 1-650/312-2000
                                      collect, to receive a wire control number and wire instructions. You need a new wire control number every time you wire money into your account. If you do not have a currently effective wire control number, we will return the money to the bank, and we will not credit the purchase to your account.

                                   2. For initial investments you must also
                                      return your signed shareholder application to the Fund.

                                   IMPORTANT  DEADLINES:  If we
                                   receive   your  call  before
                                   1:00 p.m.  Pacific  time and
                                   the bank  receives the wired
                                   funds   and    reports   the
                                   receipt  of  wired  funds to
                                   the   Fund  by   3:00   p.m.
                                   Pacific time, we will credit
                                   the purchase to your account
                                   that day. If we receive your
                                   call after 1:00 p.m.  or the
                                   bank receives the wire after
                                   3:00  p.m.,  we will  credit
                                   the purchase to your account
                                   the following business day.

THROUGH YOUR DEALER                CALL YOUR INVESTMENT REPRESENTATIVE

CHOOSING A SHARE CLASS

Each class has its own sales charge and expense structure, allowing you to choose the class that best meets your situation. The class that may be best for you depends on a number of factors, including the amount and length of time you expect to invest. Generally, Class I shares may be more attractive for long-term investors or investors who qualify to buy Class I shares at a reduced sales charge. Your financial representative can help you decide.

CLASS I
o Higher front-end sales charges than Class II shares. There are several ways to reduce these charges, as described below. There is no front-end sales charge for purchases of $1 million or more.*

o Contingent Deferred Sales Charge on purchases of $1 million or more sold within one year

o Lower annual expenses than Class II shares

CLASS II
o Lower front-end sales charges than Class I shares

o Contingent Deferred Sales Charge on purchases sold within 18 months

o Higher annual expenses than Class I shares

*If you are investing $1 million or more, it is generally more beneficial for you to buy Class I shares because there is no front-end sales charge and the annual expenses are lower. Therefore, any purchase of $1 million or more is automatically invested in Class I shares. You may accumulate more than $1 million in Class II shares through purchases over time. If you plan to do this, however, you should determine if it would be better for you to buy Class I shares through a Letter of Intent.


PURCHASE PRICE OF FUND SHARES

For Class I shares, the sales charge you pay depends on the dollar amount you invest, as shown in the table below. The sales charge for Class II shares is 1% and, unlike Class I, does not vary based on the size of your purchase.

                                            TOTAL SALES CHARGE    AMOUNT PAID
                                            AS A PERCENTAGE OF    TO DEALER AS A
AMOUNT OF PURCHASE                          OFFERING   NET AMOUNT PERCENTAGE OF
AT OFFERING PRICE                             PRICE    INVESTED   OFFERING PRICE
CLASS I - GROWTH AND DYNATECH SERIES
Under $100,000                                4.50%        4.71%     4.00%
$100,000 but less than
 $250,000                                     3.75%        3.90%     3.25%
$250,000 but less than
 $500,000                                     2.75%        2.83%     2.50%
$500,000 but less than
 $1,000,000                                   2.25%        2.30%     2.00%
$1,000,000 or more*                           None          None     None

CLASS I - INCOME, UTILITIES AND U.S. GOVERNMENT SECURITIES SERIES
Under $100,000                                4.25%        4.44%     4.00%
$100,000 but less than
 $250,000                                     3.50%        3.63%     3.25%
$250,000 but less than
 $500,000                                     2.75%        2.83%     2.50%
$500,000 but less than
 $1,000,000                                   2.15%        2.20%     2.00%
$1,000,000 or more*                           None         None      None

                                          TOTAL SALES CHARGE     AMOUNT PAID
                                          AS A PERCENTAGE OF   TO DEALER AS A
AMOUNT OF PURCHASE                      OFFERING  NET AMOUNT   PERCENTAGE OF
AT OFFERING PRICE                        PRICE    INVESTED     OFFERING PRICE
CLASS II - ALL FUNDS
Under $1,000,000*                            1.00%         1.01%     1.00%

*A Contingent Deferred Sales Charge of 1% may apply to Class I purchases of $1 million or more and any Class II purchase. Please see "How Do I Sell Shares? - Contingent Deferred Sales Charge." Please also see "Other Payments to Securities Dealers" below for a discussion of payments Distributors may make out of its own resources to Securities Dealers for certain purchases. Purchases of Class II shares are limited to purchases below $1 million. Please see "Choosing a Share Class."


SALES CHARGE REDUCTIONS AND WAIVERS


- IF YOU QUALIFY TO BUY SHARES UNDER ONE OF THE SALES CHARGE REDUCTION OR WAIVER CATEGORIES DESCRIBED BELOW, PLEASE INCLUDE A WRITTEN STATEMENT WITH EACH PURCHASE ORDER EXPLAINING WHICH PRIVILEGE APPLIES. If you don't include this statement, we cannot guarantee that you will receive the sales charge reduction or waiver.

CUMULATIVE QUANTITY DISCOUNTS - CLASS I ONLY. To determine if you may pay a reduced sales charge, the amount of your current Class I purchase is added to the cost or current value, whichever is higher, of your existing shares in the Franklin Templeton Funds, as well as those of your spouse, children under the age of 21 and grandchildren under the age of 21. If you are the sole owner of a company, you may also add any company accounts, including retirement plan accounts. Companies with one or more retirement plans may add together the total plan assets invested in the Franklin Templeton Funds to determine the sales charge that applies.

LETTER OF INTENT - CLASS I ONLY. You may buy Class I shares at a reduced sales charge by completing the Letter of Intent section of the shareholder application. A Letter of Intent is a commitment by you to invest a specified dollar amount during a 13 month period. The amount you agree to invest determines the sales charge you pay on Class I shares.


BY COMPLETING THE LETTER OF INTENT SECTION OF THE SHAREHOLDER APPLICATION, YOU ACKNOWLEDGE AND AGREE TO THE FOLLOWING:


o You authorize Distributors to reserve 5% of your total intended purchase in Class I shares registered in your name until you fulfill your Letter.

o You give Distributors a security interest in the reserved shares and appoint Distributors as attorney-in-fact.

o Distributors may sell any or all of the reserved shares to cover any additional sales charge if you do not fulfill the terms of the Letter.

o Although you may exchange your shares, you may not sell reserved shares until you complete the Letter or pay the higher sales charge.


Your periodic statements will include the reserved shares in the total shares you own. We will pay or reinvest dividend and capital gain distributions on the reserved shares as you direct. Our policy of reserving shares does not apply to certain retirement plans.

If you would like more information about the Letter of Intent privilege, please see "How Do I Buy, Sell and Exchange Shares? - Letter of Intent" in the SAI or call Shareholder Services.


GROUP PURCHASES - CLASS I ONLY. If you are a member of a qualified group, you may buy Class I shares at a reduced sales charge that applies to the group as a whole. The sales charge is based on the combined dollar value of the group members' existing investments, plus the amount of the current purchase.


A qualified group is one that:


o Was formed at least six months ago,

o Has a purpose other than buying Fund shares at a discount,

o Has more than 10 members,

o Can arrange for meetings between our representatives and group members,

o Agrees to include Franklin Templeton Fund sales and other materials in publications and mailings to its members at reduced or no cost to Distributors,

o Agrees to arrange for payroll deduction or other bulk transmission of investments to the Fund, and

o Meets other uniform criteria that allow Distributors to achieve cost savings in distributing shares.

A qualified group does not include a 403(b) plan that only allows salary deferral contributions. 403(b) plans that only allow salary deferral contributions and that purchased Class I shares of the Fund at a reduced sales charge under the group purchase privilege before February 1, 1998, however, may continue to do so.

SALES CHARGE WAIVERS. If one of the following sales charge waivers applies to you or your purchase of Fund shares, you may buy shares of the Fund without a front-end sales charge or a Contingent Deferred Sales Charge. All of the sales charge waivers listed below apply to purchases of Class I shares only, except for items 1 and 2 which also apply to Class II purchases.

Certain distributions, payments or redemption proceeds that you receive may be used to buy shares of the Fund without a sales charge if you reinvest them within 365 days of their payment or redemption date. They include:

1. Dividend and capital gain distributions from any Franklin Templeton Fund. The distributions generally must be reinvested in the same class of shares. Certain exceptions apply, however, to Class II shareholders who chose to reinvest their distributions in Class I shares of the Fund before November 17, 1997, and to Advisor Class or Class Z shareholders of a Franklin Templeton Fund who may reinvest their distributions in Class I shares of the Fund.

2. Redemption proceeds from the sale of shares of any Franklin Templeton Fund if you originally paid a sales charge on the shares and you reinvest the money in the same class of shares. This waiver does not apply to exchanges.

      If you paid a Contingent Deferred Sales Charge when you redeemed your shares from a Franklin Templeton Fund, a Contingent Deferred Sales Charge will apply to your purchase of Fund shares and a new Contingency Period will begin. We will, however, credit your Fund account with additional shares based on the Contingent Deferred Sales Charge you paid and the amount of redemption proceeds that you reinvest.

      If you immediately placed your redemption proceeds in a Franklin Bank CD, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date the CD matures, including any rollover.

3.    Dividend or capital gain distributions from a real estate investment trust
      (REIT) sponsored or advised by Franklin Properties, Inc.

4. Annuity payments received under either an annuity option or from death benefit proceeds, only if the annuity contract offers as an investment option the Franklin Valuemark Funds, the Templeton Variable Annuity Fund, or the Templeton Variable Products Series Fund. You should contact your tax advisor for information on any tax consequences that may apply.

5. Distributions from an existing retirement plan invested in the Franklin Templeton Funds

6. Redemption proceeds from the sale of Class A shares of any of the Templeton Global Strategy Funds if you are a qualified investor. If you paid a contingent deferred sales charge when you redeemed your Class A shares from a Templeton Global Strategy Fund, a Contingent Deferred Sales Charge will apply to your purchase of Fund shares and a new Contingency Period will begin. We will, however, credit your Fund account with additional shares based on the contingent deferred sales charge you paid and the amount of the redemption proceeds that you reinvest.

       If you immediately placed your redemption proceeds in a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date they are redeemed from the money fund.

Various individuals and institutions also may buy Class I shares without a front-end sales charge or Contingent Deferred Sales Charge, including:

1. Trust companies and bank trust departments agreeing to invest in Franklin Templeton Funds over a 13 month period at least $1 million of assets held in a fiduciary, agency, advisory, custodial or similar capacity and over which the trust companies and bank trust departments or other plan fiduciaries or participants, in the case of certain retirement plans, have full or shared investment discretion. We will accept orders for these accounts by mail accompanied by a check or by telephone or other means of electronic data transfer directly from the bank or trust company, with payment by federal funds received by the close of business on the next business day following the order.

2. An Eligible Governmental Authority. Please consult your legal and investment advisors to determine if an investment in the Fund is permissible and suitable for you and the effect, if any, of payments by the Fund on arbitrage rebate calculations.

3. Broker-dealers, registered investment advisors or certified financial planners who have entered into an agreement with Distributors for clients participating in comprehensive fee programs

4. Registered Securities Dealers and their affiliates, for their investment accounts only

5. Current employees of Securities Dealers and their affiliates and their family members, as allowed by the internal policies of their employer

6. Officers, trustees, directors and full-time employees of the Franklin Templeton Funds or the Franklin Templeton Group, and their family members, consistent with our then-current policies

7. Investment companies exchanging shares or selling assets pursuant to a merger, acquisition or exchange offer

8.   Accounts managed by the Franklin Templeton Group

9. Certain unit investment trusts and their holders reinvesting distributions from the trusts

10.  Group annuity separate accounts offered to retirement plans

11. Chilean retirement plans that meet the requirements described under "Retirement Plans" below

RETIREMENT PLANS. Retirement plans that (i) are sponsored by an employer with at least 100 employees, or (ii) have plan assets of $1 million or more, or (iii) agree to invest at least $500,000 in the Franklin Templeton Funds over a 13 month period may buy Class I shares without a front-end sales charge. Retirement plans that are not Qualified Retirement Plans, SIMPLEs or SEPs must also meet the requirements described under "Group Purchases - Class I Only" above to be able to buy Class I shares without a front-end sales charge. We may enter into a special arrangement with a Securities Dealer, based on criteria established by the Fund, to add together certain small Qualified Retirement Plan accounts for the purpose of meeting these requirements.

For retirement plan accounts opened on or after May 1, 1997, a Contingent Deferred Sales Charge may apply if the retirement plan is transferred out of the Franklin Templeton Funds or terminated within 365 days of the retirement plan account's initial purchase in the Franklin Templeton Funds. Please see "How Do I Sell Shares? - Contingent Deferred Sales Charge" for details.


HOW DO I BUY SHARES IN CONNECTION WITH RETIREMENT PLANS?

Your individual or employer-sponsored retirement plan may invest in the Fund. Plan documents are required for all retirement plans. Trust Company can provide the plan documents for you and serve as custodian or trustee.


Trust Company can provide you with brochures containing important information about its plans. To establish a Trust Company retirement plan, you will need an application other than the one included in this prospectus. For a retirement plan brochure or application, call Retirement Plan Services.


Please consult your legal, tax or retirement plan specialist before choosing a retirement plan. Your investment representative or advisor can help you make investment decisions within your plan.

OTHER PAYMENTS TO SECURITIES DEALERS


The payments described below may be made to Securities Dealers who initiate and are responsible for Class II purchases and certain Class I purchases made without a sales charge. The payments are subject to the sole discretion of Distributors, and are paid by Distributors or one of its affiliates and not by the Fund or its shareholders.

1.    Class II purchases - up to 1% of the purchase price.

2. For Class I purchases of the Growth and DynaTech Series of $1 million or more - up to 1% of the amount invested. For Class I purchases of the Income, Utilities and U.S. Government Securities Series of $1 million or more - up to 0.75% of the amount invested.

3. Class I purchases made without a front-end sales charge by certain retirement plans described under "Sales Charge Reductions and Waivers - Retirement Plans" above - up to 1% of the amount invested.

4. Class I purchases by trust companies and bank trust departments, Eligible Governmental Authorities, and broker-dealers or others on behalf of clients participating in comprehensive fee programs - up to 0.25% of the amount invested.

5. Class I purchases by Chilean retirement plans - up to 1% of the amount invested.

A Securities Dealer may receive only one of these payments for each qualifying purchase. Securities Dealers who receive payments in connection with investments described in paragraphs 1, 2 or 5 above or a payment of up to 1% for investments described in paragraph 3 will be eligible to receive the Rule 12b-1 fee associated with the purchase starting in the thirteenth calendar month after the purchase.


FOR BREAKPOINTS THAT MAY APPLY AND INFORMATION ON ADDITIONAL COMPENSATION PAYABLE TO SECURITIES DEALERS IN CONNECTION WITH THE SALE OF FUND SHARES, PLEASE SEE "HOW DO I BUY, SELL AND EXCHANGE SHARES? - OTHER PAYMENTS TO SECURITIES DEALERS" IN THE SAI.

FOR INVESTORS OUTSIDE THE U.S.

The distribution of this prospectus and the offering of Fund shares may be limited in many jurisdictions. An investor who wishes to buy shares of the Fund should determine, or have a broker-dealer determine, the applicable laws and regulations of the relevant jurisdiction. Investors are responsible for compliance with tax, currency exchange or other regulations applicable to redemption and purchase transactions in any jurisdiction to which they may be subject. Investors should consult appropriate tax and legal advisors to obtain information on the rules applicable to these transactions.

MAY I EXCHANGE SHARES FOR SHARES OF ANOTHER FUND?

We offer a wide variety of funds. If you would like, you can move your investment from your Fund account to an existing or new account in another Franklin Templeton Fund (an "exchange"). Because it is technically a sale and a purchase of shares, an exchange is a taxable transaction.

If you own Class I shares, you may exchange into any of our money funds except Franklin Templeton Money Fund II ("Money Fund II"). Money Fund II is the only money fund exchange option available to Class II shareholders. Unlike our other money funds, shares of Money Fund II may not be purchased directly and no drafts (checks) may be written on Money Fund II accounts.

Before making an exchange, please read the prospectus of the fund you are interested in. This will help you learn about the fund, its investment objective and policies, and its rules and requirements for exchanges. For example, some Franklin Templeton Funds do not accept exchanges and others may have different investment minimums. Some Franklin Templeton Funds do not offer Class II shares.

METHOD                  STEPS TO FOLLOW

BY MAIL                 1. Send us signed written instructions

                        2. Include any outstanding share certificates for the
                           shares you want to exchange

BY PHONE                Call Shareholder Services or TeleFACTS(R)

                        -   If you do not want  the  ability
                            to exchange by phone to apply to
                            your  account,   please  let  us
                            know.

THROUGH YOUR DEALER     CALL YOUR INVESTMENT REPRESENTATIVE


Please refer to "Transaction Procedures and Special Requirements" for other important information on how to exchange shares.

WILL SALES CHARGES APPLY TO MY EXCHANGE?


You generally will not pay a front-end sales charge on exchanges. If you have held your shares less than six months, however, you will pay the percentage difference between the sales charge you previously paid and the applicable sales charge of the new fund. If you have never paid a sales charge on your shares because, for example, they have always been held in a money fund, you will pay the Fund's applicable sales charge no matter how long you have held your shares. These charges may not apply if you qualify to buy shares without a sales charge.


We will not impose a Contingent Deferred Sales Charge when you exchange shares. Any shares subject to a Contingent Deferred Sales Charge at the time of exchange, however, will remain so in the new fund. See the discussion on Contingent Deferred Sales Charges below and under "How Do I Sell Shares?"


CONTINGENT DEFERRED SALES CHARGE. For accounts with shares subject to a Contingent Deferred Sales Charge, we will first exchange any shares in your account that are not subject to the charge. If there are not enough of these to meet your exchange request, we will exchange shares subject to the charge in the order they were purchased.


If you exchange Class I shares into one of our money funds, the time your shares are held in that fund will not count towards the completion of any Contingency Period. If you exchange your Class II shares for shares of Money Fund II, however, the time your shares are held in that fund will count towards the completion of any Contingency Period.

EXCHANGE RESTRICTIONS

Please be aware that the following restrictions apply to exchanges:


o You may only exchange shares within the SAME CLASS, except as noted below.

o The accounts must be identically registered. You may, however, exchange shares from a Fund account requiring two or more signatures into an identically registered money fund account requiring only one signature for all transactions. Please notify us in writing if you do not want this option to be available on your account. Additional procedures may apply. Please see "Transaction Procedures and Special Requirements."

o Trust Company IRA or 403(b) retirement plan accounts may exchange shares as described above. Restrictions may apply to other types of retirement plans. Please contact Retirement Plan Services for information on exchanges within these plans.

o   The fund you are exchanging into must be eligible for sale in your state.

o We may modify or discontinue our exchange policy if we give you 60 days' written notice.

o Your exchange may be restricted or refused if you have: (i) requested an exchange out of the Fund within two weeks of an earlier exchange request,
    (ii) exchanged shares out of the Fund more than twice in a calendar quarter, or (iii) exchanged shares equal to at least $5 million, or more than 1% of the Fund's net assets. Shares under common ownership or control are combined for these limits. If you have exchanged shares as described in this paragraph, you will be considered a Market Timer. Each exchange by a Market Timer, if accepted, will be charged $5.00. Some of our funds do not allow investments by Market Timers.

o Currently, the DynaTech Series does not allow investments by Market Timers.


Because excessive trading can hurt Fund performance, operations and shareholders, we may refuse any exchange purchase if (i) we believe the Fund would be harmed or unable to invest effectively, or (ii) the Fund receives or anticipates simultaneous orders that may significantly affect the Fund.

LIMITED EXCHANGES BETWEEN DIFFERENT CLASSES OF SHARES

Certain funds in the Franklin Templeton Funds offer classes of shares not offered by the Growth, Utilities, Income and U.S. Government Securities Series, such as "Class Z" shares or the DynaTech Series, such as "Advisor Class" or "Class Z" shares. Because the DynaTech Series does not currently offer an Advisor Class, you may exchange Advisor Class shares of any Franklin Templeton Fund for Class I shares of the Fund at Net Asset Value. If you do so and you later decide you would like to exchange into a fund that offers an Advisor Class, you may exchange your Class I shares for Advisor Class shares of that fund. Certain shareholders of Class Z shares of Franklin Mutual Series Fund Inc. may also exchange their Class Z shares for Class I shares of each Fund at Net Asset Value.

HOW DO I SELL SHARES?

You may sell (redeem) your shares at any time.


METHOD         STEPS TO FOLLOW
BY MAIL        1. Send us signed written instructions. If you would like your redemption proceeds wired to a bank account, your instructions should include:

                  o The name, address and telephone number of the bank where you want the proceeds sent

                  o  Your bank account number

                  o  The Federal Reserve ABA routing number

                  o If you are using a savings and loan or credit union, the name of the corresponding bank and the account number

               2. Include any outstanding share certificates for the shares you are selling

               3. Provide a signature guarantee if required

               4. Corporate, partnership and trust accounts may need to send additional documents. Accounts under court jurisdiction may have other requirements.

BY PHONE Call Shareholder Services. If you would like your redemption proceeds wired to a bank account, other than an escrow account, you must first sign up for the wire feature. To sign up, send us written instructions, with a signature guarantee. To avoid any delay in processing, the instructions should include the items listed in "By Mail" above.

               Telephone requests will be accepted:

               o If the request is $50,000 or less. Institutional accounts may exceed $50,000 by completing a separate agreement. Call Institutional Services to receive a copy.

               o If there are no share certificates issued for the shares you want to sell or you have already returned them to the Fund

               o Unless you are selling shares in a Trust Company retirement plan account

               o Unless the address on your account was changed by phone within the last 15 days

               - If you do not want the ability to redeem by phone to apply to your account, please let us know.

THROUGH YOUR DEALER CALL YOUR INVESTMENT REPRESENTATIVE


We will send your redemption check within seven days after we receive your request in proper form. If you would like the check sent to an address other than the address of record or made payable to someone other than the registered owners on the account, send us written instructions signed by all account owners, with a signature guarantee. We are not able to receive or pay out cash in the form of currency.

The wiring of redemption proceeds is a special service that we make available whenever possible for redemption requests of $1,000 or more. If we receive your request in proper form before 1:00 p.m. Pacific time, your wire payment will be sent the next business day. For requests received in proper form after 1:00 p.m. Pacific time, the payment will be sent the second business day. By offering this service to you, the Fund is not bound to meet any redemption request in less than the seven day period prescribed by law. Neither the Fund nor its agents shall be liable to you or any other person if, for any reason, a redemption request by wire is not processed as described in this section.


If you sell shares you recently purchased with a check or draft, we may delay sending you the proceeds for up to 15 days or more to allow the check or draft to clear. A certified or cashier's check may clear in less time.


Under unusual circumstances, we may suspend redemptions or postpone payment for more than seven days as permitted by federal securities law.

Please refer to "Transaction Procedures and Special Requirements" for other important information on how to sell shares.

TRUST COMPANY RETIREMENT PLAN ACCOUNTS


To comply with IRS regulations, you need to complete additional forms before selling shares in a Trust Company retirement plan account. Tax penalties generally apply to any distribution from these plans to a participant under age 59 1/2, unless the distribution meets an exception stated in the Code. To obtain the necessary forms, please call Retirement Plan Services.


CONTINGENT DEFERRED SALES CHARGE

For Class I purchases, if you did not pay a front-end sales charge because you invested $1 million or more or agreed to invest $1 million or more under a Letter of Intent, a Contingent Deferred Sales Charge may apply if you sell all or a part of your investment within the Contingency Period. Once you have invested $1 million or more, any additional Class I investments you make without a sales charge may also be subject to a Contingent Deferred Sales Charge if they are sold within the Contingency Period. For any Class II purchase, a Contingent Deferred Sales Charge may apply if you sell the shares within the Contingency Period. The charge is 1% of the value of the shares sold or the Net Asset Value at the time of purchase, whichever is less.


Certain retirement plan accounts opened on or after May 1, 1997, and that qualify to buy Class I shares without a front-end sales charge may also be subject to a Contingent Deferred Sales Charge if the retirement plan account is transferred out of the Franklin Templeton Funds or terminated within 365 days of the account's initial purchase in the Franklin Templeton Funds.


We will first redeem any shares in your account that are not subject to the charge. If there are not enough of these to meet your request, we will redeem shares subject to the charge in the order they were purchased.

Unless otherwise specified, when you request to sell a stated DOLLAR AMOUNT, we will redeem additional shares to cover any Contingent Deferred Sales Charge. For requests to sell a stated NUMBER OF SHARES, we will deduct the amount of the Contingent Deferred Sales Charge, if any, from the sale proceeds.


WAIVERS. We waive the Contingent Deferred Sales Charge for:

o Account fees

o Sales of shares purchased without a front-end sales charge by certain retirement plan accounts if (i) the account was opened before May 1, 1997, or (ii) the Securities Dealer of record received a payment from Distributors of 0.25% or less, or (iii) Distributors did not make any payment in connection with the purchase, or (iv) the Securities Dealer of record has entered into a supplemental agreement with Distributors

o Redemptions by the Fund when an account falls below the minimum required account size

o Redemptions following the death of the shareholder or beneficial owner

o Redemptions through a systematic withdrawal plan set up before February 1,
  1995

o Redemptions through a systematic withdrawal plan set up on or after February 1, 1995, at a rate of up to 1% a month of an account's Net Asset Value. For example, if you maintain an annual balance of $1 million in Class I shares, you can redeem up to $120,000 annually through a systematic withdrawal plan free of charge. Likewise, if you maintain an annual balance of $10,000 in Class II shares, $1,200 may be redeemed annually free of charge.

o Distributions from individual retirement plan accounts due to death or disability or upon periodic distributions based on life expectancy

o  Tax-free returns of excess contributions from employee benefit plans

o Redemptions by Trust Company employee benefit plans or employee benefit plans serviced by ValuSelect(R)

o  Participant   initiated   distributions   from  employee  benefit  plans  or
   participant initiated exchanges among investment choices in employee benefit plans

WHAT DISTRIBUTIONS MIGHT I RECEIVE FROM THE FUND?


The Income and U.S. Government Securities Series declare dividends from their net investment income monthly to shareholders of record on the last business day of that month and pay them on or about the 15th day of the next month. The Utilities Series generally declares dividends from its net investment income quarterly in February, May, August and November, and the Growth and DynaTech Series generally declare dividends annually in November.

Capital gains, if any, may be distributed annually, usually in December.

Dividends and capital gains are calculated and distributed the same way for each class. The amount of any income dividends per share will differ, however, generally due to the difference in the Rule 12b-1 fees of Class I and Class II.


Dividend payments are not guaranteed, are subject to the Board's discretion and may vary with each payment. THE FUND DOES NOT PAY "INTEREST" OR GUARANTEE ANY FIXED RATE OF RETURN ON AN INVESTMENT IN ITS SHARES.

If you buy shares shortly before the record date, please keep in mind that any distribution will lower the value of the Fund's shares by the amount of the distribution and you will then receive a portion of the price you paid back in the form of a taxable distribution.


DISTRIBUTION OPTIONS

You may receive your distributions from the Fund in any of these ways:


1. BUY ADDITIONAL SHARES OF THE FUND - You may buy additional shares of the Fund (without a sales charge or imposition of a Contingent Deferred Sales Charge) by reinvesting capital gain distributions, or both dividend and capital gain distributions. This is a convenient way to accumulate additional shares and maintain or increase your earnings base.

2. BUY SHARES OF OTHER FRANKLIN TEMPLETON FUNDS - You may direct your distributions to buy shares of another Franklin Templeton Fund (without a sales charge or imposition of a Contingent Deferred Sales Charge). Many shareholders find this a convenient way to diversify their investments.

3. RECEIVE DISTRIBUTIONS IN CASH - You may receive dividends, or both dividend and capital gain distributions in cash. If you have the money sent to another person or to a checking account, you may need a signature guarantee. If you send the money to a checking account, please see "Electronic Fund Transfers - Class I Only" under "Services to Help You Manage Your Account."


Distributions may be reinvested only in the same class of shares, except as follows: (i) Class II shareholders who chose to reinvest their distributions in Class I shares of the Fund or another Franklin Templeton Fund before November 17, 1997, may continue to do so; and (ii) Class II shareholders may reinvest their distributions in shares of any Franklin Templeton money fund.

TO SELECT ONE OF THESE OPTIONS, PLEASE COMPLETE SECTIONS 6 AND 7 OF THE SHAREHOLDER APPLICATION INCLUDED WITH THIS PROSPECTUS OR TELL YOUR INVESTMENT REPRESENTATIVE WHICH OPTION YOU PREFER. IF YOU DO NOT SELECT AN OPTION, WE WILL AUTOMATICALLY REINVEST DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS IN THE SAME CLASS OF THE FUND. You may change your distribution option at any time by notifying us by mail or phone. Please allow at least seven days before the record date for us to process the new option. For Trust Company retirement plans, special forms are required to receive distributions in cash.

TRANSACTION PROCEDURES AND SPECIAL REQUIREMENTS

SHARE PRICE

When you buy shares, you pay the Offering Price. This is the Net Asset Value per share of the class you wish to purchase, plus any applicable sales charges. When you sell shares, you receive the Net Asset Value per share minus any applicable Contingent Deferred Sales Charges.

The Net Asset Value we use when you buy or sell shares is the one next calculated after we receive your transaction request in proper form. If you buy or sell shares through your Securities Dealer, however, we will use the Net Asset Value next calculated after your Securities Dealer receives your request, which is promptly transmitted to the Fund. Your redemption proceeds will not earn interest between the time we receive the order from your dealer and the time we receive any required documents.

HOW AND WHEN SHARES ARE PRICED


The Fund is open for business each day the NYSE is open. We determine the Net Asset Value per share of each class as of the close of the NYSE, normally 1:00 p.m. Pacific time. You can find the prior day's closing Net Asset Value and Offering Price for each class in many newspapers.

The Net Asset Value of all outstanding shares of each class is calculated on a pro rata basis. It is based on each class' proportionate participation in the Fund, determined by the value of the shares of each class. Each class, however, bears the Rule 12b-1 fees payable under its Rule 12b-1 plan. To calculate Net Asset Value per share of each class, the assets of each class are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares of the class outstanding. The Fund's assets are valued as described under "How Are Fund Shares Valued?" in the SAI.


WRITTEN INSTRUCTIONS

Written instructions must be signed by all registered owners. To avoid any delay in processing your transaction, they should include:


o Your name,

o The Fund's name,

o The class of shares,

o A description of the request,

o For exchanges, the name of the fund you are exchanging into,

o Your account number,

o The dollar amount or number of shares, and

o A telephone number where we may reach you during the day, or in the evening if preferred.

JOINT ACCOUNTS. For accounts with more than one registered owner, we accept written instructions signed by only one owner for certain types of transactions or account changes. These include transactions or account changes that you could also make by phone, such as certain redemptions of $50,000 or less, exchanges between identically registered accounts, and changes to the address of record. For most other types of transactions or changes, written instructions must be signed by all registered owners.


Please keep in mind that if you have previously told us that you do not want telephone exchange or redemption privileges on your account, then we can only accept written instructions to exchange or redeem shares if they are signed by all registered owners on the account.

SIGNATURE GUARANTEES

For our mutual protection, we require a signature guarantee in the following situations:


1) You wish to sell over $50,000 worth of shares,

2) You want the proceeds to be paid to someone other than the registered owners,

3) The proceeds are not being sent to the address of record, preauthorized bank account, or preauthorized brokerage firm account,

4) We receive instructions from an agent, not the registered owners,

5) We believe a signature guarantee would protect us against potential claims based on the instructions received.


A signature guarantee verifies the authenticity of your signature. You should be able to obtain a signature guarantee from a bank, broker, credit union, savings association, clearing agency, or securities exchange or association. A NOTARIZED SIGNATURE IS NOT SUFFICIENT.

SHARE CERTIFICATES

We will credit your shares to your Fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.

Any outstanding share certificates must be returned to the Fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form and to send the certificate and assignment form in separate envelopes.

Telephone Transactions

You may initiate many transactions and changes to your account by phone. Please refer to the sections of this prospectus that discuss the transaction you would like to make or call Shareholder Services.

When you call, we will request personal or other identifying information to confirm that instructions are genuine. We may also record calls. If our lines are busy or you are otherwise unable to reach us by phone, you may wish to ask your investment representative for assistance or send us written instructions, as described elsewhere in this prospectus.

For your protection, we may delay a transaction or not implement one if we are not reasonably satisfied that the instructions are genuine. If this occurs, we will not be liable for any loss. We also will not be liable for any loss if we follow instructions by phone that we reasonably believe are genuine or if you are unable to execute a transaction by phone.


TRUST COMPANY RETIREMENT PLAN ACCOUNTS. We cannot accept instructions to sell shares or change distribution options on Trust Company retirement plans by phone. While you may exchange shares of Trust Company IRA and 403(b) retirement accounts by phone, certain restrictions may be imposed on other retirement plans.


To obtain any required forms or more information about distribution or transfer procedures, please call Retirement Plan Services.

ACCOUNT REGISTRATIONS AND REQUIRED DOCUMENTS

When you open an account, we need you to tell us how you want your shares registered. How you register your account will affect your ownership rights and ability to make certain transactions. If you have questions about how to register your account, you should consult your investment representative or legal advisor. Please keep the following information in mind when registering your account.


JOINT OWNERSHIP. If you open an account with two or more owners, we register the account as "joint tenants with rights of survivorship" unless you tell us otherwise. An account registered as "joint tenants with rights of survivorship" is shown as "Jt Ten" on your account statement. For any account with two or more owners, we cannot accept instructions to change owners on the account unless ALL owners agree in writing, even if the law in your state says otherwise. If you would like another person or owner to sign for you, please send us a current power of attorney.

GIFTS AND TRANSFERS TO MINORS. You may set up a custodial account for a minor under your state's Uniform Gifts/Transfers to Minors Act. Other than this form of registration, a minor may not be named as an account owner.

TRUSTS. You should register your account as a trust only if you have a valid written trust document. This avoids future disputes or possible court action over who owns the account.

REQUIRED DOCUMENTS. For corporate, partnership and trust accounts, please send us the following documents when you open your account. This will help avoid delays in processing your transactions while we verify who may sign on the account.


TYPE OF ACCOUNT          DOCUMENTS REQUIRED
CORPORATION              CORPORATE RESOLUTION
PARTNERSHIP              1. The pages from the partnership agreement that
                            identify the general partners, or

                         2. A certification for a partnership agreement

TRUST                    1. The pages from the trust document that identify the
                            trustees, or

                         2. A certification for trust


STREET OR NOMINEE ACCOUNTS. If you have Fund shares held in a "street" or "nominee" name account with your Securities Dealer, you may transfer the shares to the street or nominee name account of another Securities Dealer. Both dealers must have an agreement with Distributors or we cannot process the transfer. Contact your Securities Dealer to initiate the transfer. We will process the transfer after we receive authorization in proper form from your delivering Securities Dealer. Accounts may be transferred electronically through the NSCC. For accounts registered in street or nominee name, we may take instructions directly from the Securities Dealer or your nominee.


IMPORTANT INFORMATION IF YOU HAVE AN INVESTMENT REPRESENTATIVE

If there is a Securities Dealer or other representative of record on your account, we are authorized: (1) to provide confirmations, account statements and other information about your account directly to your dealer and/or representative; and (2) to accept telephone and electronic instructions directly from your dealer or representative, including instructions to exchange or redeem your shares. Electronic instructions may be processed through established electronic trading systems and programs used by the Fund. Telephone instructions directly from your representative will be accepted unless you have told us that you do not want telephone privileges to apply to your account.


KEEPING YOUR ACCOUNT OPEN

Due to the relatively high cost of maintaining a small account, we may close your account if the value of your shares is less than $50. We will only do this if the value of your account fell below this amount because you voluntarily sold your shares and your account has been inactive (except for the reinvestment of distributions) for at least six months. Before we close your account, we will notify you and give you 30 days to increase the value of your account to $100.

SERVICES TO HELP YOU MANAGE YOUR ACCOUNT

AUTOMATIC INVESTMENT PLAN


Our automatic investment plan offers a convenient way to invest in the Fund. Under the plan, you can have money transferred automatically from your checking account to the Fund each month to buy additional shares. If you are interested in this program, please refer to the automatic investment plan application included with this prospectus or contact your investment representative. The market value of the Fund's shares may fluctuate and a systematic investment plan such as this will not assure a profit or protect against a loss. You may discontinue the program at any time by notifying Investor Services by mail or phone.


AUTOMATIC PAYROLL DEDUCTION - CLASS I ONLY

You may have money transferred from your paycheck to the Fund to buy additional Class I shares. Your investments will continue automatically until you instruct the Fund and your employer to discontinue the plan. To process your investment, we must receive both the check and payroll deduction information in required form. Due to different procedures used by employers to handle payroll deductions, there may be a delay between the time of the payroll deduction and the time we receive the money.

SYSTEMATIC WITHDRAWAL PLAN

Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. For retirement plans subject to mandatory distribution requirements, the $50 minimum will not apply.

If you would like to establish a systematic withdrawal plan, please complete the systematic withdrawal plan section of the shareholder application included with this prospectus and indicate how you would like to receive your payments. You may choose to direct your payments to buy the same class of shares of another Franklin Templeton Fund or have the money sent directly to you, to another person, or to a checking account. If you choose to have the money sent to a checking account, please see "Electronic Fund Transfers - Class I Only" below. Once your plan is established, any distributions paid by the Fund will be automatically reinvested in your account.

You will generally receive your payment by the end of the month in which a payment is scheduled. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

To avoid paying sales charges on money you plan to withdraw within a short period of time, you may not want to set up a systematic withdrawal plan if you plan to buy shares on a regular basis. Shares sold under the plan may also be subject to a Contingent Deferred Sales Charge. Please see "Contingent Deferred Sales Charge" under "How Do I Sell Shares?"

You may discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment by notifying us in writing at least seven business days before the end of the month preceding a scheduled payment. Please see "How Do I Buy, Sell and Exchange Shares? - Systematic Withdrawal Plan" in the SAI for more information.

ELECTRONIC FUND TRANSFERS - CLASS I ONLY

You may choose to have dividend and capital gain distributions from Class I shares of the Fund or payments under a systematic withdrawal plan sent directly to a checking account. If the checking account is with a bank that is a member of the Automated Clearing House, the payments may be made automatically by electronic funds transfer. If you choose this option, please allow at least fifteen days for initial processing. We will send any payments made during that time to the address of record on your account.

TELEFACTS(R)


From a touch-tone phone, you may call our TeleFACTS(R) system (day or night) at 1-800/247-1753 to:

o obtain information about your account;

o obtain price and performance information about any Franklin Templeton Fund;

o exchange shares between identically registered Franklin accounts; and

o request duplicate statements and deposit slips for Franklin accounts.

You will need the code numbers for each class to use TeleFACTS(R). The code numbers for Class I and Class II are:

                                            CODE NUMBER
FUND NAME                               CLASS I               CLASS II
----------------------------------------------------------------------
Growth Series                            106                   206
DynaTech Series                          108                   208
Utilities Series                         107                   207
Income Series                            109                   209
U.S. Government
 Securities Series                       110                   210


STATEMENTS AND REPORTS TO SHAREHOLDERS

We will send you the following statements and reports on a regular basis:


o Confirmation and account statements reflecting transactions in your account, including additional purchases and dividend reinvestments. PLEASE VERIFY THE ACCURACY OF YOUR STATEMENTS WHEN YOU RECEIVE THEM.

o Financial reports of the Fund will be sent every six months. To reduce Fund expenses, we attempt to identify related shareholders within a household and send only one copy of a report. Call Fund Information if you would like an additional free copy of the Fund's financial reports.


INSTITUTIONAL ACCOUNTS

Additional methods of buying, selling or exchanging shares of the Fund may be available to institutional accounts. Institutional investors may also be required to complete an institutional account application. For more information, call Institutional Services.

AVAILABILITY OF THESE SERVICES

The services above are available to most shareholders. If, however, your shares are held by a financial institution, in a street name account, or networked through the NSCC, the Fund may not be able to offer these services directly to you.
Please contact your investment representative.

WHAT IF I HAVE QUESTIONS ABOUT MY ACCOUNT?


If you have any questions about your account, you may write to Investor Services at 777 Mariners Island Blvd., P.O. Box 7777, San Mateo, California 94403-7777. The Fund, Distributors and Advisers are also located at this address. Investment Advisory is located at 16 South Main Street, Suite 303, Norwalk, Connecticut 06854. You may also contact us by phone at one of the numbers listed below.

                                               HOURS OF OPERATION (PACIFIC TIME)
DEPARTMENT NAME             TELEPHONE NO.      (MONDAY THROUGH FRIDAY)
Shareholder Services        1-800/632-2301     5:30 a.m. to 5:00 p.m.
Dealer Services             1-800/524-4040     5:30 a.m. to 5:00 p.m.
Fund Information            1-800/DIAL BEN     5:30 a.m. to 8:00 p.m.
                            (1-800/342-5236)   6:30 a.m. to 2:30 p.m. (Saturday)
Retirement Plan Services    1-800/527-2020     5:30 a.m. to 5:00 p.m.
Institutional Services      1-800/321-8563     6:00 a.m. to 5:00 p.m.
1TDD (hearing impaired)     1-800/851-0637     5:30 a.m. to 5:00 p.m.


Your phone call may be monitored or recorded to ensure we provide you with high quality service. You will hear a regular beeping tone if your call is being recorded.


GLOSSARY


USEFUL TERMS AND DEFINITIONS

ADVISERS - Franklin Advisers, Inc., the Fund's investment manager, except Growth Series

BOARD - The Board of Directors of Custodian Funds

CD - Certificate of deposit


CLASS I, CLASS II AND ADVISOR CLASS - Each Fund, except the DynaTech Series offer three classes of shares, designated "Class I," "Class II" and "Advisor Class." The three classes have proportionate interests in the Fund's portfolio. They differ, however, primarily in their sales charge and expense structures. The DynaTech Series offers two classes of shares, designated "Class I" and "Class II". The two classes have proportionate interests in the DynaTech Series portfolio. They differ, however primarily in their sales charge structure and Rule 12b-1 plans.


CODE - Internal Revenue Code of 1986, as amended

CONTINGENCY PERIOD - For Class I shares, the 12 month period during which a Contingent Deferred Sales Charge may apply. For Class II shares, the contingency period is 18 months. Regardless of when during the month you purchased shares, they will age one month on the last day of that month and each following month.

CONTINGENT DEFERRED SALES CHARGE (CDSC) - A sales charge of 1% that may apply if you sell your shares within the Contingency Period.


DISTRIBUTORS - Franklin/Templeton Distributors, Inc., the Fund's principal underwriter. The SAI lists the officers and Board members who are affiliated with Distributors. See "Officers and Directors."


ELIGIBLE GOVERNMENTAL AUTHORITY - Any state or local government or any instrumentality, department, authority or agency thereof that has determined the Fund is a legally permissible investment and that can only buy shares of the Fund without paying sales charges.

FRANKLIN TEMPLETON FUNDS - The U.S. registered mutual funds in the Franklin Group of Funds(R) and the Templeton Group of Funds except Franklin Valuemark Funds, Templeton Capital Accumulator Fund, Inc., Templeton Variable Annuity Fund, and Templeton Variable Products Series Fund

FRANKLIN TEMPLETON GROUP - Franklin Resources, Inc., a publicly owned holding company, and its various subsidiaries

FRANKLIN TEMPLETON GROUP OF FUNDS - All U.S. registered investment companies in the Franklin Group of Funds(R) and the Templeton Group of Funds


FT SERVICES - Franklin Templeton Services, Inc., the Fund's administrator

INVESTMENT ADVISORY - Franklin Investment Advisory Services, Inc., the Growth Series' investment manager

INVESTOR SERVICES - Franklin/Templeton Investor Services, Inc., the Fund's shareholder servicing and transfer agent


IRS - Internal Revenue Service

LETTER - Letter of Intent

Market Timers - Market Timers generally include market timing or asset allocation services, accounts administered so as to buy, sell or exchange shares based on predetermined market indicators, or any person or group whose transactions seem to follow a timing pattern or whose transactions include frequent or large exchanges.


MOODY'S - Moody's Investors Service, Inc.


NASD - National Association of Securities Dealers, Inc.


NET ASSET VALUE (NAV) - The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.


NSCC - National Securities Clearing Corporation

NYSE - New York Stock Exchange

OFFERING PRICE - The public offering price is based on the Net Asset Value per share of the class and includes the front-end sales charge. The maximum front-end sales charge for the Growth and DynaTech Series is 4.50% for Class I and 1% for Class II. The maximum front-end sales charge for the Utilities, Income and U.S. Government Series is 4.25% for Class I and 1% for Class II.

QUALIFIED RETIREMENT PLANS - An employer sponsored pension or profit-sharing plan that qualifies under section 401 of the Code. Examples include 401(k), money purchase pension, profit sharing and defined benefit plans.

RESOURCES - Franklin Resources, Inc.

SAI - Statement of Additional Information


S&P - Standard & Poor's Corporation


SEC - U.S. Securities and Exchange Commission

SECURITIES DEALER - A financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the Fund. This reference is for convenience only and does not indicate a legal conclusion of capacity.

SEP - An employer sponsored  simplified  employee pension plan established under section 408(k) of the Code


SIMPLE (SAVINGS INCENTIVE MATCH PLAN FOR EMPLOYEES) - An employer sponsored salary deferral plan established under section 408(p) of the Code

TELEFACTS(R) - Franklin Templeton's automated customer servicing system


TRUST COMPANY - Franklin Templeton Trust Company. Trust Company is an affiliate of Distributors and both are wholly owned subsidiaries of Resources.

U.S. - United States

WE/OUR/US - Unless the context indicates a different meaning, these terms refer to the Fund and/or Investor Services, Distributors, or other wholly owned subsidiaries of Resources.


APPENDIX


DESCRIPTION OF RATINGS

CORPORATE BOND RATINGS


MOODY'S


AAA - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger.

A - Bonds rated A possess many favorable investment attributes and are considered upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA - Bonds rated Baa are considered medium grade obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA - Bonds rated Ba are judged to have predominantly speculative elements and their future cannot be considered well assured. Often the protection of interest and principal payments is very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA - Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds rated C are the lowest rated class of bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.


NOTE: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond ratings. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.


S&P

AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong and, in the majority of instances, differ from AAA issues only in small degree.

A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC - Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C - Bonds rated C are typically subordinated debt to senior debt that is assigned an actual or implied CCC- rating. The C rating may also reflect the filing of a bankruptcy petition under circumstances where debt service payments are continuing. The C1 rating is reserved for income bonds on which no interest is being paid.

D - Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.


PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.


COMMERCIAL PAPER RATINGS


MOODY'S

Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually their promissory obligations not having an original maturity in excess of nine months. Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

P-1 (PRIME-1): Superior capacity for repayment.

P-2 (PRIME-2): Strong capacity for repayment.

S&P

S&P's ratings are a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues within the "A" category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety, as follows:

A-1: This designation indicates the degree of safety regarding timely payment is very strong. A "plus" (+) designation indicates an even stronger likelihood of timely payment.

A-2: Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated A-1.

A-3: Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.



FRANKLIN
CUSTODIAN
FUNDS, INC.
ADVISOR CLASS
FEBRUARY 1, 1998
                                    INVESTMENT STRATEGY

UTILITIES SERIES                    GROWTH & INCOME
INCOME SERIES                       GROWTH & INCOME
GROWTH SERIES                       GROWTH
U.S. GOVERNMENT SECURITIES SERIES   INCOME

This prospectus describes the Advisor Class shares of the four series of Franklin Custodian Funds, Inc. ("Custodian Funds") offering Advisor Class shares. Each series may individually or together be referred to as the "Fund(s)." This Prospectus contains information you should know before investing in the Fund. Please keep it for future reference.

The Funds currently offer other classes of shares with different sales charge and expense structures, which affect performance. These classes are described in a separate prospectus. For more information, contact your investment representative or call 1-800/DIAL BEN.

The Custodian Funds has a Statement of Additional Information ("SAI") for its Advisor Class, dated February 1, 1998, which may be amended from time to time. It includes more information about the Custodian Funds' procedures and policies. It has been filed with the SEC and is incorporated by reference into this prospectus. For a free copy or a larger print version of this prospectus, call 1-800/DIAL BEN.


SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY STATE SECURITIES COMMISSION NOR HAS THE SEC OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE INCOME SERIES MAY INVEST UP TO 100% OF ITS NET ASSETS IN NON-INVESTMENT GRADE BONDS. THESE ARE COMMONLY KNOWN AS "JUNK BONDS." THEIR DEFAULT AND OTHER RISKS ARE GREATER THAN THOSE OF HIGHER RATED SECURITIES. YOU SHOULD CAREFULLY CONSIDER THESE RISKS BEFORE INVESTING IN THE FUND. PLEASE SEE "WHAT ARE THE RISKS OF INVESTING IN THE FUND?"

FRANKLIN CUSTODIAN FUNDS, INC.

THIS PROSPECTUS IS NOT AN OFFERING OF THE SECURITIES HEREIN DESCRIBED IN ANY STATE, JURISDICTION OR COUNTRY IN WHICH THE OFFERING IS NOT AUTHORIZED. NO SALES REPRESENTATIVE, DEALER, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS. FURTHER INFORMATION MAY BE OBTAINED FROM DISTRIBUTORS.

FRANKLIN
CUSTODIAN
FUNDS, INC.
ADVISOR CLASS
February 1, 1998

When reading this prospectus, you will see certain terms beginning with capital letters. This means the term is explained in our glossary section.

TABLE OF CONTENTS

ABOUT THE FUND
Expense Summary .......................................................2
Financial Highlights ..................................................3
How Does the Fund Invest Its Assets? ..................................6
What Are the Risks of Investing in the Fund? .........................16
Who Manages the Fund? ................................................21
How Does the Fund Measure Performance? ...............................24
How Taxation Affects the Fund and Its Shareholders ...................25
How Is the Fund Organized? ...........................................28

ABOUT YOUR ACCOUNT
How Do I Buy Shares? .................................................29
May I Exchange Shares for Shares of Another Fund?.....................33
How Do I Sell Shares? ................................................35
What Distributions Might I Receive From the Fund? ....................36
Transaction Procedures and Special Requirements ......................37
Services to Help You Manage Your Account .............................42
What If I Have Questions About My Account? ...........................43

GLOSSARY
Useful Terms and Definitions .........................................44

APPENDIX
Description of Ratings ...............................................46

777 Mariners Island Blvd.
P.O. Box 7777
San Mateo
CA 94403-7777

1-800/DIAL BEN


ABOUT THE FUND

EXPENSE SUMMARY


This table is designed to help you understand the costs of investing in the Fund. It is based on the historical expenses of the Advisor Class for the fiscal year ended September 30, 1997. The Fund's actual expenses may vary. The expenses are annualized.


                                                                                               US
                                                                                           GOVERNMENT
                                                GROWTH        UTILITIES      INCOME        SECURITIES
                                                 SERIES        SERIES         SERIES         SERIES
A. Shareholder Transaction Expenses+

   Maximum Sales Charge Imposed
   on Purchases                                   NONE          NONE            NONE            NONE


   Exchange Fee (per transaction)                 $5.00*        $5.00*          $5.00*          $5.00*

B. Annual Fund Operating Expenses
  (as a percentage of average net assets)

   Management Fees                                 0.48%         0.46%           0.46%           0.45%

   Rule 12b-1 Fees                                  NONE          NONE            NONE            NONE

   Other Expenses                                  0.18%         0.16%           0.11%           0.10%
                                                   ----------------------------------------------------
   Total Fund Operating Expenses                   0.66%         0.62%           0.57%           0.55%
                                                   ===================================================
C. Example

Assume the annual return for the class is 5%, operating expenses are as described above, and you sell your shares after the number of years shown. These are the projected expenses for each $1,000 that you invest in the Fund.



                                                                                                  U.S.
                                                   GROWTH       UTILITIES        INCOME        GOVERNMENT

   1 Year                                           $ 7            $ 6             $ 6            $ 6

   3 Years                                          $21            $20             $18            $18

   5 Years                                          $37            $35             $32            $31

   10 Years                                         $82            $77             $71            $69

THIS IS JUST AN EXAMPLE. IT DOES NOT REPRESENT PAST OR FUTURE EXPENSES OR RETURNS. ACTUAL EXPENSES AND RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. The Fund pays its operating expenses. The effects of these expenses are reflected in its Net Asset Value or dividends and are not directly charged to your account. +If your transaction is processed through your Securities Dealer, you may be charged a fee by your Securities Dealer for this service. *$5.00 fee is only for Market Timers. We process all other exchanges without a fee.

FINANCIAL HIGHLIGHTS

This table summarizes each Fund's financial history. The information has been audited by Coopers & Lybrand L.L.P., the Funds' independent auditors. Their audit report covering the period shown below appears in the financial statements in Custodian Funds' Annual Report to Shareholders for the fiscal year ended September 30, 1997. The Annual Report to Shareholders also includes more information about each Fund's performance. For a free copy, please call Fund Information.

GROWTH SERIES

YEAR ENDED SEPT. 30                                                   1997*
---------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
 the period)
Net asset value, beginning of period                                  $23.24
Income from investment operations:
 Net investment income                                                   .25
 Net realized and unrealized gain                                       3.64
Total from investment operations                                        3.89
Net asset value, end of period                                        $27.13
                                                                      ======
Total Return***                                                       16.74%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)                                  $25,823
Ratio to average net assets:
Expenses                                                                .66%**
 Net investment income                                                 1.93%**
Portfolio turnover rate                                                1.77%
Average commission rate paid+                                         $.0568

UTILITIES SERIES

YEAR ENDED SEPT. 30                                                    1997*
----------------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period                                   $9.55
                                                                       -----
Income from investment operations:
 Net investment income                                                   .36
 Net realized and unrealized gain                                        .53
                                                                         ---
Total from investment operations                                         .89
                                                                         ---
Less distributions:
 Dividends from net investment income                                   (.40)
                                                                      -------
Net asset value, end of period                                        $10.04
                                                                      =======
Total Return***                                                         9.61%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)                                   $8,719
Ratio to average net assets:
 Expenses                                                               .62%**
 Net investment income                                                 5.33%**
Portfolio turnover rate                                                7.24%
Average commission rate paid+                                          $.0505


INCOME SERIES

YEAR ENDED SEPT. 30                                                    1997*
-------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period                                    $2.34
                                                                        -----
Income from investment operations:
 Net investment income                                                    .14
 Net realized and unrealized gain                                         .14
                                                                         ----
Total from investment operations                                          .28
                                                                         ----
Less distributions:
 Dividends from net investment income                                    (.14)
                                                                        ------
Net asset value, end of period                                          $2.48
                                                                        ======
Total Return***                                                         12.31%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)                                   $13,318
Ratio to average net assets:
 Expenses                                                                 .57%**
 Net investment income                                                   7.58%**
Portfolio turnover rate                                                 16.15%
Average commission rate paid+                                            $.0498

U.S. GOVERNMENT SECURITIES SERIES
YEAR ENDED SEPT. 30                                                    1997*
----------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period                                   $6.76
Income from investment operations                                      ------
 Net investment income                                                   .38
 Net realized and unrealized gain                                        .12
                                                                       ------
Total from investment operations                                         .50
                                                                       ------
Less distributions:
 Dividends from net investment income                                   (.36)
                                                                       ------
Net asset value, end of period                                         $6.90
                                                                       ======
Total Return***                                                        7.68%
Ratios/Supplemental Data
Ner Assets, end of period (in 000's)                                   $14,469
Ratio to average net assets:
 Expenses                                                                .56%**
 Net investment income                                                  7.01%**
Portfolio turnover rate++                                               1.74%

*For the period January 2, 1997 (effective date) to September 30, 1997. **Annualized ***Total return is not annualized. +Relates to purchases and sales of equity securities. ++Maturity of U.S. government issues and the reinvestment of the proceeds thereof are considered as purchases and sales of securities in computing the portfolio turnover rate.

HOW DOES THE FUND INVEST ITS ASSETS?

THE FUND'S INVESTMENT OBJECTIVE

Each Fund's investment objective is a fundamental policy of the Fund and may not be changed without shareholder approval. Of course, there is no assurance that the Fund will achieve its objective.

GROWTH SERIES

The primary investment objective of this Fund is capital appreciation. The Fund seeks to achieve its objective by investing primarily in common stocks or convertible securities believed to offer favorable possibilities for capital appreciation, some of which may yield little or no current income. Current income is only a secondary consideration when selecting portfolio securities.

The Fund's assets may be invested in shares of common stock traded on any national securities exchange or issued by a corporation, association or similar legal entity with total assets of at least $1,000,000, according to its latest published annual report. The Fund's assets may also be invested in bonds or preferred stock convertible into shares of common stock listed for trading on a national securities exchange or held in cash or cash equivalents. The Fund may keep a significant portion of its assets in cash or cash equivalents from time to time. As a fundamental policy, the Fund may not concentrate or invest more than 25% of its total assets in any one industry.

To the extent that the Fund may invest in smaller capitalization companies (in general, companies with a market capitalization of less than $1 billion at the time of the Fund's investment), the Fund may place greater emphasis upon investments in relatively new or unseasoned companies that are in their early stages of development, or in new and emerging industries where the opportunity for rapid growth is expected to be above average. Securities of unseasoned companies present greater risks than securities of larger, more established companies. Please see "What Are the Risks of Investing in the Fund? - Small Companies."

UTILITIES SERIES

The investment objectives of this Fund are both capital appreciation and current income. As a fundamental policy, the Fund's assets may be invested in securities of an issuer engaged in the public utilities industry, or held in cash or cash equivalents. The public utilities industry includes the manufacture, production, generation, transmission and sale of gas, water and electricity and companies involved in providing services related to these activities. The industry also includes issuers engaged in the communications field, such as telephone, cellular, paging, telegraph, satellite, microwave and other companies that provide communication facilities or services for the public's benefit. As required by the SEC, at least 65% of the Fund's investments will be in the securities of issuers engaged in the public utilities industry. Under normal circumstances, the Fund expects to have substantially all of its assets invested in securities issued by these types of issuers.

To achieve its investment objectives, the Fund invests primarily in common stocks, including, from time to time, non-dividend paying common stocks if, in the opinion of Advisers, these securities appear to offer attractive opportunities for capital appreciation. The Fund may also invest in preferred stocks and bonds issued by issuers engaged in the public utilities industry. When buying fixed-income debt securities, the Fund may invest in securities regardless of their rating depending upon prevailing market and economic conditions, including securities in the lowest rating categories and unrated securities. Most of the Fund's investments, however, are rated at least Baa by Moody's or BBB by S&P. These ratings represent the opinions of the rating services with respect to the securities and are not absolute standards of quality. They will be considered in connection with the investment of the Fund's assets but will not be a determining or limiting factor. Please see the Appendix to this prospectus for a discussion of the ratings.

With respect to unrated securities, it is also the Fund's intent to buy securities that, in the view of Advisers, would be comparable in quality to the Fund's rated securities and have been determined to be consistent with the Fund's objectives without exposing the Fund to excessive risk. The Fund will not buy issues that are in default or that Advisers believes involve excessive risk.

Like all debt securities, the value of the Fund's fixed-income debt securities generally has an inverse relationship with market interest rates. For example, when interest rates rise, the value of the Fund's debt securities tends to fall. On the other hand, when interest rates fall, the value of these securities tends to rise. Likewise, because securities issued by utility companies are particularly sensitive to movements in interest rates, the equity securities of these companies are more affected by movements in interest rates than are the equity securities of other issuers.


INCOME SERIES


The investment objective of this Fund is to maximize income while maintaining prospects for capital appreciation. The Fund invests in a diversified portfolio of securities selected with particular consideration of current income production. The Fund's assets may be invested in securities traded on any national securities exchange or issued by a corporation, association or similar legal entity with total assets of at least $1,000,000, according to its latest published annual report, or held in cash or cash equivalents. The Fund may also invest in preferred stocks. There are no restrictions as to the proportion of investments that may be made in a particular type of security and the determination is entirely within Advisers' discretion.

LOWER RATED SECURITIES. The Fund may invest up to 100% of its net assets in non-investment grade bonds. These are commonly known as "junk bonds." Their default and other risks are greater than those of higher rated securities. You should carefully consider these risks before investing in the Fund. Please see "What Are the Risks of Investing in the Fund? - High Yield Securities."

Various investment services publish ratings of some of the types of securities in which the Fund may invest. Higher yields are ordinarily available from securities in the lower rating categories, such as securities rated Ba or lower by Moody's or BB or lower by S&P or from unrated securities deemed by the Fund's manager to be of comparable quality. These ratings represent the opinions of the rating services with respect to the issuer's ability to pay interest and repay principal. They do not purport to reflect the risk of fluctuations in market value and are not absolute standards of quality. These ratings will be considered in connection with the investment of the Fund's assets but will not be a determining or limiting factor. Please see the Appendix to this prospectus for a description of these ratings.

The Fund may invest in securities regardless of their rating or in securities that are unrated, including up to 5% of its assets in securities that are in default at the time of purchase. As an operating policy, however, the Fund will generally invest in securities that are rated at least Caa by Moody's or CCC by S&P, except for defaulted securities as noted below, or that are unrated but of comparable quality as determined by Advisers. Unrated debt securities are not necessarily of lower quality than rated securities, but they may not be attractive to as many buyers. A breakdown of the ratings for the bonds in the Fund's portfolio is included under "What Are the Risks of Investing in the Fund?" below.

The Fund may also buy debt securities of issuers that are not currently paying interest, as well as issuers who are in default, and may keep an issue that has defaulted. The Fund will buy defaulted debt securities if, in the opinion of Advisers, they may present an opportunity for later price recovery, the issuer may resume interest payments, or other advantageous developments appear likely in the near future. In general, securities that default lose much of their value before the actual default so that the security, and thus the Fund's Net Asset Value, would be impacted before the default. Defaulted debt securities may be illiquid and, as such, will be part of the 10% limit discussed under "Illiquid Investments."

If the rating on an issue held in the Fund's portfolio is changed by the rating service or the security goes into default, this event will be considered by the Fund in its evaluation of the overall investment merits of that security but will not generally result in an automatic sale of the security.

Rather than relying principally on the ratings assigned by rating services, the investment analysis of securities being considered for the Fund's portfolio may also include, among other things, consideration of relative values based on such factors as anticipated cash flow, interest or dividend coverage, asset coverage, earnings prospects, the experience and managerial strength of the issuer, responsiveness to changes in interest rates and business conditions, debt maturity schedules and borrowing requirements, and the issuer's changing financial condition and the public recognition of such change.


Certain of the high yielding, fixed-income securities in which the Fund may invest may be purchased at a discount. When held to maturity or retired, these securities may include an element of capital gain. Capital losses may be realized when securities purchased at a premium, that is, in excess of their stated or par value, are held to maturity or are called or redeemed at a price lower than their purchase price. Capital gains or losses also may be realized upon the sale of securities.


ZERO COUPON AND PAY-IN-KIND BONDS. The Fund may buy certain bonds issued at a discount that defer the payment of interest or pay no interest until maturity, known as zero coupon bonds, or which pay interest through the issuance of additional bonds, known as pay-in-kind bonds. For federal tax purposes, holders of these bonds, such as the Fund, are deemed to receive interest over the life of the bonds and are taxed as if interest were paid on a current basis although no cash interest payments are in fact received by the holder until the bonds mature. See "What Are the Risks of Investing in the Fund? - High Yield Securities" for more information about these bonds.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS. The Fund may buy debt obligations on a "when-issued" or "delayed delivery" basis. These transactions are subject to market fluctuation before delivery to the Fund and generally do not earn interest until their scheduled delivery date. Therefore, the value or yields at delivery may be more or less than those available when the transaction was entered into. When the Fund is the buyer, it will maintain, in a segregated account with its custodian bank, cash or high-grade marketable securities having an aggregate value equal to the amount of its purchase commitments until payment is made. To the extent the Fund engages in when-issued and delayed delivery transactions, it will do so only for the purpose of acquiring portfolio securities consistent with its investment objective and policies, and not for the purpose of investment leverage. See "How Does the Fund Invest Its Assets? - When-Issued, Delayed Delivery and To-Be-Announced Transactions" in the SAI for a more complete discussion of these transactions.

LOAN PARTICIPATIONS. The Fund may invest up to 5% of its assets in loan participations and other related direct or indirect bank obligations. These instruments are interests in floating or variable rate senior loans to U.S. corporations, partnerships and other entities. While loan participations generally trade at par value, the Fund will also be able to acquire loan participations that sell at a discount because of the borrower's credit problems. To the extent the borrower's credit problems are resolved, the loan participation may appreciate in value. Advisers may acquire loan participations for the Fund when it believes that over the long term appreciation will occur. An investment in these securities, however, carries substantially the same risks as those for defaulted debt securities and may cause the loss of the entire investment to the Fund. Most loan participations are illiquid and, to that extent, will be included in the 10% limitation described under "Illiquid Investments."

TRADE CLAIMS. The Fund may invest a portion of its assets in trade claims. Trade claims are purchased from creditors of companies in financial difficulty. For buyers, such as the Fund, trade claims offer the potential for profits since they are often purchased at a significantly discounted value and, consequently, may generate capital appreciation if the value of the claim increases as the debtor's financial position improves. If the debtor is able to pay the full obligation on the face of the claim as a result of a restructuring or an improvement in the debtor's financial condition, trade claims offer the potential for higher income due to the difference in the face value of the claim as compared to the discounted purchase price.

An investment in trade claims is speculative and carries a high degree of risk. There can be no guarantee that the debtor will ever be able to satisfy the obligation on the trade claim. Trade claims are not regulated by federal securities laws or the SEC. Currently, trade claims are regulated primarily by bankruptcy laws. Because trade claims are unsecured, holders of trade claims may have a lower priority in terms of payment than most other creditors in a bankruptcy proceeding. In light of the nature and risk of trade claims, the Fund's investment in these instruments will not exceed 5% of its net assets at the time of acquisition.

CONCENTRATION. As market conditions change, it is conceivable that all of the assets of the Fund could be invested in common stocks or, conversely, in debt securities. It is a fundamental policy of the Fund that concentration of investment in a single industry may not exceed 25% of the total assets of the Fund.


U.S. GOVERNMENT SECURITIES SERIES


The investment objective of this Fund is income through investment in a portfolio limited to securities that are obligations of the U.S. government or its instrumentalities. U.S. government securities include, but are not limited to, U.S. Treasury bonds, notes and bills, Treasury certificates of indebtedness and securities issued by instrumentalities of the U.S. government. Other than investments in U.S. Treasury securities or assets held in cash pending investment, the assets of the Fund are currently invested solely in obligations of the Government National Mortgage Association ("GNMA(s)" or "Ginnie Maes").

The Fund's investments are continually monitored and changes are made as market conditions warrant. The Fund does not, however, engage in the trading of securities for the purpose of realizing short-term profits.

GNMAS. GNMAs are mortgage-backed securities representing part ownership of a pool of mortgage loans. GNMAs differ from other bonds in that principal may be paid back on an unscheduled basis rather than returned in a lump sum at maturity. The Fund will buy GNMAs whose principal and interest are guaranteed. The Fund also buys adjustable rate GNMAs and other types of securities that may be issued with the guarantee of the Government National Mortgage Association (the "Association").

THE ASSOCIATION'S GUARANTEE OF PAYMENT OF PRINCIPAL AND INTEREST ON GNMAS IS BACKED BY THE FULL FAITH AND CREDIT OF THE U.S. GOVERNMENT. THE ASSOCIATION MAY BORROW U.S. TREASURY FUNDS TO THE EXTENT NEEDED TO MAKE PAYMENTS UNDER ITS GUARANTEE. OF COURSE, THIS GUARANTEE DOES NOT EXTEND TO THE MARKET VALUE OR YIELD OF THE GNMAS OR THE NET ASSET VALUE OR PERFORMANCE OF THE FUND, WHICH WILL FLUCTUATE DAILY WITH MARKET CONDITIONS.

Payments to holders of GNMAs consist of the monthly distributions of interest and principal less the Association's and issuers' fees. The portion of the monthly payment that represents a return of principal will be reinvested by the Fund in securities that may have interest rates that are higher or lower than the obligation from which the principal payment was received.

When mortgages in the pool underlying a GNMA are prepaid by borrowers or as a result of foreclosure, the principal payments are passed through to the GNMA holders, such as the Fund. Accordingly, a GNMA's life is likely to be substantially shorter than the stated maturity of the mortgages in the underlying pool. Because of the variation in prepayment rates, it is not possible to accurately predict the life of a particular GNMA.

TO-BE-ANNOUNCED AND DELAYED DELIVERY TRANSACTIONS. The Fund may buy and sell GNMAs on a "To-Be-Announced" ("TBA") and "delayed delivery" basis. These transactions are arrangements under which the Fund may buy securities with payment and delivery scheduled for a future time, generally within 30 to 60 days. These transactions are subject to market fluctuation and the risk that the value or yields at delivery may be more or less than those available when the transaction was entered into. In TBA and delayed delivery transactions, the Fund relies on the seller to complete the transaction. The seller's failure to do so may cause the Fund to miss a price or yield considered advantageous. Securities purchased on a TBA or delayed delivery basis do not generally earn interest until their scheduled delivery date. The Fund is not subject to any percentage limit on the amount of its assets that may be invested in delayed delivery and TBA purchase obligations. For more information about these transactions, please see the SAI.


THE PRICE PER SHARE YOU RECEIVE WHEN YOU SELL YOUR SHARES MAY BE MORE OR LESS THAN THE PRICE YOU PAID FOR THE SHARES. THE DIVIDENDS PER SHARE PAID BY THE FUND MAY ALSO VARY.

OTHER INVESTMENT POLICIES OF THE FUND


FOREIGN SECURITIES. U.S. Government Securities Series may not buy securities of foreign issuers. Income Series may invest up to 25% of its assets in foreign securities and Growth and Utilities Series may invest without restriction in foreign securities, if the investments are consistent with their objectives and comply with their concentration and diversification policies.

The Fund will ordinarily buy foreign securities that are traded in the U.S. or buy American Depositary Receipts, which are certificates issued by U.S. banks representing the right to receive securities of a foreign issuer deposited with that bank or a correspondent bank. The Fund may also buy the securities of foreign issuers directly in foreign markets. Utilities Series presently has no intention of investing more than 10% of its net assets in foreign securities not publicly traded in the U.S. Growth Series presently has no intention of investing more than 25% of its net assets in foreign securities not publicly traded in the U.S. Investments in foreign securities where delivery takes place outside the U.S. will be made in compliance with any applicable U.S. and foreign currency restrictions and tax and other laws limiting the amount and types of foreign investments. Changes of governmental administrations or economic or monetary policies in the U.S. or abroad, changed circumstances in dealings between nations, or changes in currency convertibility or exchange rates could result in investment losses for the Fund.


Investments may be in securities of foreign issuers, whether located in developed or undeveloped countries, but investments will not be made in any securities issued without stock certificates or comparable stock documents.


Securities that are acquired by the Fund outside the U.S. and that are publicly traded in the U.S. or on a foreign securities exchange or in a foreign securities market are not considered by the Fund to be illiquid assets so long as the Fund acquires and holds the securities with the intention of reselling them in the foreign trading market, the Fund reasonably believes it can readily dispose of the securities for cash in the U.S. or a foreign market, and current market quotations are readily available.

OPTIONS. Each Fund, except U.S. Government Securities Series, may write covered call options that are listed for trading on a national securities exchange. This means that the Fund will only write options on securities that it actually owns. A call option gives the buyer the right to buy the security on which the option is written for a specified period of time and at a price agreed to at the time the Fund sells the option, even though that price may be less than the value of the security at the time the option is exercised. When the Fund sells covered call options, it will receive a cash premium that can be used in whatever way is felt to be most beneficial to the Fund. The risks associated with covered call writing are that in the event of a price increase on the underlying security, which would likely trigger the exercise of the call option, the Fund will not participate in the increase in price beyond the exercise price. If the Fund determines that it does not wish to deliver the underlying securities from its portfolio, it would have to enter into a "closing purchase transaction," the premium on which may be higher or lower than that received by the Fund for writing the option. There is no assurance that a closing purchase transaction will be available in every instance.

Transactions in options are generally considered "derivative securities."

CONVERTIBLE SECURITIES. Each Fund, except U.S. Government Securities Series, may invest in convertible securities. A convertible security is generally a debt obligation or preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security provides a fixed-income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock. As with a straight fixed-income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. Because its value can be influenced by both interest rate and market movements, a convertible security is not as sensitive to interest rates as a similar fixed-income security, nor is it as sensitive to changes in share price as its underlying stock.

A convertible security is usually issued either by an operating company or by an investment bank. When issued by an operating company, a convertible security tends to be senior to common stock, but subordinate to other types of fixed-income securities issued by that company. When a convertible security issued by an operating company is "converted," the operating company often issues new stock to the holder of the convertible security but, if the parity price of the convertible security is less than the call price, the operating company may pay out cash instead of common stock. If the convertible security is issued by an investment bank, the security is an obligation of and is convertible through the issuing investment bank.

The issuer of a convertible security may be important in determining the security's true value. This is because the holder of a convertible security will have recourse only to the issuer. In addition, a convertible security may be subject to redemption by the issuer, but only after a specified date and under circumstances established at the time the security is issued.

While the Fund uses the same criteria to rate a convertible debt security that it uses to rate a more conventional debt security, a convertible preferred stock is treated like a preferred stock for the Fund's financial reporting, credit rating, and investment limitation purposes. A preferred stock is subordinated to all debt obligations in the event of insolvency, and an issuer's failure to make a dividend payment is generally not an event of default entitling the preferred shareholder to take action. A preferred stock generally has no maturity date, so that its market value is dependent on the issuer's business prospects for an indefinite period of time. In addition, distributions from preferred stock are dividends, rather than interest payments, and are usually treated as such for corporate tax purposes.

LOANS OF PORTFOLIO SECURITIES. Consistent with procedures approved by the Board and subject to the following conditions, each Fund, except U.S. Government Securities Series, may lend its portfolio securities to qualified securities dealers or other institutional investors, if such loans do not exceed 10% of the value of the Fund's total assets at the time of the most recent loan. The borrower must deposit with the Fund's custodian bank collateral with an initial market value of at least 102% of the market value of the securities loaned, including any accrued interest, with the value of the collateral and loaned securities marked-to-market daily to maintain collateral coverage of at least 100%. This collateral shall consist of cash, securities issued by the U.S. government, its agencies or instrumentalities, or irrevocable letters of credit. The lending of securities is a common practice in the securities industry. The Fund may engage in security loan arrangements with the primary objective of increasing the Fund's income either through investing cash collateral in short-term interest-bearing obligations or by receiving a loan premium from the borrower. Under the securities loan agreement, the Fund continues to be entitled to all dividends or interest on any loaned securities. As with any extension of credit, there are risks of delay in recovery and loss of rights in the collateral should the borrower of the security fail financially.

REPURCHASE AGREEMENTS. Each Fund, except U.S. Government Securities Series, may engage in repurchase transactions. In a repurchase agreement, the Fund buys U.S. government securities from a bank or broker-dealer at one price and agrees to sell them back to the bank or broker-dealer at a higher price on a specified date. The securities subject to resale are held on behalf of the Fund by a custodian bank approved by the Board. The bank or broker-dealer must transfer to the custodian securities with an initial market value of at least 102% of the repurchase price to help secure the obligation to repurchase the securities at a later date. The securities are then marked-to-market daily to maintain coverage of at least 100%. If the bank or broker-dealer does not repurchase the securities as agreed, the Fund may experience a loss or delay in the liquidation of the securities underlying the repurchase agreement and may also incur liquidation costs. The Fund, however, intends to enter into repurchase agreements only with banks or broker-dealers that are considered creditworthy by the investment manager.

BORROWING. None of the Funds borrow money or mortgage or pledge any of their assets, except that each Fund may borrow for temporary or emergency purposes in an amount up to 5% of its total asset value.

ILLIQUID INVESTMENTS. Each Fund's policy is not to invest more than 10% of its net assets in illiquid securities. Illiquid securities are generally securities that cannot be sold within seven days in the normal course of business at approximately the amount at which the Fund has valued them. Subject to this limitation, the Board has authorized each Fund, except U.S. Government Securities Series, to invest in restricted securities where such investment is consistent with the Fund's investment objective and has authorized such securities to be considered liquid to the extent the investment manager determines on a daily basis that there is a liquid institutional or other market for the securities. Notwithstanding the investment manager's determinations in this regard, the Board will remain responsible for such determinations and will consider appropriate action, consistent with the Fund's objective and policies, if the security should become illiquid after its purchase. To the extent the Fund invests in restricted securities that are deemed liquid, the general level of illiquidity in the Fund may be increased if qualified institutional buyers become uninterested in buying these securities, or the market for these securities contracts.

OTHER POLICIES AND RESTRICTIONS. Each Fund has a number of additional investment restrictions that limit its activities to some extent. Some of these restrictions may only be changed with shareholder approval. For a list of these restrictions and more information about the Fund's investment policies, please see "How Does the Fund Invest Its Assets?" and "Investment Restrictions" in the SAI.

Each of the Fund's policies and restrictions discussed in this prospectus and in the SAI is considered at the time the Fund makes an investment. The Fund is generally not required to sell a security because of a change in circumstances.

TAX CONSIDERATIONS. The investment of the Fund, except the U.S. Government Securities Series, in options, foreign securities and other complex securities are subject to special tax rules that may affect the amount, timing or character of the income earned by the Fund and distributed to you. The Fund may also be subject to withholding taxes on earnings from certain of its foreign securities. These special tax rules are discussed under "Additional Information on Distributions and Taxes" in the SAI.

WHAT ARE THE RISKS OF INVESTING IN THE FUND?

The value of your shares will increase as the value of the securities owned by the Fund increases and will decrease as the value of the Fund's investments decrease. In this way, you participate in any change in the value of the securities owned by the Fund. In addition to the factors that affect the value of any particular security that the Fund owns, the value of Fund shares may also change with movements in the stock and bond markets as a whole.

HIGH YIELD SECURITIES. Income Series may invest up to 100% of its net assets in non-investment grade securities. Because the Fund may invest in securities below investment grade, an investment in the Fund is subject to a higher degree of risk than an investment in a fund that invests primarily in higher-quality securities. You should consider the increased risk of loss to principal that is present with an investment in higher risk securities, such as those in which the Fund invests. Accordingly, an investment in the Fund should not be considered a complete investment program and should be carefully evaluated for its appropriateness in light of your overall investment needs and goals. Utilities Series may also invest a portion of its assets in non-investment grade securities.

The market value of high yield, lower-quality fixed-income securities, commonly known as junk bonds, tends to reflect individual developments affecting the issuer to a greater degree than the market value of higher-quality securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality securities also tend to be more sensitive to economic conditions than higher-quality securities.

Issuers of high yield, fixed-income securities are often highly leveraged and may not have more traditional methods of financing available to them. Therefore, the risk associated with buying the securities of these issuers is generally greater than the risk associated with higher-quality securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of lower-quality securities may experience financial stress and may not have sufficient cash flow to make interest payments. The issuer's ability to make timely interest and principal payments may also be adversely affected by specific developments affecting the issuer, including the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing.

The risk of loss due to default may also be considerably greater with lower-quality securities because they are generally unsecured and are often subordinated to other creditors of the issuer. If the issuer of a security in the Fund's portfolio defaults, the Fund may have unrealized losses on the security, which may lower the Fund's Net Asset Value. Defaulted securities tend to loose much of their value before they default. Thus, the Fund's Net Asset Value may be adversely affected before an issuer defaults. In addition, the Fund may incur additional expenses if it must try to recover principal or interest payments on a defaulted security.

High yield, fixed-income securities frequently have call or buy-back features that allow an issuer to redeem the securities from the Fund. Although these securities are typically not callable for a period of time, usually for three to five years from the date of issue, if an issuer calls its securities during periods of declining interest rates, Advisers may find it necessary to replace the securities with lower-yielding securities, which could result in less net investment income for the Fund. The premature disposition of a high yield security due to a call or buy-back feature, the deterioration of an issuer's creditworthiness, or a default by an issuer may make it more difficult for the Fund to manage the timing of its income. Under the Code and U.S. Treasury regulations, the Fund may have to accrue income on defaulted securities and distribute the income to shareholders for tax purposes, even though the Fund is not currently receiving interest or principal payments on the defaulted securities. To generate cash to satisfy these distribution requirements, the Fund may have to sell portfolio securities that it otherwise may have continued to hold or use cash flows from other sources, such as the sale of Fund shares.

Lower-quality, fixed-income securities may not be as liquid as higher-quality securities. Reduced liquidity in the secondary market may have an adverse impact on market price of a security and on the Fund's ability to sell a security in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer, or if necessary to meet the Fund's liquidity needs. Reduced liquidity may also make it more difficult to obtain market quotations based on actual trades for purposes of valuing the Fund's portfolio.

The Fund may buy high yield, fixed-income securities that are sold without registration under the federal securities laws and therefore carry restrictions on resale. While many high yielding securities have been sold with registration rights, covenants and penalty provisions for delayed registration, if the Fund is required to sell restricted securities before the securities have been registered, it may be deemed an underwriter of the securities under the Securities Act of 1933, which entails special responsibilities and liabilities. The Fund may also incur special costs in disposing of restricted securities, although the Fund will generally not incur any costs when the issuer is responsible for registering the securities.

The Fund may buy high yield, fixed-income securities during an initial underwriting. These securities involve special risks because they are new issues. Advisers will carefully review their credit and other characteristics. The Fund has no arrangement with its underwriter or any other person concerning the acquisition of these securities.

The high yield securities market is relatively new and much of its growth before 1990 paralleled a long economic expansion. The recession that began in 1990 disrupted the market for high yield securities and adversely affected the value of outstanding securities, as well as the ability of issuers of high yield securities to make timely principal and interest payments. Although the economy has improved and high yield securities have performed more consistently since that time, the adverse effects previously experienced may reoccur. For example, the highly publicized defaults on some high yield securities during 1989 and 1990 and concerns about a sluggish economy that continued into 1993, depressed the prices of many of these securities. While market prices may be temporarily depressed due to these factors, the ultimate price of any security generally reflects the true operating results of the issuer. Factors adversely impacting the market value of high yield securities may lower the Fund's Net Asset Value.

The Fund relies on Advisers' judgment, analysis and experience in evaluating the creditworthiness of an issuer. In this evaluation, Advisers takes into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters.

The credit risk factors above also apply to lower-quality zero-coupon, deferred interest and pay-in-kind securities. These securities have an additional risk, however, because unlike securities that pay interest throughout the time until maturity, the Fund will not receive any cash until the cash payment date. If the issuer defaults, the Fund may not obtain any return on its investment.

Zero-coupon or deferred interest securities are debt obligations that make no periodic interest payments before maturity or a specified date when the securities begin paying current interest (the "cash payment date"), and therefore are generally issued and traded at a discount from their face amount or par value. The discount varies depending on the time remaining until maturity or the cash payment date, as well as prevailing interest rates, liquidity of the security, and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, typically decreases as the final maturity or cash payment date approaches.

The value of zero-coupon securities is generally more volatile than the value of other fixed-income securities that pay interest periodically. Zero-coupon securities are also likely to respond to changes in interest rates to a greater degree than other fixed-income securities having similar maturities and credit quality. The Fund is not limited in the amount of its assets that may be invested in these types of securities.

The table below shows the percentage of Income Series' assets invested in securities rated in each of the rating categories shown. A credit rating by a rating agency evaluates the safety of principal and interest based on an evaluation of the security's credit quality, but does not consider the market risk or the risk of fluctuation in the price of the security. The information shown is based on a dollar-weighted average of the Fund's portfolio composition based on month-end assets for each of the 12 months in the fiscal year ended September 30, 1997. The Appendix to this prospectus includes a description of each rating category.

                              AVERAGE WEIGHTED
MOODY'S RATING              PERCENTAGE OF ASSETS
-----------------------------------------------------------
Aaa                              9.05%
Aa                               0.32%
A                                0.00%
Baa                              4.47%
Ba                               6.95%
B                                26.68%
Caa                              6.35%*
Ca                               0.15%
C                                0.00%

*2.28% of these securities, which are unrated by Moody's, have been included in the Caa rating category.

PUBLIC  UTILITIES  INDUSTRY  SECURITIES.  Utilities  Series'  investments in the public utilities industry entail certain characteristics and risks that you should consider. These characteristics include: risks associated with regulatory changes including deregulation and interest rate fluctuations; the difficulty of obtaining adequate returns on invested capital in spite of frequent rate increases and of financing large construction programs during inflationary periods; restrictions on operations and increased costs and delays attributable to environmental considerations; difficulties of the capital markets in absorbing utility debt and equity securities; difficulties in obtaining fuel for electric generation at reasonable prices; risks associated with the operation of nuclear power plants; and general effects of energy conservation.

GNMAS. GNMA yields (interest income as a percentage of price) have historically exceeded the current yields on other types of U.S. government securities with comparable maturities. The effects of interest rate fluctuations and unpredictable prepayments of principal, however, can greatly change realized yields. As with most bonds, in a period of rising interest rates, the value of a GNMA will generally decline. In a period of declining interest rates, it is more likely that mortgages contained in GNMA pools will be prepaid, thus reducing the effective yield. This potential for prepayment during periods of declining interest rates may reduce the general upward price increases of GNMAs as compared to the increases experienced by noncallable debt securities over the same periods. In addition, any premium paid on the purchase of a GNMA will be lost if the obligation is prepaid. Of course, price changes of GNMAs and other securities held by U.S. Government Securities Series will have a direct impact on the Net Asset Value per share of the Fund.

SMALL COMPANIES. Growth Series may invest in companies that have relatively small revenues, limited product lines, and a small share of the market for their products or services. Small companies may lack depth of management, they may be unable to internally generate funds necessary for growth or potential development or to generate such funds through external financing on favorable terms, and they may be developing or marketing new products or services for which markets are not yet established and may never become established. Due to these and other factors, small companies may suffer significant losses, as well as realize substantial growth.

Historically, small capitalization stocks have been more volatile than larger capitalization stocks and are therefore more speculative than investments in larger companies. Among the reasons for the greater price volatility are the less certain growth prospects of smaller firms, the lower degree of liquidity in the markets for such stocks and the greater sensitivity of small companies to changing economic conditions. Besides exhibiting greater volatility, small company stocks may, to a degree, fluctuate independently of larger company stocks. Small company stocks may decline in price as large company stocks rise or rise in price as large company stocks decline.

FOREIGN SECURITIES. Investment in the shares of foreign issuers requires consideration of certain factors that are not normally involved in investments solely in U.S. issuers. Among other things, the financial and economic policies of some foreign countries in which the Fund may invest are not as stable as in the U.S. Furthermore, foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. corporate issuers. There may also be less government supervision and regulation of foreign securities exchanges, brokers and issuers than exist in the U.S. Restrictions and controls on investment in the securities markets of some countries may have an adverse effect on the availability and costs to the Fund of investments in those countries. In addition, there may be the possibility of expropriations, foreign withholding taxes, confiscatory taxation, political, economic or social instability or diplomatic developments that could affect assets of the Fund invested in issuers in foreign countries.

There may be less publicly available information about foreign issuers than is contained in reports and reflected in ratings published for U.S. issuers. Some foreign securities markets have substantially less volume than the NYSE and some foreign government securities may be less liquid and more volatile than U.S. government securities. Transaction costs on foreign securities exchanges may be higher than in the U.S. and foreign securities settlements may, in some instances, be subject to delays and related administrative uncertainties.

INTEREST RATE, CURRENCY AND MARKET RISK. To the extent the Fund invests in debt securities, changes in interest rates in any country where the Fund is invested will affect the value of the Fund's portfolio and its share price. Rising interest rates, which often occur during times of inflation or a growing economy, are likely to have a negative effect on the value of the Fund's shares. To the extent the Fund invests in common stocks, a general market decline, shown for example by a drop in the Dow Jones Industrials or other equity based index, in any country where the Fund is invested may cause the value of what the Fund owns, and thus the Fund's share price to decline. Changes in currency valuations may also affect the price of Fund shares. The value of stock markets, currency valuations and interest rates throughout the world have increased and decreased in the past. These changes are unpredictable.


WHO MANAGES THE FUND?


THE BOARD. The Board oversees the management of the Custodian Funds and elects its officers. The officers are responsible for each Fund's day-to-day operations. The Board also monitors each Fund to ensure no material conflicts exist among the Fund's classes of shares. While none is expected, the Board will act appropriately to resolve any material conflict that may arise.

INVESTMENT MANAGER. Advisers is the investment manager of each of the Funds, except Growth Series. As of July 1, 1997, Investment Advisory is the investment manager of Growth Series. Investment Advisory employs the same individuals to manage the Fund's portfolio as the previous investment manager and the management services provided to the Fund are also the same. The terms and conditions of the investment management agreement with Investment Advisory are substantially the same as those in the investment management agreement with Advisers.

The investment manager manages the Fund's assets and makes its investment decisions. The investment manager also performs similar services for other funds. It is wholly owned by Resources, a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources. Together, Advisers and its affiliates manage over $215 billion in assets. Please see "Investment Management and Other Services" and "Miscellaneous Information" in the SAI for information on securities transactions and a summary of the Fund's Code of Ethics.

MANAGEMENT TEAM. The teams responsible for the day-to-day management of each Fund's portfolio are:

GROWTH SERIES - Vivian J. Palmieri since 1965 and Conrad B. Herrmann since 1991.

Vivian J. Palmieri
Portfolio Manager of Investment Advisory

Mr. Palmieri holds a Bachelor of Arts degree in Economics from Williams College. He has been with the Franklin Templeton Group since 1965. Mr. Palmieri is a member of several securities industry-related associations.

Conrad B. Herrmann
Portfolio Manager of Investment Advisory


Mr. Herrmann is a Chartered Financial Analyst and holds a Master of Business Administration degree from Harvard University. He earned his Bachelor of Arts degree from Brown University. Mr. Herrmann has been with the Franklin Templeton Group since 1989 and is a member of several securities industry-related associations.


UTILITIES SERIES - Sally Edwards Haff since 1990, Gregory E. Johnson since 1987 and Ian Link since 1995.

Sally Edwards Haff
Vice President of Advisers

Ms. Haff is a Chartered Financial Analyst and holds a Bachelor of Arts degree in Economics from the University of California at Santa Barbara. She has been with the Franklin Templeton Group since 1986. Ms. Haff is a member of several securities industry-related associations.

Gregory E. Johnson
Vice President of Advisers

Mr. Johnson holds a Bachelor of Science degree in Accounting and Business Administration from Washington and Lee University and a certificate as a Certified Public Accountant. He has been with the Franklin Templeton Group since 1986. Mr. Johnson is a member of several securities industry-related associations.

Ian Link
Portfolio Manager of Advisers

Mr. Link is a Chartered Financial Analyst and holds a Bachelor of Arts degree in Economics from the University of California at Davis. He has been with the Franklin Templeton Group since 1989. He is a member of several securities industry-related associations.

INCOME SERIES - Charles B. Johnson since 1957 and Matt Avery since 1989.

Charles B. Johnson
Chairman of the Board of Advisers

Mr. Johnson holds a Bachelor of Arts degree in Economics and Political Science from Yale University. He has been with the Franklin Templeton Group since 1957. Mr. Johnson is a member of several securities industry-related associations.

Matt Avery
Vice President of Advisers

Mr. Avery holds a Master of Business Administration degree from the University of California at Los Angeles and a Bachelor of Science degree in Industrial Engineering from Stanford University. He has been in the securities industry since 1982 and with the Franklin Templeton Group since 1987.

U.S. GOVERNMENT SECURITIES SERIES - Jack Lemein since 1984, Anthony Coffey since 1989 and Roger Bayston since 1993.

Jack Lemein
Senior Vice President of Advisers

Mr. Lemein holds a Bachelor of Science degree in Finance from the University of Illinois. He has been in the securities industry since 1967 and with the Franklin Templeton Group since 1984. He is a member of several securities industry-related associations.

T. Anthony Coffey
Portfolio Manager of Advisers

Mr. Coffey is a Chartered Financial Analyst and holds a Master of Business Administration degree from the University of California at Los Angeles. He earned a Bachelor of Arts degree in Applied Mathematics and Economics from Harvard University. Mr. Coffey has been with the Franklin Templeton Group since 1989. He is a member of several securities industry-related associations.

Roger Bayston
Portfolio Manager of Advisers

Mr. Bayston is a Chartered Financial Analyst and holds a Master of Business Administration degree from the University of California at Los Angeles. He earned his Bachelor of Science degree from the University of Virginia. He has been with the Franklin Templeton Group since earning his MBA degree in 1991.

MANAGEMENT FEES. During the fiscal year ended September 30, 1997, management fees paid to the investment manager, as a percentage of average monthly net assets, and total expenses of the Funds were as follows:

                                                     TOTAL
                                   MANAGEMENT      OPERATING
                                     FEES          EXPENSES
Growth Series*                    0.48%             0.66%
Utilities Series                  0.46%             0.62%
Income Series                     0.46%             0.57%
U.S. Government  Securities
 Series                           0.45%             0.55%

*Prior to July 1, 1997, the fee was paid to Advisers.

PORTFOLIO TRANSACTIONS. The investment manager tries to obtain the best execution on all transactions. If the investment manager believes more than one broker or dealer can provide the best execution, it may consider research and related services and the sale of Fund shares, as well as shares of other funds in the Franklin Templeton Group of Funds, when selecting a broker or dealer. Please see "How does the Fund Buy Securities for Its Portfolio?" in the SAI for more information.

ADMINISTRATIVE SERVICES. Under an agreement with the investment manager, FT Services provides certain administrative services and facilities for the Fund. Please see "Investment Management and Other Services" in the SAI for more information.

HOW DOES THE FUND MEASURE PERFORMANCE?

From time to time, the Advisor Class of the Fund advertises its performance. Commonly used measures of performance include total return, current yield and current distribution rate.

Total return is the change in value of an investment over a given period. It assumes any dividends and capital gains are reinvested. Current yield shows the income per share earned by Advisor Class. The current distribution rate shows the dividends or distributions paid to shareholders of Advisor Class. This rate is usually computed by annualizing the dividends paid per share during a certain period and dividing that amount by the current Net Asset Value of the class. Unlike current yield, the current distribution rate may include income distributions from sources other than dividends and interest received by the Fund.

The investment results of the Advisor Class will vary. Performance figures are always based on past performance and do not guarantee future results. For a more detailed description of how the Fund calculates its performance figures, please see "How Does the Fund Measure Performance?" in the SAI.

HOW TAXATION AFFECTS THE FUND AND ITS SHAREHOLDERS

ON AUGUST 5, 1997, PRESIDENT CLINTON SIGNED INTO LAW THE TAXPAYER RELIEF ACT OF 1997 (THE "1997 ACT"). THIS NEW LAW MAKES SWEEPING CHANGES IN THE CODE. BECAUSE MANY OF THESE CHANGES ARE COMPLEX THEY ARE DISCUSSED IN THE SAI.

HOW DOES THE FUND EARN INCOME AND GAINS?

The Fund earns dividends and interest (the Fund's "income") on its investments. When the Fund sells a security for a price that is higher than it paid, it has a gain. When the Fund sells a security for a price that is lower than it paid, it has a loss. If the Fund has held the security for more than one year, the gain or loss will be a long-term capital gain or loss. If the Fund has held the security for one year or less, the gain or loss will be a short-term capital gain or loss. The Fund's gains and losses are netted together, and, if the Fund has a net gain (the Fund's "gains"), that gain will generally be distributed to you.

The Fund invests your money in the stocks, bonds and other securities that are described in the section "How Does the Fund Invest Its Assets?" Special tax rules may apply in determining the income and gains that the Fund earns on its investments. These rules may, in turn, affect the amount of distributions that the Fund pays to you. These special tax rules are discussed in the SAI.

TAXATION OF THE FUND. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains that it distributes to you.

FOREIGN TAXES. Foreign governments may impose taxes on the income and gains from the investments of the Fund, other than the U.S. Government Securities Series, in foreign stocks and bonds. These taxes will reduce the amount of the Fund's distributions to you. The Fund may also invest in the securities of foreign companies that are "passive foreign investment companies" ("PFICs"). These investments in PFICs may cause the Fund to pay income taxes and interest charges. If possible, the Fund will adopt strategies to avoid PFIC taxes and interest charges.

TAXATION OF SHAREHOLDERS

DISTRIBUTIONS. Distributions from the Fund, whether you receive them in cash or in additional shares, are generally subject to income tax. The Fund will send you a statement in January of the current year that reflects the amount of ordinary dividends, capital gain distributions and non-taxable distributions you received from the Fund in the prior year. This statement will include distributions declared in December and paid to you in January of the current year, but which are taxable as if paid on December 31 of the prior year. The IRS requires you to report these amounts on your income tax return for the prior year. The Fund's statement for the prior year will tell you how much of your capital gain distribution represents 28% rate gain property. The remainder of the capital gain distribution represents 20% rate gain.

WHAT IS A DISTRIBUTION?

As a shareholder, you will receive your share of the Fund's income and gains on its investments in stocks, bonds and other securities. The Fund's income and short term capital gains are paid to you as ordinary dividends. The Fund's long-term capital gains are paid to you as capital gain distributions. If the Fund pays you an amount in excess of its income and gains, this excess will generally be treated as a non-taxable distribution. These amounts, taken together, are what we call the Fund's distributions to you.

DISTRIBUTIONS TO RETIREMENT PLANS. Fund distributions received by your qualified retirement plan, such as a Section 401(k) plan or IRA, are generally tax-deferred; this means that you are not required to report Fund distributions on your income tax return when paid to your plan, but, rather, when your plan makes payments to you.

DIVIDENDS-RECEIVED DEDUCTION. Corporate investors of the Fund, except the U.S. Government Securities Series, may be entitled to a dividends-received deduction on a portion of the ordinary dividends they receive from the Fund. No portion of the distributions from the U.S. Government Securities Series will qualify for the corporate dividends-received deduction.

WHAT IS A REDEMPTION?

A redemption is a sale by you to the Fund of some or all of your shares in the Fund. The price per share you receive when you redeem Fund shares may be more or less than the price at which you purchased those shares. An exchange of shares in the Fund for shares of another Franklin Templeton Fund is treated as a redemption of Fund shares and then a purchase of shares of the other fund. When you redeem or exchange your shares, you will generally have a gain or loss, depending upon whether the basis in your shares is more or less than your cost or other basis in the shares. Call Fund Information for a free shareholder Tax Information Handbook if you need more information in calculating the gain or loss on the redemption or exchange of your shares.

REDEMPTIONS AND EXCHANGES. If you redeem your shares or if you exchange your shares in the Fund for shares in another Franklin Templeton Fund, you will generally have a gain or loss that the IRS requires you to report on your income tax return. If you exchange Fund shares held for 90 days or less and pay no sales charge, or a reduced sales charge, for the new shares, all or a portion of the sales charge you paid on the purchase of the shares you exchanged is not included in their cost for purposes of computing gain or loss on the exchange. If you hold your shares for six months or less, any loss you have will be treated as a long-term capital loss to the extent of any capital gain distributions received by you from the Fund. All or a portion of any loss on the redemption or exchange of your shares will be disallowed by the IRS if you purchase other shares in the Fund within 30 days before or after your redemption or exchange.

U.S. GOVERNMENT AND STATE OBLIGATION INTEREST. Many states grant tax-free status to dividends paid from interest earned on direct obligations of the U.S. Government, subject to certain restrictions. Investments in state and local obligations also may qualify for tax-free treatment. The Fund will provide you with information after the end of each calendar year on the amounts of such dividends that may qualify for exemption from reporting on your individual income tax returns.

NON-U.S. INVESTORS. Ordinary dividends generally will be subject to U.S. income tax withholding. Your home country may also tax ordinary dividends, capital gain distributions and gains arising from redemptions or exchanges of your Fund shares. Fund shares held by the estate of a non-U.S. investor may be subject to U.S. estate tax. You may wish to contact your tax advisor to determine the U.S. and non-U.S. tax consequences of your investment in the Fund.

STATE TAXES. Ordinary dividends and capital gain distributions that you receive from the Fund, and gains arising from redemptions or exchanges of your Fund shares will generally be subject to state and local income tax. The holding of Fund shares may also be subject to state and local intangibles taxes. You may wish to contact your tax advisor to determine the state and local tax consequences of your investment in the Fund.

WHAT IS A BACKUP WITHHOLDING?

Backup withholding occurs when the Fund is required to withhold and pay over to the IRS 31% of your distributions and redemption proceeds. You can avoid backup withholding by providing the Fund with your TIN, and by completing the tax certifications on your shareholder application that you were asked to sign when you opened your account. However, if the IRS instructs the Fund to begin backup withholding, it is required to do so even if you provided the Fund with your TIN and these tax certifications, and backup withholding will remain in place until the Fund is instructed by the IRS that it is no longer required.

BACKUP WITHHOLDING. When you open an account, IRS regulations require that you provide your taxpayer identification number ("TIN"), certify that it is correct, and certify that you are not subject to backup withholding under IRS rules. If you fail to provide a correct TIN or the proper tax certifications, the Fund is required to withhold 31% of all the distributions (including ordinary dividends and capital gain distributions), and redemption proceeds paid to you. The Fund is also required to begin backup withholding on your account if the IRS instructs the Fund to do so. The Fund reserves the right not to open your account, or, alternatively, to redeem your shares at the current Net Asset Value, less any taxes withheld, if you fail to provide a correct TIN, fail to provide the proper tax certifications, or the IRS instructs the Fund to begin backup withholding on your account.

THIS TAX DISCUSSION IS FOR GENERAL INFORMATION ONLY. PROSPECTIVE INVESTORS SHOULD CONSULT THEIR OWN TAX ADVISORS CONCERNING THE FEDERAL, STATE, LOCAL OR FOREIGN TAX CONSEQUENCES OF AN INVESTMENT IN THE FUND. A MORE COMPLETE DISCUSSION OF THESE RULES AND RELATED MATTERS IS CONTAINED IN THE SECTION ENTITLED "ADDITIONAL INFORMATION ABOUT DISTRIBUTIONS AND TAXES" IN THE SAI. THE TAX TREATMENT TO YOU OF DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS, FOREIGN TAXES PAID AND INCOME TAXES WITHHELD IS ALSO DISCUSSED IN A FREE FRANKLIN TEMPLETON TAX INFORMATION HANDBOOK WHICH IS AVAILABLE BY CONTACTING FUND INFORMATION.

HOW IS THE FUND ORGANIZED?

Each Fund is a diversified series of Custodian Funds, an open-end management investment company, commonly called a mutual fund. Custodian Funds was incorporated under the laws of Delaware in 1947, reincorporated under the laws of Maryland in 1979, and is registered with the SEC. As of January 1, 1997, each Fund began offering a new class of shares designated Income Series - Advisor Class, Utilities Series - Advisor Class, Growth Series - Advisor Class and U.S. Government Securities Series - Advisor Class. All shares outstanding before the offering of Advisor Class shares have been designated Income Series - Class I, Income Series - Class II, Utilities Series - Class I, Utilities Series - Class II, Growth Series - Class I, Growth Series - Class II, U.S. Government Securities Series - Class I and U.S. Government Securities Series - Class II. Custodian Fund's other series, DynaTech Series offers Class I and Class II shares only. Additional series and classes of shares may be offered in the future.

Shares of each class represent proportionate interests in the assets of the Fund and have the same voting and other rights and preferences as any other class of the Fund for matters that affect the Fund as a whole. For matters that only affect one class, however, only shareholders of that class may vote. Each class will vote separately on matters affecting only that class, or expressly required to be voted on separately by state or federal law. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of Custodian Funds for matters that affect Custodian Funds as a whole.


Custodian Funds has noncumulative voting rights. This gives holders of more than 50% of the shares voting the ability to elect all of the members of the Board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the Board.


Custodian Funds does not intend to hold annual shareholder meetings. Custodian Funds or a series of Custodian Funds may hold special meetings, however, for matters requiring shareholder approval. A meeting may also be called by the Board in its discretion or by shareholders holding at least 10% of the outstanding shares. In certain circumstances, we are required to help you communicate with other shareholders about the removal of a Board member. A special meeting may also be called by a majority of the Board or by the written request of shareholders holding at least 25% of the shares entitled to vote at the meeting.

As of January 2, 1998, FTTC TTEE For ValuSelect Franklin Resources PSP owned of record and beneficially more than 25% of the outstanding shares of the Advisor Class of Utilities Series and Income Series and FTTC TTEE For ValuSelect
Franklin Templeton owned of record and beneficially more than 25% of the outstanding shares of the Advisor Class of Income Series.

ABOUT YOUR ACCOUNT

HOW DO I BUY SHARES?

OPENING YOUR ACCOUNT

Shares of the Fund may be purchased without a sales charge. Please note that as of January 1, 1998, shares of the Fund are not available to retirement plans through Franklin Templeton's ValuSelect(R) program. Retirement plans in Franklin Templeton's ValuSelect program before January 1, 1998, however, may continue to invest in the Fund.

To open your account, please follow the steps below. This will help avoid any delays in processing your request.

1. Read this prospectus carefully.

2. Determine how much you would like to invest. The Fund's minimum investments are:

   o To open your account: $5,000,000*

   o To add to your account: $25*

   *We may waive or lower these minimums for certain investors. Please see "Minimum Investments" below. We also reserve the right to refuse any order to buy shares.

3. Carefully complete and sign the enclosed shareholder application, including the optional shareholder privileges section. By applying for privileges now, you can avoid the delay and inconvenience of having to send an additional application to add privileges later. It is important that we receive a signed application since we will not be able to process any redemptions from your account until we receive your signed application.

4. Make your investment using the table below.

METHOD                              STEPS TO FOLLOW

BY MAIL                             For an initial investment:

                                     Return the application to the Fund with your check made payable to the Fund.

                                    For additional investments:

                                     Send a check made payable to the Fund.
                                     Please include your account number on the check.

BY WIRE                             1. Call Shareholder Services or, if that
                                       number is busy, call 1-650/312-2000
                                       collect, to receive a wire control number and wire instructions. You need a new wire control number every time you wire money into your account. If you do not have a currently effective wire control number, we will return the money to the bank, and we will not credit the purchase to your account.

                                    2. For an initial investment you must also
                                       return your signed shareholder
                                       application to the Fund.

                                    IMPORTANT  DEADLINES:  If we receive
                                    your call before  1:00 p.m.  Pacific
                                    time and the bank receives the wired
                                    funds and  reports  the  receipt  of
                                    wired funds to the Fund by 3:00 p.m.
                                    Pacific  time,  we will  credit  the
                                    purchase to your  account  that day.
                                    If we  receive  your call after 1:00
                                    p.m. or the bank  receives  the wire
                                    after 3:00 p.m.,  we will credit the
                                    purchase   to   your   account   the
                                    following business day.

BY PHONE
 (For additional purchases only)

                                    Call  the  Fund  at   1-800/448-FUND
                                    before 4:00 p.m. Eastern time or the
                                    close  of  the  NYSE,  whichever  is
                                    earlier.

                                    - This  privilege is only  available
                                    to  current  Fund  shareholders  for
                                    purchases  of at least  $1,000.  The
                                    purchase also must be for an account
                                    with an existing balance of at least
                                    one-half of the telephone  purchase.
                                    Please   see   section   7  of   the
                                    shareholder application.

THROUGH YOUR DEALER        CALL YOUR INVESTMENT REPRESENTATIVE

MINIMUM INVESTMENTS

To determine if you meet the minimum initial investment requirement of $5 million, the amount of your current purchase is added to the cost or current value, whichever is higher, of your existing shares in the Franklin Templeton Funds. At least $1 million of this amount, however, must be invested in Advisor Class or Class Z shares of any of the Franklin Templeton Funds.

The Fund may waive or lower its minimum investment requirement for certain purchases. A lower minimum initial investment requirement applies to purchases by:

1. Broker-dealers, registered investment advisors or certified financial planners who have entered into an agreement with Distributors for clients participating in comprehensive fee programs, subject to a $250,000 minimum initial investment requirement or a $100,000 minimum initial investment requirement for an individual client

2. Qualified registered investment advisors or certified financial planners who have clients invested in the Franklin Mutual Series Fund Inc. on October 31, 1996, or who buy through a broker-dealer or service agent who has entered into an agreement with Distributors, subject to a $1,000 minimum initial investment requirement

3. Officers, trustees, directors and full-time employees of the Franklin Templeton Funds or the Franklin Templeton Group and their immediate family members, subject to a $100 minimum investment requirement

4. Each series of the Franklin Templeton Fund Allocator Series, subject to a $1,000 minimum initial and subsequent investment requirement

5.  Governments,   municipalities,   and  tax-exempt   entities  that  meet  the
    requirements for qualification under Section 501 of the Code, subject to a $1 million initial investment in Advisor Class shares

No minimum initial investment requirement applies to purchases by:

1.  Accounts managed by the Franklin Templeton Group

2.  The Franklin Templeton Profit Sharing 401(k) Plan

3. Defined contribution plans such as employer stock, bonus, pension or profit sharing plans that meet the requirements for qualification under Section 401 of the Code, including salary reduction plans qualified under Section 401(k) of the Code, and that (i) are sponsored by an employer with at least 10,000 employees, or (ii) have plan assets of $100 million or more

4. Trust companies and bank trust departments initially investing in the Franklin Templeton Funds at least $1 million of assets held in a fiduciary, agency, advisory, custodial or similar capacity and over which the trust companies and bank trust departments or other plan fiduciaries or participants, in the case of certain retirement plans, have full or shared investment discretion

5. Any other investor, including a private investment vehicle such as a family trust or foundation, who is a member of a qualified group, if the group as a whole meets the $5 million minimum investment requirement. A qualified group is one that:

    o Was formed at least six months ago,

    o Has a purpose other than buying Fund shares at a discount,

    o Has more than 10 members,

    o Can arrange for meetings between our representatives and group members,

    o Agrees to include Franklin Templeton Fund sales and other materials in publications and mailings to its members at reduced or no cost to Distributors,

    o Agrees to arrange for payroll deduction or other bulk transmission of investments to the Fund, and

    o Meets other uniform criteria that allow Distributors to achieve cost savings in distributing shares.

HOW DO I BUY SHARES IN CONNECTION WITH RETIREMENT PLANS?

Your individual or employer-sponsored retirement plan may invest in the Fund. Plan documents are required for all retirement plans. Trust Company can provide the plan documents for you and serve as custodian or trustee.

Trust Company can provide you with brochures containing important information about its plans. To establish a Trust Company retirement plan, you will need an application other than the one included in this prospectus. For a retirement plan brochure or application, call Retirement Plan Services.

Please consult your legal, tax or retirement plan specialist before choosing a retirement plan. Your investment representative or advisor can help you make investment decisions within your plan.

PAYMENTS TO SECURITIES DEALERS

Securities Dealers who initiate and are responsible for purchases of Advisor Class shares may receive up to 0.25% of the amount invested. The payment is subject to the sole discretion of Distributors, and is paid by Distributors or one of its affiliates and not by the Fund or its shareholders.

For information on additional compensation payable to Securities Dealers in connection with the sale of Fund shares, please see "How Do I Buy, Sell and Exchange Shares? - Other Payments to Securities Dealers" in the SAI.

MAY I EXCHANGE SHARES FOR SHARES OF ANOTHER FUND?

We offer a wide variety of funds. If you would like, you can move your investment from your Fund account to an existing or new account in another Franklin Templeton Fund (an "exchange"). Because it is technically a sale and a purchase of shares, an exchange is a taxable transaction.

Before making an exchange, please read the prospectus of the fund you are interested in. This will help you learn about the fund, its investment objective and policies, and its rules and requirements for exchanges. For example, some Franklin Templeton Funds do not accept exchanges and some do not offer Advisor Class shares.


METHOD                                 STEPS TO FOLLOW

BY MAIL                                1. Send us signed written instructions

                                       2. Include any outstanding share
                                          certificates for the shares you want
                                          to exchange

BY PHONE                               Call Shareholder Services

                                       -  If you do not want the ability to
                                          exchange by phone to apply to your
                                          account, please let us know.


THROUGH YOUR DEALER                    Call your investment representative

Please refer to "Transaction Procedures and Special Requirements" for other important information on how to exchange shares.

EXCHANGE RESTRICTIONS

Please be aware that the following restrictions apply to exchanges:

o   You may only exchange shares within the SAME CLASS, except as noted below.

o The accounts must be identically registered. You may, however, exchange shares from a Fund account requiring two or more signatures into an identically registered money fund account requiring only one signature for all transactions. Please notify us in writing if you do not want this option to be available on your account. Additional procedures may apply. Please see "Transaction Procedures and Special Requirements."

o Trust Company IRA or 403(b) retirement plan accounts may exchange shares as described above. Restrictions may apply to other types of retirement plans. Please contact Retirement Plan Services for information on exchanges within these plans.

o   The fund you are exchanging into must be eligible for sale in your state.

o We may modify or discontinue our exchange policy if we give you 60 days' written notice.

o Your exchange may be restricted or refused if you have: (i) requested an exchange out of the Fund within two weeks of an earlier exchange request,
    (ii) exchanged shares out of the Fund more than twice in a calendar quarter, or (iii) exchanged shares equal to at least $5 million, or more than 1% of the Fund's net assets. Shares under common ownership or control are combined for these limits. If you have exchanged shares as described in this paragraph, you will be considered a Market Timer. Each exchange by a Market Timer, if accepted, will be charged $5.00. Some of our funds do not allow investments by Market Timers.

Because excessive trading can hurt Fund performance, operations and shareholders, we may refuse any exchange purchase if (i) we believe the Fund would be harmed or unable to invest effectively, or (ii) the Fund receives or anticipates simultaneous orders that may significantly affect the Fund.

LIMITED EXCHANGES BETWEEN DIFFERENT CLASSES OF SHARES

If you want to exchange into a fund that does not currently offer an Advisor Class, you may exchange your Advisor Class shares for Class I shares of that fund at Net Asset Value. If you do not qualify to buy Advisor Class shares of Templeton Developing Markets Trust, Templeton Foreign Fund or Templeton Growth Fund, you may exchange the Advisor Class shares you own for Class I shares of those funds or of Templeton Institutional Funds, Inc. at Net Asset Value. If you do so and you later decide you would like to exchange into a fund that offers an Advisor Class, you may exchange your Class I shares for Advisor Class shares of that fund. You may also exchange your Advisor Class shares for Class Z shares of Franklin Mutual Series Fund Inc.

HOW DO I SELL SHARES?

You may sell (redeem) your shares at any time.

METHOD                                 STEPS TO FOLLOW

BY MAIL                                1. Send us signed written instructions.
                                          If you would like your redemption
                                          proceeds wired to a bank account, your
                                          instructions should include:

                                          o The name, address and telephone
                                            number of the bank where you want
                                            the proceeds sent

                                          o Your bank account number

                                          o The Federal Reserve ABA routing
                                            number

                                          o If you are using a savings and loan
                                            or credit union, the name of the
                                            corresponding bank and the account
                                            number

                                       2. Include any outstanding share
                                          certificates for the shares you are
                                          selling

                                       3. Provide a signature guarantee if
                                          required

                                       4. Corporate, partnership and trust
                                          accounts may need to send additional
                                          documents. Accounts under court
                                          jurisdiction may have other
                                          requirements.

BY PHONE Call Shareholder Services. If you would like your redemption proceeds wired to a bank account, other than an escrow account, you must first sign up for the wire feature. To sign up, send us written instructions, with a signature guarantee. To avoid any delay in processing, the instructions should include the items listed in "By Mail" above.
                                       Telephone requests will be accepted:
                                       o If the request is $50,000 or less.
                                         Institutional accounts may exceed
                                         $50,000 by completing a separate
                                         agreement. Call Institutional Services
                                         to receive a copy.
                                      o  If  there  are  no share certificates
                                         issued   for   the shares you want to
                                         sell  or you  have already returned
                                         them to the Fund
                                      o  Unless you are selling shares in a
                                         Trust
                                         Company retirement plan account
                                      o  Unless the address on your account was
                                         changed by phone within the last 15
                                         days
                                      -  If you do not want the ability to
                                         redeem by phone to apply  to your
                                         account, please let us know.

THROUGH YOUR DEALER                   CALL YOUR INVESTMENT REPRESENTATIVE

We will send your redemption check within seven days after we receive your request in proper form. If you would like the check sent to an address other than the address of record or made payable to someone other than the registered owners on the account, send us written instructions signed by all account owners, with a signature guarantee. We are not able to receive or pay out cash in the form of currency.

The wiring of redemption proceeds is a special service that we make available whenever possible for redemption requests of $1,000 or more. If we receive your request in proper form before 1:00 p.m. Pacific time, your wire payment will be sent the next business day. For requests received in proper form after 1:00 p.m. Pacific time, the payment will be sent the second business day. By offering this service to you, the Fund is not bound to meet any redemption request in less than the seven day period prescribed by law. Neither the Fund nor its agents shall be liable to you or any other person if, for any reason, a redemption request by wire is not processed as described in this section.

If you sell shares you recently purchased with a check or draft, we may delay sending you the proceeds for up to 15 days or more to allow the check or draft to clear. A certified or cashier's check may clear in less time.

Under unusual circumstances, we may suspend redemptions or postpone payment for more than seven days as permitted by federal securities law.

Please refer to "Transaction Procedures and Special Requirements" for other important information on how to sell shares.

TRUST COMPANY RETIREMENT PLAN ACCOUNTS

To comply with IRS regulations, you need to complete additional forms before selling shares in a Trust Company retirement plan account. Tax penalties generally apply to any distribution from these plans to a participant under age 59 1/2, unless the distribution meets an exception stated in the Code. To obtain the necessary forms, please call Retirement Plan Services.

WHAT DISTRIBUTIONS MIGHT I RECEIVE FROM THE FUND?

Income and U.S. Government Securities Series declare dividends from their net investment income monthly to shareholders of record on the last business day of that month and pay them on or about the 15th day of the next month. Utilities Series generally declares dividends from its net investment income quarterly in February, May, August and November, and Growth Series generally declare dividends annually in November.

Capital gains, if any, may be distributed annually, usually in December.

Dividend payments are not guaranteed, are subject to the Board's discretion and may vary with each payment. THE FUND DOES NOT PAY "INTEREST" OR GUARANTEE ANY FIXED RATE OF RETURN ON AN INVESTMENT IN ITS SHARES.

If you buy shares shortly before the record date, please keep in mind that any distribution will lower the value of the Fund's shares by the amount of the distribution and you will then receive a portion of the price you paid back in the form of a taxable distribution.

DISTRIBUTION OPTIONS

You may receive your distributions from the Fund in any of these ways:

1. BUY ADDITIONAL SHARES OF THE FUND - You may buy additional shares of the same class of the Fund by reinvesting capital gain distributions, or both dividend and capital gain distributions. This is a convenient way to accumulate additional shares and maintain or increase your earnings base.

2. BUY SHARES OF OTHER FRANKLIN TEMPLETON FUNDS - You may direct your distributions to buy the same class of shares of another Franklin Templeton Fund. You may also direct your distributions to buy Class I shares of another Franklin Templeton Fund. Many shareholders find this a convenient way to diversify their investments.

3. RECEIVE DISTRIBUTIONS IN CASH - You may receive dividends, or both dividend and capital gain distributions in cash. If you have the money sent to another person or to a checking account, you may need a signature guarantee.

TO SELECT ONE OF THESE OPTIONS, PLEASE COMPLETE SECTIONS 6 AND 7 OF THE SHAREHOLDER APPLICATION INCLUDED WITH THIS PROSPECTUS OR TELL YOUR INVESTMENT REPRESENTATIVE WHICH OPTION YOU PREFER. IF YOU DO NOT SELECT AN OPTION, WE WILL AUTOMATICALLY REINVEST DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS IN THE SAME CLASS OF THE FUND. You may change your distribution option at any time by notifying us by mail or phone. Please allow at least seven days before the record date for us to process the new option. For Trust Company retirement plans, special forms are required to receive distributions in cash.

TRANSACTION PROCEDURES AND SPECIAL REQUIREMENTS

SHARE PRICE

You buy and sell Advisor Class shares at the Net Asset Value per share. The Net Asset Value we use when you buy or sell shares is the one next calculated after we receive your transaction request in proper form. If you buy or sell shares through your Securities Dealer, however, we will use the Net Asset Value next calculated after your Securities Dealer receives your request, which is promptly transmitted to the Fund. Your redemption proceeds will not earn interest between the time we receive the order from your dealer and the time we receive any required documents.

HOW AND WHEN SHARES ARE PRICED

The Fund is open for business each day the NYSE is open. We determine the Net Asset Value per share as of the close of the NYSE, normally 1:00 p.m. Pacific time. You can find the prior day's closing Net Asset Value in many newspapers.

The Net Asset Value of all outstanding shares of each class is calculated on a pro rata basis. It is based on each class' proportionate participation in the Fund, determined by the value of the shares of each class. To calculate Net Asset Value per share of each class, the assets of each class are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares of the class outstanding. Each Fund's assets are valued as described under "How Are Fund Shares Valued?" in the SAI.

WRITTEN INSTRUCTIONS

Written instructions must be signed by all registered owners. To avoid any delay in processing your transaction, they should include:

o  Your name,

o  The Fund's name,

o  The class of shares,

o  A description of the request,

o  For exchanges, the name of the fund you are exchanging into,

o  Your account number,

o  The dollar amount or number of shares, and

o A telephone number where we may reach you during the day, or in the evening if preferred.

JOINT ACCOUNTS. For accounts with more than one registered owner, we accept written instructions signed by only one owner for certain types of transactions or account changes. These include transactions or account changes that you could also make by phone, such as certain redemptions of $50,000 or less, exchanges between identically registered accounts, and changes to the address of record. For most other types of transactions or changes, written instructions must be signed by all registered owners.

Please keep in mind that if you have previously told us that you do not want telephone exchange or redemption privileges on your account, then we can only accept written instructions to exchange or redeem shares if they are signed by all registered owners on the account.

SIGNATURE GUARANTEES

For our mutual protection, we require a signature guarantee in the following situations:

1) You wish to sell over $50,000 worth of shares,

2) You want the proceeds to be paid to someone other than the registered owners,

3) The proceeds are not being sent to the address of record, preauthorized bank account, or preauthorized brokerage firm account,

4) We receive instructions from an agent, not the registered owners,

5) We believe a signature guarantee would protect us against potential claims based on the instructions received.

A signature guarantee verifies the authenticity of your signature. You should be able to obtain a signature guarantee from a bank, broker, credit union, savings association, clearing agency, or securities exchange or association. A NOTARIZED SIGNATURE IS NOT SUFFICIENT.

SHARE CERTIFICATES

We will credit your shares to your Fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.

Any outstanding share certificates must be returned to the Fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form and to send the certificate and assignment form in separate envelopes.

TELEPHONE TRANSACTIONS

You may initiate many transactions and changes to your account by phone. Please refer to the sections of this prospectus that discuss the transaction you would like to make or call Shareholder Services.

When you call, we will request personal or other identifying information to confirm that instructions are genuine. We may also record calls. If our lines are busy or you are otherwise unable to reach us by phone, you may wish to ask your investment representative for assistance or send us written instructions, as described elsewhere in this prospectus.

For your protection, we may delay a transaction or not implement one if we are not reasonably satisfied that the instructions are genuine. If this occurs, we will not be liable for any loss. We also will not be liable for any loss if we follow instructions by phone that we reasonably believe are genuine or if you are unable to execute a transaction by phone.

TRUST COMPANY RETIREMENT PLAN ACCOUNTS. We cannot accept instructions to sell shares or change distribution options on Trust Company retirement plans by phone. While you may exchange shares of Trust Company IRA and 403(b) retirement accounts by phone, certain restrictions may be imposed on other retirement plans.

To obtain any required forms or more information about distribution or transfer procedures, please call Retirement Plan Services.

ACCOUNT REGISTRATIONS AND REQUIRED DOCUMENTS

When you open an account, we need you to tell us how you want your shares registered. How you register your account will affect your ownership rights and ability to make certain transactions. If you have questions about how to register your account, you should consult your investment representative or legal advisor. Please keep the following information in mind when registering your account.

JOINT OWNERSHIP. If you open an account with two or more owners, we register the account as "joint tenants with rights of survivorship" unless you tell us otherwise. An account registered as "joint tenants with rights of survivorship" is shown as "Jt Ten" on your account statement. For any account with two or more owners, we cannot accept instructions to change owners on the account unless all owners agree in writing, even if the law in your state says otherwise. If you would like another person or owner to sign for you, please send us a current power of attorney.

GIFTS AND TRANSFERS TO MINORS. You may set up a custodial account for a minor under your state's Uniform Gifts/Transfers to Minors Act. Other than this form of registration, a minor may not be named as an account owner.

TRUSTS. You should register your account as a trust only if you have a valid written trust document. This avoids future disputes or possible court action over who owns the account.

REQUIRED DOCUMENTS. For corporate, partnership and trust accounts, please send us the following documents when you open your account. This will help avoid delays in processing your transactions while we verify who may sign on the account.


TYPE OF ACCOUNT                           DOCUMENTS REQUIRED
CORPORATION                               CORPORATE RESOLUTION
PARTNERSHIP                               1. The pages from the partnership
                                             agreement that identify the general
                                             partners, or

                                          2. A certification for a partnership
                                             agreement

TRUST                                     1. The pages from the trust document
                                             that identify the trustees, or

                                          2. A certification for trust

STREET OR NOMINEE ACCOUNTS. If you have Fund shares held in a "street" or "nominee" name account with your Securities Dealer, you may transfer the shares to the street or nominee name account of another Securities Dealer. Both dealers must have an agreement with Distributors or we cannot process the transfer. Contact your Securities Dealer to initiate the transfer. We will process the transfer after we receive authorization in proper form from your delivering Securities Dealer. Accounts may be transferred electronically through the NSCC. For accounts registered in street or nominee name, we may take instructions directly from the Securities Dealer or your nominee.

IMPORTANT INFORMATION IF YOU HAVE AN INVESTMENT REPRESENTATIVE

If there is a Securities Dealer or other representative of record on your account, we are authorized: (1) to provide confirmations, account statements and other information about your account directly to your dealer and/or representative; and (2) to accept telephone and electronic instructions directly from your dealer or representative, including instructions to exchange or redeem your shares. Electronic instructions may be processed through established electronic trading systems and programs used by the Fund. Telephone instructions directly from your representative will be accepted unless you have told us that you do not want telephone privileges to apply to your account.


KEEPING YOUR ACCOUNT OPEN


Due to the relatively high cost of maintaining a small account, we may close your account if the value of your shares is less than $50. We will only do this if the value of your account fell below this amount because you voluntarily sold your shares and your account has been inactive (except for the reinvestment of distributions) for at least six months. Before we close your account, we will notify you and give you 30 days to increase the value of your account to $100. These minimums do not apply if you fall within categories 4, 5, 6 or 7 under "How Do I Buy Shares? - Opening Your Account."


SERVICES TO HELP YOU MANAGE YOUR ACCOUNT

AUTOMATIC INVESTMENT PLAN


Our automatic investment plan offers a convenient way to invest in the Fund. Under the plan, you can have money transferred automatically from your checking account to the Fund each month to buy additional shares. If you are interested in this program, please refer to the shareholder application included with this prospectus or contact your investment representative. The market value of the Fund's shares may fluctuate and a systematic investment plan such as this will not assure a profit or protect against a loss. You may discontinue the program at any time by notifying Investor Services by mail or phone.


SYSTEMATIC WITHDRAWAL PLAN

Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. For retirement plans subject to mandatory distribution requirements, the $50 minimum will not apply.


If you would like to establish a systematic withdrawal plan, please complete the systematic withdrawal plan section of the shareholder application included with this prospectus and indicate how you would like to receive your payments. You may choose to direct your payments to buy the same class of shares of another Franklin Templeton Fund or have the money sent directly to you, to another person, or to a checking account. Once your plan is established, any distributions paid by the Fund will be automatically reinvested in your account.

You will generally receive your payment by the end of the month in which a payment is scheduled. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

You may discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment by notifying us in writing at least seven business days before the end of the month preceding a scheduled payment. Please see "How Do I Buy, Sell and Exchange Shares? - Systematic Withdrawal Plan" in the SAI for more information.

TELEFACTS(R)

From a touch-tone phone, you may call our TeleFACTS(R) system (day or night) at 1-800/247-1753 to:

o obtain information about your account; and

o obtain price information about any Franklin Templeton Fund.

You will need the Fund's code number to use TeleFACTS(R). The code numbers are as follows:

FUND                           CODE NUMBER
Growth                            606
Utilities                         607
Income                            609
U.S. Government Securities        610


STATEMENTS AND REPORTS TO SHAREHOLDERS

We will send you the following statements and reports on a regular basis:


o Confirmation and account statements reflecting transactions in your account, including additional purchases and dividend reinvestments. PLEASE VERIFY THE ACCURACY OF YOUR STATEMENTS WHEN YOU RECEIVE THEM.

o Financial reports of the Fund will be sent every six months. To reduce Fund expenses, we attempt to identify related shareholders within a household and send only one copy of a report. Call Fund Information if you would like an additional free copy of the Fund's financial reports.


INSTITUTIONAL ACCOUNTS


Additional methods of buying, selling or exchanging shares of the Fund may be available to institutional accounts. Institutional investors may also be required to complete an institutional account application. For more information, call Institutional Services.


AVAILABILITY OF THESE SERVICES

The services above are available to most shareholders. If, however, your shares are held by a financial institution, in a street name account, or networked through the NSCC, the Fund may not be able to offer these services directly to you. Please contact your investment representative.

WHAT IF I HAVE QUESTIONS ABOUT MY ACCOUNT?


If you have any questions about your account, you may write to Investor Services at 777 Mariners Island Blvd., P.O. Box 7777, San Mateo, California 94403-7777. The Fund, Distributors and Advisers are also located at this address. Investment Advisory is located at 16 South Main Street, Suite 303, Norwalk, Connecticut 06854. You may also contact us by phone at one of the numbers listed below.

                                               HOURS OF OPERATION (PACIFIC TIME)
DEPARTMENT NAME            TELEPHONE NO.      (MONDAY THROUGH FRIDAY)
Shareholder Services       1-800/632-2301      5:30 a.m. to 5:00 p.m.
Dealer Services            1-800/524-4040      5:30 a.m. to 5:00 p.m.
Fund Information           1-800/DIAL BEN      5:30 a.m. to 8:00 p.m.
                           (1-800/342-5236)    6:30 a.m. to 2:30 p.m. (Saturday)
Retirement Plan Services   1-800/527-2020      5:30 a.m. to 5:00 p.m.
Institutional Services     1-800/321-8563      6:00 a.m. to 5:00 p.m.
TDD(hearing impaired)      1-800/851-0637      5:30 a.m. to 5:00 p.m.


Your phone call may be monitored or recorded to ensure we provide you with high quality service. You will hear a regular beeping tone if your call is being recorded.

GLOSSARY

USEFUL TERMS AND DEFINITIONS


ADVISERS - Franklin Advisers, Inc., the Fund's investment manager, except Growth Series

BOARD - The Board of Directors of Custodian Funds

CD - Certificate of deposit

CLASS I, CLASS II AND ADVISOR CLASS - The Fund offers three classes of shares, designated "Class I," "Class II," and "Advisor Class." The three classes have proportionate interests in the Fund's portfolio. They differ, however, primarily in their sales charge and expense structures.

CODE - Internal Revenue Code of 1986, as amended

DISTRIBUTORS - Franklin/Templeton Distributors, Inc., the Fund's principal underwriter. The SAI lists the officers and Board members who are affiliated with Distributors. See "Officers and Directors."

FRANKLIN TEMPLETON FUNDS - The U.S. registered mutual funds in the Franklin Group of Funds(R) and the Templeton Group of Funds except Franklin Valuemark Funds, Templeton Capital Accumulator Fund, Inc., Templeton Variable Annuity Fund, and Templeton Variable Products Series Fund

Franklin Templeton Group - Franklin Resources, Inc., a publicly owned holding company, and its various subsidiaries

FRANKLIN TEMPLETON GROUP OF FUNDS - All U.S. registered investment companies in the Franklin Group of Funds(R)and the Templeton Group of Funds

FT SERVICES - Franklin Templeton Services, Inc., the Fund's administrator

INVESTMENT ADVISORY - Franklin Investment Advisory Services, Inc., Growth Series' investment manager

INVESTOR SERVICES - Franklin/Templeton Investor Services, Inc., the Fund's shareholder servicing and transfer agent

IRS - Internal Revenue Service

MARKET TIMERS - Market Timers generally include market timing or asset allocation services, accounts administered so as to buy, sell or exchange shares based on predetermined market indicators, or any person or group whose transactions seem to follow a timing pattern or whose transactions include frequent or large exchanges.

MOODY'S - Moody's Investors Service, Inc.

NASD - National Association of Securities Dealers, Inc.

NET ASSET VALUE (NAV) - The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

NSCC - National Securities Clearing Corporation

NYSE - New York Stock Exchange

RESOURCES - Franklin Resources, Inc.

SAI - Statement of Additional Information

S&P - Standard & Poor's Corporation

SEC - U.S. Securities and Exchange Commission

SECURITIES DEALER - A financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the Fund. This reference is for convenience only and does not indicate a legal conclusion of capacity.

TELEFACTS(R) - Franklin Templeton's automated customer servicing system

TRUST COMPANY - Franklin Templeton Trust Company. Trust Company is an affiliate of Distributors and both are wholly owned subsidiaries of Resources.

U.S. - United States

WE/OUR/US - Unless the context indicates a different meaning, these terms refer to the Fund and/or Investor Services, Distributors, or other wholly owned subsidiaries of Resources.


APPENDIX

DESCRIPTION OF RATINGS

CORPORATE BOND RATINGS


MOODY'S

AAA - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger.

A - Bonds rated A possess many favorable investment attributes and are considered upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA - Bonds rated Baa are considered medium grade obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA - Bonds rated Ba are judged to have predominantly speculative elements and their future cannot be considered well assured. Often the protection of interest and principal payments is very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA - Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds rated C are the lowest rated class of bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond ratings. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

S&P

AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong and, in the majority of instances, differ from AAA issues only in small degree.

A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC - Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C - Bonds rated C are typically subordinated debt to senior debt that is assigned an actual or implied CCC- rating. The C rating may also reflect the filing of a bankruptcy petition under circumstances where debt service payments are continuing. The C1 rating is reserved for income bonds on which no interest is being paid.

D - Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.

PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.


COMMERCIAL PAPER RATINGS


MOODY'S

Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually their promissory obligations not having an original maturity in excess of nine months. Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

P-1 (PRIME-1): Superior capacity for repayment.

P-2 (PRIME-2): Strong capacity for repayment.

S&P

S&P's ratings are a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues within the "A" category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety, as follows:

A-1: This designation indicates the degree of safety regarding timely payment is very strong. A "plus" (+) designation indicates an even stronger likelihood of timely payment.

A-2: Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated A-1.

A-3: Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.




FRANKLIN
CUSTODIAN
FUNDS, INC.
STATEMENT OF
ADDITIONAL INFORMATION
FEBRUARY 1, 1998
777 MARINERS ISLAND BLVD., P.O. BOX 7777
SAN MATEO, CA 94403-7777
1-800/DIAL BEN

TABLE OF CONTENTS

How Does the Fund Invest Its Assets? .............. 2
Investment Restrictions ............................5
Officers and Directors .............................6
Investment Management
 and Other Services ................................9
How Does the Fund Buy
 Securities for Its Portfolio? ................... 11
How Do I Buy, Sell
 and Exchange Shares? .............................12
How Are Fund Shares Valued? .......................15
Additional Information on
 Distributions and Taxes ..........................16
The Fund's Underwriter ............................22
How Does the Fund
 Measure Performance? .............................25
Miscellaneous Information .........................28
Financial Statements ..............................31
Useful Terms and Definitions ......................31

-------------------------------------------------------------------------------
When reading this SAI, you will see certain terms beginning with capital letters. This means the term is explained under "Useful Terms and Definitions."
-------------------------------------------------------------------------------

The Franklin Custodian Funds, Inc. (the "Custodian Funds") is an open-end management investment company consisting of the following five series (individually or collectively referred to as the "Fund(s)"): Growth Series, Utilities Series, Income Series, U.S. Government Securities Series and DynaTech Series.

Growth Series' investment objective is capital appreciation. Growth Series seeks to achieve its objective by investing primarily in common stocks or convertible securities believed to offer favorable possibilities for capital appreciation, some of which may yield little or no current income. Current income is only a secondary consideration when selecting portfolio securities. DynaTech Series' investment objective is capital appreciation. DynaTech Series seeks to achieve its objective by investing primarily in companies that emphasize technological development, in fast-growing industries, or in the securities of companies that Advisers considers undervalued. Utilities Series' investment objectives are both capital appreciation and current income. Utilities Series seeks to achieve its investment objectives by investing primarily in common stocks, including, from time to time, non-dividend paying common stocks if, in the opinion of Advisers,
these  securities  appear to  offer  attractive   opportunities   for  capital
appreciation. Utilities Series may also invest in preferred stocks and bonds; at least 65% of the Fund's investments will be in securities of issuers engaged in the public utilities industry. Income Series' investment objective is to maximize income while maintaining prospects for capital appreciation. Income Series invests in a diversified portfolio of securities selected with particular consideration of current income production. U.S. Government Securities Series' investment objective is income. U.S. Government Securities Series seeks to achieve its objective by investing in a portfolio limited to securities that are obligations of the U.S. government or its instrumentalities.

The Prospectus, dated February 1, 1998, as may be amended from time to time, contains the basic information you should know before investing in the Fund. For a free copy, call 1-800/DIAL BEN.


-------------------------------------------------------------------------------
MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENT PRODUCTS:

O ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE
  FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT;

O ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK;

O ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.
-------------------------------------------------------------------------------


This SAI describes the Fund's Class I and Class II shares. Growth Series, Utilities Series, Income Series and U.S. Government Securities Series offer another class of shares with a different sales charge and expense structure, which affects performance. This class is described in a separate SAI and prospectus. For more information, contact your investment representative or call 1-800/DIAL BEN.

THIS SAI IS NOT A PROSPECTUS. IT CONTAINS INFORMATION IN ADDITION TO AND IN MORE DETAIL THAN SET FORTH IN THE PROSPECTUS. THIS SAI IS INTENDED TO PROVIDE YOU WITH ADDITIONAL INFORMATION REGARDING THE ACTIVITIES AND OPERATIONS OF THE FUND, AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

HOW DOES THE FUND INVEST ITS ASSETS?

The following provides more detailed information about some of the securities the Funds may buy and its investment policies. You should read it together with the section in the Prospectus entitled "How Does the Fund Invest Its Assets?"

OPTION TRANSACTIONS. Subject to the investment restrictions noted below, the Fund may write covered call options which trade on national securities exchanges. Call options written by the Fund give the holder the right to buy the underlying securities from the Fund at a stated exercise price. A call option is "covered" if the option writer owns the underlying security which is subject to the call or a call on the same security where the exercise price of the call held is equal to or less than the exercise price of the call written.


The writer of an option receives a premium from the buyer, and retains the premium whether or not the option expires unexercised. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand and interest rates. If a call option is exercised, the writer also experiences a profit or loss from the sale of the underlying security. The writer of a call option may have no control over when the underlying securities must be sold since, with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation.

The Fund may terminate its obligation by effecting a "closing purchase transaction." This is accomplished by buying an option identical to the option previously written. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. There is no guarantee that a closing purchase will be available to be effected at the time desired by the Fund. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund until the time of repurchase. Thereafter, the Fund bears the risk of the security's rise or fall in market value unless it sells the security.


The Fund's manager does not currently intend to write options which would cause the market value of any Fund's open options to exceed 5% of the Fund's total net assets. There is no specific limitation on the Fund's ability to write covered call options. However, as a practical matter, the Fund's option writing activities may be limited by federal regulations. As of the fiscal year ended September 30, 1997, there were no open options transactions in any Fund. U.S. Government Securities Series does not presently engage in option transactions, as discussed in investment restriction 10, below.

ENHANCED CONVERTIBLE SECURITIES. The Fund, other than the U.S. Government Securities Series, may invest in convertible preferred stocks that offer enhanced yield features, such as Preferred Equity Redemption Cumulative Stocks ("PERCS"), which provide an investor, such as the Fund, with the opportunity to earn higher dividend income than is available on a company's common stock. PERCS are preferred stocks that generally feature a mandatory conversion date, as well as a capital appreciation limit which is usually expressed in terms of a stated price. Most PERCS expire three years from the date of issue, at which time they are convertible into common stock of the issuer. PERCS are generally not convertible into cash at maturity. Under a typical arrangement, after three years PERCS convert into one share of the issuer's common stock if the issuer's common stock is trading at a price below that set by the capital appreciation limit, and into less than one full share if the issuer's common stock is trading at a price above that set by the capital appreciation limit. The amount of that fractional share of common stock is determined by dividing the price set by the capital appreciation limit by the market price of the issuer's common stock. PERCS can be called at any time prior to maturity, and hence do not provide call protection. If called early, however, the issuer must pay a call premium over the market price to the investor. This call premium declines at a preset rate daily, up to the maturity date.

The Fund may also invest in other classes of enhanced convertible securities. These include but are not limited to ACES (Automatically Convertible Equity Securities), PEPS (Participating Equity Preferred Stock), PRIDES (Preferred Redeemable Increased Dividend Equity Securities), SAILS (Stock Appreciation Income Linked Securities), TECONS (Term Convertible Notes), QICS (Quarterly Income Cumulative Securities) and DECS (Dividend Enhanced Convertible Securities). ACES, PEPS, PRIDES, SAILS, TECONS, QICS and DECS all have the following features: they are issued by the company, the common stock of which will be received in the event the convertible preferred stock is converted; unlike PERCS, they do not have a capital appreciation limit; they seek to provide the investor with high current income with some prospect of future capital appreciation; they are typically issued with three or four-year maturities; they typically have some built-in call protection for the first two to three years; investors have the right to convert them into shares of common stock at a preset conversion ratio or hold them until maturity, and upon maturity they will necessarily convert into either cash or a specified number of shares of common stock.

Similarly, there may be enhanced convertible debt obligations issued by the operating company, whose common stock is to be acquired in the event the security is converted or by a different issuer, such as an investment bank. These securities may be identified by names such as ELKS (Equity Linked Securities) or similar names. Typically they share most of the salient characteristics of an enhanced convertible preferred stock but will be ranked as senior or subordinated debt in the issuer's corporate structure according to the terms of the debt indenture. There may be additional types of convertible securities not specifically referred to herein which may be also similar to those described in which a Fund may invest, consistent with its objectives and policies.


An investment in an enhanced convertible security or any other security may involve additional risks to the Fund. The Fund may have difficulty disposing of such securities because there may be a thin trading market for a particular security at any given time. Reduced liquidity may have an adverse impact on market price and the Fund's ability to dispose of particular securities, when necessary, to meet the Fund's liquidity needs or in response to a specific economic event, such as the deterioration in the creditworthiness of an issuer. Reduced liquidity in the secondary market for certain securities may also make it more difficult for the Fund to obtain market quotations based on actual trades for purposes of valuing the Fund's portfolio. The Fund, however, intends to acquire liquid securities, though there can be no assurances that this will be achieved. U.S. Government Securities Series does not invest in convertible preferred stocks.


LOAN PARTICIPATIONS - Income Series may invest up to 5% of its total assets (at the time of investment) in loan participations, all of which may have speculative characteristics, when the fund's investment manager believes such investments offer the possibility of long-term appreciation in value.

Loan participations are interests in floating or variable rate senior loans ("Loans") to U.S. corporations, partnerships and other entities ("Borrowers") which operate in a variety of industries and geographical regions. An investment in loan participations carries a high degree of risk and may have the consequence that interest payments with respect to such securities may be reduced, deferred, suspended or eliminated and may have the further consequence that principal payments may likewise be reduced, deferred, suspended or canceled, causing the loss of the entire amount of the investment. Loans will generally be acquired by Income Series from a bank, finance company or other similar financial services entity ("Lender").

Loans in which Income Series will purchase participation interests may pay interest at rates which are periodically redetermined on the basis of a base lending rate plus a premium. These base lending rates are generally the Prime Rate offered by a major U.S. bank, the London Inter-Bank Offered Rate, the CD rate or other base lending rates used by commercial lenders. The Loans typically have the most senior position in a Borrower's capital structure, although some Loans may hold an equal ranking with other senior securities of the Borrower. Although the Loans generally are secured by specific collateral, Income Series may invest in Loans which are not secured by any collateral. Uncollateralized Loans pose a greater risk of nonpayment of interest or loss of principal than do collateralized Loans. The collateral underlying a collateralized Loan may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of such assets would satisfy fully a Borrower's obligations under a Loan. Income Series is not subject to any restrictions with respect to the maturity of the Loans in which it purchases participation interests.


The Loans generally are not rated by nationally recognized statistical rating organizations. Ratings of other securities issued by a Borrower do not necessarily reflect adequately the relative quality of a Borrower's Loans. Therefore, although Advisers may consider such ratings in determining whether to invest in a particular Loan, such ratings, will not be the determinative factor in Advisers analysis.

The Loans are not readily marketable and may be subject to restrictions on resale. Participation interests in the Loans generally are not listed on any national securities exchange or automated quotation system and no regular market has developed for such interests. Any secondary purchases and sales of loan participations generally are conducted in private transactions between buyers and sellers. Many of the Loans in which the Income Series expects to purchase interests are of a relatively large principal amount and are held by a relatively large number of owners which, in Advisers' opinion, should enhance the relative liquidity of such interests.


When acquiring a loan participation, Income Series will have a contractual relationship only with the Lender (typically an entity in the banking, finance or financial services industries), not with the Borrower. Income Series has the right to receive payments of principal and interest to which it is entitled only from the Lender selling the loan participation and only upon receipt by such Lender of such payments from the Borrower. In connection with purchasing loan participations, Income Series generally will have no right to enforce compliance by the Borrower with the terms of the Loan Agreement, nor any rights with respect to any funds acquired by other Lenders through set-off against the Borrower, and the Fund may not directly benefit from the collateral supporting the Loan in which it has purchased the loan participation. As a result, Income Series may assume the credit risk of both the Borrower and the Lender selling the loan participation. In the event of the insolvency of the Lender selling a loan participation, Income Series may be treated as a general creditor of such Lender, and may not benefit from any set-off between such Lender and the Borrower.

GNMA CERTIFICATES. Securities of the type to be included in U.S. Government Securities Series portfolio have historically involved little risk to principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period of a shareholder's investment in the Fund. The U.S. government has never defaulted and never delayed payments of interest or principal on its obligations, however, this does not guarantee the value of a shareholder's investment in U.S. Government Securities Series.

WHEN-ISSUED, DELAYED DELIVERY AND TO-BE-ANNOUNCED ("TBA") Transactions. Income Series may purchase debt obligations and U.S. Government Series may purchase and sell GNMA Certificates on a "when-issued," "delayed delivery" or "TBA" basis. These transactions are arrangements under which either Fund may purchase securities with payment and delivery scheduled for a future time, generally within 30 to 60 days. These transactions are subject to market fluctuation and are subject to the risk that the value or yields at delivery may be more or less than the purchase price or yields available when the transaction was entered into. Although both Funds will generally purchase these securities on a when-issued or TBA basis with the intention of acquiring such securities, they may sell such securities before the settlement date if it is deemed advisable. When a Fund is the buyer in such a transaction, it will maintain, in a segregated account with its custodian bank, cash or high-grade marketable securities having an aggregate value equal to the amount of such purchase commitments until payment is made. To the extent the Fund engages in when-issued, delayed delivery or TBA transactions, it will do so only for the purpose of acquiring portfolio securities consistent with the Fund's investment objectives and policies, and not for the purpose of investment leverage. In when-issued, delayed delivery and TBA transactions, the Fund relies on the seller to complete the transaction. The other party's failure to do so may cause the Fund to miss a price or yield considered advantageous. Securities purchased on a when-issued, delayed delivery or TBA basis do not generally earn interest until their scheduled delivery date. Neither Fund is subject to any percentage limit on the amount of its assets which may be invested in when-issued, delayed delivery or TBA purchase obligations.

OTHER POLICIES - As discussed in the Prospectus, the Funds, other than U.S. Government Securities Series, may enter into repurchase agreements with banks or government securities dealers recognized by the Federal Reserve Board and which have been approved by the Board, who agree to repurchase the securities at a predetermined price within a specified time (normally one day to one week). In these transactions, the securities purchased by the Fund have an initial total value in excess of the value of the repurchase agreement and are held by the Fund's custodian bank until repurchased. Such arrangements permit the Fund to keep all of its assets at work while retaining flexibility in pursuit of investments of a longer-term nature. Repurchase agreements of more than one week's duration are considered to be illiquid. U.S. Government Securities Series does not engage in repurchase agreements.

There are no restrictions or limitations on investments in obligations of the U.S. government, or of corporations chartered by Congress as federal government instrumentalities. The underlying assets may be retained in cash, including cash equivalents which are Treasury bills, commercial paper and short-term bank obligations such as certificates of deposit and bankers' acceptances. However, it is intended that only as much of the underlying assets of each Fund be retained in cash as is deemed desirable or expedient under then-existing market conditions.

Each Fund, other than U.S. Government Securities Series, may invest in securities that cannot be offered to the public for sale without first being registered under the Securities Act of 1933 ("restricted securities"), or in other securities which, in the opinion of the Board, may be otherwise illiquid. Illiquid equity securities will not be purchased if, upon such purchase, such securities will constitute 5% of the value of the total net assets of the Fund.

As noted in the Prospectus, it is also the policy of each Fund that illiquid securities may not constitute, at the time of purchase, more than 10% of the value of the total net assets of the Fund in which they are held. Generally an "illiquid security" is any security that cannot be disposed of promptly and in the ordinary course of business at approximately the amount at which the Fund has valued the instrument. Custodian Funds' Board has authorized the Funds to invest in restricted securities where such investment is consistent with each Fund's investment objective and has authorized such securities to be considered liquid and thus not subject to the foregoing limitation, to the extent the investment manager determines that there is a liquid institutional or other market for such securities - for example, restricted securities which may be freely transferred among qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended, and for which a liquid institutional market has developed. The Board will review any determination by the investment manager to treat a restricted security as a liquid security on an ongoing basis, including the investment manager's assessment of current trading activity and the availability of reliable price information. In determining whether a restricted security is properly considered a liquid security, the investment manager and the Board will take into account the following factors:
(i) the frequency of trades and quotes for the security; (ii) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (iii) dealer undertakings to make a market in the security; and (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). To the extent a Fund invests in restricted securities that are deemed liquid, the general level of illiquidity in the Fund may be increased if qualified institutional buyers become uninterested in purchasing these securities or the market for these securities contracts.

INVESTMENT RESTRICTIONS

Custodian Funds has adopted the following restrictions as fundamental policies. These restrictions may not be changed without the approval of a majority of the outstanding voting securities of Custodian Funds. Under the 1940 Act, this means the approval of (i) more than 50% of the outstanding shares of Custodian Funds or (ii) 67% or more of the shares of Custodian Funds present at a shareholder meeting if more than 50% of the outstanding shares of Custodian Funds are represented at the meeting in person or by proxy, whichever is less.

Custodian Funds MAY NOT:


 1. Borrow money or mortgage or pledge any of the assets of the Fund, except that borrowings for temporary or emergency purposes may be made in an amount up to 5% of total asset value.

 2. Buy any securities on "margin" or sell any securities "short."


 3. Lend any funds or other assets, except by the purchase of publicly distributed bonds, debentures, notes, to-be-announced securities or other debt securities and except that securities of any Fund, other than the U.S.
Government Securities Series, may be loaned to broker-dealers or other institutional investors as discussed in the Fund's Prospectus under "Loans of Portfolio Securities." For additional information relating to this policy see discussions under "Loan Participations" and limitations on illiquid securities under "Other Policies."


 4. Act as underwriter of securities issued by other persons except insofar as the Fund may be technically deemed an underwriter under the federal securities laws in connection with the disposition of portfolio securities.


 5. Invest more than 5% of the value of the gross assets of a Fund in the securities of any one issuer, but this limitation does not apply to investments in securities issued or guaranteed by the U.S. government or its instrumentalities. (Growth, DynaTech, Income and Utilities Series also have policies that concentration of investments in a single industry may not exceed 25% of their assets, except that Utilities Series will concentrate its investments in the utilities industry.)

 6. Purchase the securities of any issuer which would result in any Fund owning more than 10% of the outstanding voting securities of an issuer.


 7. Purchase from or sell to its officers and directors, or any firm of which any officer or director is a member, as principal, any securities, but may deal with such persons or firms as brokers and pay a customary brokerage commission; retain securities of any issuer if, to the knowledge of the Fund, one or more of its officers, directors or investment advisor own beneficially more than one-half of 1% of the securities of such issuer and all such officers and directors together own beneficially more than 5% of such securities.

 8. Purchase any securities issued by a corporation which has not been in continuous operation for three years, but such period may include the operation of a predecessor.

 9. Acquire, lease or hold real estate except such as may be necessary or advisable for the maintenance of its offices.


10. Invest in commodities and commodity contracts, puts, calls, straddles, spreads or any combination thereof, or interests in oil, gas or other mineral exploration or development programs. The Fund may, however, write covered call options listed for trading on a national securities exchange and purchase call options to the extent necessary to cancel call options previously written. At the present, there are no options listed for trading on a national securities exchange covering the types of securities which are appropriate for investment by the U.S. Government Securities Series and, therefore, there are no option transactions available for that Fund.


11. Invest in companies for the purpose of exercising control or management.


12. Purchase securities of other investment companies; except to the extent each Fund invests its uninvested daily cash balances in shares of the Franklin Money Fund and other money market funds in the Franklin Templeton Group of Funds provided (i) its purchases and redemptions of such money market fund shares may not be subject to any purchase or redemption fees, (ii) its investments may not be subject to duplication of management fees, nor to any charge related to the expense of distributing each Fund's shares (as determined under Rule 12b-1, as amended, under the federal securities laws) and (iii) provided aggregate investments by a Fund in any such money market fund do not exceed (A) the greater of (i) 5% of each Fund's total net assets or (ii) $2.5 million, or (B) more than 3% of the outstanding shares of any such money market fund.

If a bankruptcy or other extraordinary event occurs concerning a particular security owned by the Fund, the Fund may receive stock, real estate, or other investments that the Fund would not, or could not, buy. In this case, the Fund intends to dispose of the investment as soon as practicable while maximizing the return to shareholders.

If a percentage restriction is met at the time of investment, a later increase or decrease in the percentage due to a change in the value or liquidity of portfolio securities or the amount of assets will not be considered a violation of any of the foregoing restrictions.

OFFICERS AND DIRECTORS

The Board has the responsibility for the overall management of Custodian Funds, including general supervision and review of its investment activities. The Board, in turn, elects the officers of Custodian Funds who are responsible for administering each Fund's day-to-day operations. The affiliations of the officers and Board members and their principal occupations for the past five years are shown below. Members of the Board who are considered "interested persons" of Custodian Funds under the 1940 Act are indicated by an asterisk (*).

                              Positions and           Principal Occupations
Name, Age and                 Offices with the        During the Past Five
ADDRESS                       FUND                    YEARS

 Harris J. Ashton (65)             Director
 General Host Corporation
 Metro Center, 1 Station Place
 Stamford, CT 06904-2045

President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers); Director, RBC Holdings, Inc. (a bank holding company) and Bar-S Foods (a meat packing company); and director or trustee, as the case may be, of 52 of the investment companies in the Franklin Templeton Group of Funds.

 S. Joseph Fortunato (65)           Director
 Park Avenue at Morris County
 P.O. Box 1945
 Morristown, NJ 07962-1945

Member of the law firm of Pitney, Hardin, Kipp & Szuch; Director, General Host Corporation (nursery and craft centers); and director or trustee, as the case may be, of 54 of the investment companies in the Franklin Templeton Group of Funds.

*Edith E. Holiday (45)              Director
 3239 38th Street, N.W.
 Washington, DC 20016

Director (1993-present) of Amerada Hess Corporation and Hercules Incorporated; Director of Beverly Enterprises, Inc. (1995-present) and H.J. Heinz Company (1994-present; formerly, chairman (1995-1997) and trustee (1993-1997) of National Child Research Center; assistant to the President of the United States and Secretary of the Cabinet (1990-1993), general counsel to the United States Treasury Department (1989-1990) and counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989); and trustee or director of 24 of the investment companies in the Franklin Templeton Group of Funds.

*Charles B. Johnson (65)            President
 777 Mariners Island Blvd.          and Director
 San Mateo, CA 94404


President, Chief Executive Officer and Director, Franklin Resources, Inc.; Chairman of the Board and Director, Franklin Advisers, Inc., Franklin Advisory Services, Inc., Franklin Investment Advisory Services, Inc. and Franklin Templeton Distributors, Inc.; Director, Franklin/Templeton Investor Services, Inc., Franklin Templeton Services, Inc. and General Host Corporation (nursery and craft centers); and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 53 of the investment companies in the Franklin Templeton Group of Funds.

*Rupert H. Johnson, Jr. (57)        Vice President
 777 Mariners Island Blvd.          and Director
 San Mateo, CA 94404

Executive Vice President and Director, Franklin Resources, Inc. and Franklin Templeton Distributors, Inc.; President and Director, Franklin Advisers, Inc.; Senior Vice President and Director, Franklin Advisory Services, Inc. and Franklin Investment Advisory Services, Inc.; Director, Franklin/Templeton Investor Services, Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 57 of the investment companies in the Franklin Templeton Group of Funds.

 Gordon S. Macklin (69)             Director
 8212 Burning Tree Road
 Bethesda, MD 20817

Chairman, White River Corporation (financial services); Director, Fund American Enterprises Holdings, Inc., MCI Communications Corporation, CCC Information Services Group, Inc. (information services), MedImmune, Inc. (biotechnology), Shoppers Express (home shopping), and Spacehab, Inc. (aerospace services); and director or trustee, as the case may be, of 51 of the investment companies in the Franklin Templeton Group of Funds; formerly Chairman, Hambrecht and Quist Group, Director, H & Q Healthcare Investors, and President, National Association of Securities Dealers, Inc.

 Harmon E. Burns (52)               Vice President
 777 Mariners Island Blvd.
 San Mateo, CA 94404

Executive Vice President, Secretary and Director, Franklin Resources, Inc.; Executive Vice President and Director, Franklin Templeton Distributors, Inc. and Franklin Templeton Services, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin/Templeton Investor Services, Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 57 of the investment companies in the Franklin Templeton Group of Funds.

 Martin L. Flanagan (37)            Vice President
 777 Mariners Island Blvd.          and Chief
 San Mateo, CA 94404                Financial Officer

Senior Vice President and Chief Financial Officer, Franklin Resources, Inc.; Executive Vice President and Director, Templeton Worldwide, Inc.; Executive Vice President, Chief Operating Officer and Director, Templeton Investment Counsel, Inc.; Senior Vice President and Treasurer, Franklin Advisers, Inc.; Treasurer, Franklin Advisory Services, Inc.; Treasurer and Chief Financial Officer, Franklin Investment Advisory Services, Inc.; President, Franklin Templeton Services, Inc.; Senior Vice President, Franklin/Templeton Investor Services, Inc.; and officer and/or director or trustee, as the case may be, of 57 of the investment companies in the Franklin Templeton Group of Funds.

 Deborah R. Gatzek (49)            Vice President
 777 Mariners Island Blvd.
 San Mateo, CA 94404

Senior Vice President and General Counsel, Franklin Resources, Inc.; Senior Vice President, Franklin Templeton Services, Inc. and Franklin Templeton Distributors, Inc.; Vice President, Franklin Advisers, Inc. and Franklin Advisory Services, Inc.; Vice President, Chief Legal Officer and Chief Operating Officer, Franklin Investment Advisory Services, Inc.; and officer of 57 of the investment companies in the Franklin Templeton Group of Funds.

 Diomedes Loo-Tam (58)            Treasurer
 777 Mariners Island Blvd.        and Principal
 San Mateo, CA 94404              Accounting
                                  Officer

Senior Vice President, Franklin Templeton Services, Inc.; and officer of 34 of the investment companies in the Franklin Templeton Group of Funds.

 Brian E. Lorenz (58)             Secretary
 One North Lexington Avenue
 White Plains, NY 10001-1700

Attorney, member of the law firm of Bleakley Platt & Schmidt; and officer of three of the investment companies in the Franklin Templeton Group of Funds.

The table above shows the officers and Board members who are affiliated with Distributors, Advisers and Investment Advisory. Nonaffiliated members of the Board are currently paid $1,350 per month plus $1,300 per meeting attended. As shown above, the nonaffiliated Board members also serve as directors or trustees of other investment companies in the Franklin Templeton Group of Funds. They may receive fees from these funds for their services. The following table provides the total fees paid to nonaffiliated Board members by Custodian Funds and by other funds in the Franklin Templeton Group of Funds.

                                                                NUMBER OF
                                                              BOARDS IN THE
                                        TOTAL FEES              FRANKLIN
                        TOTAL FEES     RECEIVED FROM THE      TEMPLETON GROUP
                      RECEIVED FROM    FRANKLIN TEMPLETON       OF FUNDS ON
                         THE FUND*     GROUP OF FUNDS**     WHICH EACH SERVES***
Harris J. Ashton             $30,500       $344,642                52
S. Joseph Fortunato           30,500        361,562                54
Edith E. Holiday                   0         72,875                24
Gordon S. Macklin             30,500        337,292                51

*For the fiscal year ended September 30, 1997.
**For the calendar year ended December 31, 1997.
***We base the number of boards on the number of registered investment companies in the Franklin Templeton Group of Funds. This number does not include the total number of series or funds within each investment company for which the Board members are responsible. The Franklin Templeton Group of Funds currently includes 58 registered investment companies, with approximately 171 U.S. based funds or series.

Nonaffiliated members of the Board are reimbursed for expenses incurred in connection with attending board meetings, paid pro rata by each fund in the Franklin Templeton Group of Funds for which they serve as director or trustee. No officer or Board member received any other compensation, including pension or retirement benefits, directly or indirectly from the Fund or other funds in the Franklin Templeton Group of Funds. Certain officers or Board members who are shareholders of Resources may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.

During the fiscal year ended September 30, 1997, legal fees and expenses of $74,098 were paid to the law firm of which Mr. Lorenz, an officer of Custodian Funds, is a partner, and which acts as counsel to the Fund.

As of January 2, 1998, the officers and Board members, as a group, owned of record and beneficially the following shares of the Fund: approximately 4,428.423 shares of Growth Series - Class I, 4,094.172 shares of Growth Series - Advisor Class, 102.460 shares of Utilities Series - Class I, 13,603.842 shares of DynaTech Series - Class I, 439.436 shares of Income Series - Class I, 12,633.274 shares of Income Series - Advisor Class, 48,364.879 shares of U.S.
Government Securities Series Class I and 9,716.923 shares of U.S. Government Securities Series - Advisor Class, or less than 1% of the total outstanding Class I and Advisor Class shares of each Fund and 29,290.179 shares of Utilities Series - Advisor Class, or less than 3% of the total outstanding Advisor Class shares of Utilities Series. Many of the Board members also own shares in other funds in the Franklin Templeton Group of Funds. Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

INVESTMENT MANAGEMENT
AND OTHER SERVICES

INVESTMENT MANAGER AND SERVICES PROVIDED. Advisers is the investment manager of the Funds, except for Growth Series. Growth Series' investment manager is Investment Advisory. The investment manager provides investment research and portfolio management services, including the selection of securities for the Fund to buy, hold or sell and the selection of brokers through whom the Fund's portfolio transactions are executed. The investment manager's activities are subject to the review and supervision of the Board to whom the investment manager renders periodic reports of the Fund's investment activities. Each investment manager and its officers, directors and employees are covered by fidelity insurance for the protection of the Funds.

The investment managers and their affiliates act as investment manager to numerous other investment companies and accounts. The investment manager may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by the investment manager on behalf of the Fund. Similarly, with respect to the Fund, the investment manager is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that the investment manager and access persons, as defined by the 1940 Act, may buy or sell for its or their own account or for the accounts of any other fund. The investment manager is not obligated to refrain from investing in securities held by the Fund or other funds that it manages. Of course, any transactions for the accounts of the investment manager and other access persons will be made in compliance with the Fund's Code of Ethics. Please see "Miscellaneous Information - Summary of Code of Ethics."

MANAGEMENT FEES. Under its management agreement, each Fund pays the investment manager a management fee equal to a monthly rate of 5/96 of 1% of the value of net assets up to and including $100 million; and 1/24 of 1% of the value of net assets over $100 million and not over $250,000,000; and 9/240 of 1% of the value of net assets over $250 million and not over $10 billion; and 11/300 of 1% of the value of net assets over $10 billion and not over $12.5 billion; and 7/200 of 1% of the value of net assets over $12.5 billion and not over $15 billion; and 1/30 of 1% of the value of net assets over $15 billion and not over $17.5 billion; and 19/100 of 1% of the value of net assets over $17.5 billion and not over $20 billion; and 3/100 of 1% of the value of net assets in excess of $20 billion. The fee is computed at the close of business on the last business day of each month. Each class pays its proportionate share of the management fee.

For the fiscal years ended September 30, 1995, 1996 and 1997, management fees paid to the in vestment manager were as follows:

FUND                                       1995            1996         1997
------------------------------------------------------------------------------
Growth Series                         $ 2,969,094     $ 4,329,460    $6,295,304
DynaTech Series                           491,673         601,568       840,480
Utilities Series                       12,223,592      12,335,820     9,987,693
Income Series                          23,887,430      30,075,761    35,364,027
U.S.Government Securities
 Series                                50,269,876      48,138,799    44,411,776

MANAGEMENT AGREEMENT. The management agreement for each Fund is in effect until January 31, 1999. Each agreement may continue in effect for successive annual periods if its continuance is specifically approved at least annually by a vote of the Board or by a vote of the holders of a majority of Custodian Funds' outstanding voting securities, and in either event by a majority vote of the Board members who are not parties to the management agreement or interested persons of any such party (other than as members of the Board), cast in person at a meeting called for that purpose. Each management agreement may be terminated without penalty at any time by the Board or by a vote of the holders of a majority of Custodian Funds' outstanding voting securities on 30 days' written notice to the investment manager, or by the investment manager on 30 days' written notice to Custodian Funds, and will automatically terminate in the event of its assignment, as defined in the 1940 Act.

ADMINISTRATIVE SERVICES. Under an agreement with the investment manager, FT Services provides certain administrative services and facilities for Custodian Funds. These include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements. FT Services is a wholly owned subsidiary of Resources.

Under its administration agreement, the investment manager pays FT Services a monthly administration fee equal to an annual rate of 0.15% of the Fund's average daily net assets up to $200 million, 0.135% of average daily net assets over $200 million up to $700 million, 0.10% of average daily net assets over $700 million up to $1.2 billion, and 0.075% of average daily net assets over $1.2 billion. The fee is paid by the investment manager. It is not a separate expense of the Fund.

SHAREHOLDER SERVICING AGENT. Investor Services, a wholly owned subsidiary of Resources, is Custodian Funds' shareholder servicing agent and acts as the Fund's transfer agent and dividend-paying agent. Investor Services is compensated on the basis of a fixed fee per account. Custodian Funds may also reimburse Investor Services for certain out-of-pocket expenses, which may include payments by Investor Services to entities, including affiliated entities, that provide sub-shareholder services, recordkeeping and/or transfer agency services to beneficial owners of the Fund. The amount of reimbursements for these services per benefit plan participant Fund account per year may not exceed the per account fee payable by Custodian Funds to Investor Services in connection with maintaining shareholder accounts.

CUSTODIAN. Bank of New York, Mutual Funds Division, 90 Washington Street, New York, New York 10286, acts as custodian of the securities and other assets of Custodian Funds. The custodian does not participate in decisions relating to the purchase and sale of portfolio securities.

AUDITORS. Coopers & Lybrand L.L.P., 333 Market Street, San Francisco, California 94105, are Custodian Funds' independent auditors. During the fiscal year ended September 30, 1997, their auditing services consisted of rendering an opinion on the financial statements of Custodian Funds included in Custodian Funds' Annual Report to Shareholders for the fiscal year ended September 30, 1997.

HOW DOES THE FUND BUY
SECURITIES FOR ITS PORTFOLIO?

The investment manager selects brokers and dealers to execute the Fund's portfolio transactions in accordance with criteria set forth in the management agreement and any directions that the Board may give.

When placing a portfolio transaction, the investment manager seeks to obtain prompt execution of orders at the most favorable net price. For portfolio transactions on a securities exchange, the amount of commission paid by the Fund is negotiated between the investment manager and the broker executing the transaction. The determination and evaluation of the reasonableness of the brokerage commissions paid are based to a large degree on the professional opinions of the persons responsible for placement and review of the transactions. These opinions are based on the experience of these individuals in the securities industry and information available to them about the level of commissions being paid by other institutional investors of comparable size. The investment manager will ordinarily place orders to buy and sell over-the-counter securities on a principal rather than agency basis with a principal market maker unless, in the opinion of the investment manager, a better price and execution can otherwise be obtained. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask price.

The investment manager may pay certain brokers commissions that are higher than those another broker may charge, if the investment manager determines in good faith that the amount paid is reasonable in relation to the value of the brokerage and research services it receives. This may be viewed in terms of either the particular transaction or the investment manager's overall responsibilities to client accounts over which it exercises investment discretion. The services that brokers may provide to the investment manager include, among others, supplying information about particular companies, markets, countries, or local, regional, national or transnational economies, statistical data, quotations and other securities pricing information, and other information that provides lawful and appropriate assistance to the investment manager in carrying out its investment advisory responsibilities. These services may not always directly benefit the Fund. They must, however, be of value to the investment manager in carrying out its overall responsibilities to its clients.

Since most purchases by U.S. Government Securities Series are principal transactions at net prices, U.S. Government Securities Series incurs little or no brokerage costs. The Fund deals directly with the selling or buying principal or market maker without incurring charges for the services of a broker on its behalf, unless it is determined that a better price or execution may be obtained by using the services of a broker. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask prices. The Fund seeks to obtain prompt execution of orders at the most favorable net price. Transactions may be directed to dealers in return for research and statistical information, as well as for special services provided by the dealers in the execution of orders.

It is not possible to place a dollar value on the special executions or on the research services the investment manager receives from dealers effecting transactions in portfolio securities. The allocation of transactions in order to obtain additional research services permits the investment manager to supplement its own research and analysis activities and to receive the views and information of individuals and research staffs of other securities firms. As long as it is lawful and appropriate to do so, the investment manager and its affiliates may use this research and data in their investment advisory capacities with other clients. If the Fund's officers are satisfied that the best execution is obtained, the sale of Fund shares, as well as shares of other funds in the Franklin Templeton Group of Funds, may also be considered a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.

Because Distributors is a member of the NASD, it may sometimes receive certain fees when the Fund tenders portfolio securities pursuant to a tender-offer solicitation. As a means of recapturing brokerage for the benefit of the Fund, any portfolio securities tendered by the Fund will be tendered through Distributors if it is legally permissible to do so. In turn, the next management fee payable to the investment manager will be reduced by the amount of any fees received by Distributors in cash, less any costs and expenses incurred in connection with the tender.

If purchases or sales of securities of the Fund and one or more other investment companies or clients supervised by the investment manager are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the investment manager, taking into account the respective sizes of the funds and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the Fund is concerned. In other cases it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Fund.

During the fiscal years ended September 30, 1995, 1996 and 1997, the Fund paid brokerage commissions as follows:

FUND                                         1995         1996            1997
------------------------------------------------------------------------------
Growth Series                          $   50,102     $105,528      $   78,178
DynaTech Series                            11,850       18,930          11,855
Utilities Series                        1,025,293    1,525,621       1,146,668
Income Series                             895,111    1,220,342         848,922
U.S.Government Securities Series              -0-          -0-             -0-

As of September 30, 1997, the Fund did not own securities of its regular broker-dealers.

HOW DO I BUY, SELL AND EXCHANGE SHARES?


ADDITIONAL INFORMATION ON BUYING SHARES


Custodian Funds continuously offers its shares through Securities Dealers who have an agreement with Distributors. Securities Dealers may at times receive the entire sales charge. A Securities Dealer who receives 90% or more of the sales charge may be deemed an underwriter under the Securities Act of 1933, as amended.

Securities laws of states where Custodian Funds offers its shares may differ from federal law. Banks and financial institutions that sell shares of the Funds may be required by state law to register as Securities Dealers. Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages indicated in the table under "How Do I Buy Shares? - Purchase Price of Fund Shares" in the Prospectus.


When you buy shares, if you submit a check or a draft that is returned unpaid to the Fund we may impose a $10 charge against your account for each returned item.


Under agreements with certain banks in Taiwan, Republic of China, Custodian Funds' shares are available to these banks' trust accounts without a sales charge. The banks may charge service fees to their customers who participate in the trusts. A portion of these service fees may be paid to Distributors or one of its affiliates to help defray expenses of maintaining a service office in Taiwan, including expenses related to local literature fulfillment and communication facilities.


Class I shares of the Fund may be offered to investors in Taiwan through securities advisory firms known locally as Securities Investment Consulting Enterprises. In conformity with local business practices in Taiwan, Class I shares may be offered with the following schedule of sales charges:

For the Growth Series and DynaTech Series:


                                         SALES
SIZE OF PURCHASE - U.S. DOLLARS          CHARGE

Under $30,000                             3%
$30,000 but less than $50,000             2.5%
$50,000 but less than $100,000            2.0%
$100,000 but less than $200,000           1.5%
$200,000 but less than $400,000           1.0%
$400,000 or more                                   0%


For the Utilities Series, Income Series and U.S. Government Securities Series:


                                         SALES
SIZE OF PURCHASE - U.S. DOLLARS          CHARGE

Under $30,000                             3%
$30,000 but less than $100,000            2%
$100,000 but less than $400,000           1%
$400,000 or more                          0%

OTHER PAYMENTS TO SECURITIES DEALERS. For Growth and DynaTech Series, Distributors may pay the following commissions, out of its own resources, to Securities Dealers who initiate and are responsible for purchases of Class I shares of $1 million or more: 1% on sales of $1 million to $2 million, plus 0.80% on sales over $2 million to $3 million, plus 0.50% on sales over $3 million to $50 million, plus 0.25% on sales over $50 million to $100 million, plus 0.15% on sales over $100 million. For Income, Utilities, and U.S. Government Securities Series, Distributors may pay the following commissions, out of its own resources, to Securities Dealers who initiate and are responsible for purchases of Class I shares of $1 million or more: 0.75% on sales of $1 million to $2 million, plus 0.60% on sales over $2 million to $3 million, plus 0.50% on sales over $3 million to $50 million, plus 0.25% on sales over $50 million to $100 million, plus 0.15% on sales over $100 million.

Either Distributors or one of its affiliates may pay the following amounts, out of its own resources, to Securities Dealers who initiate and are responsible for purchases of Class I shares by certain retirement plans without a front-end sales charge, as discussed in the Prospectus: 1% on sales of $500,000 to $2 million, plus 0.80% on sales over $2 million to $3 million, plus 0.50% on sales over $3 million to $50 million, plus 0.25% on sales over $50 million to $100 million, plus 0.15% on sales over $100 million. Distributors may make these payments in the form of contingent advance payments, which may be recovered from the Securities Dealer or set off against other payments due to the dealer if shares are sold within 12 months of the calendar month of purchase. Other conditions may apply. All terms and conditions may be imposed by an agreement between Distributors, or one of its affiliates, and the Securities Dealer.


These breakpoints are reset every 12 months for purposes of additional purchases.

Distributors and/or its affiliates provide financial support to various Securities Dealers that sell shares of the Franklin Templeton Group of Funds. This support is based primarily on the amount of sales of fund shares. The amount of support may be affected by: total sales; net sales; levels of redemptions; the proportion of a Securities Dealer's sales and marketing efforts in the Franklin Templeton Group of Funds; a Securities Dealer's support of, and participation in, Distributors' marketing programs; a Securities Dealer's compensation programs for its registered representatives; and the extent of a Securities Dealer's marketing programs relating to the Franklin Templeton Group of Funds. Financial support to Securities Dealers may be made by payments from Distributors' resources, from Distributors' retention of underwriting concessions and, in the case of funds that have Rule 12b-1 plans, from payments to Distributors under such plans. In addition, certain Securities Dealers may receive brokerage commissions generated by fund portfolio transactions in accordance with the NASD's rules.


LETTER OF INTENT. You may qualify for a reduced sales charge when you buy Class I shares, as described in the Prospectus. At any time within 90 days after the first investment that you want to qualify for a reduced sales charge, you may file with the Fund a signed shareholder application with the Letter of Intent section completed. After the Letter is filed, each additional investment will be entitled to the sales charge applicable to the level of investment indicated on the Letter. Sales charge reductions based on purchases in more than one Franklin Templeton Fund will be effective only after notification to Distributors that the investment qualifies for a discount. Your holdings in the Franklin Templeton Funds acquired more than 90 days before the Letter is filed will be counted towards completion of the Letter, but they will not be entitled to a retroactive downward adjustment in the sales charge. Any redemptions you make during the 13 month period, except in the case of certain retirement plans, will be subtracted from the amount of the purchases for purposes of determining whether the terms of the Letter have been completed. If the Letter is not completed within the 13 month period, there will be an upward adjustment of the sales charge, depending on the amount actually purchased (less redemptions) during the period. The upward adjustment does not apply to certain retirement plans. If you execute a Letter before a change in the sales charge structure of the Fund, you may complete the Letter at the lower of the new sales charge structure or the sales charge structure in effect at the time the Letter was filed.


As mentioned in the Prospectus, five percent (5%) of the amount of the total intended purchase will be reserved in Class I shares of the Fund registered in your name until you fulfill the Letter. This policy of reserving shares does not apply to certain retirement plans. If total purchases, less redemptions, equal the amount specified under the Letter, the reserved shares will be deposited to an account in your name or delivered to you or as you direct. If total purchases, less redemptions, exceed the amount specified under the Letter and is an amount that would qualify for a further quantity discount, a retroactive price adjustment will be made by Distributors and the Securities Dealer through whom purchases were made pursuant to the Letter (to reflect such further quantity discount) on purchases made within 90 days before and on those made after filing the Letter. The resulting difference in Offering Price will be applied to the purchase of additional shares at the Offering Price applicable to a single purchase or the dollar amount of the total purchases. If the total purchases, less redemptions, are less than the amount specified under the Letter, you will remit to Distributors an amount equal to the difference in the dollar amount of sales charge actually paid and the amount of sales charge that would have applied to the aggregate purchases if the total of the purchases had been made at a single time. Upon remittance, the reserved shares held for your account will be deposited to an account in your name or delivered to you or as you direct. If within 20 days after written request the difference in sales charge is not paid, the redemption of an appropriate number of reserved shares to realize the difference will be made. In the event of a total redemption of the account before fulfillment of the Letter, the additional sales charge due will be deducted from the proceeds of the redemption, and the balance will be forwarded to you.

If a Letter is executed on behalf of certain retirement plans, the level and any reduction in sales charge for these plans will be based on actual plan participation and the projected investments in the Franklin Templeton Funds under the Letter. These plans are not subject to the requirement to reserve 5% of the total intended purchase, or to any penalty as a result of the early termination of a plan, nor are these plans entitled to receive retroactive adjustments in price for investments made before executing the Letter.

REINVESTMENT DATE. Shares acquired through the reinvestment of dividends will be purchased at the Net Asset Value determined on the business day following the dividend record date (sometimes known as the "ex-dividend date"). The processing date for the reinvestment of dividends may vary and does not affect the amount or value of the shares acquired.

ADDITIONAL INFORMATION ON EXCHANGING SHARES

If you request the exchange of the total value of your account, declared but unpaid income dividends and capital gain distributions will be exchanged into the new fund and will be invested at Net Asset Value. Backup withholding and information reporting may apply. Information regarding the possible tax consequences of an exchange is included in the tax section in this SAI and in the Prospectus.


If a substantial number of shareholders should, within a short period, sell their shares of the Fund under the exchange privilege, the Fund might have to sell portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this occurs, it is the Fund's general policy to initially invest this money in short-term, interest-bearing money market instruments, unless it is believed that attractive investment opportunities consistent with the Fund's investment objectives exist immediately. This money will then be withdrawn from the short-term, money market instruments and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.


The proceeds from the sale of shares of an investment company are generally not available until the fifth business day following the sale. The funds you are seeking to exchange into may delay issuing shares pursuant to an exchange until that fifth business day. The sale of Fund shares to complete an exchange will be effected at Net Asset Value at the close of business on the day the request for exchange is received in proper form. Please see "May I Exchange Shares for Shares of Another Fund?" in the Prospectus.

ADDITIONAL INFORMATION ON SELLING SHARES


SYSTEMATIC WITHDRAWAL PLAN. There are no service charges for establishing or maintaining a systematic withdrawal plan. Payments under the plan will be made from the redemption of an equivalent amount of shares in your account, generally on the 25th day of the month in which a payment is scheduled. If the 25th falls on a weekend or holiday, we will process the redemption on the next business day.


Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments exceed distributions received from the Fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

The Fund may discontinue a systematic withdrawal plan by notifying you in writing and will automatically discontinue a systematic withdrawal plan if all shares in your account are withdrawn or if the Fund receives notification of the shareholder's death or incapacity.

THROUGH YOUR SECURITIES DEALER. If you sell shares through your Securities Dealer, it is your dealer's responsibility to transmit the order to the Fund in a timely fashion. Any loss to you resulting from your dealer's failure to do so must be settled between you and your Securities Dealer.

REDEMPTIONS IN KIND. The Fund has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior approval of the SEC. In the case of redemption requests in excess of these amounts, the Board reserves the right to make payments in whole or in part in securities or other assets of the Fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the Fund. In these circumstances, the securities distributed would be valued at the price used to compute the Fund's net assets and you may incur brokerage fees in converting the securities to cash. The Fund does not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.

GENERAL INFORMATION

If dividend checks are returned to the Fund marked "unable to forward" by the postal service, we will consider this a request by you to change your dividend option to reinvest all distributions. The proceeds will be reinvested in additional shares at Net Asset Value until we receive new instructions.


Distribution or redemption checks sent to you do not earn interest or any other income during the time the checks remain uncashed. Neither the Fund nor its affiliates will be liable for any loss caused by your failure to cash such checks.

In most cases, if mail is returned as undeliverable we are required to take certain steps to try to find you free of charge. If these attempts are unsuccessful, however, we may deduct the costs of any additional efforts to find you from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.


All checks, drafts, wires and other payment mediums used to buy or sell shares of the Fund must be denominated in U.S. dollars. We may, in our sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank.


SPECIAL SERVICES. Investor Services may pay certain financial institutions that maintain omnibus accounts with the Fund on behalf of numerous beneficial owners for recordkeeping operations performed with respect to such owners. For each beneficial owner in the omnibus account, the Fund may reimburse Investor Services an amount not to exceed the per account fee that the Fund normally pays Investor Services. These financial institutions may also charge a fee for their services directly to their clients.


Certain   shareholder   servicing  agents  may  be  authorized  to  accept  your
transaction request.


HOW ARE FUND SHARES VALUED?

We calculate the Net Asset Value per share as of the close of the NYSE, normally 1:00 p.m. Pacific time, each day that the NYSE is open for trading. As of the date of this SAI, the Fund is informed that the NYSE observes the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

For the purpose of determining the aggregate net assets of the Fund, cash and receivables are valued at their realizable amounts. Interest is recorded as accrued and dividends are recorded on the ex-dividend date. Portfolio securities listed on a securities exchange or on the NASDAQ National Market System for which market quotations are readily available are valued at the last quoted sale price of the day or, if there is no such reported sale, within the range of the most recent quoted bid and ask prices. Over-the-counter portfolio securities are valued within the range of the most recent quoted bid and ask prices. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market as determined by the investment manager.


Portfolio securities underlying actively traded call options are valued at their market price as determined above. The current market value of any option held by the Fund is its last sale price on the relevant exchange before the time when assets are valued. Lacking any sales that day or if the last sale price is outside the bid and ask prices, options are valued within the range of the current closing bid and ask prices if the valuation is believed to fairly reflect the contract's market value.


The value of a foreign security is determined as of the close of trading on the foreign exchange on which it is traded or as of the close of trading on the NYSE, if that is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at noon, New York time, on the day the value of the foreign security is determined. If no sale is reported at that time, the foreign security is valued within the range of the most recent quoted bid and ask prices. Occasionally events that affect the values of foreign securities and foreign exchange rates may occur between the times at which they are determined and the close of the exchange and will, therefore, not be reflected in the computation of the Net Asset Value of each class. If events materially affecting the values of these foreign securities occur during this period, the securities will be valued at their fair value as determined by the investment manager and approved in good faith by the Board.

Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the scheduled close of the NYSE. The value of these securities used in computing the Net Asset Value of each class is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the close of the NYSE that will not be reflected in the computation of the Net Asset Value. If events materially affecting the values of these securities occur during this period, the securities will be valued at their fair value as determined by the investment manager and approved in good faith by the Board.


Other securities for which market quotations are readily available are valued at the current market price, which may be obtained from a pricing service, based on a variety of factors including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific issues. Securities and other assets for which market prices are not readily available are valued at fair value as determined following procedures approved by the Board. With the approval of the Board, the Fund may utilize a pricing service, bank or Securities Dealer to perform any of the above described functions.


ADDITIONAL INFORMATION ON
DISTRIBUTIONS AND TAXES


DISTRIBUTIONS


DISTRIBUTIONS OF NET INVESTMENT INCOME. The Custodian Funds receive income generally in the form of dividends, interest, original issue, market and acquisition discount, and other income derived from its investments. This income, less expenses incurred in the operation of a Fund, constitutes its net investment income from which dividends may be paid to you. Any distributions by a Fund from such income will be taxable to you as ordinary income, whether you take them in cash or in additional shares.

DISTRIBUTIONS OF CAPITAL GAINS. The Custodian Funds may derive capital gains and losses in connection with sales or other dispositions of its portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income. Distributions paid from long-term capital gains realized by a Fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares in a Fund. Any net short-term or long-term capital gains realized by a Fund (net of any capital loss carryovers) generally will be distributed once each year, and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on a Fund.

Under the Taxpayer Relief Act of 1997 (the "1997 Act"), the Custodian Funds are required to report the capital gain distributions paid to you from gains realized on the sale of portfolio securities using the following categories:

"28% RATE GAINS": gains resulting from securities sold by a Fund after July 28, 1997 that were held for more than one year but not more than 18 months, and securities sold by a Fund before May 7, 1997 that were held for more than one year. These gains will be taxable to individual investors at a maximum rate of 28%.

"20% RATE GAINS" gains resulting from securities sold by a Fund after July 28, 1997 that were held for more than 18 months, and under a transitional rule, securities sold by a Fund between May 7 and July 28, 1997 (inclusive) that were held for more than one year. These gains will be taxable to individual investors at a maximum rate of 20% for individual investors in the 28% or higher federal income tax brackets, and at a maximum rate of 10% for investors in the 15% federal income tax bracket.

The Act also provides for a new maximum rate of tax on capital gains of 18% for individuals in the 28% or higher federal income tax brackets and 8% for individuals in the 15% federal income tax bracket for "qualified 5-year gains." For individuals in the 15% bracket, qualified 5-year gains are net gains on securities held for more than 5 years which are sold after December 31, 2000. For individuals who are subject to tax at higher rates, qualified 5-year gains are net gains on securities which are purchased after December 31, 2000 and are held for more than 5 years. Taxpayers subject to tax at the higher rates may also make an election for shares held on January 1, 2001 to recognize gain on their shares in order to qualify such shares as qualified 5-year property.

The Custodian Funds will advise you after the end of each calendar year of the amount of its capital gain distributions paid during the calendar year that qualify for these maximum federal tax rates. Additional information on reporting these distributions on your personal income tax returns is available in Franklin Templeton's Tax Information Handbook. This handbook has been revised to include 1997 Act tax law changes. Questions concerning each investor's personal tax reporting should be addressed to the investor's personal tax advisor.

CERTAIN DISTRIBUTIONS PAID IN JANUARY. Distributions which are declared in October, November or December and paid to you in January of the following year, will be treated for tax purposes as if they had been received by you on December 31 of the year in which they were declared. The Custodian Funds will report this income to you on your Form 1099-DIV for the year in which these distributions were declared.

EFFECT OF FOREIGN INVESTMENTS ON DISTRIBUTIONS. Most foreign exchange gains realized on the sale of debt instruments are treated as ordinary income by a Fund. Similarly, you should be aware that any foreign exchange losses realized by a Fund, on the sale of debt instruments, are generally treated as ordinary losses by the Fund. These gains when distributed will be taxable to you as ordinary dividends, and any losses will reduce a Fund's ordinary income otherwise available for distribution to you. This treatment could increase or reduce a Fund's ordinary income distributions to you, and may cause some or all of a Fund's previously distributed income to be classified as a return of capital.

The 1997 Act also simplifies the procedures by which investors in funds that invest in foreign securities can claim tax credits on their individual income tax returns for the foreign taxes paid by a Fund. These provisions will allow investors who claim a credit for foreign taxes paid of $300 or less on a single return or $600 or less on a joint return during any year (all of which must be reported on IRS Form 1099-DIV from a Fund to the investor) to bypass the burdensome and detailed reporting requirements on the supporting foreign tax credit schedule (Form 1116) and report foreign taxes paid directly on page 2 of Form 1040. YOU SHOULD NOTE THAT THIS SIMPLIFIED PROCEDURE WILL NOT BE AVAILABLE UNTIL CALENDAR YEAR 1998.

INFORMATION ON THE TAX CHARACTER OF DISTRIBUTIONS. The Custodian Funds will inform you of the amount and character of your distributions at the time they are paid, and will advise you of the tax status for federal income tax purposes of such distributions shortly after the close of each calendar year. Shareholders who have not held Fund shares for a full year may have designated and distributed to them as ordinary income or capital gain a percentage of income that is not equal to the actual amount of such income earned during the period of their investment in a Fund.

TAXES

ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY. Each Fund has elected to be treated as a regulated investment company under Subchapter M of the Code, has qualified as such for its most recent fiscal year, and intends to so qualify during the current fiscal year. The Directors reserve the right not to maintain the qualification of a Fund as a regulated investment company if they determine such course of action to be beneficial to you. In such case, a Fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you will be taxed as ordinary dividend income to the extent of such a Fund's available earnings and profits.

In order to qualify as a regulated investment company for tax purposes, a Fund must meet certain specific requirements, including:

o A Fund must maintain a diversified portfolio of securities, wherein no security (other than U.S. Government securities and securities of other regulated investment companies) can exceed 25% of a Fund's total assets, and, with respect to 50% of a Fund's total assets, no investment (other than cash and cash items, U.S. Government securities and securities of other regulated investment companies) can exceed 5% of a Fund's total assets;

o A Fund must derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies; and

o A Fund must distribute to its shareholders at least 90% of its net investment income and net tax-exempt income for each of its fiscal years.

EXCISE TAX DISTRIBUTION REQUIREMENTS. The Code requires each Fund to distribute at least 98% of its taxable ordinary income earned during the calendar year and 98% of the capital gain net income earned during the twelve month period ending October 31 (in addition to undistributed amounts from the prior year) to you by December 31 of each year in order to avoid federal excise taxes. Each Fund intends to declare and pay sufficient dividends in December (or in January that are treated by you as received in December) but does not guarantee and can give no assurances that its distributions will be sufficient to eliminate all such taxes.

REDEMPTION OF FUND SHARES. Redemptions and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. The tax law requires that you recognize a gain or loss in an amount equal to the difference between your tax basis and the amount you received in exchange for your shares, subject to the rules described below. If you hold your shares as a capital asset, the gain or loss that you realize will be capital gain or loss, and will be long-term for federal income tax purposes if you have held your shares for more than one year at the time of redemption or exchange. Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares. The holding periods and categories of capital gain that apply under the 1997 Act are described above the "Distributions" section.

All or a portion of any loss that you realize upon the redemption of your Fund shares will be disallowed to the extent that you purchase other shares in such Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you purchase.

DEFERRAL OF BASIS. All or a portion of the sales charge that you paid for your shares in a Fund will be excluded from your tax basis in any of the shares sold within 90 days of their purchase (for the purpose of determining gain or loss upon the sale of such shares) if you reinvest the sales proceeds in such Fund or in another Fund in the Franklin Templeton Group of Funds, and the sales charge that would otherwise apply to your reinvestment is reduced or eliminated because of your reinvestment with Franklin Templeton. The portion of the sales charge excluded from your tax basis in the shares sold will equal the amount that the sales charge is reduced on your reinvestment. Any portion of the sales charge excluded from your tax basis in the shares sold will be added to the tax basis of the shares you acquire from your reinvestment in another Franklin Templeton fund.

U.S. GOVERNMENT OBLIGATIONS. Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. Government, subject in some states to minimum investment requirements that must be met by a Fund. Investments by the U.S. Government Securities Series or other Fund in GNMA/FNMA securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. Government securities do not generally qualify for tax-free treatment. At the end of each calendar year, the Custodian Funds will provide you with the percentage of any dividends paid that may qualify for tax-free treatment on your personal income tax return. You should consult with your own tax advisor to determine the application of your state and local laws to these distributions. Because the rules on exclusion of this income are different for corporations, corporate shareholders should consult with their corporate tax advisors about whether any of their distributions may be exempt from corporate income or franchise taxes.

DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS. As a corporate shareholder, you should note that, except for the U.S. Government Securities Series, a portion of the dividends paid by each Fund for the most recent calendar year qualified for the dividends-received deduction. You will be permitted in some circumstances to deduct these qualified dividends, thereby reducing the tax that you would otherwise be required to pay on these dividends. The dividends-received deduction will be available with respect to dividends designated by a Fund as eligible for such treatment. Dividends so designated by a Fund must be attributable to dividends earned by such Fund from U.S. corporations that were not debt financed.

Under the 1997 Act, the amount that a Fund may designate as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends were earned by such Fund were debt-financed or held by such Fund for less than a 46 day period during a 90 day period beginning 45 days before the ex-dividend date of the corporate stock. Similarly, if your Fund shares are debt-financed or held by you for less than this same 46 day period, then the dividends-received deduction may also be reduced or eliminated. Even if designated as dividends eligible for the dividends-received deduction, all dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation.

No portion of the distributions from the U.S. Government Securities Series will qualify for the corporate dividends-received deduction.

INVESTMENT IN COMPLEX SECURITIES. A Fund's investment in options, including transactions involving actual or deemed short sales or foreign exchange gains or losses are subject to many complex and special tax rules. Over-the-counter options on debt securities and equity options, including options on stock and on narrow-based stock indexes, will be subject to tax under Section 1234 of the Code, generally producing a long-term or short-term capital gain or loss upon exercise, lapse, or closing out of the option or sale of the underlying stock or security. Certain other options entered into by a Fund are generally governed by
Section 1256 of the Code. These "Section 1256" positions generally include listed options on debt securities, options on broad-based stock indexes, options on securities indexes, options on futures contracts, regulated futures contracts and certain foreign currency contracts and options thereon.

Absent a tax election to the contrary, each such Section 1256 position held by a Fund will be marked-to-market (i.e., treated as if it were sold for fair market value) on the last business day of the Fund's fiscal year (and on other dates as prescribed by the Code), and all gain or loss associated with fiscal year transactions and mark-to-market positions at fiscal year end (except certain currency gain or loss covered by Section 988 of the Code) will generally be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Under legislation pending in technical corrections to the 1997 Act, the 60% long-term capital gain portion will qualify as 20% rate gain and will be subject to tax to individual investors at a maximum rate of 20% for investors in the 28% or higher federal income tax brackets, or at a maximum rate of 10% for investors in the 15% federal income tax bracket. While foreign currency is marked-to-market at year end, gain or loss realized as a result will always be ordinary. Even though marked-to-market, gains and losses realized on foreign currency and foreign security investments will generally be treated as ordinary income. The effect of Section 1256 mark-to-market rules may be to accelerate income or to convert what otherwise would have been long-term capital gains into short-term capital gains or short-term capital losses into long-capital losses within a Fund. The acceleration of income on Section 1256 positions may require a Fund to accrue taxable income without the corresponding receipt of cash. In order to generate cash to satisfy the distribution requirements of the Code, a Fund may be required to dispose of portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources such as the sale of Fund shares. In these ways, any or all of these rules may affect the amount, character and timing of income distributed to you by a Fund.

When a Fund holds an option or contract which substantially diminishes such Fund's risk of loss with respect to another position of such Fund (as might occur in some hedging transactions), this combination of positions could be treated as a "straddle" for tax purposes, possibly resulting in deferral of losses, adjustments in the holding periods and conversion of short-term capital losses into long-term capital losses. A Fund may make certain tax elections for mixed straddles (i.e., straddles comprised of at least one Section 1256 position and at least one non-Section 1256 position) which may reduce or eliminate the operation of these straddle rules.

The 1997 Act has also added new provisions for dealing with transactions that are generally called "Constructive Sale Transactions." Under these rules, a Fund must recognize gain (but not loss) on any constructive sale of an appreciated financial position in stock, a partnership interest or certain debt instruments. A Fund will generally be treated as making a constructive sale when it: 1) enters into a short sale on the same property, 2) enters into an offsetting notional principal contract, or 3) enters into a futures or forward contract to deliver the same or substantially similar property. Other transactions (including certain financial instruments called collars) will be treated as constructive sales as provided in Treasury regulations to be published. There are also certain exceptions that apply for transactions that are closed before the end of the 30th day after the close of the taxable year.

Distributions paid to you by a Fund of ordinary income and short-term capital gains arising from a Fund's investments, including investments in options, will be taxable to you as ordinary income. The Custodian Funds will monitor their transactions in such options and contracts and may make certain other tax elections in order to mitigate the effect of the above rules.

INVESTMENTS IN FOREIGN CURRENCIES AND FOREIGN SECURITIES. Each Fund, other than the U.S. Government Securities Series, is authorized to invest in foreign currency denominated securities. Such investments, if made, will have the following additional tax consequences:

Under the Code, gains and losses attributable to fluctuations in foreign currency exchange rates which occur between the time a Fund accrues income (including dividends), or accrues expenses which are denominated in a foreign currency, and the time a Fund actually collects such income or pays such expenses generally are treated as ordinary income or loss. Similarly, on the disposition of debt securities denominated in a foreign currency and on the disposition of certain options, gain or loss attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of its disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of a Fund's net investment company taxable income, which, in turn, will affect the amount of income to be distributed to you by the Fund.

If a Fund's Section 988 losses exceed such Fund's other net investment company taxable income during a taxable year, such Fund generally will not be able to make ordinary dividend distributions to you for that year, or distributions made before the losses were realized will be recharacterized as return of capital distributions for federal income tax purposes, rather than as an ordinary dividend or capital gain distribution. If a distribution is treated as a return of capital, your tax basis in your Fund shares will be reduced by a like amount (to the extent of such basis), and any excess of the distribution over your tax basis in your Fund shares will be treated as capital gain to you.

INVESTMENT IN PASSIVE FOREIGN INVESTMENT COMPANY SECURITIES. Each Fund, other than the U.S. Government Securities Series, may invest in shares of foreign corporation which may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income.

If a Fund receives an "excess distribution" with respect to PFIC stock, such Fund itself may be subject to U.S. federal income tax on a portion of the distribution, whether or not the corresponding income is distributed by such Fund to you. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which a Fund held the PFIC shares. A Fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years, and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. In this case, you would not be permitted to claim a credit on your own tax return for the tax paid by a Fund. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain. This may have the effect of increasing Fund distributions to you that are treated as ordinary dividends rather than long-term capital gain dividends.

A Fund may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC during such period. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, the 1997 Act provides for another election that would involve marking-to-market a Fund's PFIC shares at the end of each taxable year (and on certain other dates as prescribed in the Code), with the result that unrealized gains would be treated as though they were realized. A Fund would also be allowed an ordinary deduction for the excess, if any, of the adjusted basis of its investment in the PFIC stock over its fair market value at the end of the taxable year. This deduction would be limited to the amount of any net mark-to-market gains previously included with respect to that particular PFIC security. If a Fund were to make this second PFIC election, tax at the Fund level under the PFIC rules would generally be eliminated.

The application of the PFIC rules may affect, among other things, the amount of tax payable by a Fund (if any), the amounts distributable to you by a Fund, the time at which these distributions must be made, and whether these distributions will be classified as ordinary income or capital gain distributions to you.

You should be aware that it is not always possible at the time shares of a foreign corporation are acquired to ascertain that the foreign corporation is a PFIC, and that there is always a possibility that a foreign corporation will become a PFIC after a Fund acquires shares in that corporation. While a Fund will generally seek to avoid investing in PFIC shares to avoid the tax consequences detailed above, there are no guarantees that it will do so and it reserves the right to make such investments as a matter of its fundamental investment policy.

CONVERSION TRANSACTIONS. Gains realized by a Fund from transactions that are deemed to be "conversion transactions" under the Code, and that would otherwise produce capital gain may be recharacterized as ordinary income to the extent that such gain does not exceed an amount defined as the "applicable imputed income amount." A conversion transaction is any transaction in which substantially all of a Fund's expected return is attributable to the time value of such Fund's net investment in such transaction, and any one of the following criteria are met:

1) there is an acquisition of property with a substantially contemporaneous agreement to sell the same or substantially identical property in the future;

2) the transaction is an applicable straddle;

3) the transaction was marketed or sold to the Fund on the basis that it would have the economic characteristics of a loan but would be taxed as capital gain or

4) the transaction is specified in Treasury regulations to be promulgated in the future.

The applicable imputed income amount, which represents the deemed return on the conversion transaction based upon the time value of money, is computed using a yield equal to 120 percent of the applicable federal rate, reduced by any prior recharacterizations under this provision or the provisions of Section 263(g) of the Code dealing with capitalized carrying costs.

STRIPPED PREFERRED STOCK. Occasionally, a Fund other than the U.S. Government Securities Series may purchase "stripped preferred stock" that is subject to special tax treatment. Stripped preferred stock is defined as certain preferred stock issues where ownership of the stock has been separated from the right to receive dividends that have not yet become payable. The stock must have a fixed redemption price, must not participate substantially in the growth of the issuer, and must be limited and preferred as to dividends. The difference between the redemption price and purchase price is taken into Fund income over the term of the instrument as if it were original issue discount. The amount that must be included in each period generally depends on the original yield to maturity, adjusted for any prepayments of principal.

INVESTMENTS IN ORIGINAL ISSUE DISCOUNT (OID) AND MARKET DISCOUNT (MD) BONDS. A Fund's investments in zero coupon bonds, bonds issued or acquired at a discount, delayed interest bonds, or bonds that provide for payment of interest-in-kind
(PIK) may cause a Fund to recognize income and make distributions to you prior to its receipt of cash payments. Zero coupon and delayed interest bonds are normally issued at a discount and are therefore generally subject to tax reporting as OID obligations. A Fund is required to accrue as income a portion of the discount at which these securities were issued, and to distribute such income each year (as ordinary dividends) in order to maintain its qualification as a regulated investment company and to avoid income reporting and excise taxes at the Fund level. PIK bonds are subject to similar tax rules concerning the amount, character and timing of income required to be accrued by a Fund. Bonds acquired in the secondary market for a price less than their stated redemption price or revised issue price are said to have been acquired with market discount. For these bonds, a Fund may elect to accrue market discount on a current basis, in which case such Fund will be required to distribute any such accrued discount. If a Fund does not elect to accrue market discount into income currently, gain recognized on sale will be recharacterized as ordinary income instead of capital gain to the extent of any accumulated market discount on the obligation.

DEFAULTED OBLIGATIONS. A Fund may be required to accrue income on defaulted obligations and to distribute such income to you even though it is not currently receiving interest or principal payments on such obligations. In order to generate cash to satisfy these distribution requirements, a Fund may be required to dispose of portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources such as the sale of Fund shares.

THE FUND'S UNDERWRITER

Pursuant to an underwriting agreement, Distributors acts as principal underwriter in a continuous public offering of the Funds' shares. The underwriting agreement will continue in effect for successive annual periods if its continuance is specifically approved at least annually by a vote of the Board or by a vote of the holders of a majority of the Fund's outstanding voting securities, and in either event by a majority vote of the Board members who are not parties to the underwriting agreement or interested persons of any such party (other than as members of the Board), cast in person at a meeting called for that purpose. The underwriting agreement terminates automatically in the event of its assignment and may be terminated by either party on 90 days' written notice.

Distributors pays the expenses of the distribution of Fund shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. Custodian Funds pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.

In connection with the offering of the Fund's shares, aggregate underwriting commissions received by Distributors and, after allowances to dealers, the amounts retained by Distributors in net underwriting discounts and commissions, and the amounts received by Distributors in connection with redemptions or repurchases of shares, for the fiscal years ended September 30, 1995, 1996 and 1997 were as follows:

                                                                AMOUNT RECEIVED
                                                                 IN CONNECTION
                                  COMMISSIONS    COMMISSIONS   WITH REDEMPTIONS
                                   RETAINED       RECEIVED      OR REPURCHASES
1995

Growth Series                     $ 2,112,855     $  233,027        $  227
DynaTech Series                       231,256         25,733           280
Utilities Series                    6,047,891        366,179           -0-
Income Series                      37,121,561      2,117,539         4,700
U.S. Government
 Securities  Series                10,902,931        656,562         2,188

1996

Growth Series                    $  4,835,570     $  505,111         7,930
DynaTech Series                       285,074         32,125           -0-
Utilities Series                    3,913,659        228,611        11,242
Income Series                      46,806,723      1,739,086       136,828
U.S. Government
 Securities Series                 13,160,355        834,565        23,231

1997

Growth Series                     $ 7,068,758     $  708,574     $  47,529
DynaTech Series                       682,911         67,617         1,344
Utilities Series                    1,698,314         99,703        19,661
Income Series                      39,253,724      1,822,592       293,033
U.S. Government
 Securities Series                 10,252,511        620,114        56,854

Distributors may be entitled to reimbursement under the Rule 12b-1 plan for each class, as discussed below. Except as noted, Distributors received no other compensation from the Custodian Funds for acting as underwriter.


THE RULE 12B-1 PLANS


Class I and Class II have separate distribution plans or "Rule 12b-1 plans" that were adopted pursuant to Rule 12b-1 of the 1940 Act.

THE CLASS I PLANS. Under the Class I plans, Growth Series and DynaTech Series may pay up to a maximum of 0.25% and Income Series, Utilities Series, and U.S. Government Securities Series may pay up to a maximum of 0.15% per year of Class I's average daily net assets, payable quarterly, for expenses incurred in the promotion and distribution of Class I shares.

In implementing the Class I plans, the Board has determined that the annual fees payable under the Growth Series' and DynaTech Series' Class I plans, will be equal to the sum of: (i) the amount obtained by multiplying 0.25% by the average daily net assets represented by Class I shares of the Fund that were acquired by investors on or after May 1, 1994, the effective date of the plan ("New Assets"), and (ii) the amount obtained by multiplying 0.15% by the average daily net assets represented by Class I shares of the Fund that were acquired before May 1, 1994 ("Old Assets"). These fees will be paid to the current Securities Dealer of record on the account. In addition, until such time as the maximum payment of 0.25% is reached on a yearly basis, up to an additional 0.05% will be paid to Distributors under Growth Series' and DynaTech Series' Class I plans. With respect to Income and Utilities Series, the annual fees payable under their respective Class I plans will be equal to the sum of: (i) the amount obtained by multiplying 0.15% by the average daily net assets represented by the New Assets of such Fund's Class I shares, and (ii) the amount obtained by multiplying 0.10% by the average daily net assets represented by the Old Assets of such Fund's Class I shares. With respect to U.S. Government Securities Series, the annual fees payable under it's Class I plan will be equal to the sum of: (i) the amount obtained by multiplying 0.15% by the New Assets of such Fund's Class I shares, and (ii) the amount obtained by multiplying 0.05% by the Old Assets of such Fund. These fees will be paid to the current Securities Dealer of record on the account. In addition, until such time as the maximum payment of 0.15% with respect to Income, Utilities and U.S. Government Securities Series is reached on a yearly basis, up to an additional 0.02% will be paid to Distributors under their respective Class I plan. The payments made to Distributors will be used by Distributors to defray other marketing expenses that have been incurred in accordance with the plan, such as advertising.

The fee is a Class I expense. This means that all Class I shareholders, regardless of when they purchased their shares, will bear Rule 12b-1 expenses at the same rate. The initial rate will be at least 0.20% (0.15% plus 0.05%) for Growth and DynaTech Series; 0.12% (0.10% plus 0.02%) for Income and Utilities Series; and 0.07% (0.05% plus 0.02%) for U.S. Government Securities Series of the average daily net assets of Class I and, as Class I shares are sold on or after May 1, 1994, will increase over time. Thus, as the proportion of Class I shares purchased on or after May 1, 1994, increases in relation to outstanding Class I shares, the expenses attributable to payments under the plan will also increase (but will not exceed the maximum allowable under each Class I plan). While this is the currently anticipated calculation for fees payable under the Class I plans, the plans permit the Board to allow Growth and DynaTech Series to pay a full 0.25% and Income, Utilities, and U.S. Government Securities Series to pay a full 0.15% on all assets at any time. The approval of the Board would be required to change the calculation of the payments to be made under the Class I plans.


The Class I plans do not permit unreimbursed expenses incurred in a particular year to be carried over to or reimbursed in later years.


THE CLASS II PLANS. Under the Class II plans, Growth Series and Dynatech Series pay Distributors up to 0.75% per year of Class II's average daily net assets, and Utilities Series, Income Series, and U.S. Government Securities Series pay Distributors up to 0.50% per year of Class II's average daily net assets, payable quarterly, for distribution and related expenses. These fees may be used to compensate Distributors or others for providing distribution and related services and bearing certain Class II expenses. All distribution expenses over this amount will be borne by those who have incurred them without reimbursement by the Fund.

Under the Class II Plans, Growth Series and Dynatech Series also pay an additional 0.25% per year and Utilities Series, Income Series and U.S. Government Securities Series also pay an additional 0.15% per year of Class II's average daily net assets, payable quarterly, as a servicing fee.

THE CLASS I AND CLASS II PLANS. In addition to the payments that Distributors or others are entitled to under each plan, each plan also provides that to the extent the Fund, the investment manager or Distributors or other parties on behalf of the Fund, the investment manager or Distributors make payments that are deemed to be for the financing of any activity primarily intended to result in the sale of shares of each class within the context of Rule 12b-1 under the 1940 Act, then such payments shall be deemed to have been made pursuant to the plan. The terms and provisions of each plan relating to required reports, term, and approval are consistent with Rule 12b-1.


In no event shall the aggregate asset-based sales charges, which include payments made under each plan, plus any other payments deemed to be made pursuant to a plan, exceed the amount permitted to be paid under the rules of the NASD.

To the extent fees are for distribution or marketing functions, as distinguished from administrative servicing or agency transactions, certain banks will not be entitled to participate in the plans as a result of applicable federal law prohibiting certain banks from engaging in the distribution of mutual fund shares. These banking institutions, however, are permitted to receive fees under the plans for administrative servicing or for agency transactions. If you are a customer of a bank that is prohibited from providing these services, you would be permitted to remain a shareholder of the Fund, and alternate means for continuing the servicing would be sought. In this event, changes in the services provided might occur and you might no longer be able to avail yourself of any automatic investment or other services then being provided by the bank. It is not expected that you would suffer any adverse financial consequences as a result of any of these changes.


Each plan has been approved in accordance with the provisions of Rule 12b-1. The plans are renewable annually by a vote of the Board, including a majority vote of the Board members who are not interested persons of Custodian Funds and who have no direct or indirect financial interest in the operation of the plans, cast in person at a meeting called for that purpose. It is also required that the selection and nomination of such Board members be done by the non-interested members of the Board. The plans and any related agreement may be terminated at any time, without penalty, by vote of a majority of the non-interested Board members on not more than 60 days' written notice, by Distributors on not more than 60 days' written notice, by any act that constitutes an assignment of the management agreement with the investment manager or by vote of a majority of the outstanding shares of the class. Distributors or any dealer or other firm may also terminate their respective distribution or service agreement at any time upon written notice.


The plans and any related agreements may not be amended to increase materially the amount to be spent for distribution expenses without approval by a majority of the outstanding shares of the class, and all material amendments to the plans or any related agreements shall be approved by a vote of the non-interested members of the Board, cast in person at a meeting called for the purpose of voting on any such amendment.

Distributors is required to report in writing to the Board at least quarterly on the amounts and purpose of any payment made under the plans and any related agreements, as well as to furnish the Board with such other information as may reasonably be requested in order to enable the Board to make an informed determination of whether the plans should be continued.


For the fiscal year ended September 30, 1997, for Growth Series, Distributors had eligible expenditures of $2,709,835 and $1,140,104 for advertising, printing, and payments to underwriters and broker-dealers pursuant to the Class I and Class II plans respectively, of which the Fund paid Distributors $2,637,475 and $754,727 under the Class I and Class II plans. For the fiscal year ended September 30, 1997, for Utilities Series, Distributors had eligible expenditures of $2,931,051 and $177,120 for advertising, printing, and payments to underwriters and broker-dealers pursuant to the Class I and Class II plans, respectively, of which the Fund paid Distributors $2,879,105 and $138,653 under the Class I and Class II plans. For the fiscal year ended September 30, 1997, for DynaTech Series, Distributors had eligible expenditures of $275,783 and $38,067 for advertising, printing, and payments to underwriters and broker-dealers pursuant to the Class I and Class II plans, respectively, of which the Fund paid Distributors $268,706 and $6,189 under the Class I and Class II plans. For the fiscal year ended September 30, 1997, for Income Series, Distributors had eligible expenditures of $11,722,297 and $5,099,630 for advertising, printing, and payments to underwriters and broker-dealers pursuant to the Class I and Class II plans, respectively, of which the Fund paid Distributors $10,187,627 and $2,962,518 under the Class I and Class II plans. For the fiscal year ended September 30, 1997, for U.S. Government Securities Series, Distributors had eligible expenditures of $8,778,798 and $723,673 for advertising, printing, and payments to underwriters and broker-dealers pursuant to the Class I and Class II plans, respectively, of which the Fund paid Distributors $6,493,142 and $419,597 under the Class I and Class II plans.

HOW DOES THE FUND
MEASURE PERFORMANCE?

Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the SEC. Average annual total return and current yield quotations used by the Fund are based on the standardized methods of computing performance mandated by the SEC. If a Rule 12b-1 plan is adopted, performance figures reflect fees from the date of the plan's implementation. An explanation of these and other methods used by the Fund to compute or express performance follows. Regardless of the method used, past performance does not guarantee future results, and is an indication of the return to shareholders only for the limited historical period used.


TOTAL RETURN


AVERAGE ANNUAL TOTAL RETURN. Average annual total return is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes the maximum front-end sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at Net Asset Value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum front-end sales charge currently in effect.

The average annual total return for Class I for the one-, five- and ten-year periods ended September 30, 1997 was as follows:

                               ONE-YEAR       FIVE-YEAR           TEN-YEAR
CLASS I                         PERIOD         PERIOD              PERIOD

Growth Series                   15.38%         15.59%              12.35%
DynaTech Series                 29.53%         17.87%              13.04%
Utilities Series                 8.91%          6.80%               9.51%
Income Series                   12.43%         10.49%              11.31%
U.S. Government
 Securities Series              5 .38%          5.63%               8.42%

The average annual total return for Class II for the one-year period ended September 30, 1997, and for the period from inception to September 30, 1997, was as follows:

                                         ONE-YEAR          FROM
CLASS II                                  PERIOD         INCEPTION

Growth Series                             17.71%         21.99%*
DynaTech Series                           32.01%         33.99%**
Utilities Series                          10.92%         12.63%*
Income Series                             14.73%         13.86%*
U.S. Government
 Securities Series                         7.36%          7.71%*

*Inception date: May 1, 1995
**Inception date: September 16, 1996

These figures were calculated according to the SEC formula:

               P(1+T)n = ERV

where:

P = a hypothetical initial payment of $1,000 T = average annual total return n = number of years
ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period

CUMULATIVE TOTAL RETURN. Like average annual total return, cumulative total return assumes the maximum front-end sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at Net Asset Value. Cumulative total return, however, is based on the actual return for a specified period rather than on the average return over the periods indicated above. The cumulative total return for Class I for the one-, five- and ten-year periods ended September 30, 1997 was as follows:

                           ONE-YEAR       FIVE-YEAR    TEN-YEAR
CLASS I                    PERIOD          PERIOD       PERIOD

Growth Series              15.38%          106.38%      220.32%
DynaTech Series            29.53%          127.50%      240.74%
Utilities Series            8.91%           38.94%        9.51%
Income Series              12.43%           64.88%      192.06%
U.S. Government
 Securities
 Series                     5.38%           31.48%      124.34%

The cumulative total return for Class II for the one-year period ended September 30, 1997, and for the period from inception to September 30, 1997 was as follows:

                                          ONE-YEAR     FROM
CLASS II                                  PERIOD      INCEPTION
---------------------------------------------------------------
Growth Series                             17.71%      61.69%*
DynaTech Series                           32.01%      35.47%**
Utilities Series                          10.92%      33.31%*
Income Series                             14.73%      36.86%*
U.S. Government
 Securities Series                         7.36%      19.66%*

*Inception date: May 1, 1995
**Inception date: September 16, 1996


YIELD


CURRENT YIELD. Current yield of each class shows the income per share earned by the Fund. It is calculated by dividing the net investment income per share of each class earned during a 30-day base period by the applicable maximum Offering Price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders of the class during the base period. The yield for each class for the 30-day period ended September 30, 1997, was as follows:

                                30-DAY
CLASS I                          YIELD
Utilities Series                 4.73%
Income Series                    6.45%
U.S. Government
 Securities Series               6.36%

CLASS II
Utilities Series                 4.36%
Income Series                    6.16%
U.S. Government
 Securities Series               6.04%


These figures were obtained using the following SEC formula:

      Yield = 2 [(A-B + 1)6 - 1]
                   cd

where:

a = dividends and interest earned during the period

b = expenses accrued for the period (net of reimbursements)

c = the average daily number of shares outstanding during the period that were entitled to receive dividends

d = the maximum Offering Price per share on the last day of the period

CURRENT DISTRIBUTION RATE


Current yield, which is calculated according to a formula prescribed by the SEC, is not indicative of the amounts which were or will be paid to shareholders. Amounts paid to shareholders are reflected in the quoted current distribution rate. The current distribution rate is usually computed by annualizing the dividends paid per share by a class during a certain period and dividing that amount by the current maximum Offering Price. The current distribution rate differs from the current yield computation because it may include distributions to shareholders from sources other than dividends and interest, such as premium income from option writing and short-term capital gains, and is calculated over a different period of time. The current distribution rate for each class for the 30-day period ended September 30, 1997, was as follows:

                                CURRENT
                              DISTRIBUTION
CLASS I                          RATE
Utilities Series                 5.00%
Income Series                    6.92%
U.S. Government
 Securities Series               6.50%

CLASS II
Utilities Series                 5.00%
Income Series                    6.69%
U.S. Government
 Securities Series               6.19%


VOLATILITY

Occasionally  statistics  may be used to show  the  Fund's  volatility  or risk.
Measures of volatility or risk are generally used to compare the Fund's Net Asset Value or performance to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market, as represented by an index considered representative of the types of securities in which the fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of Net Asset Value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.

OTHER PERFORMANCE QUOTATIONS

The Fund may also quote the performance of shares without a sales charge. Sales literature and advertising may quote a current distribution rate, yield, cumulative total return, average annual total return and other measures of performance as described elsewhere in this SAI with the substitution of Net Asset Value for the public Offering Price.

Sales literature referring to the use of the Fund as a potential investment for Individual Retirement Accounts (IRAs), Business Retirement Plans, and other tax-advantaged retirement plans may quote a total return based upon compounding of dividends on which it is presumed no federal income tax applies.


The Fund may include in its advertising or sales material information relating to investment objectives and performance results of funds belonging to the Franklin Templeton Group of Funds. Resources is the parent company of the advisors and underwriter of the Franklin Templeton Group of Funds.


COMPARISONS


To help you better evaluate how an investment in the Fund may satisfy your investment objective, advertisements and other materials about the Fund may discuss certain measures of Fund performance as reported by various financial publications. Materials may also compare performance (as calculated above) to performance as reported by other investments, indices, and averages. These comparisons may include, but are not limited to, the following examples:

a) Dow Jones Composite Average or its component averages - an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones(R) Industrial Average), 15 utilities company stocks (Dow Jones Utilities Average), and 20 transportation company stocks. Comparisons of performance assume reinvestment of dividends.

b) Standard & Poor's(R) 500 Stock Index or its component indices - an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks, and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.


c) The New York Stock Exchange composite or component indices - an unmanaged index of all industrial, utilities, transportation, and finance stocks listed on the NYSE.

d) Wilshire 5000 Equity Index - represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

e) Lipper - Mutual Fund Performance Analysis and Lipper - Fixed Income Fund Performance Analysis - measure total return and average current yield for the mutual fund industry and rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

f) CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. analyzes price, current yield, risk, total return, and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

g) Mutual Fund Source Book, published by Morningstar, Inc. - analyzes price, yield, risk, and total return for mutual funds.


h) Financial publications: The Wall Street Journal, and Business Week, Changing Times, Financial World, Forbes, Fortune, and Money magazines - provide performance statistics over specified time periods.


i) Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics - a statistical measure of change, over time, in the price of goods and services in major expenditure groups.

j) Stocks, Bonds, Bills, and Inflation, published by Ibbotson Associates historical measure of yield, price, and total return for common and small company stock, long-term government bonds, Treasury bills, and inflation.

k) Savings and Loan Historical Interest Rates - as published in the U.S. Savings & Loan League Fact Book.


l) Historical data supplied by the research departments of CS First Boston Corporation, the J. P. Morgan companies, Salomon Brothers, Merrill Lynch, Lehman Brothers and Bloomberg L.P.

m) Standard & Poor's(R) 100 Stock Index - an unmanaged index based on the prices of 100 blue-chip stocks, including 92 industrials, one utility, two transportation companies, and 5 financial institutions. The S&P 100 Stock Index is a smaller more flexible index for options trading.

n) Morningstar - information published by Morningstar, Inc., including Morningstar proprietary mutual fund ratings. The ratings reflect Morningstar's assessment of the historical risk-adjusted performance of a fund over specified time periods relative to other funds within its category.


In addition to the indices listed above, the following specific comparisons may be appropriate:

Utilities Series may be compared to Moody's Utilities Stock Index, an unmanaged index of utility stock performance.

DynaTech Series may be compared to:

a) Hambrecht & Quist Technology Index - an unmanaged index of technology-based companies published by Hambrecht & Quist.

b) Pacific Stock Exchange Technology Index - an unmanaged index representing a wide variety of technology-based companies ranging from established companies to emerging growth companies.

c) Over-the-Counter (OTC) Composite Stock Index - an unmanaged index of stock performance of all stocks listed in the OTC market.

Income Series and U.S. Government Securities Series may be compared to:

a) Salomon Brothers Broad Bond Index or its component indices - measures yield, price and total return for Treasury, agency, corporate and mortgage bonds.

b) Lehman Brothers Aggregate Bond Index or its component indices - measures yield, price and total return for Treasury, agency, corporate, mortgage and Yankee bonds.


c) Standard & Poor's(R) Bond Indices - measures yield and price of corporate, municipal and government bonds.

d) Other taxable investments including certificates of deposit (CDs), money market deposit accounts (MMDAs), checking accounts, savings accounts, money market mutual funds and repurchase agreements.


From time to time, advertisements or information for the Fund may include a discussion of certain attributes or benefits to be derived from an investment in the Fund. The advertisements or information may include symbols, headlines, or other material that highlights or summarizes the information discussed in more detail in the communication.


1. Franklin pioneered the concept of Ginnie Mae funds, and U.S. Government Securities Series, with over $9.4 billion in assets and more than 390,000 shareholders as of September 30, 1997, is one of the largest Ginnie Mae funds in the U.S. and the world. Shareholders in this Fund, which has a history of solid performance, range from individual investors with a few thousand dollars to institutions that have invested millions of dollars.


The U.S. Government Securities Series offers investors the opportunity to invest in GNMAs, which are among the highest yielding U.S. government securities on the market.


2. Advertisements or information may also compare the Fund's performance to the return on CDs or other investments. You should be aware, however, that an investment in the Fund involves the risk of fluctuation of principal value, a risk generally not present in an investment in a CD issued by a bank. For example, as the general level of interest rates rise, the value of the Fund's fixed-income investments, as well as the value of its shares that are based upon the value of such portfolio investments, can be expected to decrease. Conversely, when interest rates decrease, the value of the Fund's shares can be expected to increase. CDs are frequently insured by an agency of the U.S. government. An investment in the Fund is not insured by any federal, state or private entity.

3. Utilities Series has paid uninterrupted dividends for the past 48 years. Over the life of Utilities Series, dividends have increased in 29 of the last 48 years. Historically, equity securities of utility companies have paid a higher level of dividends than that paid by the general stock market. Utilities Series, well established for over 40 years, is the oldest mutual fund in the U.S. investing in securities issued by public utility companies, primarily in the country's fast growing regions, and the Fund has been continuously managed by the same portfolio manager since 1957.

4. Income Series has paid uninterrupted dividends for the past 48 years.

5. Growth Series offers investors a convenient way to invest in a diversified portfolio focusing on companies with long-term growth prospects.

6. Growth Series made the 1990, 1991 and 1996 Forbes Mutual Fund Honor Roll for its performance in both up and down markets.


In assessing comparisons of performance, you should keep in mind that the composition of the investments in the reported indices and averages is not identical to the Fund's portfolio, the indices and averages are generally unmanaged, and the items included in the calculations of the averages may not be identical to the formula used by the Fund to calculate its figures. In addition, there can be no assurance that the Fund will continue its performance as compared to these other averages.


MISCELLANEOUS INFORMATION


The Fund may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and other long-term goals. The Franklin College Costs Planner may help you in determining how much money must be invested on a monthly basis in order to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Planning Guide leads you through the steps to start a retirement savings program. Of course, an investment in the Fund cannot guarantee that these goals will be met.


The Fund is a member of the Franklin Templeton Group of Funds, one of the largest mutual fund organizations in the U.S., and may be considered in a program for diversification of assets. Founded in 1947, Franklin, one of the oldest mutual fund organizations, has managed mutual funds for over 49 years and now services more than 2.9 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton, a pioneer in international investing. The Mutual Series team, known for its value-driven approach to domestic equity investing, became part of the organization four years later. Together, the Franklin Templeton Group has over $216 billion in assets under management for more than 5.9 million U.S. based mutual fund shareholder and other accounts. The Franklin Templeton Group of Funds offers 121 U.S. based open-end investment companies to the public. The Fund may identify itself by its NASDAQ symbol or CUSIP number.

Currently, there are more mutual funds than there are stocks listed on the NYSE. While many of them have similar investment objectives, no two are exactly alike. As noted in the Prospectus, shares of the Fund are generally sold through Securities Dealers. Investment representatives of such Securities Dealers are experienced professionals who can offer advice on the type of investment suitable to your unique goals and needs, as well as the types of risks associated with such investment.

As of January 2, 1998, the principal shareholders of the Fund, beneficial or of record, were as follows:

GROWTH SERIES
NAME AND ADDRESS                              SHARE AMOUNT      PERCENTAGE
ADVISOR CLASS

FTTC Trust Services FBO
Vivian J. Palmieri
P.O. Box 7519
San Mateo, CA 94403-7519                      119,814.904          10.54%

FTTC Trust Services FBO
Rupert Johnson IRA
P.O. Box 7519
San Mateo, CA 94403-7519                      156,272.041          13.75%

FTTC TTEE For ValuSelect
Franklin Templeton
P.O. Box 2438
Rancho Cordova, CA 95741-2438                 179,171.631          15.77%

FTTC TTEE For ValuSelect
Franklin Resources PSP
P.O. Box 2438
Rancho Cordova, CA 95741-2438                 175,176.159          15.41%

Franklin Templeton
Fund Allocator-
Franklin Templeton Moderate
 Target Fund
1810 Gateway Dr., 3rd Flr.
San Mateo, CA 94404-2470                      130,542.295          11.49%

Franklin Templeton
Fund Allocator-
Franklin Templeton Growth Target Fund
1810 Gateway Dr., 3rd Flr.
San Mateo, CA 94404-2470                      136,770.684          12.03%

UTILITIES SERIES
NAME AND ADDRESS                              SHARE AMOUNT       PERCENTAGE
ADVISOR CLASS

First Mar & Co.
101 W. Washington St.
P.O. Box 580
Marquette, MI 49855                           149,441.469          14.02%

The Washington Trust Company
23 Broad St.
Westerly, RI 02891                            172,648.669          16.20%

FTTC TTEE For ValuSelect

Franklin Resources PSP
P.O. Box 2438
Rancho Cordova, CA 95741-2438                 381,957.762          35.85%

Franklin Templeton
Fund Allocator-
Franklin Templeton Moderate
 Target Fund
1810 Gateway Dr., 3rd Flr.
San Mateo, CA 94404-2470                       82,972.715           7.79%

INCOME SERIES
NAME AND ADDRESS                              SHARE AMOUNT      PERCENTAGE
ADVISOR CLASS

FTTC TTEE For ValuSelect
Franklin Templeton
P.O. Box 2438
Rancho Cordova, CA 95741-2438               1,786,249.239          32.13%

FTTC TTEE For ValuSelect
Franklin Resources PSP
P.O. Box 2438
Rancho Cordova, CA 95741-2438               1,562,974.617          28.11%

U.S. GOVERNMENT SECURITIES SERIES
NAME AND ADDRESS                              SHARE AMOUNT      PERCENTAGE
ADVISOR CLASS

FTTC Cust for the IRA of
John M. Lane
1840 Elmwood Rd.
Hillsborough, CA 94010-6363                   262,740.431          10.53%

CAP & CO
P.O. Box 2887
Wilson, NC 27894-2887                         133,067.037           5.33%

Franklin Templeton
Fund Allocator-
Franklin Templeton Conservative
 Target Fund
1810 Gateway Dr., 3rd Flr.
San Mateo, CA 94404-2470                      215,704.910           8.64%

Franklin Templeton
Fund Allocator-
Franklin Templeton
Moderate Target Fund
1810 Gateway Dr., 3rd Flr.
San Mateo, CA 94404-2470                      307,624.951          12.33%

U.S. GOVERNMENT SECURITIES SERIES (CONT.)
NAME AND ADDRESS                              SHARE AMOUNT      PERCENTAGE

Franklin Templeton
Fund Allocator-
Franklin Templeton Growth Target Fund
1810 Gateway Dr., 3rd Flr.
San Mateo, CA 94404-2470                      383,738.676          15.38%

FTTC TTEE For ValuSelect
Franklin Templeton
P.O. Box 2438
Rancho Cordova, CA 95741-2438                 239,159.442           9.58%

FTTC TTEE For ValuSelect
Franklin Resources PSP
P.O. Box 2438
Rancho Cordova, CA 95741-2438                 433,490.892          17.37%


From time to time, the number of Fund shares held in the "street name" accounts of various Securities Dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding.

In the event of disputes involving multiple claims of ownership or authority to control your account, the Fund has the right (but has no obligation) to: (a) freeze the account and require the written agreement of all persons deemed by the Fund to have a potential property interest in the account, before executing instructions regarding the account; (b) interplead disputed funds or accounts with a court of competent jurisdiction; or (c) surrender ownership of all or a portion of the account to the IRS in response to a Notice of Levy.


SUMMARY OF CODE OF ETHICS. Employees of the Franklin Templeton Group who are access persons under the 1940 Act are permitted to engage in personal securities transactions subject to the following general restrictions and procedures: (i) the trade must receive advance clearance from a compliance officer and must be completed by the close of the business day following the day clearance is granted; (ii) copies of all brokerage confirmations must be sent to a compliance officer and, within 10 days after the end of each calendar quarter, a report of all securities transactions must be provided to the compliance officer; and
(iii) access perons involved in preparing and making investment decisions must, in addition to (i) and (ii) above, file annual reports of their securities holdings each January and inform the compliance officer (or other designated personnel) if they own a security that is being considered for a fund or other client transaction or if they are recommending a security in which they have an ownership interest for purchase or sale by a fund or other client.

FINANCIAL STATEMENTS

The audited financial statements contained in the Annual Report to Shareholders of Custodian Funds, for the fiscal year ended September 30, 1997, including the auditors' report, are incorporated herein by reference.

USEFUL TERMS AND DEFINITIONS


1940 ACT - Investment Company Act of 1940, as amended


ADVISERS - Franklin Advisers, Inc., investment manager of the Funds, except Growth Series

BOARD - The Board of Directors of Custodian Funds


CD - Certificate of deposit


CLASS I, CLASS II AND ADVISOR CLASS - Each Fund, except DynaTech Series offers three classes of shares, designated "Class I", "Class II" and "Advisor Class." The three classes have proportionate interests in the Fund's portfolio. They differ, however, primarily in their sales charge and expense structures. DynaTech Series offers two classes of shares, designated "Class I" and "Class II." The two classes have proportionate interests in the Fund's portfolio. They differ, however, primarily in their sales charge structures and Rule 12b-1 plans.


CODE - Internal Revenue Code of 1986, as amended

DISTRIBUTORS - Franklin/Templeton Distributors, Inc., the Fund's principal underwriter


FRANKLIN TEMPLETON FUNDS - The U.S. registered mutual funds in the Franklin Group of Funds(R) and the Templeton Group of Funds except Franklin Valuemark Funds, Templeton Capital Accumulator Fund, Inc., Templeton Variable Annuity Fund, and Templeton Variable Products Series Fund


FRANKLIN TEMPLETON GROUP - Franklin Resources, Inc., a publicly owned holding company, and its various subsidiaries

FRANKLIN TEMPLETON GROUP OF FUNDS - All U.S. registered investment companies in the Franklin Group of Funds(R) and the Templeton Group of Funds

FT SERVICES - Franklin Templeton Services, Inc., the Fund's administrator


INVESTMENT ADVISORY - Franklin Investment Advisory Services, Inc., Growth Series' investment manager


INVESTOR SERVICES - Franklin/Templeton Investor Services, Inc., the Fund's shareholder servicing and transfer agent

IRS - Internal Revenue Service

LETTER - Letter of Intent

NASD - National Association of Securities Dealers, Inc.

NET ASSET VALUE (NAV) - The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

NYSE - New York Stock Exchange

OFFERING PRICE - The public offering price is based on the Net Asset Value per share of the class and includes the front-end sales charge. The maximum front-end sales charge for the Growth and DynaTech Series is 4.50% for Class I and 1% for Class II. The maximum front-end sales charge for the Utilities Series, Income Series, and U.S. Government Securities Series is 4.25% for Class I and 1% for Class II.


PROSPECTUS - The prospectus for the Funds' Class I and Class II shares dated February 1, 1998, as may be amended from time to time


RESOURCES - Franklin Resources, Inc.

SAI - Statement of Additional Information

SEC - U.S. Securities and Exchange Commission


SECURITIES DEALER - A financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the Fund. This reference is for convenience only and does not indicate a legal conclusion of capacity.


U.S. - United States

WE/OUR/US - Unless a different meaning is indicated by the context, these terms refer to the Fund and/or Investor Services, Distributors, or other wholly owned subsidiaries of Resources.



FRANKLIN CUSTODIAN FUNDS, INC.-
ADVISOR CLASS
STATEMENT OF
ADDITIONAL INFORMATION
FEBRUARY 1, 1998
777 MARINERS ISLAND BLVD., P.O. BOX 7777
SAN MATEO, CA 94403-7777  1-800/DIAL BEN

TABLE OF CONTENTS
How Does the Fund Invest Its Assets? ...................................2
Investment Restrictions ................................................5
Officers and Directors .................................................7
Investment Management  and Other Services .............................10
How Does the Fund Buy  Securities for Its Portfolio? ..................11
How Do I Buy, Sell and Exchange Shares?................................12
How Are Fund Shares Valued? ...........................................14
Additional Information on  Distributions and Taxes ....................15
The Fund's Underwriter.................................................20
How Does the Fund  Measure Performance?................................21
Miscellaneous Information .............................................24
Financial Statements ..................................................26
Useful Terms and Definitions ..........................................26

------------------------------------------------------------------------------
When reading this SAI, you will see certain terms beginning with capital letters. This means the term is explained under "Useful Terms and Definitions."
------------------------------------------------------------------------------

The Franklin Custodian Funds, Inc. ("Custodian Funds") is an open-end management investment company consisting of five separate series. This SAI describes the four series (individually or collectively referred to as the "Fund(s)") of Custodian Funds offering Advisor Class shares.

Growth Series - Advisor Class
Utilities Series - Advisor Class
Income Series - Advisor Class
U.S. Government Securities Series - Advisor Class

Growth Series' investment objective is capital appreciation. Growth Series seeks to achieve its objective by investing primarily in common stocks or convertible securities believed to offer favorable possibilities for capital appreciation, some of which may yield little or no current income. Current income is only a secondary consideration when selecting portfolio securities. Utilities Series investment objectives are both capital appreciation and current income. Utilities Series seeks to achieve its investment objectives by investing primarily in common stocks, including, from time to time, non-dividend paying common stocks if, in the opinion of Advisers, these securities appear to offer attractive opportunities for capital appreciation. Utilities Series may also invest in preferred stocks and bonds; at least 65% of the Fundis investments will be in securities of issuers engaged in the public utilities industry. Income Series investment objective is to maximize income while maintaining prospects for capital appreciation. Income Series invests in a diversified portfolio of securities selected with particular consideration of current income production. U.S. Government Securities Series investment objective is income. U.S. Government Securities Series seeks to achieve its objective by investing in a portfolio limited to securities that are obligations of the U.S.
government or its instrumentalities.

The Prospectus, dated February 1, 1998, as may be amended from time to time, contains the basic information you should know before investing in the Fund. For a free copy, call 1-800/DIAL BEN.

THIS SAI IS NOT A PROSPECTUS. IT CONTAINS INFORMATION IN ADDITION TO AND IN MORE DETAIL THAN SET FORTH IN THE PROSPECTUS. THIS SAI IS INTENDED TO PROVIDE YOU WITH ADDITIONAL INFORMATION REGARDING THE ACTIVITIES AND OPERATIONS OF THE FUND, AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

-------------------------------------------------------------------------------
MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENT PRODUCTS:

O ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT;
O    ARE NOT DEPOSITS OR  OBLIGATIONS  OF, OR GUARANTEED OR ENDORSED BY, ANY
     BANK;
O    ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.
-------------------------------------------------------------------------------
HOW DOES THE FUND INVEST ITS ASSETS?

The following provides more detailed information about some of the securities the Funds may buy and its investment policies. You should read it together with the section in the Prospectus entitled "How Does the Fund Invest Its Assets?"

OPTION TRANSACTIONS. Subject to the investment restrictions noted below, the Fund may write covered call options which trade on national securities exchanges. Call options written by the Fund give the holder the right to buy the underlying securities from the Fund at a stated exercise price. A call option is "covered" if the option writer owns the underlying security which is subject to the call or a call on the same security where the exercise price of the call held is equal to or less than the exercise price of the call written.


The writer of an option receives a premium from the buyer, and retains the premium whether or not the option expires unexercised. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand and interest rates. If a call option is exercised, the writer also experiences a profit or loss from the sale of the underlying security. The writer of a call option may have no control over when the underlying securities must be sold since, with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation.


The Fund may terminate its obligation by effecting a "closing purchase transaction." This is accomplished by buying an option identical to the option previously written. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. There is no guarantee that a closing purchase will be available to be effected at the time desired by the Fund. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund until the time of repurchase. Thereafter, the Fund bears the risk of the security's rise or fall in market value unless it sells the security.

The Fund's manager does not currently intend to write options which would cause the market value of any Fund's open options to exceed 5% of the Fund's total net assets. There is no specific limitation on the Fund's ability to write covered call options. However, as a practical matter, the Fund's option writing activities may be limited by federal regulations. As of the fiscal year ended September 30, 1997, there were no open options transactions in any Fund. U.S. Government Securities Series does not presently engage in option transactions, as discussed in investment restriction 10, below.

ENHANCED CONVERTIBLE SECURITIES. The Fund, other than the U.S. Government Securities Series, may invest in convertible preferred stocks that offer enhanced yield features, such as Preferred Equity Redemption Cumulative Stocks ("PERCS"), which provide an investor, such as the Fund, with the opportunity to earn higher dividend income than is available on a company's common stock. PERCS are preferred stocks that generally feature a mandatory conversion date, as well as a capital appreciation limit which is usually expressed in terms of a stated price. Most PERCS expire three years from the date of issue, at which time they are convertible into common stock of the issuer. PERCS are generally not convertible into cash at maturity. Under a typical arrangement, after three years PERCS convert into one share of the issuer's common stock if the issuer's common stock is trading at a price below that set by the capital appreciation limit, and into less than one full share if the issuer's common stock is trading at a price above that set by the capital appreciation limit. The amount of that fractional share of common stock is determined by dividing the price set by the capital appreciation limit by the market price of the issuer's common stock. PERCS can be called at any time prior to maturity, and hence do not provide call protection. If called early, however, the issuer must pay a call premium over the market price to the investor. This call premium declines at a preset rate daily, up to the maturity date.


The Fund may also invest in other classes of enhanced convertible securities. These include but are not limited to ACES (Automatically Convertible Equity Securities), PEPS (Participating Equity Preferred Stock), PRIDES (Preferred Redeemable Increased Dividend Equity Securities), SAILS (Stock Appreciation Income Linked Securities), TECONS (Term Convertible Notes), QICS (Quarterly Income Cumulative Securities) and DECS (Dividend Enhanced Convertible Securities). ACES, PEPS, PRIDES, SAILS, TECONS, QICS and DECS all have the following features: they are issued by the company, the common stock of which will be received in the event the convertible preferred stock is converted; unlike PERCS, they do not have a capital appreciation limit; they seek to provide the investor with high current income with some prospect of future capital appreciation; they are typically issued with three- or four-year maturities; they typically have some built-in call protection for the first two to three years; investors have the right to convert them into shares of common stock at a preset conversion ratio or hold them until maturity, and upon maturity they will necessarily convert into either cash or a specified number of shares of common stock.


Similarly, there may be enhanced convertible debt obligations issued by the operating company, whose common stock is to be acquired in the event the security is converted or by a different issuer, such as an investment bank. These securities may be identified by names such as ELKS (Equity Linked Securities) or similar names. Typically they share most of the salient characteristics of an enhanced convertible preferred stock but will be ranked as senior or subordinated debt in the issuer's corporate structure according to the terms of the debt indenture. There may be additional types of convertible securities not specifically referred to herein which may be also similar to those described in which a Fund may invest, consistent with its objectives and policies.

An investment in an enhanced convertible security or any other security may involve additional risks to the Fund. The Fund may have difficulty disposing of such securities because there may be a thin trading market for a particular security at any given time. Reduced liquidity may have an adverse impact on market price and the Fund's ability to dispose of particular securities, when necessary, to meet the Fund's liquidity needs or in response to a specific economic event, such as the deterioration in the creditworthiness of an issuer. Reduced liquidity in the secondary market for certain securities may also make it more difficult for the Fund to obtain market quotations based on actual trades for purposes of valuing the Fund's portfolio. The Fund, however, intends to acquire liquid securities, though there can be no assurances that this will be achieved. U.S. Government Securities Series does not invest in convertible preferred stocks.

LOAN PARTICIPATIONS. Income Series may invest up to 5% of its total assets (at the time of investment) in loan participations, all of which may have speculative characteristics. Income Series may purchase loan participations at par or which sell at a discount because of the borrower's credit problems. To the extent the borrower's credit problems are resolved, the loan participation may appreciate in value but not beyond par value.

The investment manager may acquire loan participations for Income Series from time to time when it believes the investments offer the possibility of long-term appreciation in value. An investment in loan participations carries a high degree of risk and may have the consequence that interest payments with respect to such securities may be reduced, deferred, suspended or eliminated and may have the further consequence that principal payments may likewise be reduced, deferred, suspended or canceled, causing the loss of the entire amount of the investment. Loans will generally be acquired by Income Series from a bank, finance company or other similar financial services entity ("Lender").

Loan participations are interests in floating or variable rate senior loans ("Loans") to U.S. corporations, partnerships and other entities ("Borrowers") which operate in a variety of industries and geographical regions. Loans in which Income Series will purchase participation interests may pay interest at rates which are periodically redetermined on the basis of a base lending rate plus a premium. These base lending rates are generally the Prime Rate offered by a major U.S. bank, the London Inter-Bank Offered Rate, the CD rate or other base lending rates used by commercial lenders. The Loans typically have the most senior position in a Borrower's capital structure, although some Loans may hold an equal ranking with other senior securities of the Borrower. Although the Loans generally are secured by specific collateral, Income Series may invest in Loans which are not secured by any collateral. Uncollateralized Loans pose a greater risk of nonpayment of interest or loss of principal than do collateralized Loans. The collateral underlying a collateralized Loan may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of such assets would satisfy fully a Borrower's obligations under a Loan. Income Series is not subject to any restrictions with respect to the maturity of the Loans in which it purchases participation interests.

The Loans generally are not rated by nationally recognized statistical rating organizations. Ratings of other securities issued by a Borrower do not necessarily reflect adequately the relative quality of a Borrower's Loans.
Therefore, although the investment manager may consider such ratings in determining whether to invest in a particular Loan, such ratings will not be the determinative factor in the investment manager's analysis.

The Loans are not readily marketable and may be subject to restrictions on resale. Participation interests in the Loans generally are not listed on any national securities exchange or automated quotation system and no regular market has developed for such interests. Any secondary purchases and sales of loan participations generally are conducted in private transactions between buyers and sellers. Many of the Loans in which Income Series expects to purchase interests are of a relatively large principal amount and are held by a relatively large number of owners which, in the investment manager's opinion, should enhance the relative liquidity of such interests.

When acquiring a loan participation, Income Series will have a contractual relationship only with the Lender (typically an entity in the banking, finance or financial services industries), not with the Borrower. Income Series has the right to receive payments of principal and interest to which it is entitled only from the Lender selling the loan participation and only upon receipt by such Lender of such payments from the Borrower. In connection with purchasing loan participations, Income Series generally will have no right to enforce compliance by the Borrower with the terms of the Loan Agreement, nor any rights with respect to any funds acquired by other Lenders through set-off against the Borrower, and the Fund may not directly benefit from the collateral supporting the Loan in which it has purchased the loan participation. As a result, Income Series may assume the credit risk of both the Borrower and the Lender selling the loan participation. In the event of the insolvency of the Lender selling a loan participation, Income Series may be treated as a general creditor of such Lender, and may not benefit from any set-off between such Lender and the Borrower.

GNMA CERTIFICATES. Securities of the type to be included in U.S. Government Securities Series portfolio have historically involved little risk to principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period of a shareholder's investment in the Fund. The U.S. government has never defaulted and never delayed payments of interest or principal on its obligations, however, this does not guarantee the value of a shareholder's investment in U.S. Government Securities Series.

WHEN-ISSUED, DELAYED DELIVERY AND TO-BE-ANNOUNCED ("TBA") TRANSACTIONS. Income Series may purchase debt obligations and U.S. Government Series may purchase and sell GNMA Certificates on a "when-issued," "delayed delivery" or "TBA" basis. These transactions are arrangements under which either Fund may purchase securities with payment and delivery scheduled for a future time, generally within 30 to 60 days. These transactions are subject to market fluctuation and are subject to the risk that the value or yields at delivery may be more or less than the purchase price or yields available when the transaction was entered into. Although both Funds will generally purchase these securities on a when-issued or TBA basis with the intention of acquiring such securities, they may sell such securities before the settlement date if it is deemed advisable. When a Fund is the buyer in such a transaction, it will maintain, in a segregated account with its custodian bank, cash or high-grade marketable securities having an aggregate value equal to the amount of such purchase commitments until payment is made. To the extent the Fund engages in when-issued, delayed delivery or TBA transactions, it will do so only for the purpose of acquiring portfolio securities consistent with the Fund's investment objectives and policies, and not for the purpose of investment leverage. In when-issued, delayed delivery and TBA transactions, the Fund relies on the seller to complete the transaction. The other party's failure to do so may cause the Fund to miss a price or yield considered advantageous. Securities purchased on a when-issued, delayed delivery or TBA basis do not generally earn interest until their scheduled delivery date. Neither Fund is subject to any percentage limit on the amount of its assets which may be invested in when-issued, delayed delivery or TBA purchase obligations.

OTHER POLICIES - As discussed in the Prospectus, the Funds, other than U.S. Government Securities Series, may enter into repurchase agreements with banks or government securities dealers recognized by the Federal Reserve Board and which have been approved by the Board, who agree to repurchase the securities at a predetermined price within a specified time (normally one day to one week). In these transactions, the securities purchased by the Fund have an initial total value in excess of the value of the repurchase agreement and are held by the Fund's custodian bank until repurchased. Such arrangements permit the Fund to keep all of its assets at work while retaining flexibility in pursuit of investments of a longer-term nature. Repurchase agreements of more than one week's duration are considered to be illiquid. U.S. Government Securities Series does not engage in repurchase agreements.

There are no restrictions or limitations on investments in obligations of the U.S. government, or of corporations chartered by Congress as federal government instrumentalities. The underlying assets may be retained in cash, including cash equivalents which are Treasury bills, commercial paper and short-term bank obligations such as certificates of deposit and bankers' acceptances. However, it is intended that only as much of the underlying assets of each Fund be retained in cash as is deemed desirable or expedient under then-existing market conditions.

Each Fund, other than U.S. Government Securities Series, may invest in securities that cannot be offered to the public for sale without first being registered under the Securities Act of 1933 ("restricted securities"), or in other securities which, in the opinion of the Board, may be otherwise illiquid. Illiquid equity securities will not be purchased if, upon such purchase, such securities will constitute 5% of the value of the total net assets of the Fund.

As noted in the Prospectus, it is also the policy of each Fund that illiquid securities may not constitute, at the time of purchase, more than 10% of the value of the total net assets of the Fund in which they are held. Generally an "illiquid security" is any security that cannot be disposed of promptly and in the ordinary course of business at approximately the amount at which the Fund has valued the instrument. Custodian Funds' Board has authorized the Funds to invest in restricted securities where such investment is consistent with each Fund's investment objective and has authorized such securities to be considered liquid and thus not subject to the foregoing limitation, to the extent the investment manager determines that there is a liquid institutional or other market for such securities - for example, restricted securities which may be freely transferred among qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended, and for which a liquid institutional market has developed. The Board will review any determination by the investment manager to treat a restricted security as a liquid security on an ongoing basis, including the investment manager's assessment of current trading activity and the availability of reliable price information. In determining whether a restricted security is properly considered a liquid security, the investment manager and the Board will take into account the following factors:
(i) the frequency of trades and quotes for the security; (ii) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (iii) dealer undertakings to make a market in the security; and (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). To the extent a Fund invests in restricted securities that are deemed liquid, the general level of illiquidity in the Fund may be increased if qualified institutional buyers become uninterested in purchasing these securities or the market for these securities contracts.

WHEN WILL THE FUND ENGAGE IN SECURITIES TRANSACTIONS?

It is intended that portfolio changes in the Growth, Utilities, Income and U.S. Government Securities Series be made as infrequently as possible, consistent with market and economic factors generally, and special considerations affecting any particular security such as the limitation of loss or realization of price appreciation at a time believed to be opportune. The sale of securities held for relatively short periods and reinvestment of the proceeds will result in increased brokerage and transaction costs to the Fund and may involve an increase in taxes to the shareholders.

The portfolio turnover rates for each Fund are set forth below:

                                          PORTFOLIO TURNOVER
                                          FOR FISCAL YEARS
                                          ENDED SEPTEMBER 30
FUND                                        1996       1997
-----------------------------------------------------------
Growth Series .........                     2.03%     1.77%
Utilities Series ......                    17.05%     7.24%
Income Series .........                    25.29%    16.15%
U.S. Government
 Securities Series ....                     8.01%     1.74%


INVESTMENT RESTRICTIONS


Custodian Funds has adopted the following restrictions as fundamental policies. These restrictions may not be changed without the approval of a majority of the outstanding voting securities of Custodian Funds. Under the 1940 Act, this means the approval of (i) more than 50% of the outstanding shares of Custodian Funds or (ii) 67% or more of the shares of Custodian Funds present at a shareholder meeting if more than 50% of the outstanding shares of Custodian Funds are represented at the meeting in person or by proxy, whichever is less. Custodian Funds MAY NOT:

 1. Borrow money or mortgage or pledge any of the assets of the Fund, except that borrowings for temporary or emergency purposes may be made in an amount up to 5% of total asset value.

 2. Buy any securities on "margin" or sell any securities "short."

 3. Lend any funds or other assets, except by the purchase of publicly distributed bonds, debentures, notes, to-be-announced securities or other debt securities and except that securities of any Fund, other than the U.S.
Government Securities Series, may be loaned to broker-dealers or other institutional investors as discussed in the Fund's Prospectus under "Loans of Portfolio Securities." For additional information relating to this policy see discussions under "Loan Participations" and limitations on illiquid securities under "Other Policies."

 4. Act as underwriter of securities issued by other persons except insofar as the Fund may be technically deemed an underwriter under the federal securities laws in connection with the disposition of portfolio securities.

 5. Invest more than 5% of the value of the gross assets of a Fund in the securities of any one issuer, but this limitation does not apply to investments in securities issued or guaranteed by the U.S. government or its instrumentalities. (Growth, Income and Utilities Series also have policies that concentration of investments in a single industry may not exceed 25% of their assets, except that Utilities Series will concentrate its investments in the utilities industry.)

 6. Purchase the securities of any issuer which would result in any Fund owning more than 10% of the outstanding voting securities of an issuer.

 7. Purchase from or sell to its officers and directors, or any firm of which any officer or director is a member, as principal, any securities, but may deal with such persons or firms as brokers and pay a customary brokerage commission; retain securities of any issuer if, to the knowledge of the Fund, one or more of its officers, directors or investment advisor own beneficially more than one-half of 1% of the securities of such issuer and all such officers and directors together own beneficially more than 5% of such securities.

 8. Purchase any securities issued by a corporation which has not been in continuous operation for three years, but such period may include the operation of a predecessor.

 9. Acquire, lease or hold real estate except such as may be necessary or advisable for the maintenance of its offices.

10. Invest in commodities and commodity contracts, puts, calls, straddles, spreads or any combination thereof, or interests in oil, gas or other mineral exploration or development programs. The Fund may, however, write covered call options listed for trading on a national securities exchange and purchase call options to the extent necessary to cancel call options previously written. At the present, there are no options listed for trading on a national securities exchange covering the types of securities which are appropriate for investment by the U.S. Government Securities Series and, therefore, there are no option transactions available for that Fund.

11. Invest in companies for the purpose of exercising control or management.

12. Purchase securities of other investment companies; except to the extent each Fund invests its uninvested daily cash balances in shares of the Franklin Money Fund and other money market funds in the Franklin Templeton Group of Funds provided (i) its purchases and redemptions of such money market fund shares may not be subject to any purchase or redemption fees, (ii) its investments may not be subject to duplication of management fees, nor to any charge related to the expense of distributing each Fund's shares (as determined under Rule 12b-1, as amended, under the federal securities laws) and (iii) provided aggregate investments by a Fund in any such money market fund do not exceed (A) the greater of (i) 5% of each Fund's total net assets or (ii) $2.5 million, or (B) more than 3% of the outstanding shares of any such money market fund.

If a bankruptcy or other extraordinary event occurs concerning a particular security owned by the Fund, the Fund may receive stock, real estate, or other investments that the Fund would not, or could not, buy. In this case, the Fund intends to dispose of the investment as soon as practicable while maximizing the return to shareholders.

If a percentage restriction is met at the time of investment, a later increase or decrease in the percentage due to a change in the value or liquidity of portfolio securities or the amount of assets will not be considered a violation of any of the foregoing restrictions.


OFFICERS AND DIRECTORS


The Board has the responsibility for the overall management of Custodian Funds, including general supervision and review of its investment activities. The Board, in turn, elects the officers of Custodian Funds who are responsible for administering each Fund's day-to-day operations. The affiliations of the officers and Board members and their principal occupations for the past five years are shown below. Members of the Board who are considered "interested persons" of Custodian Funds under the 1940 Act are indicated by an asterisk (*).

 ......                        Positions and           Principal Occupation
Name, Age and                 Offices with the  During the Past Five
ADDRESS                       FUND                    YEARS

 Harris J. Ashton (65)        Director
 General Host Corporation
 Metro Center, 1 Station Place
 Stamford, CT 06904-2045

                                         President,  Chief Executive Officer and
                                         Chairman  of the  Board,  General  Host
                                         Corporation    (nursery    and    craft
                                         centers);  Director, RBC Holdings, Inc.
                                         (a  bank  holding  company)  and  Bar-S
                                         Foods  (a meat  packing  company);  and
                                         director  or  trustee,  as the case may
                                         be, of 52 of the  investment  companies
                                         in  the  Franklin  Templeton  Group  of
                                         Funds.

 S. Joseph Fortunato (65)      Director
 Park Avenue at Morris County
 P.O. Box 1945
 Morristown, NJ 07962-1945

                                         Member  of  the  law  firm  of  Pitney,
                                         Hardin, Kipp & Szuch; Director, General
                                         Host  Corporation  (nursery  and  craft
                                         centers);  and director or trustee,  as
                                         the   case   may  be,   of  54  of  the
                                         investment  companies  in the  Franklin
                                         Templeton Group of Funds.

 Edith E. Holiday (45)         Director
 3239 38th Street, N.W.
 Washington, DC 20016

                                         Director (1993-present) of Amerada Hess
                                         Corporation and Hercules  Incorporated;
                                         Director of Beverly  Enterprises,  Inc.
                                         (1995-present)  and H.J.  Heinz Company
                                         (1994-present;    formerly,    chairman
                                         (1995-1997) and trustee  (1993-1997) of
                                         National   Child    Research    Center;
                                         assistant  to  the   President  of  the
                                         United  States  and  Secretary  of  the
                                         Cabinet (1990-1993), general counsel to
                                         the United States  Treasury  Department
                                         (1989-1990)   and   counselor   to  the
                                         Secretary and  Assistant  Secretary for
                                         Public      Affairs      and     Public
                                         Liaison-United      States     Treasury
                                         Department (1988-1989);  and trustee or
                                         director   of  24  of  the   investment
                                         companies  in  the  Franklin  Templeton
                                         Group of Funds.

*Charles B. Johnson (65)      President
 777 Mariners Island Blvd.    and Director
 San Mateo, CA 94404

                                         President,  Chief Executive Officer and
                                         Director,   Franklin  Resources,  Inc.;
                                         Chairman  of the  Board  and  Director,
                                         Franklin   Advisers,   Inc.,   Franklin
                                         Advisory   Services,   Inc.,   Franklin
                                         Investment Advisory Services,  Inc. and
                                         Franklin Templeton Distributors,  Inc.;
                                         Director,  Franklin/Templeton  Investor
                                         Services,   Inc.,   Franklin  Templeton
                                         Services,   Inc.   and   General   Host
                                         Corporation    (nursery    and    craft
                                         centers);  and officer and/or  director
                                         or trustee, as the case may be, of most
                                         of the other  subsidiaries  of Franklin
                                         Resources,   Inc.  and  of  53  of  the
                                         investment  companies  in the  Franklin
                                         Templeton Group of Funds.

*Rupert H. Johnson, Jr. (57)  Vice President
 777 Mariners Island Blvd.    and Director
 San Mateo, CA 94404

                                         Executive  Vice President and Director,
                                         Franklin  Resources,  Inc. and Franklin
                                         Templeton Distributors, Inc.; President
                                         and Director,  Franklin Advisers, Inc.;
                                         Senior  Vice  President  and  Director,
                                         Franklin  Advisory  Services,  Inc. and
                                         Franklin  Investment Advisory Services,
                                         Inc.;   Director,    Franklin/Templeton
                                         Investor  Services,  Inc.;  and officer
                                         and/or director or trustee, as the case
                                         may   be,   of   most   of  the   other
                                         subsidiaries  of  Franklin   Resources,
                                         Inc.  and  of  57  of  the   investment
                                         companies  in  the  Franklin  Templeton
                                         Group of Funds.

 Gordon S. Macklin (69)        Director
 8212 Burning Tree Road
 Bethesda, MD 20817

                                         Chairman,   White   River   Corporation
                                         (financial  services);  Director,  Fund
                                         American  Enterprises  Holdings,  Inc.,
                                         MCI  Communications  Corporation,   CCC
                                         Information    Services   Group,   Inc.
                                         (information services), MedImmune, Inc.
                                         (biotechnology), Shoppers Express (home
                                         shopping),     and    Spacehab,    Inc.
                                         (aerospace  services);  and director or
                                         trustee,  as the case may be,  of 51 of
                                         the   investment   companies   in   the
                                         Franklin   Templeton  Group  of  Funds;
                                         formerly Chairman,  Hambrecht and Quist
                                         Group,   Director,  H  &  Q  Healthcare
                                         Investors,   and  President,   National
                                         Association of Securities Dealers, Inc.

 Harmon E. Burns (52)          Vice President
 777 Mariners Island Blvd.
 San Mateo, CA 94404

                                         Executive Vice President, Secretary and
                                         Director,   Franklin  Resources,  Inc.;
                                         Executive  Vice President and Director,
                                         Franklin Templeton  Distributors,  Inc.
                                         and Franklin Templeton Services,  Inc.;
                                         Executive  Vice   President,   Franklin
                                         Advisers,        Inc.;        Director,
                                         Franklin/Templeton  Investor  Services,
                                         Inc.;  and officer  and/or  director or
                                         trustee, as the case may be, of most of
                                         the  other   subsidiaries  of  Franklin
                                         Resources,   Inc.  and  of  57  of  the
                                         investment  companies  in the  Franklin
                                         Templeton Group of Funds.

 Martin L. Flanagan (37)      Vice President
 777 Mariners Island Blvd.    and Chief
 San Mateo, CA 94404          Financial Officer

                                         Senior   Vice   President   and   Chief
                                         Financial Officer,  Franklin Resources,
                                         Inc.;   Executive  Vice  President  and
                                         Director,  Templeton  Worldwide,  Inc.;
                                         Executive   Vice    President,    Chief
                                         Operating    Officer   and    Director,
                                         Templeton  Investment  Counsel,   Inc.;
                                         Senior Vice  President  and  Treasurer,
                                         Franklin  Advisers,   Inc.;  Treasurer,
                                         Franklin   Advisory   Services,   Inc.;
                                         Treasurer and Chief Financial  Officer,
                                         Franklin  Investment Advisory Services,
                                         Inc.;  President,   Franklin  Templeton
                                         Services,  Inc.; Senior Vice President,
                                         Franklin/Templeton  Investor  Services,
                                         Inc.;  and officer  and/or  director or
                                         trustee,  as the case may be,  of 57 of
                                         the   investment   companies   in   the
                                         Franklin Templeton Group of Funds.

 Deborah R. Gatzek (49)       Vice President
 777 Mariners Island Blvd.
 San Mateo, CA 94404

                                         Senior  Vice   President   and  General
                                         Counsel,   Franklin  Resources,   Inc.;
                                         Senior   Vice    President,    Franklin
                                         Templeton  Services,  Inc. and Franklin
                                         Templeton   Distributors,   Inc.;  Vice
                                         President,  Franklin Advisers, Inc. and
                                         Franklin Advisory Services,  Inc.; Vice
                                         President,   Chief  Legal  Officer  and
                                         Chief   Operating   Officer,   Franklin
                                         Investment Advisory Services, Inc.; and
                                         officer   of  57  of   the   investment
                                         companies  in  the  Franklin  Templeton
                                         Group of Funds.

 Diomedes Loo-Tam (58)        Treasurer and
 777 Mariners Island Blvd.    Principal
 San Mateo, CA 94404          Accounting Officer

                                         Senior   Vice    President,    Franklin
                                         Templeton  Services,  Inc.; and officer
                                         of 34 of the  investment  companies  in
                                         the Franklin Templeton Group of Funds.

 Brian E. Lorenz (58)         Secretary
 One North Lexington Avenue
 White Plains, NY 10001-1700

                                         Attorney,  member  of the  law  firm of
                                         Bleakley  Platt & Schmidt;  and officer
                                         of three of the investment companies in
                                         the Franklin Templeton Group of Funds.

The table above shows the officers and Board members who are affiliated with Distributors, Advisers and Investment Advisory. Nonaffiliated members of the Board are currently paid $1,350 per month plus $1,300 per meeting attended. As shown above, the nonaffiliated Board members also serve as directors or trustees of other investment companies in the Franklin Templeton Group of Funds. They may receive fees from these funds for their services. The following table provides the total fees paid to nonaffiliated Board members by Custodian Funds and by other funds in the Franklin Templeton Group of Funds.

                                                              NUMBER OF BOARDS
                                             TOTAL FEES       IN THE FRANKLIN
                              TOTAL FEES  RECEIVED FROM THE   TEMPLETON GROUP
                            RECEIVED FROM  FRANKLIN TEMPLETON OF FUNDS ON WHICH
      NAME                    THE FUND*    GROUP OF FUNDS*      EACH SERVES***
      ----------------------------------------------------------------------
      Harris J. Ashton .........  $30,500     $344,642             53
      S. Joseph Fortunato ......   30,500      361,562             55
      Edith Holiday ............      -0-       72,875             24
      Gordon S. Macklin ........   30,500      337,292             50

*For the fiscal year ended September 30, 1997.
**For the calendar year ended December 31, 1997.
***We base the number of boards on the number of registered investment companies in the Franklin Templeton Group of Funds. This number does not include the total number of series or funds within each investment company for which the Board members are responsible. The Franklin Templeton Group of Funds currently includes 59 registered investment companies, with approximately 172 U.S. based funds or series.

Nonaffiliated members of the Board are reimbursed for expenses incurred in connection with attending board meetings, paid pro rata by each fund in the Franklin Templeton Group of Funds for which they serve as director or trustee. No officer or Board member received any other compensation, including pension or retirement benefits, directly or indirectly from the Fund or other funds in the Franklin Templeton Group of Funds. Certain officers or Board members who are shareholders of Resources may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.

During the fiscal year ended September 30, 1997, legal fees and expenses of $74,098 were paid to the law firm of which Mr. Lorenz, an officer of Custodian Funds, is a partner, and which acts as counsel to the Fund.

As of January 2, 1998, the officers and Board members, as a group, owned of record and beneficially the following shares of the Fund: approximately 4,428.423 shares of Growth Series - Class I, 4,094.172 shares of Growth Series - Advisor Class, 102.460 shares of Utilities Series - Class I, 13,603.842 shares of DynaTech Series - Class I, 439.436 shares of Income Series - Class I, 12,633.274 shares of Income Series - Advisor Class, 48,364.879 shares of U.S.
Government Securities Series Class I and 9,716.923 shares of U.S. Government Securities Series - Advisor Class, or less than 1% of the total outstanding Class I and Advisor Class shares of each Fund and 29,290.179 shares of Utilities Series - Advisor Class, or less than 3% of the total outstanding Advisor Class shares of Utilities Series. Many of the Board members also own shares in other funds in the Franklin Templeton Group of Funds. Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.


INVESTMENT MANAGEMENT AND OTHER SERVICES


Investment Manager and Services Provided. Advisers is the investment manager of the Funds, except for Growth Series. Growth Series' investment manager is Investment Advisory. The investment manager provides investment research and portfolio management services, including the selection of securities for the Fund to buy, hold or sell and the selection of brokers through whom the Fund's portfolio transactions are executed. The investment manager's activities are subject to the review and supervision of the Board to whom the investment manager renders periodic reports of the Fund's investment activities. Each investment manager and its officers, directors and employees are covered by fidelity insurance for the protection of the Funds.

The investment managers and their affiliates act as investment manager to numerous other investment companies and accounts. The investment manager may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by the investment manager on behalf of the Fund. Similarly, with respect to the Fund, the investment manager is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that investment manager and access persons, as defined by the 1940 Act, may buy or sell for its or their own account or for the accounts of any other fund. The investment manager is not obligated to refrain from investing in securities held by the Fund or other funds that it manages. Of course, any transactions for the accounts of the investment manager and other access persons will be made in compliance with the Fund's Code of Ethics. Please see "Miscellaneous Information - Summary of Code of Ethics."

MANAGEMENT FEES. Under its management agreement, each Fund pays the investment manager a management fee equal to a monthly rate of 5/96 of 1% of the value of net assets up to and including $100 million; and 1/24 of 1% of the value of net assets over $100 million and not over $250,000,000; and 9/240 of 1% of the value of net assets over $250 million and not over $10 billion; and 11/300 of 1% of the value of net assets over $10 billion and not over $12.5 billion; and 7/200 of 1% of the value of net assets over $12.5 billion and not over $15 billion; and 1/30 of 1% of the value of net assets over $15 billion and not over $17.5 billion; and 19/100 of 1% of the value of net assets over $17.5 billion and not over $20 billion; and 3/100 of 1% of the value of net assets in excess of $20 billion. The fee is computed at the close of business on the last business day of each month. Each class pays its proportionate share of the management fee.

For the fiscal years ended September 30, 1995, 1996 and 1997, management fees paid to the investment manager were as follows:

      FUND                                   1995        1996          1997
      Growth Series ....................$ 2,969,094  $ 4,329,460   $ 6,295,304
      Utilities Series ................. 12,223,592   12,335,820     9,987,693
      Income Series..................... 23,887,430   30,075,76     35,364,027
      U.S. Government Securities Series   0,269,876    48,138,799   44,411,776

MANAGEMENT AGREEMENT. The management agreement for each Fund is in effect until January 31, 1999. Each may continue in effect for successive annual periods if its continuance is specifically approved at least annually by a vote of the Board or by a vote of the holders of a majority of Custodian Funds' outstanding voting securities, and in either event by a majority vote of the Board members who are not parties to the management agreement or interested persons of any such party (other than as members of the Board), cast in person at a meeting called for that purpose. Each management agreement may be terminated without penalty at any time by the Board or by a vote of the holders of a majority of Custodian Funds' outstanding voting securities on 30 days' written notice to the investment manager, or by the investment manager on 30 days' written notice to Custodian Funds, and will automatically terminate in the event of its assignment, as defined in the 1940 Act.

ADMINISTRATIVE SERVICES. Under an agreement with the investment manager, FT Services provides certain administrative services and facilities for Custodian Funds. These include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements. FT Services is a wholly owned subsidiary of Resources.

Under its administration agreement, the investment manager pays FT Services a monthly administration fee equal to an annual rate of 0.15% of the Fund's average daily net assets up to $200 million, 0.135% of average daily net assets over $200 million up to $700 million, 0.10% of average daily net assets over $700 million up to $1.2 billion, and 0.075% of average daily net assets over $1.2 billion. The fee is paid by the investment manager. It is not a separate expense of the Fund.

SHAREHOLDER SERVICING AGENT. Investor Services, a wholly owned subsidiary of Resources, is Custodian Funds' shareholder servicing agent and acts as the Fund's transfer agent and dividend-paying agent. Investor Services is compensated on the basis of a fixed fee per account. Custodian Funds may also reimburse Investor Services for certain out-of-pocket expenses, which may include payments by Investor Services to entities, including affiliated entities, that provide sub-shareholder services, recordkeeping and/or transfer agency services to beneficial owners of the Fund. The amount of reimbursements for these services per benefit plan participant Fund account per year may not exceed the per account fee payable by Custodian Funds to Investor Services in connection with maintaining shareholder accounts.

CUSTODIAN. Bank of New York, Mutual Funds Division, 90 Washington Street, New York, New York 10286, acts as custodian of the securities and other assets of Custodian Funds. The custodian does not participate in decisions relating to the purchase and sale of portfolio securities.

AUDITORS. Coopers & Lybrand L.L.P., 333 Market Street, San Francisco, California 94105, are Custodian Funds' independent auditors. During the fiscal year ended September 30, 1997, their auditing services consisted of rendering an opinion on the financial statements of Custodian Funds included in Custodian Funds' Annual Report to Shareholders for the fiscal year ended September 30, 1997.

HOW DOES THE FUND BUY SECURITIES FOR ITS PORTFOLIO?

The investment manager selects brokers and dealers to execute the Fund's portfolio transactions in accordance with criteria set forth in the management agreement and any directions that the Board may give.

When placing a portfolio transaction, the investment manager seeks to obtain prompt execution of orders at the most favorable net price. For portfolio transactions on a securities exchange, the amount of commission paid by the Fund is negotiated between the investment manager and the broker executing the transaction. The determination and evaluation of the reasonableness of the brokerage commissions paid are based to a large degree on the professional opinions of the persons responsible for placement and review of the transactions. These opinions are based on the experience of these individuals in the securities industry and information available to them about the level of commissions being paid by other institutional investors of comparable size. The investment manager will ordinarily place orders to buy and sell over-the-counter securities on a principal rather than agency basis with a principal market maker unless, in the opinion of the investment manager, a better price and execution can otherwise be obtained. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask price.

The investment manager may pay certain brokers commissions that are higher than those another broker may charge, if the investment manager determines in good faith that the amount paid is reasonable in relation to the value of the brokerage and research services it receives. This may be viewed in terms of either the particular transaction or the investment manager's overall responsibilities to client accounts over which it exercises investment discretion. The services that brokers may provide to the investment manager include, among others, supplying information about particular companies, markets, countries, or local, regional, national or transnational economies, statistical data, quotations and other securities pricing information, and other information that provides lawful and appropriate assistance to the investment manager in carrying out its investment advisory responsibilities. These services may not always directly benefit the Fund. They must, however, be of value to the investment manager in carrying out its overall responsibilities to its clients.

Since most purchases by U.S. Government Securities Series are principal transactions at net prices, U.S. Government Securities Series incurs little or no brokerage costs. The Fund deals directly with the selling or buying principal or market maker without incurring charges for the services of a broker on its behalf, unless it is determined that a better price or execution may be obtained by using the services of a broker. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask prices. The Fund seeks to obtain prompt execution of orders at the most favorable net price. Transactions may be directed to dealers in return for research and statistical information, as well as for special services provided by the dealers in the execution of orders.

It is not possible to place a dollar value on the special executions or on the research services the investment manager receives from dealers effecting transactions in portfolio securities. The allocation of transactions in order to obtain additional research services permits the investment manager to supplement its own research and analysis activities and to receive the views and information of individuals and research staffs of other securities firms. As long as it is lawful and appropriate to do so, the investment manager and its affiliates may use this research and data in their investment advisory capacities with other clients. If the Fund's officers are satisfied that the best execution is obtained, the sale of Fund shares, as well as shares of other funds in the Franklin Templeton Group of Funds, may also be considered a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.

Because Distributors is a member of the NASD, it may sometimes receive certain fees when the Fund tenders portfolio securities pursuant to a tender-offer solicitation. As a means of recapturing brokerage for the benefit of the Fund, any portfolio securities tendered by the Fund will be tendered through Distributors if it is legally permissible to do so. In turn, the next management fee payable to the investment manager will be reduced by the amount of any fees received by Distributors in cash, less any costs and expenses incurred in connection with the tender.

If purchases or sales of securities of the Fund and one or more other investment companies or clients supervised by the investment manager are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the investment manager, taking into account the respective sizes of the funds and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the Fund is concerned. In other cases it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Fund.

During the fiscal years ended September 30, 1995, 1996 and 1997, the Fund paid brokerage commissions as follows:

      FUND                                   1995         1996         1997
      ---------------------------------------------------------------------
      Growth Series.....................    $50,102    $ 105,528     $  78,178
      Utilities Series..................     11,850    1,525,621     1,146,668
      Income Series.....................    895,111    1,220,342       848,922
      U.S. Government Securities
      Series............................        -0-          -0-           -0-

As of September 30, 1997, the Fund did not own securities of its regular broker-dealers.


HOW DO I BUY, SELL AND EXCHANGE SHARES?

ADDITIONAL INFORMATION ON BUYING SHARES


Custodian Funds continuously offers its shares through Securities Dealers who have an agreement with Distributors. Securities laws of states where Custodian Fund offers its shares may differ from federal law. Banks and financial institutions that sell shares of the Funds may be required by state law to register as Securities Dealers.


When you buy shares, if you submit a check or a draft that is returned unpaid to the Fund we may impose a $10 charge against your account for each returned item.


OTHER PAYMENTS TO SECURITIES DEALERS. Distributors and/or its affiliates provide financial support to various Securities Dealers that sell shares of the Franklin Templeton Group of Funds. This support is based primarily on the amount of sales of fund shares. The amount of support may be affected by: total sales; net sales; levels of redemptions; the proportion of a Securities Dealer's sales and marketing efforts in the Franklin Templeton Group of Funds; a Securities Dealer's support of, and participation in, Distributors' marketing programs; a Securities Dealer's compensation programs for its registered representatives;
and the extent of a Securities Dealer's marketing programs relating to the Franklin Templeton Group of Funds. Financial support to Securities Dealers may be made by payments from Distributors' resources, from Distributors' retention of underwriting concessions and, in the case of funds that have Rule 12b-1 plans, from payments to Distributors under such plans. In addition, certain Securities Dealers may receive brokerage commissions generated by fund portfolio transactions in accordance with the NASD's rules.

REINVESTMENT DATE. Shares acquired through the reinvestment of dividends will be purchased at the Net Asset Value determined on the business day following the dividend record date (sometimes known as the "ex-dividend date"). The processing date for the reinvestment of dividends may vary and does not affect the amount or value of the shares acquired.


ADDITIONAL INFORMATION ON EXCHANGING SHARES

If you request the exchange of the total value of your account, declared but unpaid income dividends and capital gain distributions will be exchanged into the new fund and will be invested at Net Asset Value. Backup withholding and information reporting may apply. Information regarding the possible tax consequences of an exchange is included in the tax section in this SAI and in the Prospectus.


If a substantial number of shareholders should, within a short period, sell their shares of the Fund under the exchange privilege, the Fund might have to sell portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this occurs, it is the Fund's general policy to initially invest this money in short-term, interest-bearing money market instruments, unless it is believed that attractive investment opportunities consistent with the Fund's investment objectives exist immediately. This money will then be withdrawn from the short-term, money market instruments and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The proceeds from the sale of shares of an investment company are generally not available until the fifth business day following the sale. The funds you are seeking to exchange into may delay issuing shares pursuant to an exchange until that fifth business day. The sale of Fund shares to complete an exchange will be effected at Net Asset Value at the close of business on the day the request for exchange is received in proper form. Please see "May I Exchange Shares for Shares of Another Fund?" in the Prospectus.


ADDITIONAL INFORMATION ON SELLING SHARES


SYSTEMATIC WITHDRAWAL PLAN. There are no service charges for establishing or maintaining a systematic withdrawal plan. Payments under the plan will be made from the redemption of an equivalent amount of shares in your account, generally on the 25th day of the month in which a payment is scheduled. If the 25th falls on a weekend or holiday, we will process the redemption on the next business day.


Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments exceed distributions received from the Fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.


The Fund may discontinue a systematic withdrawal plan by notifying you in writing and will automatically discontinue a systematic withdrawal plan if all shares in your account are withdrawn or if the Fund receives notification of the shareholder's death or incapacity.

THROUGH YOUR SECURITIES DEALER. If you sell shares through your Securities Dealer, it is your dealer's responsibility to transmit the order to the Fund in a timely fashion. Any loss to you resulting from your dealer's failure to do so must be settled between you and your Securities Dealer.

REDEMPTIONS IN KIND. The Fund has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior approval of the SEC. In the case of redemption requests in excess of these amounts, the Board reserves the right to make payments in whole or in part in securities or other assets of the Fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the Fund. In these circumstances, the securities distributed would be valued at the price used to compute the Fund's net assets and you may incur brokerage fees in converting the securities to cash. The Fund does not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.


GENERAL INFORMATION


If dividend checks are returned to the Fund marked "unable to forward" by the postal service, we will consider this a request by you to change your dividend option to reinvest all distributions. The proceeds will be reinvested in additional shares at Net Asset Value until we receive new instructions.

Distribution or redemption checks sent to you do not earn interest or any other income during the time the checks remain uncashed. Neither the Fund nor its affiliates will be liable for any loss caused by your failure to cash such checks.

In most cases, if mail is returned as undeliverable we are required to take certain steps to try to find you free of charge. If these attempts are unsuccessful, however, we may deduct the costs of any additional efforts to find you from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.


All checks, drafts, wires and other payment mediums used to buy or sell shares of the Fund must be denominated in U.S. dollars. We may, in our sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank.


SPECIAL SERVICES. Investor Services may pay certain financial institutions that maintain omnibus accounts with the Fund on behalf of numerous beneficial owners for recordkeeping operations performed with respect to such owners. For each beneficial owner in the omnibus account, the Fund may reimburse Investor Services an amount not to exceed the per account fee that the Fund normally pays Investor Services. These financial institutions may also charge a fee for their services directly to their clients.


Certain   shareholder   servicing  agents  may  be  authorized  to  accept  your
transaction request.


HOW ARE FUND SHARES VALUED?

We calculate the Net Asset Value per share as of the close of the NYSE, normally 1:00 p.m. Pacific time, each day that the NYSE is open for trading. As of the date of this SAI, the Fund is informed that the NYSE observes the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

For the purpose of determining the aggregate net assets of the Fund, cash and receivables are valued at their realizable amounts. Interest is recorded as accrued and dividends are recorded on the ex-dividend date. Portfolio securities listed on a securities exchange or on the NASDAQ National Market System for which market quotations are readily available are valued at the last quoted sale price of the day or, if there is no such reported sale, within the range of the most recent quoted bid and ask prices. Over-the-counter portfolio securities are valued within the range of the most recent quoted bid and ask prices. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market as determined by the investment manager.

Portfolio securities underlying actively traded call options are valued at their market price as determined above. The current market value of any option held by the Fund is its last sale price on the relevant exchange before the time when assets are valued. Lacking any sales that day or if the last sale price is outside the bid and ask prices, options are valued within the range of the current closing bid and ask prices if the valuation is believed to fairly reflect the contract's market value.

The value of a foreign security is determined as of the close of trading on the foreign exchange on which it is traded or as of the close of trading on the NYSE, if that is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at noon, New York time, on the day the value of the foreign security is determined. If no sale is reported at that time, the foreign security is valued within the range of the most recent quoted bid and ask prices. Occasionally events that affect the values of foreign securities and foreign exchange rates may occur between the times at which they are determined and the close of the exchange and will, therefore, not be reflected in the computation of the Net Asset Value. If events materially affecting the values of these foreign securities occur during this period, the securities will be valued at their fair value as determined by the investment manager and approved in good faith by the Board.

Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the close of the NYSE. The value of these securities used in computing the Net Asset Value is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the close of the NYSE that will not be reflected in the computation of the Net Asset Value. If events materially affecting the values of these securities occur during this period, the securities will be valued at their fair value as determined by the investment manager and approved in good faith by the Board.


Other securities for which market quotations are readily available are valued at the current market price, which may be obtained from a pricing service, based on a variety of factors including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific issues. Securities and other assets for which market prices are not readily available are valued at fair value as determined following procedures approved by the Board. With the approval of the Board, the Fund may utilize a pricing service, bank or Securities Dealer to perform any of the above described functions.


ADDITIONAL INFORMATION ON DISTRIBUTIONS AND TAXES


DISTRIBUTIONS


DISTRIBUTIONS OF NET INVESTMENT INCOME. The Custodian Funds receive income generally in the form of dividends, interest, original issue, market and acquisition discount, and other income derived from its investments. This income, less expenses incurred in the operation of a Fund, constitutes its net investment income from which dividends may be paid to you. Any distributions by a Fund from such income will be taxable to you as ordinary income, whether you take them in cash or in additional shares.

DISTRIBUTIONS OF CAPITAL GAINS. The Custodian Funds may derive capital gains and losses in connection with sales or other dispositions of its portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income. Distributions paid from long-term capital gains realized by a Fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares in a Fund. Any net short-term or long-term capital gains realized by a Fund (net of any capital loss carryovers) generally will be distributed once each year, and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on a Fund.

Under the Taxpayer Relief Act of 1997 (the "1997 Act"), the Custodian Funds are required to report the capital gain distributions paid to you from gains realized on the sale of portfolio securities using the following categories:

"28% RATE GAINS": gains resulting from securities sold by a Fund after July 28, 1997 that were held for more than one year but not more than 18 months, and securities sold by a Fund before May 7, 1997 that were held for more than one year. These gains will be taxable to individual investors at a maximum rate of 28%.

"20% RATE GAINS": gains resulting from securities sold by a Fund after July 28, 1997 that were held for more than 18 months, and under a transitional rule, securities sold by a Fund between May 7 and July 28, 1997 (inclusive) that were held for more than one year. These gains will be taxable to individual investors at a maximum rate of 20% for individual investors in the 28% or higher federal income tax brackets, and at a maximum rate of 10% for investors in the 15% federal income tax bracket.

The Act also provides for a new maximum rate of tax on capital gains of 18% for individuals in the 28% or higher federal income tax brackets and 8% for individuals in the 15% federal income tax bracket for "qualified 5-year gains." For individuals in the 15% bracket, qualified 5-year gains are net gains on securities held for more than 5 years which are sold after December 31, 2000. For individuals who are subject to tax at higher rates, qualified 5-year gains are net gains on securities which are purchased after December 31, 2000 and are held for more than 5 years. Taxpayers subject to tax at the higher rates may also make an election for shares held on January 1, 2001 to recognize gain on their shares in order to qualify such shares as qualified 5-year property.

The Custodian Funds will advise you after the end of each calendar year of the amount of its capital gain distributions paid during the calendar year that qualify for these maximum federal tax rates. Additional information on reporting these distributions on your personal income tax returns is available in Franklin Templeton's Tax Information Handbook. This handbook has been revised to include 1997 Act tax law changes. Questions concerning each investor's personal tax reporting should be addressed to the investor's personal tax advisor.

CERTAIN DISTRIBUTIONS PAID IN JANUARY. Distributions which are declared in October, November or December and paid to you in January of the following year, will be treated for tax purposes as if they had been received by you on December 31 of the year in which they were declared. The Custodian Funds will report this income to you on your Form 1099-DIV for the year in which these distributions were declared.

EFFECT OF FOREIGN INVESTMENTS ON DISTRIBUTIONS. Most foreign exchange gains realized on the sale of debt instruments are treated as ordinary income by a Fund. Similarly, you should be aware that any foreign exchange losses realized by a Fund, on the sale of debt instruments, are generally treated as ordinary losses by the Fund. These gains when distributed will be taxable to you as ordinary dividends, and any losses will reduce a Fund's ordinary income otherwise available for distribution to you. This treatment could increase or reduce a Fund's ordinary income distributions to you, and may cause some or all of a Fund's previously distributed income to be classified as a return of capital.

The 1997 Act also simplifies the procedures by which investors in funds that invest in foreign securities can claim tax credits on their individual income tax returns for the foreign taxes paid by a Fund. These provisions will allow investors who claim a credit for foreign taxes paid of $300 or less on a single return or $600 or less on a joint return during any year (all of which must be reported on IRS Form 1099-DIV from a Fund to the investor) to bypass the burdensome and detailed reporting requirements on the supporting foreign tax credit schedule (Form 1116) and report foreign taxes paid directly on page 2 of Form 1040. YOU SHOULD NOTE THAT THIS SIMPLIFIED PROCEDURE WILL NOT BE AVAILABLE UNTIL CALENDAR YEAR 1998.

INFORMATION ON THE TAX CHARACTER OF DISTRIBUTIONS. The Custodian Funds will inform you of the amount and character of your distributions at the time they are paid, and will advise you of the tax status for federal income tax purposes of such distributions shortly after the close of each calendar year. Shareholders who have not held Fund shares for a full year may have designated and distributed to them as ordinary income or capital gain a percentage of income that is not equal to the actual amount of such income earned during the period of their investment in a Fund.

TAXES

ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY. Each Fund has elected to be treated as a regulated investment company under Subchapter M of the Code, has qualified as such for its most recent fiscal year, and intends to so qualify during the current fiscal year. The Directors reserve the right not to maintain the qualification of a Fund as a regulated investment company if they determine such course of action to be beneficial to you. In such case, a Fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you will be taxed as ordinary dividend income to the extent of such a Fund's available earnings and profits.

In order to qualify as a regulated investment company for tax purposes, a Fund must meet certain specific requirements, including:

o A Fund must maintain a diversified portfolio of securities, wherein no security (other than U.S. Government securities and securities of other regulated investment companies) can exceed 25% of a Fund's total assets, and, with respect to 50% of a Fund's total assets, no investment (other than cash and cash items, U.S. Government securities and securities of other regulated investment companies) can exceed 5% of a Fund's total assets;

o A Fund must derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies; and

o A Fund must distribute to its shareholders at least 90% of its net investment income and net tax-exempt income for each of its fiscal years.

EXCISE TAX DISTRIBUTION REQUIREMENTS. The Code requires each Fund to distribute at least 98% of its taxable ordinary income earned during the calendar year and 98% of the capital gain net income earned during the twelve month period ending October 31 (in addition to undistributed amounts from the prior year) to you by December 31 of each year in order to avoid federal excise taxes. Each Fund intends to declare and pay sufficient dividends in December (or in January that are treated by you as received in December) but does not guarantee and can give no assurances that its distributions will be sufficient to eliminate all such taxes.

REDEMPTION OF FUND SHARES. Redemptions and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. The tax law requires that you recognize a gain or loss in an amount equal to the difference between your tax basis and the amount you received in exchange for your shares, subject to the rules described below. If you hold your shares as a capital asset, the gain or loss that you realize will be capital gain or loss, and will be long-term for federal income tax purposes if you have held your shares for more than one year at the time of redemption or exchange. Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares. The holding periods and categories of capital gain that apply under the 1997 Act are described above the "Distributions" section.

All or a portion of any loss that you realize upon the redemption of your Fund shares will be disallowed to the extent that you purchase other shares in such Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you purchase.

DEFERRAL OF BASIS. All or a portion of the sales charge that you paid for your shares in a Fund will be excluded from your tax basis in any of the shares sold within 90 days of their purchase (for the purpose of determining gain or loss upon the sale of such shares) if you reinvest the sales proceeds in such Fund or in another Fund in the Franklin Templeton Group of Funds, and the sales charge that would otherwise apply to your reinvestment is reduced or eliminated because of your reinvestment with Franklin Templeton. The portion of the sales charge excluded from your tax basis in the shares sold will equal the amount that the sales charge is reduced on your reinvestment. Any portion of the sales charge excluded from your tax basis in the shares sold will be added to the tax basis of the shares you acquire from your reinvestment in another Franklin Templeton fund.

U.S. GOVERNMENT OBLIGATIONS. Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. Government, subject in some states to minimum investment requirements that must be met by a Fund. Investments by the U.S. Government Securities Series or other Fund in GNMA/FNMA securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. Government securities do not generally qualify for tax-free treatment. At the end of each calendar year, the Custodian Funds will provide you with the percentage of any dividends paid that may qualify for tax-free treatment on your personal income tax return. You should consult with your own tax advisor to determine the application of your state and local laws to these distributions. Because the rules on exclusion of this income are different for corporations, corporate shareholders should consult with their corporate tax advisors about whether any of their distributions may be exempt from corporate income or franchise taxes.

DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS. As a corporate shareholder, you should note that, except for the U.S. Government Securities Series, a portion of the dividends paid by each Fund for the most recent calendar year qualified for the dividends-received deduction. You will be permitted in some circumstances to deduct these qualified dividends, thereby reducing the tax that you would otherwise be required to pay on these dividends. The dividends-received deduction will be available with respect to dividends designated by a Fund as eligible for such treatment. Dividends so designated by a Fund must be attributable to dividends earned by such Fund from U.S. corporations that were not debt financed.

Under the 1997 Act, the amount that a Fund may designate as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends were earned by such Fund were debt-financed or held by such Fund for less than a 46 day period during a 90 day period beginning 45 days before the ex-dividend date of the corporate stock. Similarly, if your Fund shares are debt-financed or held by you for less than this same 46 day period, then the dividends-received deduction may also be reduced or eliminated. Even if designated as dividends eligible for the dividends-received deduction, all dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation.

No portion of the distributions from the U.S. Government Securities Series will qualify for the corporate dividends-received deduction.

INVESTMENT IN COMPLEX SECURITIES. A Fund's investment in options, including transactions involving actual or deemed short sales or foreign exchange gains or losses are subject to many complex and special tax rules. Over-the-counter options on debt securities and equity options, including options on stock and on narrow-based stock indexes, will be subject to tax under Section 1234 of the Code, generally producing a long-term or short-term capital gain or loss upon exercise, lapse, or closing out of the option or sale of the underlying stock or security. Certain other options entered into by a Fund are generally governed by
Section 1256 of the Code. These "Section 1256" positions generally include listed options on debt securities, options on broad-based stock indexes, options on securities indexes, options on futures contracts, regulated futures contracts and certain foreign currency contracts and options thereon.

Absent a tax election to the contrary, each such Section 1256 position held by a Fund will be marked-to-market (i.e., treated as if it were sold for fair market value) on the last business day of the Fund's fiscal year (and on other dates as prescribed by the Code), and all gain or loss associated with fiscal year transactions and mark-to-market positions at fiscal year end (except certain currency gain or loss covered by Section 988 of the Code) will generally be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Under legislation pending in technical corrections to the 1997 Act, the 60% long-term capital gain portion will qualify as 20% rate gain and will be subject to tax to individual investors at a maximum rate of 20% for investors in the 28% or higher federal income tax brackets, or at a maximum rate of 10% for investors in the 15% federal income tax bracket. While foreign currency is marked-to-market at year end, gain or loss realized as a result will always be ordinary. Even though marked-to-market, gains and losses realized on foreign currency and foreign security investments will generally be treated as ordinary income. The effect of Section 1256 mark-to-market rules may be to accelerate income or to convert what otherwise would have been long-term capital gains into short-term capital gains or short-term capital losses into long-capital losses within a Fund. The acceleration of income on Section 1256 positions may require a Fund to accrue taxable income without the corresponding receipt of cash. In order to generate cash to satisfy the distribution requirements of the Code, a Fund may be required to dispose of portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources such as the sale of Fund shares. In these ways, any or all of these rules may affect the amount, character and timing of income distributed to you by a Fund.

When a Fund holds an option or contract which substantially diminishes such Fund's risk of loss with respect to another position of such Fund (as might occur in some hedging transactions), this combination of positions could be treated as a "straddle" for tax purposes, possibly resulting in deferral of losses, adjustments in the holding periods and conversion of short-term capital losses into long-term capital losses. A Fund may make certain tax elections for mixed straddles (i.e., straddles comprised of at least one Section 1256 position and at least one non-Section 1256 position) which may reduce or eliminate the operation of these straddle rules.

The 1997 Act has also added new provisions for dealing with transactions that are generally called "Constructive Sale Transactions." Under these rules, a Fund must recognize gain (but not loss) on any constructive sale of an appreciated financial position in stock, a partnership interest or certain debt instruments. A Fund will generally be treated as making a constructive sale when it: 1) enters into a short sale on the same property, 2) enters into an offsetting notional principal contract, or 3) enters into a futures or forward contract to deliver the same or substantially similar property. Other transactions (including certain financial instruments called collars) will be treated as constructive sales as provided in Treasury regulations to be published. There are also certain exceptions that apply for transactions that are closed before the end of the 30th day after the close of the taxable year.

Distributions paid to you by a Fund of ordinary income and short-term capital gains arising from a Fund's investments, including investments in options, will be taxable to you as ordinary income. The Custodian Funds will monitor their transactions in such options and contracts and may make certain other tax elections in order to mitigate the effect of the above rules.

INVESTMENTS IN FOREIGN CURRENCIES AND FOREIGN SECURITIES. Each Fund, other than the U.S. Government Securities Series, is authorized to invest in foreign currency denominated securities. Such investments, if made, will have the following additional tax consequences:

Under the Code, gains and losses attributable to fluctuations in foreign currency exchange rates which occur between the time a Fund accrues income (including dividends), or accrues expenses which are denominated in a foreign currency, and the time a Fund actually collects such income or pays such expenses generally are treated as ordinary income or loss. Similarly, on the disposition of debt securities denominated in a foreign currency and on the disposition of certain options, gain or loss attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of its disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of a Fund's net investment company taxable income, which, in turn, will affect the amount of income to be distributed to you by the Fund.

If a Fund's Section 988 losses exceed such Fund's other net investment company taxable income during a taxable year, such Fund generally will not be able to make ordinary dividend distributions to you for that year, or distributions made before the losses were realized will be recharacterized as return of capital distributions for federal income tax purposes, rather than as an ordinary dividend or capital gain distribution. If a distribution is treated as a return of capital, your tax basis in your Fund shares will be reduced by a like amount (to the extent of such basis), and any excess of the distribution over your tax basis in your Fund shares will be treated as capital gain to you.

INVESTMENT IN PASSIVE FOREIGN INVESTMENT COMPANY SECURITIES. Each Fund, other than the U.S. Government Securities Series, may invest in shares of foreign corporation which may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income.

If a Fund receives an "excess distribution" with respect to PFIC stock, such Fund itself may be subject to U.S. federal income tax on a portion of the distribution, whether or not the corresponding income is distributed by such Fund to you. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which a Fund held the PFIC shares. A Fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years, and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. In this case, you would not be permitted to claim a credit on your own tax return for the tax paid by a Fund. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain. This may have the effect of increasing Fund distributions to you that are treated as ordinary dividends rather than long-term capital gain dividends.

A Fund may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC during such period. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, the 1997 Act provides for another election that would involve marking-to-market a Fund's PFIC shares at the end of each taxable year (and on certain other dates as prescribed in the Code), with the result that unrealized gains would be treated as though they were realized. A Fund would also be allowed an ordinary deduction for the excess, if any, of the adjusted basis of its investment in the PFIC stock over its fair market value at the end of the taxable year. This deduction would be limited to the amount of any net mark-to-market gains previously included with respect to that particular PFIC security. If a Fund were to make this second PFIC election, tax at the Fund level under the PFIC rules would generally be eliminated.

The application of the PFIC rules may affect, among other things, the amount of tax payable by a Fund (if any), the amounts distributable to you by a Fund, the time at which these distributions must be made, and whether these distributions will be classified as ordinary income or capital gain distributions to you.

You should be aware that it is not always possible at the time shares of a foreign corporation are acquired to ascertain that the foreign corporation is a PFIC, and that there is always a possibility that a foreign corporation will become a PFIC after a Fund acquires shares in that corporation. While a Fund will generally seek to avoid investing in PFIC shares to avoid the tax consequences detailed above, there are no guarantees that it will do so and it reserves the right to make such investments as a matter of its fundamental investment policy.

CONVERSION TRANSACTIONS. Gains realized by a Fund from transactions that are deemed to be "conversion transactions" under the Code, and that would otherwise produce capital gain may be recharacterized as ordinary income to the extent that such gain does not exceed an amount defined as the "applicable imputed income amount". A conversion transaction is any transaction in which substantially all of a Fund's expected return is attributable to the time value of such Fund's net investment in such transaction, and any one of the following criteria are met:

1) there is an acquisition of property with a substantially contemporaneous agreement to sell the same or substantially identical property in the future;

2) the transaction is an applicable straddle;

3) the transaction was marketed or sold to the Fund on the basis that it would have the economic characteristics of a loan but would be taxed as capital gain; or

4) the transaction is specified in Treasury regulations to be promulgated in the future.

The applicable imputed income amount, which represents the deemed return on the conversion transaction based upon the time value of money, is computed using a yield equal to 120 percent of the applicable federal rate, reduced by any prior recharacterizations under this provision or the provisions of Section 263(g) of the Code dealing with capitalized carrying costs.

STRIPPED PREFERRED STOCK. Occasionally, a Fund other than the U.S. Government Securities Series may purchase "stripped preferred stock" that is subject to special tax treatment. Stripped preferred stock is defined as certain preferred stock issues where ownership of the stock has been separated from the right to receive dividends that have not yet become payable. The stock must have a fixed redemption price, must not participate substantially in the growth of the issuer, and must be limited and preferred as to dividends. The difference between the redemption price and purchase price is taken into Fund income over the term of the instrument as if it were original issue discount. The amount that must be included in each period generally depends on the original yield to maturity, adjusted for any prepayments of principal.

INVESTMENTS IN ORIGINAL ISSUE DISCOUNT (OID) AND MARKET DISCOUNT (MD) BONDS. A Fund's investments in zero coupon bonds, bonds issued or acquired at a discount, delayed interest bonds, or bonds that provide for payment of interest-in-kind
(PIK) may cause a Fund to recognize income and make distributions to you prior to its receipt of cash payments. Zero coupon and delayed interest bonds are normally issued at a discount and are therefore generally subject to tax reporting as OID obligations. A Fund is required to accrue as income a portion of the discount at which these securities were issued, and to distribute such income each year (as ordinary dividends) in order to maintain its qualification as a regulated investment company and to avoid income reporting and excise taxes at the Fund level. PIK bonds are subject to similar tax rules concerning the amount, character and timing of income required to be accrued by a Fund. Bonds acquired in the secondary market for a price less than their stated redemption price or revised issue price are said to have been acquired with market discount. For these bonds, a Fund may elect to accrue market discount on a current basis, in which case such Fund will be required to distribute any such accrued discount. If a Fund does not elect to accrue market discount into income currently, gain recognized on sale will be recharacterized as ordinary income instead of capital gain to the extent of any accumulated market discount on the obligation.

DEFAULTED OBLIGATIONS. A Fund may be required to accrue income on defaulted obligations and to distribute such income to you even though it is not currently receiving interest or principal payments on such obligations. In order to generate cash to satisfy these distribution requirements, a Fund may be required to dispose of portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources such as the sale of Fund shares.

THE FUND'S UNDERWRITER

Pursuant to an underwriting agreement, Distributors acts as principal underwriter in a continuous public offering of the Fund's shares. The underwriting agreement will continue in effect for successive annual periods if its continuance is specifically approved at least annually by a vote of the Board or by a vote of the holders of a majority of the Fund's outstanding voting securities, and in either event by a majority vote of the Board members who are not parties to the underwriting agreement or interested persons of any such party (other than as members of the Board), cast in person at a meeting called for that purpose. The underwriting agreement terminates automatically in the event of its assignment and may be terminated by either party on 90 days' written notice.

Distributors pays the expenses of the distribution of Fund shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. Custodian Funds pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.

Distributors does not receive compensation from the Fund for acting as underwriter of the Fund's Advisor Class shares.

HOW DOES THE FUND MEASURE PERFORMANCE?

Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the SEC. Average annual total return and current yield quotations used by the Fund are based on the standardized methods of computing performance mandated by the SEC. If a Rule 12b-1 plan is adopted, performance figures reflect fees from the date of the plan's implementation.

For periods before January 1, 1997, standardized performance quotations for Advisor Class are calculated by substituting Class I performance for the relevant time period, excluding the effect of Class I's maximum initial sales charge, and including the effect of the Rule 12b-1 fees applicable to Class I shares of the Fund. For periods after January 1, 1997, standardized performance quotations for Advisor Class are calculated as described below.

An explanation of these and other methods used by the Fund to compute or express performance follows. Regardless of the method used, past performance does not guarantee future results, and is an indication of the return to shareholders only for the limited historical period used.


TOTAL RETURN


AVERAGE ANNUAL TOTAL RETURN. Average annual total return is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes income dividends and capital gain distributions are reinvested at Net Asset Value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum front-end sales charge currently in effect.

The average annual total return for Advisor Class for the one-, five- and ten-year periods ended September 30, 1997 was as follows:

                        ONE-YEAR   FIVE-YEAR   TEN-YEAR
                         PERIOD    PERIOD       PERIOD
Growth Series..          20.91%    16.71%       12.88%
Utilities Series         13.83      7.76         9.99
Income Series..          16.99     11.39        11.77
U.S. Government
 Securities Series       10.30      6.58         8.90

These figures were calculated according to the SEC formula:

                        P(1+T)n = ERV

where:

P = a hypothetical initial payment of $1,000 T = average annual total return n = number of years

ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period

CUMULATIVE TOTAL RETURN. Like average annual total return, cumulative total return assumes income dividends and capital gain distributions are reinvested at Net Asset Value. Cumulative total return, however, is based on the actual return for a specified period rather than on the average return over the periods indicated above. The cumulative total return for Advisor Class for the one-, five- and ten-year periods ended September 30, 1997, was as follows:

                             ONE-YEAR    FIVE-YEAR   TEN-YEAR
                              PERIOD      PERIOD       PERIOD
Growth Series..               20.91%      116.50%     235.92%
Utilities Series              13.83        45.29      159.15
Income Series..               16.99        71.51      204.36
U.S. Government
 Securities Series            10.30        37.55      134.60

YIELD

CURRENT YIELD. Current yield shows the income per share earned by the Fund. It is calculated by dividing the net investment income per share earned during a 30-day base period by the Net Asset Value per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the base period. The yield for Advisor Class for the 30-day period ended September 30, 1997, was:

                                               30-DAY
                                                YIELD
Utilities Series                               5.05%
Income Series                                  6.88%
U.S. Government Securities Series              6.75%

These figures were obtained using the following SEC formula:

Yield = 2 [(A-B + 1)6 - 1]
            cd

where:

a  =  dividends and interest earned during the period

b  =  expenses accrued for the period (net of reimbursements)

c the average daily number of shares outstanding during the period that were entitled to receive dividends

d  =  the Net Asset Value per share on the last day of the period


CURRENT DISTRIBUTION RATE


Current yield, which is calculated according to a formula prescribed by the SEC, is not indicative of the amounts which were or will be paid to shareholders of the Fund. Amounts paid to shareholders are reflected in the quoted current distribution rate. The current distribution rate is usually computed by annualizing the dividends paid per share during a certain period and dividing that amount by the current Net Asset Value. The current distribution rate differs from the current yield computation because it may include distributions to shareholders from sources other than dividends and interest, such as premium income from option writing and short-term capital gains, and is calculated over a different period of time. The current distribution rate for Advisor Class for the 30-day period ended September 30, 1997, was:

                                        CURRENT
                                     DISTRIBUTION
                                         RATE
Utilities Series                         5.35%
Income Series                            7.40%
U.S. Government Securities
 Series                                  6.87%


VOLATILITY


Occasionally  statistics  may be used to show  the  Fund's  volatility  or risk.
Measures of volatility or risk are generally used to compare the Fund's Net Asset Value or performance to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market, as represented by an index considered representative of the types of securities in which the fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of Net Asset Value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.


OTHER PERFORMANCE QUOTATIONS


Sales literature referring to the use of the Fund as a potential investment for Individual Retirement Accounts (IRAs), Business Retirement Plans, and other tax-advantaged retirement plans may quote a total return based upon compounding of dividends on which it is presumed no federal income tax applies.


The Fund may include in its advertising or sales material information relating to investment objectives and performance results of funds belonging to the Franklin Templeton Group of Funds. Resources is the parent company of the advisors and underwriter of the Franklin Templeton Group of Funds.


COMPARISONS


To help you better evaluate how an investment in the Fund may satisfy your investment objective, advertisements and other materials about the Fund may discuss certain measures of Fund performance as reported by various financial publications. Materials may also compare performance (as calculated above) to performance as reported by other investments, indices, and averages. These comparisons may include, but are not limited to, the following examples:

a) Dow Jones Composite Average or its component averages - an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones(R) Industrial Average), 15 utilities company stocks (Dow Jones Utilities Average), and 20 transportation company stocks. Comparisons of performance assume reinvestment of dividends.

b) Standard & Poor's(R) 500 Stock Index or its component indices - an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks, and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

c) The New York Stock Exchange composite or component indices - an unmanaged index of all industrial, utilities, transportation, and finance stocks listed on the NYSE.

d) Wilshire 5000 Equity Index - represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

e) Lipper - Mutual Fund Performance Analysis and Lipper - Fixed Income Fund Performance Analysis - measure total return and average current yield for the mutual fund industry and rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

f) CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. analyzes price, current yield, risk, total return, and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

g) Mutual Fund Source Book, published by Morningstar, Inc. - analyzes price, yield, risk, and total return for mutual funds.

h) Financial publications:  The Wall Street Journal, and Business Week, Changing
Times,  Financial  World,  Forbes,   Fortune,  and  Money  magazines  -  provide
performance statistics over specified time periods.

i) Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics - a statistical measure of change, over time, in the price of goods and services in major expenditure groups.

j) Stocks, Bonds, Bills, and Inflation, published by Ibbotson Associates historical measure of yield, price, and total return for common and small company stock, long-term government bonds, Treasury bills, and inflation.

k) Savings and Loan Historical Interest Rates - as published in the U.S. Savings & Loan League Fact Book.

l) Historical data supplied by the research departments of CS First Boston Corporation, the J. P. Morgan companies, Salomon Brothers, Merrill Lynch, Lehman Brothers and Bloomberg L.P.

m) Standard & Poor's(R) 100 Stock Index - an unmanaged index based on the prices of 100 blue-chip stocks, including 92 industrials, one utility, two transportation companies and 5 financial institutions. The S&P 100 Stock Index is a smaller more flexible index for options trading.

n) Morningstar  -  information   published  by  Morningstar,   Inc.,  including
Morningstar proprietary mutual fund ratings. The ratings reflect Morningstar's assessment of the historical risk-adjusted performance of a fund over specified time periods relative to other funds within its category.


In addition to the indices listed above, the following specific comparisons may be appropriate:


Utilities Series may be compared to Moody's Utilities Stock Index, an unmanaged index of utility stock performance.


Income Series and U.S. Government Securities Series may be compared to:


a) Salomon Brothers Broad Bond Index or its component indices - measures yield, price and total return for Treasury, agency, corporate and mortgage bonds.

b) Lehman Brothers Aggregate Bond Index or its component indices - measures yield, price and total return for Treasury, agency, corporate, mortgage and Yankee bonds.

c) Standard & Poor's(R) Bond Indices - measures yield and price of corporate, municipal and government bonds.

d) Other taxable investments including certificates of deposit (CDs), money market deposit accounts (MMDAs), checking accounts, savings accounts, money market mutual funds and repurchase agreements.


From time to time, advertisements or information for the Fund may include a discussion of certain attributes or benefits to be derived from an investment in the Fund. The advertisements or information may include symbols, headlines, or other material that highlights or summarizes the information discussed in more detail in the communication.


1. Franklin pioneered the concept of Ginnie Mae funds, and the U.S. Government Securities Series, with over $9.4 billion in assets and more than 390,000 shareholders as of September 30, 1997, is one of the largest Ginnie Mae funds in the U.S. and the world. Shareholders in this Fund, which has a history of solid performance, range from individual investors with a few thousand dollars to institutions that have invested millions of dollars.


The U.S. Government Securities Series offers investors the opportunity to invest in GNMAs, which are among the highest yielding U.S. government securities on the market.


2. Advertisements or information about U.S. Government Securities Series may also compare the Fund's performance to the return on CDs or other investments. You should be aware, however, that an investment in U.S. Government Securities Series involves the risk of fluctuation of principal value, a risk generally not present in an investment in a CD issued by a bank. For example, as the general level of interest rates rise, the value of U.S. Government Series' fixed-income investments, as well as the value of its shares that are based upon the value of such portfolio investments, can be expected to decrease. Conversely, when interest rates decrease, the value of the Fund's shares can be expected to increase. CDs are frequently insured by an agency of the U.S. government. An investment in the Fund is not insured by any federal, state or private entity.

3. Utilities Series has paid uninterrupted dividends for the past 48 years. Over the life of Utilities Series, dividends have increased in 29 of the last 48 years. Historically, equity securities of utility companies have paid a higher level of dividends than that paid by the general stock market. Utilities Series, well established for over 40 years, is the oldest mutual fund in the U.S. investing in securities issued by public utility companies, primarily in the country's fast growing regions, and the Fund has been continuously managed by the same portfolio manager since 1957.

4. Income Series has paid uninterrupted dividends for the past 48 years.

5. Growth Series offers investors a convenient way to invest in a diversified portfolio focusing on companies with long-term growth prospects.

6. Growth Series made the 1990, 1991 and 1996 Forbes Mutual Fund Honor Roll for its performance in both up and down markets.

In assessing comparisons of performance, you should keep in mind that the composition of the investments in the reported indices and averages is not identical to the Fund's portfolio, the indices and averages are generally unmanaged, and the items included in the calculations of the averages may not be identical to the formula used by the Fund to calculate its figures. In addition, there can be no assurance that the Fund will continue its performance as compared to these other averages.


MISCELLANEOUS INFORMATION


The Fund may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and other long-term goals. The Franklin College Costs Planner may help you in determining how much money must be invested on a monthly basis in order to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Planning Guide leads you through the steps to start a retirement savings program. Of course, an investment in the Fund cannot guarantee that these goals will be met.

The Fund is a member of the Franklin Templeton Group of Funds, one of the largest mutual fund organizations in the U.S., and may be considered in a program for diversification of assets. Founded in 1947, Franklin, one of the oldest mutual fund organizations, has managed mutual funds for over 49 years and now services more than 2.8 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton, a pioneer in international investing. The Mutual Series team, known for its value-driven approach to domestic equity investing, became part of the organization four years later. Together, the Franklin Templeton Group has over $215 billion in assets under management for more than 5.8 million U.S. based mutual fund shareholder and other accounts. The Franklin Templeton Group of Funds offers 121 U.S. based open-end investment companies to the public. The Fund may identify itself by its NASDAQ symbol or CUSIP number.

As of January 2, 1998, the principal shareholders of the Fund, beneficial or of record, were as follows:

      GROWTH SERIES
      NAME AND ADDRESS                       SHARE AMOUNT       PERCENTAGE
      ADVISOR CLASS
      FTTC Trust Services FBO
      Vivian J. Palmieri
      P.O. Box 7519
      San Mateo, CA 94403-7519                119,814.904         10.54%

      FTTC Trust Services FBO
      Rupert Johnson IRA
      P.O. Box 7519
      San Mateo, CA 94403-7519                156,272.041         13.75%

      FTTC TTEE For ValuSelect
      Franklin Templeton
      P.O. Box 2438
      Rancho Cordova, CA 95741-2438           179,171.631         15.77%

      FTTC TTEE For ValuSelect
      Franklin Resources PSP
      P.O. Box 2438
      Rancho Cordova, CA 95741-2438           175,176.159         15.41%

      GROWTH  SERIES (CONT.)
      NAME AND ADDRESS                       SHARE AMOUNT       PERCENTAGE
      ADVISOR CLASS
      Franklin Templeton Fund Allocator- Franklin Templeton Moderate Target Fund 1810 Gateway Dr., 3rd Flr.
      San Mateo, CA 94404-2470                130,542.295         11.49%

      Franklin Templeton Fund Allocator- Franklin Templeton Growth Target Fund 1810 Gateway Dr., 3rd Flr.
      San Mateo, CA 94404-2470                136,770.684         12.03%

      UTILITIES SERIES
      NAME AND ADDRESS                       SHARE AMOUNT       PERCENTAGE
      ADVISOR CLASS
      First Mar & Co.
      101 W. Washington St.
      P.O. Box 580
      Marquette, MI 49855                     149,441.469         14.02%

      The Washington Trust Company
      23 Broad St.
      Westerly, RI 02891                      172,648.669         16.20%

      FTTC TTEE For ValuSelect
      Franklin Resources PSP
      P.O. Box 2438
      Rancho Cordova, CA 95741-2438           381,957.762         35.85%

      Franklin Templeton Fund Allocator- Franklin Templeton Moderate Target Fund 1810 Gateway Dr., 3rd Flr.
      San Mateo, CA 94404-2470                82,972.715           7.79%

      INCOME SERIES
      NAME AND ADDRESS                       SHARE AMOUNT       PERCENTAGE
      ADVISOR CLASS
      FTTC TTEE For ValuSelect
      Franklin Templeton
      P.O. Box 2438
      Rancho Cordova, CA 95741-2438          1,786,249.239        32.13%

      FTTC TTEE For ValuSelect
      Franklin Resources PSP
      P.O. Box 2438
      Rancho Cordova, CA 95741-2438          1,562,974.617        28.11%

      U.S. GOVERNMENT SECURITIES SERIES
      NAME AND ADDRESS                       SHARE AMOUNT       PERCENTAGE
      ADVISOR CLASS
      FTTC Cust for the IRA of John M. Lane
      1840 Elmwood Rd.
      Hillsborough, CA 94010-6363             262,740.431         10.53%

      CAP & CO
      P.O. Box 2887
      Wilson, NC 27894-2887                   133,067.037          5.33%

      U.S. GOVERNMENT SECURITIES SERIES (CONT.)
      NAME AND ADDRESS                       SHARE AMOUNT       PERCENTAGE
      ADVISOR CLASS
      Franklin Templeton Fund Allocator-
      Franklin Templeton Conservative Target Fund
      1810 Gateway Dr., 3rd Flr.
      San Mateo, CA 94404-2470                215,704.910          8.64%

      Franklin Templeton Fund Allocator- Franklin Templeton Moderate Target Fund 1810 Gateway Dr., 3rd Flr.
      San Mateo, CA 94404-2470                307,624.951         12.33%

      Franklin Templeton Fund Allocator- Franklin Templeton Growth Target Fund 1810 Gateway Dr., 3rd Flr.
      San Mateo, CA 94404-2470                383,738.676         15.38%

      FTTC TTEE For ValuSelect
      Franklin Templeton
      P.O. Box 2438
      Rancho Cordova, CA 95741-2438           239,159.442          9.58%

      FTTC TTEE For ValuSelect
      Franklin Resources PSP
      P.O. Box 2438
      Rancho Cordova, CA 95741-2438           433,490.892         17.37%

From time to time, the number of Fund shares held in the "street name" accounts of various Securities Dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding.

In the event of disputes involving multiple claims of ownership or authority to control your account, the Fund has the right (but has no obligation) to: (a) freeze the account and require the written agreement of all persons deemed by the Fund to have a potential property interest in the account, before executing instructions regarding the account; (b) interplead disputed funds or accounts with a court of competent jurisdiction; or (c) surrender ownership of all or a portion of the account to the IRS in response to a Notice of Levy.

SUMMARY OF CODE OF ETHICS. Employees of the Franklin Templeton Group who are access persons under the 1940 Act are permitted to engage in personal securities transactions subject to the following general restrictions and procedures: (i) the trade must receive advance clearance from a compliance officer and must be completed by the close of the business day following the day clearance is granted; (ii) copies of all brokerage confirmations must be sent to a compliance officer and, within 10 days after the end of each calendar quarter, a report of all securities transactions must be provided to the compliance officer; and
(iii) access persons involved in preparing and making investment decisions must, in addition to (i) and (ii) above, file annual reports of their securities holdings each January and inform the compliance officer (or other designated personnel) if they own a security that is being considered for a fund or other client transaction or if they are recommending a security in which they have an ownership interest for purchase or sale by a fund or other client.


FINANCIAL STATEMENTS


The audited financial statements contained in the Annual Report to Shareholders of Custodian Funds, for the fiscal year ended September 30, 1997, including the auditors' report, are incorporated herein by reference.


USEFUL TERMS AND DEFINITIONS

1940 ACT - Investment Company Act of 1940, as amended


ADVISERS - Franklin Advisers, Inc., the investment manager of each of the Funds, except Growth Series

BOARD - The Board of Directors of Custodian Funds


CD - Certificate of deposit


CLASS I, CLASS II AND ADVISOR CLASS - Each Fund offers three classes of shares, designated "Class I," "Class II," and "Advisor Class." The three classes have proportionate interests in the Fund's portfolio. They differ, however, primarily in their sales charge and expense structures.


CODE - Internal Revenue Code of 1986, as amended

DISTRIBUTORS - Franklin/Templeton Distributors, Inc., the Fund's principal underwriter


FRANKLIN TEMPLETON GROUP - Franklin Resources, Inc., a publicly owned holding company, and its various subsidiaries

FRANKLIN TEMPLETON GROUP OF FUNDS - All U.S. registered investment companies in the Franklin Group of Funds(R) and the Templeton Group of Funds

FT Services - Franklin Templeton Services, Inc., the Fund's administrator


INVESTMENT ADVISORY - Franklin Investment Advisory Services, Inc., Growth Series' investment manager


INVESTOR SERVICES - Franklin/Templeton Investor Services, Inc., the Fund's shareholder servicing and transfer agent

IRS - Internal Revenue Service


NASD - National Association of Securities Dealers, Inc.

NET ASSET VALUE (NAV) - The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

NYSE - New York Stock Exchange


PROSPECTUS - The prospectus for Advisor Class shares of the Funds dated February 1, 1998, as may be amended from time to time


RESOURCES - Franklin Resources, Inc.

SAI - Statement of Additional Information


SEC - U.S. Securities and Exchange Commission


SECURITIES DEALER - A financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the Fund. This reference is for convenience only and does not indicate a legal conclusion of capacity.


U.S. - United States

WE/OUR/US - Unless a different meaning is indicated by the context, these terms refer to the Fund and/or Investor Services, Distributors, or other wholly owned subsidiaries of Resources.


                         FRANKLIN CUSTODIAN FUNDS, INC.
                                    File Nos.
                                     2-11346
                                     811-537

                                    FORM N-1A

                                     PART C
                                OTHER INFORMATION

ITEM 24  FINANCIAL STATEMENTS AND EXHIBITS

a) Financial Statements incorporated herein by reference to the Registrant's Annual Report to Shareholders dated September 30, 1997 as filed with the SEC electronically on form type N-30D on December 10, 1997.

      (i)   Report of Independent Accountants

      (ii)  Financial Highlights

      (iii) Statement of Investments, September 30, 1997

      (iv)  Statements of Assets and Liabilities - September
            30, 1997

       (v)  Statements of Operations - for the year ended
            September 30, 1997

      (vi) Statement of Changes in Net Assets - for the years ended September 30, 1997 and 1996

      (vii) Notes to Financial Statements

b)   Exhibits:

      The following exhibits are incorporated by reference, except exhibits 1(ix), 1(x), 1(xi), 5(v), 8(iii), 8(iv), 11(i), 18(i), 18(ii), 18(iii),
      18(iv), 18(v), 27(i), 27(ii), 27(iii), 27(iv), 27(v), 27(vi), 27(vii),
      27(viii), 27(ix), 27(x), 27(xi), 27(xii), 27(xiii) and 27(xiv) which are attached.

  (1) copies of the charter as now in effect;

      (i)    Articles of Incorporation dated October 9, 1979
             Filing:  Post-Effective Amendment No. 71 to
             Registration Statement on Form N-1A
             File No. 2-11346
             Filing Date:  April 27, 1995

      (ii)   Agreement and Articles of Merger dated November
             7, 1979
             Filing:  Post-Effective Amendment No. 71 to
             Registration Statement on Form N-1A
             File No. 2-11346
             Filing Date:  April 27, 1995

      (iii)  Certificate of Amendment to Articles of
             Incorporation dated October 4, 1985
             Filing:  Post-Effective Amendment No. 71 to
             Registration Statement on Form N-1A
             File No. 2-11346
             Filing Date:  April 27, 1995

      (iv)   Articles of Amendment dated October 14, 1985
             Filing:  Post-Effective Amendment No. 71 to
             Registration Statement on Form N-1A
             File No. 2-11346
             Filing Date:  April 27, 1995

      (v)    Certificate of Amendment to Articles of
             Incorporation dated February 24, 1989
             Filing:  Post-Effective Amendment No. 71 to
             Registration Statement on Form N-1A
             File No. 2-11346
             Filing Date:  April 27, 1995

      (vi)   Certificate of Amendment to Articles of
             Incorporation dated March 21, 1995
             Filing:  Post-Effective Amendment No. 71 to
             Registration Statement on Form N-1A
             File No. 2-11346
             Filing Date:  April 27, 1995

      (vii)  Articles Supplementary to the Charter dated June
             29, 1995
             Filing:  Post-Effective Amendment No. 72 to
             Registration Statement on Form N-1A
             File No. 2-11346
             Filing Date:  November 30, 1995

     (viii)  Articles Supplementary to the Charter dated July
             19, 1996
             Filing:  Post-Effective Amendment No. 75 to
             Registration Statement on Form N-1A
             File No. 2-11346
             Filing Date:  December 31, 1996

      (ix)   Certificate of Correction to the Articles
             Supplementary to the Charter dated August 22, 1996

       (x)  Articles Supplementary to the Charter dated
             November 4, 1996

      (xi)  Articles Supplementary to the Charter dated
             January 22, 1997

   (2) copies of the existing By-Laws or instruments corresponding thereto;

            (i)   By-Laws
                  Filing:  Post-Effective Amendment No. 71 to
                  Registration Statement on Form N-1A
                  File No. 2-11346
                  Filing Date:  April 27, 1995

   (3) copies of any voting trust agreement with respect to more than five percent of any class of equity securities of the Registrant;

           Not Applicable

   (4) specimens or copies of each security issued by the Registrant, including copies of all constituent instruments, defining the rights of the holders of such securities, and copies of each security being registered;

           Not Applicable

   (5) copies of all investment advisory contracts relating to the management of the assets of the Registrant;

      (i) Management Agreement between the Registrant on behalf of the DynaTech Series and Franklin Advisers, Inc.
             dated May 1, 1994
             Filing:  Post-Effective Amendment No. 71 to
             Registration Statement on Form N-1A
             File No. 2-11346
             Filing Date:  April 27, 1995

      (ii) Management Agreement between the Registrant on behalf of the Income Series and Franklin Advisers, Inc. dated May 1, 1994
             Filing:  Post-Effective Amendment No. 71 to
             Registration Statement on Form N-1A
             File No. 2-11346
             Filing Date:  April 27, 1995

      (iii) Management Agreement between the Registrant on behalf of the U.S. Government Securities Series and Franklin Advisers, Inc. dated May 1, 1994
             Filing:  Post-Effective Amendment No. 71 to
             Registration Statement on Form N-1A
             File No. 2-11346
             Filing Date:  April 27, 1995

       (iv) Management Agreement between the Registrant on behalf of the Utilities Series and Franklin Advisers, Inc.
             dated May 1, 1994
             Filing:  Post-Effective Amendment No. 71 to
             Registration Statement on Form N-1A
             File No. 2-11346
             Filing Date:  April 27, 1995

       (v) Management Agreement between Registrant on behalf of the Growth Series and Franklin Investment Advisory
             Services, Inc. dated July 1, 1997

(6)   copies  of  each   underwriting  or  distribution   contract  between  the
      Registrant and a principal underwriter, and specimens or copies of all agreements between principal underwriters and dealers;

      (i)    Amended and Restated Distribution Agreement between
             Registrant and Franklin/Templeton Distributors, Inc.
             dated March 29, 1995
             Filing:  Post-Effective Amendment No. 72 to
             Registration Statement on Form N-1A
             File No. 2-11346
             Filing Date:  November 30, 1995

      (ii) Forms of Dealer Agreements between Franklin/Templeton Distributors, Inc. and dealers
             Registrant:  Franklin Tax-Free Trust
             Filing:  Post-Effective Amendment No. 22 to
             Registration Statement on Form N-1A
             File No. 2-94222
             Filing Date:  March 14, 1996

(7) copies of all bonus, profit sharing, pension or other similar contracts or arrangements wholly or partly for the benefit of directors or officers of the Registrant in their capacity as such; any such plan that is not set forth in a formal document, furnish a reasonably detailed description thereof;

      Not Applicable

(8) copies of all custodian agreements and depository contracts under Section 17(f) of the 1940 Act, with respect to securities and similar investments of the Registrant, including the schedule of remuneration;

      (i) Master Custody Agreement between Registrant and Bank of New York dated February 16, 1996
            Filing:  Post-Effective Amendment No. 74 to
            Registration Statement on Form N-1A
            File No. 2-11346
            Filing Date: August 19, 1996

      (ii)  Terminal Link Agreement between Registrant and
            Bank of New York dated February 16, 1996
            Filing:  Post-Effective Amendment No. 74 to
            Registration Statement on Form N-1A
            File No. 2-11346
            Filing Date: August 19, 1996

      (iii) Amendment dated May 7, 1997 to the Master Custody Agreement dated February 16, 1996 between Registrant and Bank of New York

       (iv) Amendment dated October 15, 1997 to the Master Custody Agreement dated February 16, 1996 between Registrant and Bank of New York

(9) copies of all other material contracts not made in the ordinary course of business which are to be performed in whole or in part at or after the date of filing the Registration Statement;

      Not Applicable

(10) an opinion and consent of counsel as to the legality of the securities being registered, indicating whether they will when sold be legally issued, fully paid and nonassessable;

      Not Applicable

(11) copies of any other opinions, appraisals or rulings and consents to the use thereof relied on in the preparation of this Registration Statement and required by Section 7 of the 1933 Act;

      (i)   Consent of Independent Accountants

(12)  all financial statements omitted from Item 23;

      Not Applicable

(13) copies of any agreements or understandings made in consideration for providing the initial capital between or among the Registrant, the underwriter, adviser, promoter or initial stockholders and written assurances from promoters or initial stockholders that their purchases were made for investment purposes without any present intention of redeeming or reselling;

      (i)     Letter of Understanding dated April 12, 1995
              Filing:  Post-Effective Amendment No. 71 to
              Registration Statement on Form N-1A
              File No. 2-11346
              Filing Date:  April 27, 1995

      (ii) Subscription Agreement for DynaTech Series - Class II dated September 13, 1996
              Filing:  Post-Effective Amendment No. 75 to
              Registration Statement on Form N-1A
              File No. 2-11346
              Filing Date:  December 31, 1996

(14) copies of the model plan used in the establishment of any retirement plan in conjunction with which Registrant offers its securities, any instructions thereto and any other documents making up the model plan. Such form(s) should disclose the costs and fees charged in connection therewith;

      (i)    Copy of Model Retirement Plan
             Registrant:  AGE High Income Fund
             Filing:  Post-Effective Amendment No. 26 to
             Registration Statement on Form N-1A
             File No.  2-30203
             Filing Date:  August 1, 1989

(15) copies of any plan entered into by Registrant pursuant to Rule 12b-1 under the 1940 Act, which describes all material aspects of the financing of distribution of Registrant's shares, and any agreements with any person relating to implementation of such plan.

      (i)    Distribution Plan pursuant to Rule 12b-1 between the
             Registrant on behalf of the DynaTech Series and
             Franklin/Templeton Distributors, Inc. dated May 1,
             1994
             Filing:  Post-Effective Amendment No. 71 to
             Registration Statement on Form N-1A
             File No. 2-11346
             Filing Date:  April 27, 1995

      (ii)   Distribution Plan pursuant to Rule 12b-1 between the
             Registrant on behalf of the Growth Series and
             Franklin/Templeton Distributors, Inc. dated May 1,
             1994
             Filing:  Post-Effective Amendment No. 71 to
             Registration Statement on Form N-1A
             File No. 2-11346
             Filing Date:  April 27, 1995

      (iii)  Distribution Plan pursuant to Rule 12b-1 between the
             Registrant on behalf of the Income Series and
             Franklin/Templeton Distributors, Inc. dated May 1,
             1994
             Filing:  Post-Effective Amendment No. 71 to
             Registration Statement on Form N-1A
             File No. 2-11346
             Filing Date:  April 27, 1995

      (iv)   Distribution Plan pursuant to Rule 12b-1 between the
             Registrant on behalf of the U.S. Government Securities Series and Franklin/Templeton Distributors, Inc. dated May 1, 1994
             Filing:  Post-Effective Amendment No. 71 to
             Registration Statement on Form N-1A
             File No. 2-11346
             Filing Date:  April 27, 1995

      (v)    Distribution Plan pursuant to Rule 12b-1 between the
             Registrant on behalf of the Utilities Series and
             Franklin/Templeton Distributors, Inc. dated May 1,
             1994
             Filing:  Post-Effective Amendment No. 71 to
             Registration Statement on Form N-1A
             File No. 2-11346
             Filing Date:  April 27, 1995

      (vi) Distribution Plan pursuant to Rule 12b-1 between the Registrant on behalf of the Utilities Series, Income Series and U.S. Government Securities Series - Class II and Franklin/Templeton Distributors, Inc. dated March 30, 1995
             Filing:  Post-Effective Amendment No. 72 to
             Registration Statement on Form N-1A
             File No. 2-11346
             Filing Date:  November 30, 1995

      (vii)  Distribution Plan pursuant to Rule 12b-1 between the
             Registrant on behalf of the Growth Series - Class II and Franklin/Templeton Distributors, Inc. dated March 30, 1995
             Filing:  Post-Effective Amendment No. 72 to
             Registration Statement on Form N-1A
             File No. 2-11346
             Filing Date:  November 30, 1995

     (viii)  Distribution Plan pursuant to Rule 12b-1 between the
             Registrant on behalf of the DynaTech Series - Class II and Franklin/Templeton Distributors, Inc. dated
             September 16, 1996
             Filing:  Post-Effective Amendment No. 75 to
             Registration Statement on Form N-1A
             File No. 2-11346
             Filing Date:  December 31, 1996


(16) schedule for computation of each performance quotation provided in the Registration Statement in response to Item 22 (which need not be audited)

      (i)     Schedule for computation of performance quotation
              Registrant:  Franklin New York Tax-Free Trust
              Filing:  Post-Effective Amendment No. 12 to
              Registration Statement on Form N-1A
              File No.  33-7785
              Filing Date:  April 25, 1995
 (17)  Power of Attorney

      (i)    Power of Attorney dated February 16, 1995
             Filing:  Post-Effective Amendment No. 71 to
             Registration Statement on Form N-1A
             File No. 2-11346
             Filing Date:  April 27, 1995

      (ii)   Certificate of Secretary dated February 16, 1995
             Filing:  Post-Effective Amendment No. 71 to
             Registration Statement on Form N-1A
             File No. 2-11346
             Filing Date:  April 27, 1995

(18) Copies of any plan entered into by Registrant pursuant to Rule 18f-3 under the 1940 Act.

      (i) Multiple Class Plan for DynaTech Series Class II dated June 18, 1996

      (ii)  Multiple Class Plan for Growth Series dated June 18, 1996

      (iii)  Multiple Class Plan for Utilities Series dated June
            18, 1996

      (iv)   Multiple Class Plan for Income Series dated
            June 18, 1996

       (v)   Multiple Class Plan for U.S. Government Series dated
            June 18, 1996

(27)    Financial Data Schedule

       (i)  Financial Data Schedule for DynaTech Series - Class I

      (ii)  Financial Data Schedule for DynaTech Series - Class II

      (iii) Financial Data Schedule for Growth Series - Class I

      (iv)  Financial Data Schedule for Growth Series - Class II

       (v)  Financial Data Schedule for Growth Series - Advisor Class

      (vi)  Financial Data Schedule for Utilities Series - Class I

      (vii) Financial Data Schedule for Utilities Series - Class II

     (viii) Financial Data Schedule for Utilities Series -
            Advisor Class

      (ix)  Financial Data Schedule for U.S. Government Securities
            Series - Class I

       (x) Financial Data Schedule for U.S. Government Securities Series - Class II

      (xi) Financial Data Schedule for U.S. Government Securities Series - Advisor Class

      (xii) Financial Data Schedule for Income Series - Class I

     (xiii) Financial Data Schedule for Income Series - Class II

      (xiv) Financial Data Schedule for Income Series - Advisor Class

ITEM 25  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

        None

ITEM 26  NUMBER OF HOLDERS OF SECURITIES

As of October 31, 1997 the number of record holders of each series of the Registrant was as follows:

                                    NUMBER OF RECORD HOLDERS

                                     CLASS I     CLASS II     ADVISOR CLASS

Growth Series                        124,487     16,310         334
Utilities Series                     147,723      2,307          90
DynaTech Series                       17,322      1,081         N/A
Income Series                        331,786     36,097         332
U.S. Government Securities Series
                                     382,972      6,862         125

ITEM 27  INDEMNIFICATION

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court or appropriate jurisdiction the question whether such indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Please see the By-Laws, Management, and Distribution Agreements previously filed as exhibits and incorporated herein by reference.

Notwithstanding the provisions contained in the Registrant's By-Laws, in the absence of authorization by the appropriate court on the merits pursuant to said By-Laws, any indemnification under said By-Laws shall be made by Registrant only if authorized in the manner provided by such By-Laws.

ITEM 28  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR

The officers and directors of the Registrant's managers also serve as officers and/or directors or trustees for (1) the advisor's corporate parent, Franklin Resources, Inc., and/or (2) other investment companies in the Franklin Templeton Group of Funds. In addition, Mr. Charles B. Johnson is a director of General Host Corporation. For additional information please see Part B and Schedules A and D of Forms ADV of the Funds' investment advisors Franklin Advisers, Inc.(SEC File 801-26292), Franklin Investment Advisory Services, Inc. (SEC File 801-52152) incorporated herein by reference, which sets forth the officers and directors of the investment advisor and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

ITEM 29 PRINCIPAL UNDERWRITERS

a) Franklin/Templeton Distributors, Inc., ("Distributors") also acts as principal underwriter of shares of:

Franklin Asset  Allocation Fund
Franklin California Tax-Free Income Fund, Inc.
Franklin California Tax-Free Trust
Franklin Equity Fund
Franklin Federal Money Fund
Franklin Federal Tax-Free Income Fund
Franklin Floating Rate Trust
Franklin Gold Fund
Franklin High Income Trust
Franklin Investors Securities Trust
Franklin Managed Trust
Franklin Money Fund
Franklin Mutual Series Fund Inc.
Franklin Municipal Securities Trust
Franklin New York Tax-Free Income Fund
Franklin New York Tax-Free Trust
Franklin Real Estate Securities Trust
Franklin Strategic Mortgage Portfolio
Franklin Strategic Series
Franklin Tax-Exempt Money Fund
Franklin Tax-Free Trust
Franklin Templeton Fund Allocator Series
Franklin Templeton Global Trust
Franklin Templeton International Trust
Franklin Templeton Money Fund Trust
Franklin Value Investors Trust
Institutional Fiduciary Trust

Franklin Templeton Japan Fund
Templeton American Trust, Inc.
Templeton Capital Accumulator Fund, Inc.
Templeton Developing Markets Trust
Templeton Funds, Inc.
Templeton Global Investment Trust
Templeton Global Opportunities Trust
Templeton Global Real Estate Fund
Templeton Global Smaller Companies Fund, Inc.
Templeton Growth Fund, Inc.
Templeton Income Trust
Templeton Institutional Funds, Inc.
Templeton Variable Products Series Fund

b) The information required by this item 29 with respect to each director and officer of Distributors is incorporated by reference to Part B of this N-1A and Schedule A of Form BD filed by Distributors with the Securities and Exchange Commission pursuant to the Securities Act of 1934 (SEC File No.
8-5889)

c) Not applicable. Registrant's principal underwriter is an affiliated person of an affiliated person of the Registrant.

ITEM 30  LOCATION OF ACCOUNTS AND RECORDS

The accounts,  books or other documents  required to be maintained by Section 31
(a) of the Investment Company Act of 1940 are kept by the Fund or its shareholder services agent, Franklin/Templeton Investor Services, Inc., both of whose address is 777 Mariners Island Blvd., San Mateo, California 94404-1585.

ITEM 31  MANAGEMENT SERVICES

There are no management-related service contracts not discussed in Part A or Part B.

ITEM 32  UNDERTAKINGS

a) The Registrant hereby undertakes to promptly call a meeting of shareholders for the purpose of voting upon the question of removal of any director or directors when requested in writing to do so by the record holders of not less than 10 percent of the Registrant's outstanding shares to assist its shareholders in accordance with the requirements of Section 16(c) of the Investment Company Act of 1940.

b) The Registrant hereby undertakes to comply with the information requirement in Item 5A of the Form N-1A by including the required information in the Fund's annual report and to furnish each person to whom a prospectus is delivered a copy of the annual report upon request and without charge.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of San Mateo and the State of California, on the 28th day of January, 1998.

                                          FRANKLIN CUSTODIAN FUNDS, INC.
                                          (Registrant)

                                          By:  CHARLES B. JOHNSON*
                                               Charles B. Johnson
                                               President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

CHARLES B. JOHNSON*               Principal Executive
Charles B. Johnson                Officer and Director
                                  Dated: January 28, 1998

MARTIN L. FLANAGAN*               Principal Financial Officer
Martin L. Flanagan                Dated: January 28, 1998

DIOMEDES LOO-TAM*                 Principal Accounting Officer
Diomedes Loo-Tam                  Dated: January 28x, 1998

HARRIS J. ASHTON*                 Director
Harris J. Ashton                  Dated: January 28, 1998

S. JOSEPH FORTUNATO*              Director
S. Joseph Fortunato               Dated: January 28, 1998

RUPERT H. JOHNSON, JR.*           Director
Rupert H. Johnson, Jr.            Dated: January 28, 1998

GORDON S. MACKLIN*                Director
Gordon S. Macklin                 Dated: January 28, 1998


*By /s/ Larry L. Greene
    Larry L. Greene, Attorney-in-Fact
    (Pursuant to Powers of Attorney previously filed)


                         FRANKLIN CUSTODIAN FUNDS, INC.
                             REGISTRATION STATEMENT
                                 EXHIBITS INDEX


EXHIBIT NO.             DESCRIPTION                   LOCATION

EX-99.B1(i)             Articles of Incorporation                 *
                        dated October 9, 1979

EX-99.B1(ii)            Agreement and Articles of Merger          *
                        dated November 7, 1979

EX-99.B1(iii)           Certificate of Amendment to               *
                        Articles of Incorporation
                        dated October 4, 1985

EX-99.B1(iv)            Articles of Amendment dated               *
                        October 14, 1985

EX-99.B1(v)             Certificate of Amendment to               *
                        Articles of Incorporation
                        dated February 24, 1989

EX-99.B1(vi)            Certificate of Amendment to               *
                        Articles of Incorporation
                        dated March 21, 1995

EX-99.B1(vii)           Articles Supplementary to the             *
                        Charter dated June 29, 1995

EX-99.B1(viii)          Articles Supplementary to the             *
                        Charter dated July 19, 1996

EX-99.B1(ix)            Certificate of Correction to        Attached
                        the Articles Supplementary to
                        the Charter dated August 22, 1996

EX-99.B1(x)             Articles Supplementary to the       Attached
                        Charter dated November 4, 1996

EX-99.B1(xi)            Articles Supplementary to the       Attached
                        Charter dated January 22, 1997

EX-99.B2(i)             By-Laws                                   *

EX-99.B5(i)             Management Agreement between              *
                        the Registrant on behalf of the
                        DynaTech Series and Franklin
                        Advisers, Inc. dated May 1, 1994

EX-99.B5(ii)            Management Agreement between the          *
                        Registrant on behalf of the Income
                        Series and Franklin Advisers, Inc.
                        dated May 1, 1994

EX-99.B5(iii)           Management Agreement between the          *
                        Registrant on behalf of the U.S.
                        Government Securities Series and
                        Franklin Advisers, Inc. dated May
                        1, 1994

EX-99.B5(iv)            Management Agreement between the          *
                        Registrant on behalf of the Utilities
                        Series and Franklin Advisers, Inc.
                        dated May 1, 1994

EX-99.B5(v)             Management Agreement between        Attached
                        Registrant on behalf of the Growth
                        Series and Franklin Investment
                        Advisory Services, Inc. dated
                        July 1, 1997

EX-99.B6(i)             Amended and Restated Distribution         *
                        Agreement between Registrant and
                        Franklin/Templeton Distributors, Inc.
                        dated March 29, 1995

EX-99.B6(ii)            Forms of Dealer Agreements between        *
                        Franklin/Templeton Distributors, Inc.
                        and dealers

EX-99.B8(i)             Master Custody Agreement between          *
                        Registrant and Bank of New York
                        dated February 16, 1996

EX-99.B8(ii)            Terminal Link Agreement between           *
                        Registrant and Bank of New York
                        dated February 16, 1996

EX-99.B8(iii)           Amendment dated May 7, 1997         Attached
                        to the Master Custody Agreement
                        dated February 16, 1996 between
                        Registrant and Bank of New York

EX-99.B8(iv)            Amendment dated October 15, 1997    Attached
                        to the Master Custody Agreement
                        dated February 16, 1996 between
                        Registrant and Bank of New York

EX-99.B11(i)            Consent of Independent              Attached
                        Accountants

EX-99.B13(i)            Letter of Understanding dated             *
                        April 12, 1995

EX-99.B13(ii)           Subscription Agreement for                *
                        DynaTech Series - Class II
                        dated September 13, 1996

EX-99.B14(i)            Copy of Model Retirement Plan             *

EX-99.B15(i)            Distribution Plan pursuant to Rule        *
                        12b-1 between the Registrant on
                        behalf of the DynaTech Series and
                        Franklin/Templeton Distributors,
                        Inc. dated May 1, 1994

EX-99.B15(ii)           Distribution Plan pursuant to Rule        *
                        12b-1 between the Registrant on
                        behalf of the Growth Series and
                        Franklin/Templeton Distributors,
                        Inc. dated May 1, 1994

EX-99.B15(iii)          Distribution Plan pursuant to Rule        *
                        12b-1 between the Registrant on
                        behalf of the Income Series and
                        Franklin/Templeton Distributors,
                        Inc. dated May 1, 1994

EX-99.B15(iv)           Distribution Plan pursuant to Rule        *
                        12b-1 between the Registrant on
                        behalf of the U.S. Government
                        Securities Series and Franklin/Templeton
                        Distributors, Inc. dated May 1, 1994

EX-99.B15(v)            Distribution Plan pursuant to Rule        *
                        12b-1 between the Registrant on
                        behalf of the Utilities Series and
                        Franklin/Templeton Distributors, Inc.
                        dated May 1, 1994

EX-99.B15(vi)           Distribution Plan pursuant to Rule        *
                        12b-1 between the Registrant on
                        behalf of the Utilities Series,
                        Income Series and U.S. Government
                        Securities Series - Class II and
                        Franklin/Templeton Distributors,
                        Inc. dated March 30, 1995

EX-99.B15(vii)          Distribution Plan pursuant to Rule        *
                        12b-1 between the Registrant on behalf
                        of the Growth Series - Class II and
                        Franklin/Templeton Distributors, Inc.,
                        dated March 30, 1995

EX-99.B15(viii)         Distribution Plan pursuant to Rule        *
                        12b-1 between the Registrant on
                        behalf of the DynaTech Series -
                        Class II and Franklin/Templeton
                        Distributors, Inc. dated
                        September 16, 1996

EX-99.B16(i)            Schedule for Computation of               *
                        Performance Quotation

EX-99.B17(i)            Powers of Attorney dated February         *
                        16, 1995

EX-99.B17(ii)           Certificate of Secretary      dated       *
                        February 16, 1995

EX-99.B18(i)            Multiple Class Plan for             Attached
                        DynaTech Series Class II
                        Dated June 18, 1996

EX-99.B18(ii)           Multiple Class Plan for Growth      Attached
                        Series, dated June 18, 1996

EX-99.B18(iii)          Multiple Class Plan for Utilities   Attached
                        Series dated June 18, 1996

EX-99.B18(iv)           Multiple Class Plan for Income      Attached
                        Series dated June 18, 1996

EX-99.18(v)             Multiple Class Plan for U.S.        Attached
                        Government Series dated June
                        18, 1996

EX-27.B(i)              Financial Data Schedule for         Attached
                        DynaTech Series - Class I

EX-27.B(ii)             Financial Data Schedule for         Attached
                        DynaTech Series - Class II

EX-27.B(iii)            Financial Data Schedule for         Attached
                        Growth Series - Class I

EX-27.B(iv)             Financial Data Schedule for         Attached
                        Growth Series - Class II

EX-27.B(v)              Financial Data Schedule for         Attached
                        Growth Series - Advisor Class

EX-27,B(vi)             Financial Data Schedule for         Attached
                        Utilities Series - Class I

EX-27,(vii)             Financial Data Schedule for         Attached
                        Utilities Series - Class II

EX-27,B(viii)           Financial Data Schedule for         Attached
                        Utilities Series - Advisor Class

EX-27.B(ix)             Financial Data Schedule for U.S.    Attached
                        Government Series - Class I

EX-27.B(x)              Financial Data Schedule for         Attached
                        U.S. Government Series
                        - Class II

EX-27.B(xi)             Financial Data Schedule for         Attached
                        U.S. Government Series
                        - Advisor Class I

EX-27.B(xii)            Financial Data Schedule             Attached
                        for Income Series - Class I

EX-27.B(xiii)           Financial Data Schedule             Attached
                        for Income Series - Class II

EX-27.B(xiv)            Financial Data Schedule             Attached
                        for Income Series - Advisor Class

* Incorporated by reference